UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07428

Voya Mutual Funds

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
October 31, 2021
Classes A, C, I, P, P3, R, R6 and W
Global and International Funds
■
Voya Global Bond Fund

■
Voya Global High Dividend Low Volatility Fund

■
Voya Global Perspectives® Fund

■
Voya Multi-Manager International Small Cap Fund

■
Voya Russia Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from each fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Despite Inflation, Major Market Corrections Seem Unlikely
Dear Shareholder,
U.S. stock markets have extended their year-to-date advance into the final months of 2021, propelled by better-than-expected corporate earnings and accelerating economic momentum as the COVID-19 pandemic subsides. As the economy expands, it is our opinion that supply-chain bottlenecks are driving up prices and increasing inflation. This has led to concerns that, to counter inflationary forces, the U.S. Federal Reserve Board (“Fed”) may have to raise interest rates sooner than expected; these concerns have been driving volatility in the bond markets.
The Fed maintains its belief that inflation is transitory, and we continue to share the Fed’s view that price increases will be manageable. This month the Fed will begin “tapering,” i.e., trimming its monthly purchases of mortgage-backed securities, which have helped support the economy by keeping long-term interest rates low. Most observers believe that, despite current inflation pressures, the Fed will conclude this tapering process before undertaking any policy action to raise rates.
Even as tapering gets underway, in our view, monetary policy remains highly supportive of economic growth. With COVID-19 fears subsiding and the U.S. economy turning upward, we believe that there are plenty of reasons for optimism. There are still some uncertainties, such as China’s economy cresting its peak, with soaring energy prices there and in Europe. Looking at the big picture, however, we believe corporate earnings will keep growing and equities will continue to provide attractive return potential.
As we’ve often noted, the financial markets can sometimes confound expectations, so we believe that it’s important to have a plan for investing consistently through headwinds and tailwinds. Keep focused on your long-term goals and don’t get distracted by short-term fluctuations, however compelling or distracting they may seem. Should your long-term goals change, discuss the situation thoroughly with your financial advisor before making any changes to your investment portfolio.
Regardless of events, at Voya we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to working with you in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
November 17, 2021
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Benchmark Descriptions

Index	Description
Bloomberg Commodity Index	An index that tracks prices of futures contracts on physical commodities on the commodity markets. It currently has 23 commodity futures in six sectors.
Bloomberg Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg U.S. Aggregate Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
CBOE Volatility Index	A real-time index that represents the market’s expectations for the relative strength of near-term price changes of the S&P 500® Index.
FTSE EPRA Nareit Developed Index	The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.
MSCI Russia 10/40 Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
MSCI World Value IndexSM	The index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P Developed ex-U.S. Small Cap Index	A float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Portfolio Managers’ Report	Voya Global Bond Fund

Geographic Diversification as of October 31, 2021 (as a percentage of net assets)

United States	72.8%
China	6.2%
United Kingdom	2.3%
Mexico	1.2%
Malaysia	1.1%
Indonesia	1.1%
Russia	1.0%
Canada	0.9%
Peru	0.9%
Spain	0.8%
Countries between 0.0% – 0.8%^	13.4%
Liabilities in Excess of Other Assets*,**	(1.7)%
Net Assets	100.0%
* Includes short-term investments.
** Includes purchased options.
^ Includes 43 countries, which each represents 0.0% – 0.8% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Bond Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Brian Timberlake, Ph.D., CFA, and Sean Banai, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of -0.18% compared to the Bloomberg Global Aggregate Index (“BBGA Index”), which returned -1.24% for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the BBGA Index. Sector allocations drove outperformance for the period, while currency and duration positioning detracted.
Underweight in government sectors and overweight to non-government sectors added to returns, as ongoing healing in the global economy during the recovery was the catalyst for outperformance. Securitized credit, in aggregate, contributed, with commercial mortgage-backed securities investments adding the most. Corporate allocations across investment-grade and high-yield added, as corporate balance sheets improved. Meanwhile, emerging market (“EM”) allocations in both hard currency sovereigns and corporate issuers also added, as the prospect of better global growth and a rebound in commodity prices supported developing economies and their bond markets.
Duration and yield curve positioning detracted from performance. Defensive positioning during the third quarter of 2021 weighed on performance as U.S. Treasuries briefly rallied over potential risks from the Covid-19 Delta variant. Meanwhile, the persistent strength of the U.S. dollar (“USD”) meant currencies muted the returns for global markets. The Fund’s currency positioning in developed markets, which included underweights in the USD, was another detractor over the period.
Top Ten Holdings as of October 31, 2021* (as a percentage of net assets)

Uniform Mortgage-Backed Securities, 2.000%, 12/15/51	2.5%
Ginnie Mae, 3.000%, 11/15/51	2.2%
China Government Bond, 2.850%, 06/04/27	2.0%
United States Treasury Note/Bond, 0.375%, 10/31/23	1.7%
Uniform Mortgage-Backed Securities, 2.500%, 12/15/51	1.7%
China Government Bond, 3.250%, 11/22/28	1.4%
China Government Bond, 3.250%, 06/06/26	1.2%
Malaysia Government Bond, 3.828%, 07/05/34	1.1%
Fannie Mae REMICS 2015-58 KI, 6.000%, 03/25/37	0.9%
United States Treasury Note, 0.125%, 05/31/23	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
The Fund used swaps, options and futures in conjunction with cash bonds for duration and yield curve management. It also used currency forward contracts, options and swaps for currency management and risk mitigation. These investment decisions, in total, had a negative impact on the Fund’s performance during the period.
Current Strategy and Outlook: Though in our opinion, growth expectations in the United States remain resilient, headwinds have emerged, leading to a decline in growth expectations. We believe that while valuations remain on the tighter end, fundamentals remain supportive for risk-taking. We maintain a preference for securitized credit compared to corporate credit, believing structured securities offer an attractive source of income in today’s environment. Meanwhile, allocations to agency mortgage-backed securities remain low based on relative valuations. Given that corporate fundamentals look strong in our opinion, we would view bouts of spread widening as opportunities to add risk to the portfolio. We will continue to monitor EM, given the potential for contagion from China and the Evergrande debt debacle; outsized moves may also yield select opportunities. For now, we maintain a bias for hard currency (also known as USD) denominated EM.
We believe that inflation will remain a key driver for rates going into year-end and next year. While we see a higher inflation baseline, ultimately, we do not expect structural inflation to take hold, as that could create a significant headwind for fixed income investors. As a result, we expect the upside risk to the ten-year Treasury yield to be up to 2% in the coming quarters.

Voya Global Bond Fund	Portfolio Managers’ Report

Regarding currencies, we believe the persistent strength in the USD reflects both economic and COVID-19 concerns, including lingering worries on the impact from the variants. We believe the USD will depreciate as vaccine gaps narrow and variant fears ebb. While growth expectations going into year-end are being revised lower, the U.S. and Europe will serve as a tailwind for emerging economies, in our view. We continue to believe divergence across EM will also reflect the success, and challenges, in containing COVID-19 across these countries, with dispersion across bond and currency markets in the months ahead.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Bond Fund

Average Annual Total Returns for the Periods Ended October 31, 2021
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	-2.67%	2.83%	1.95%	—
Class C(2)	-1.80%	2.58%	1.44%	—
Class I	0.05%	3.60%	2.47%	—
Class P(3)	0.58%	4.11%	2.76%	—
Class P3	0.72%	—	—	4.07%
Class R	-0.44%	3.08%	1.94%	—
Class R6(3)	0.08%	3.60%	2.49%	—
Class W	0.18%	3.63%	2.47%	—
Excluding Sales Charge:
Class A	-0.18%	3.34%	2.20%	—
Class C	-0.85%	2.58%	1.44%	—
Class I	0.05%	3.60%	2.47%	—
Class P(3)	0.58%	4.11%	2.76%	—
Class P3	0.72%	—	—	4.07%
Class R	-0.44%	3.08%	1.94%	—
Class R6(3)	0.08%	3.60%	2.49%	—
Class W	0.18%	3.63%	2.47%	—
Bloomberg Aggregate Index	-1.24%	2.52%	1.70%	3.33%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class P incepted on June 29, 2016 and Class R6 incepted on May 31, 2013. The Class P and Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Global High Dividend Low Volatility Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2021 (as a percentage of net assets)

United States	64.9%
Japan	7.6%
Canada	4.5%
United Kingdom	4.1%
Australia	2.4%
France	2.4%
Switzerland	2.1%
Germany	1.8%
Italy	1.7%
Hong Kong	1.6%
Countries between 0.1% – 1.3%^	5.5%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 8 countries, which each represents 0.1% – 1.3% of net assets.
Portfolio holdings are subject to change daily.
Voya Global High Dividend Low Volatility Fund (the “Fund”) seeks long-term capital growth and current income. The Fund is managed by Steve Wetter, Kai Yee Wong, Vincent Costa, CFA, and Peg DiOrio, CFA, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended October 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 32.16% compared to the MSCI World Value IndexSM (the “Index” or “MSCI World Value”) and the MSCI World IndexSM (“MSCI World”) which returned 41.64% and 40.42%, respectively.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index. In terms of the Fund’s performance, the Fund’s lower beta positioning relative to the Index was the largest detractor. Conversely, the stock ranking model contributed to results, with the operations and sentiments signals performing the strongest.
Regionally, portfolio holdings within North America, Europe and Japan had an unfavorable impact. On the sector level, portfolio holdings and the allocation to the financials and energy sectors detracted the most value. The key stock detractors included underweights in Exxon Mobil Corporation and Bank of America Corp., and exposure to non-benchmark stock MarketAxess Holdings Inc.
Top Ten Holdings as of October 31, 2021 (as a percentage of net assets)

Johnson & Johnson	1.8%
Pfizer, Inc.	1.4%
Cisco Systems, Inc.	1.4%
Merck & Co., Inc.	1.3%
Verizon Communications, Inc.	1.2%
AbbVie, Inc.	1.2%
Procter & Gamble Co.	1.1%
Target Corp.	1.1%
Texas Instruments, Inc.	1.0%
Blackrock, Inc.	1.0%
Portfolio holdings are subject to change daily.
Portfolio holdings within the real estate sector had the largest positive impact on performance. The key contributors included not owning Walmart Inc. and our holdings in non-benchmark stocks Applied Materials, Inc. and Intuit Inc.
Current Strategy and Outlook: This is an actively managed investment strategy that seeks to maximize total return to the extent consistent with maintaining lower volatility than the Index. The investment process first seeks to create a universe of stable, dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to seek to identify the most attractive stocks within each sector. The managers then seek to optimize the Fund’s potential to achieve its dividend, alpha and volatility objectives.

*
Effective December 31, 2020, the Fund changed its benchmark from the MSCI World to the MSCI World Value because the MSCI World Value is considered by the sub-adviser to be a more appropriate benchmark reflecting the type of securities in which the Fund invests.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global High Dividend Low Volatility Fund

Average Annual Total Returns for the Periods Ended October 31, 2021
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	24.57%	8.76%	5.37%
Class C(2)	30.17%	9.24%	5.21%
Class I	32.47%	10.33%	6.26%
Class R6(3)	32.57%	10.34%	6.26%
Class W	32.51%	10.33%	6.27%
Excluding Sales Charge:
Class A	32.16%	10.05%	6.00%
Class C	31.17%	9.24%	5.21%
Class I	32.47%	10.33%	6.26%
Class R6(3)	32.57%	10.34%	6.26%
Class W	32.51%	10.33%	6.27%
MSCI World Value Index	41.64%	9.71%	9.06%
MSCI World	40.42%	15.45%	12.19%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global High Dividend Low Volatility Fund against the indices indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on February 28, 2020. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to November 30, 2012, the Fund was managed by a different sub-adviser. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

Voya Global Perspectives® Fund	Portfolio Managers’ Report

Target Allocations as of October 31, 2021(1) (as a percentage of net assets)

U.S. Large Cap Equities	10.0%
U.S. Mid Cap Equities	10.0%
U.S. Small Cap Equities	10.0%
Global Real Estate	10.0%
International Equities	10.0%
Emerging Market Equities	10.0%
U.S. Corporate	10.0%
U.S. Government Bonds	10.0%
Global Bonds	10.0%
U.S. High Yield Bonds	10.0%

(1)
Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.
Voya Global Perspectives® Fund (the “Fund”) seeks total return. Under normal market conditions, Voya Investment Management Co. LLC (“Voya IM”), the sub-adviser, invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Douglas Coté, CFA, Portfolio Manager, of Voya IM — the Sub-Adviser.
Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities and approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the Fund’s rules-based investment strategy, the equity allocation may drop to approximately 30% and the debt allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.
Performance: For the year ended October 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.34% compared to the 22.02% return of the S&P Target Risk® Growth Index.
Portfolio Specifics: Performance of the Fund was positive for the year, but the Fund underperformed its benchmark, the S&P Target Risk® Growth Index. Underperformance for the full reporting period was attributed to the Fund’s defensive positioning — meaning that the Fund was underweighted in stocks and overweighted in bonds — during the first half of the reporting period, from November 1, 2020, through April 30, 2021. During that time, the stock market, as measured by the S&P 500® Index, returned 28.85%; and the bond market, as measured by the Bloomberg U.S. Aggregate Index, returned -1.52%. As a result of its positioning, the Fund under-participated in the stock gains and over-participated in the bond losses.
Among the Fund’s equity sleeve, the largest detractors from relative results were significant underweights in U.S. large cap and international equities, and an overweight of emerging market equities. By contrast, the biggest contributors to relative results were a non-benchmark exposure to global real estate investment trusts (“REITs”), as well as overweights to U.S. mid-capitalization and U.S. small-cap equities. Withing the Fund’s fixed income sleeve, the largest detractors were an off-index position in U.S. government securities, global bonds and U.S. high yield corporate bonds. Among the contributors to relative results was an off-index position in U.S. investment grade corporate bonds. On an absolute return basis, the Fund’s fixed income sleeve outperformed the S&P Target Risk® Growth Index’s fixed income sleeve, though this was a somewhat Pyrrhic victory: the sleeve’s contributions to performance were overwhelmed by detractions from the Fund’s defensive tactical stance during the first half of the reporting period.
Over the full, one-year fiscal reporting period, the U.S. stock market gained 42.91%, as measured by the S&P 500® Index; as measured by the Russell cap-segment indexes, value stocks outperformed growth stocks for the period. The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Index, lost 0.48%. Small cap stocks, as measured by the Russell 2000® Index, gained 50.80% for the period. Global REITs, as measured by the FTSE EPRA Nareit Developed index, gained 43.37%. Emerging markets, as measured by the MSCI Emerging Markets IndexSM, returned 17.33%. Interest rates were volatile during the period but ended off their highs, benefiting fixed income; particularly high yield bonds, which, as measured by the Bloomberg High Yield Bond -2% Issuer Constrained Composite Index, gained 10.53% for the period. The Bloomberg Commodity Index gained 43.94%, led by rising crude oil prices. The CBOE Volatility Index ended near its historical norms.
Current Strategy and Outlook: The economic boom in the United States is driving consumers and manufacturers, followed by stellar corporate profits. But internationally, in our view, storm clouds are building. The energy crisis — a.k.a., the power crunch — outside the United States and the “left-tail” risk of stagflation are building. The hunt for yield and returns is creating bubbles such as China’s Evergrande debacle; and there may be a lot more in waiting, in our view. We believe, at this point, it will be good news when the U.S. Federal Reserve Board tapers, otherwise we believe the bubbles will build and require draconian moves in the future.

Portfolio Managers’ Report	Voya Global Perspectives® Fund

The good news is that corporate profits — the fundamental driver of markets — continue to break records. We believe profit growth will slow down from here, but at still extraordinarily high rates. The markets “climb a wall of worry,” and in our view are still positioned to do so, in our view. Volatility is normal now; we believe this is a time to maintain broad diversification, and avoid taking outsized bets in particular asset classes.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Global Perspectives® Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2021
	1 Year	5 Year	Since Inception of Class A, C, I, R, and W March 28, 2013
Including Sales Charge:
Class A(1)	6.83%	7.35%	5.82%
Class C(2)	11.44%	7.80%	5.77%
Class I	13.62%	8.88%	6.81%
Class R	13.06%	8.35%	6.29%
Class W	13.58%	8.89%	6.82%
Excluding Sales Charge:
Class A	13.34%	8.63%	6.55%
Class C	12.44%	7.80%	5.77%
Class I	13.62%	8.88%	6.81%
Class R	13.06%	8.35%	6.29%
Class W	13.58%	8.89%	6.82%
S&P Target Risk® Growth Index	22.02%	10.20%	8.35%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Perspectives® Fund against the index indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Geographic Diversification as of October 31, 2021 (as a percentage of net assets)

Japan	17.4%
Canada	11.9%
United Kingdom	9.8%
Germany	7.0%
Australia	6.7%
France	6.4%
South Korea	6.3%
Switzerland	6.3%
Sweden	3.9%
Netherlands	3.6%
Countries between 0.0% – 2.4%^	19.5%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 30 countries, which each represents 0.0% – 2.4% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Acadian Asset Management LLC (“Acadian”) and Victory Capital Management Inc. (“Victory Capital”), (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Brendan O. Bradley, Ph.D., Senior Vice President and Director of Portfolio Management, and Ryan D. Taliaferro, Ph.D., Senior Vice President, Director, Equity Strategies, both Portfolio Managers of the Sleeve that is managed by Acadian; Daniel B. LeVan, CFA, Lead Portfolio Manager and Chief Investment Officer, and John W. Evers, CFA, Senior Portfolio Manager, of the Sleeve that is managed by Victory Capital.
Performance: For the year ended October 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 38.09% compared to the S&P Developed ex-U.S. Small Cap Index and the MSCI EAFE® Small Cap Index, which returned 36.89% and 35.77%, respectively, for the same period.
Portfolio Specifics: Acadian Sleeve — The Sleeve outperformed the S&P Developed ex-U.S. Small Cap Index by approximately 599 basis points (5.99%) for the year ended October 31, 2021. Stock selection was largely responsible for outperformance; however, stock selection was joined by positive active returns from country allocations. The Sleeve saw the strongest results from a combination of stock selection and an overweight position in Canada along with stock selection in South Korea and an opportunistic exposure in Taiwan. Key contributors within these respective markets included holdings within the materials & semiconductors industry groups, in Canada, Capstone Mining a company that focuses on the production and
Top Ten Holdings as of October 31, 2021* (as a percentage of net assets)

Tecan Group AG	1.1%
BRP, Inc.	1.1%
Inmode Ltd.	1.0%
Carl Zeiss Meditec AG	0.9%
Logitech International SA	0.9%
Vifor Pharma AG	0.8%
Mineral Resources Ltd.	0.8%
Kindred Group PLC - SDR	0.8%
H.U. Group Holdings, Inc.	0.7%
Rexel SA	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
exploration of base metals, in South Korea, Hyosung a company engaged in the production and sale of textiles, and in Taiwan, Fitipower Integrated Technology a manufacturer of integrated circuits. Meanwhile, an overweight position in China along with stock selection in Switzerland and Spain proved less successful, owing in part to investments in IGG, Tecan Group, and Pharma Mar. At the sector level, stock selection in materials, information technology, and health care were rewarded, while a combination of stock selection and allocation effects from an underweight position in industrials along with stock selection in communication services and real estate proved costly.
Victory Capital Sleeve — The Sleeve underperformed the S&P Developed ex-U.S. Small Cap Index by approximately 72 basis points (-0.72%) for the year ended October 31, 2021. International small-cap equities rose to new records on the back of additional stimulus measures and vaccination rollouts across the globe. Over the trailing one-year period, security selection was negative and accounted for the Sleeve’s relative underperformance. Excess returns were generated in two of five geographic regions and just three of the eleven economic sectors. Most of the Sleeve’s underperformance occurred in the fourth quarter of 2020 as positive vaccine news boosted sentiment for the post-pandemic recovery. From a style perspective, the portfolio’s limited exposure to deep value and lower quality stocks was a major detractor during the market’s sharp reversal away from prior winners. Companies which faced the greatest struggles during the pandemic materially outperformed while beneficiaries of the pandemic era lagged despite continued strong execution and robust earnings. Security selection was weakest in the materials sector with the largest impact coming from a position in Silver Lake Resources. The Australian gold miner sold off 34.1% on weaker gold prices during our holding period. Relative performance was also weak within consumer discretionary and was driven down by a position in Askul Corporation. The Japanese office equipment retailer declined 28.2% as sales to business customers have trended lower than expected.
Notable outperformance was generated in the industrials and health care sectors. Japanese business consultant BayCurrent Consulting rose 219.9% as demand for its digital transformation services continues to rise. Within health care, medical device manufacturer InMode returned 418.3% as its proprietary platform of minimally-invasive aesthetics technologies has experienced heightened demand in both U.S. and international markets.
Current Strategy and Outlook: Acadian Sleeve — The global economic recovery continues to progress, though a worldwide resurgence of COVID-19 infections associated with the Delta variant suggests the pandemic may extend well into 2022. The evolution of the pandemic continues to shroud the economic outlook in uncertainty, and while vaccines have proven to be effective,

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

there are marked differences in vaccination rates and policy support across countries. In recognition of delays on the road to normalization, the September OECD growth estimates for global growth were downgraded to 5.7% for 2021, a 0.1% dip from their May forecast. IMF issued a similar forecast (6% growth) this past July. While GDP projections have not changed appreciably from earlier this year, the composition has shifted. In our view, a deepening divide exists between those countries that have successfully contained the virus, and are firmly directed on the path to stabilization, and those that have not. Regions severely impacted by the coronavirus are seeing dulled economic momentum and further pressures from global supply-chain disruptions. We believe this divide has manifested itself in the extensive divergence in economic recovery rates across countries, sectors, and demographic groups in terms of output and employment. Further deepening the rift, in our view, are the pronounced differences in scope and magnitude of policy support across countries.
While we believe that as the global economy is expected to grow, momentum has slowed. We believe sizable uncertainty remains, and risks are skewed to the downside as COVID-19 has re-emerged as a dominant factor, swaths of the population remain unvaccinated, and many governments have depleted their fiscal firepower. Some economies, particularly emerging nations, have not only exhausted their fiscal arsenal, but have redirected monetary tools to quell rising inflation rather than stimulate growth. Inflation remains a headwind to growth, and in our opinion if transitory inflation morphs into a more pervasive pressure, it could prompt more widespread preemptive actions by central banks. Most notably, inflation has risen sharply in the United States, Canada, the United Kingdom, and some emerging-market economies. While some of the inflationary pressures emanated from unusual pandemic-related developments, such as transient supply-demand mismatches and supply-side bottlenecks, we believe that the precipitous rise suggests there may be a more persistent element. Many emerging-market economies are particularly vulnerable to the risks of rising food and fuel prices. Some countries, including Brazil, Russia, and Mexico, have had to clamp down on liquidity and raise rates to rein in inflation. We believe that miscalculations, including premature or overly aggressive tightening, could thwart the recovery and stunt growth. Even transitioning from recovery-related policies to steady-state policies could result in missteps, in our view.
On a forward-looking basis, it is difficult to predict the path of the broad market. A key tenet of Acadian’s philosophy is that markets are evolutionary and that an investment process must be adaptive to reflect changes in markets and investor behavior over time. Acadian’s portfolios are built using a multi-factor process that combines value-oriented factors with additional factors related to earnings, quality and price trends. Thus, we seek to outperform in many different types of market environments. Towards this goal, we optimize the weightings of our factors each month, and continually evaluate new factors for potential inclusion in the process. We employ individual stock selection, in an effort to produce the highest forecast return, net of implementation costs. Our alpha forecasts help identify attractively valued names that we believe are likely to rise in price based on value-, earnings-, quality-, and price-related predictive data.
The Sleeve ended the period with the largest overweight exposures to Canada, Israel, and Sweden and an opportunistic exposure to China. Conversely, the Sleeve was most underweight to the United Kingdom, Japan, and France. At the sector level, the Sleeve ended the period with overweight allocations to information technology, health care, and materials. The Sleeve was most underweight real estate, financials, and consumer staples at the end of the period.
Victory Capital Sleeve — Most developed countries have posted double-digit GDP growth as massive stimulus measures have propelled the global economic recovery from last year’s trough. While global growth is decelerating as the recovery matures, we believe the economic backdrop remains favorable as consumer activity returns to pre-pandemic levels. In our view, opportunities for relative outperformance remain, particularly among the diverse and broad segment of international small-cap equities. We continue to be guided by our bottom-up analysis and remain focused on stock selection while adhering to our disciplined country and sector risk exposures.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Average Annual Total Returns for the Periods Ended October 31, 2021
	1 Year	5 Year	10 Year	Since Inception of Class P3 February 28, 2019
Including Sales Charge:
Class A(1)	30.16%	10.42%	9.15%	—
Class C(2)	36.07%	10.95%	9.05%	—
Class I	38.54%	12.13%	10.25%	—
Class P3	40.24%	—	—	18.19%
Class W	38.44%	12.05%	10.14%	—
Excluding Sales Charge:
Class A	38.09%	11.74%	9.79%	—
Class C	37.07%	10.95%	9.05%	—
Class I	38.54%	12.13%	10.25%	—
Class P3	40.24%	—	—	18.19%
Class W	38.44%	12.05%	10.14%	—
S&P Developed ex-U.S. Small Cap Index	36.89%	11.46%	9.74%	14.50%
MSCI EAFE® Small Cap Index	35.77%	11.37%	10.13%	14.05%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager International Small Cap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Effective November 15, 2019 one of the three sub-advisers was removed from the Fund. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

Voya Russia Fund	Portfolio Managers’ Report

Sector Diversification as of October 31, 2021 (as a percentage of net assets)

Energy	37.5%
Financials	17.0%
Materials	15.3%
Communication Services	8.5%
Information Technology	8.4%
Consumer Staples	8.0%
Industrials	2.5%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russia Fund (the “Fund”)* seeks long-term capital appreciation. The Fund is managed by Renat Nadyukov and Robert Davis, Portfolio Managers, of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.
Performance: For the year ended October 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 63.13% compared to the MSCI Russia 10/40 Index, which returned 67.08%, for the period.
Portfolio Specifics: The Russian equity market witnessed a considerable recovery during the fiscal year. Russia’s economy has been resilient through the prolonged COVID-19 pandemic. Russian equities benefited from rising global demand for commodities and higher commodities’ prices. After a robust price appreciation of base metals in the beginning of the fiscal year, it was rising energy prices that helped to sustain positive momentum into the fiscal year-end. Notably natural gas prices spiked across Europe on the back of market concerns about a potential supply crunch during the coming winter and low gas levels in storage.
Inflation resurfaced as a major issue for the Russian economy with the inflation rate soaring well above the Central Bank of Russia’s target. During the reporting period, the Central Bank of Russia hiked interest rates and guided markets for further interest rate increases. In general, we believe that the Russian government is once again prioritizing fiscal and macroeconomic prudence despite the ongoing COVID-19 pandemic. While oil prices reached an all-time-high in Russian Rubles, the government refrained from generous increases in social spending outlays.
The Fund underperformed the MSCI Russia 10/40 Index for the reporting period due to stock selection. In particular, the Fund’s stock selection in materials and financials proved negative. By contrast, stock selection in utilities and communication services added the most to relative performance. Sector allocation overall added to relative results, particularly an overweight allocation to information technology and an underweight allocation to consumer staples proved positive. By contrast, the Fund lost the most from an
Top Ten Holdings as of October 31, 2021 (as a percentage of net assets)

Gazprom PJSC	11.8%
Sberbank of Russia PJSC	5.6%
Yandex NV	5.5%
EPAM Systems, Inc.	4.9%
MMC Norilsk Nickel OJSC	4.8%
Halyk Savings Bank of Kazakhstan JSC GDR	4.6%
Lukoil PJSC ADR	4.3%
X5 Retail Group N.V. - FIVEL GDR	4.3%
Lukoil PJSC	4.1%
Magnit OJSC	3.7%
Portfolio holdings are subject to change daily.
underweight allocation to energy and an overweight allocation to industrials.
The top three individual stock contributors to performance were overweight positions in EPAM Systems and Grid Dynamics and an underweight position in InterRao. Two of our information technology companies, EPAM Systems and Grid Dynamics, contributed strongly to relative performance on the basis of operational performance, strong product demand and favorable pricing trends. InterRao, a state-owned utility company, underperformed in line with the broader utilities sector. The top three detractors from relative performance were our overweight position in Kinross Gold and underweight positions in TCS Group and Rosneft. The Fund’s overweight position in Kinross Gold, a Toronto-listed gold miner with operations in Russia, was the biggest detractor from relative performance which, in our view, was mainly related to weak market sentiment around gold prices due to rising yields and stronger US Dollar.
Current Strategy and Outlook: The outlook for Russian equities is dominated by geopolitical risks, commodity prices and interest rates policies, in our view. Russia’s economy continues to top market expectations on the back of rising commodity prices which we believe could provide additional relief to the federal budget. However, a new COVID-19 related lockdown and slow progress on vaccinations could keep a ceiling on future corporate and consumer demand. Nonetheless, we are gradually becoming more positive on Russia’s ability to sail though the current COVID-19 crisis due to a combination of elevated commodities’ prices and proactive government measures to increase budget revenues. We believe the resurging COVID-19 virus remains the biggest downside risk.

*
Effective January 1, 2021, Robert Davis was added as a portfolio manger to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Russia Fund

Average Annual Total Returns for the Periods Ended October 31, 2021
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	53.77%	16.17%	5.34%
Class I	63.66%	17.84%	6.17%
Class W	63.50%	17.87%	6.21%
Excluding Sales Charge:
Class A	63.13%	17.56%	5.96%
Class I	63.66%	17.84%	6.17%
Class W	63.50%	17.87%	6.21%
MSCI Russia 10/40 Index	67.08%	17.46%	6.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russia Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%. Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2021*	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2021*
Voya Global Bond Fund
Class A	$1,000.00	$984.30	0.90%	$4.50	$1,000.00	$1,020.67	0.90%	$4.58
Class C	1,000.00	981.40	1.65	8.24	1,000.00	1,016.89	1.65	8.39
Class I	1,000.00	985.40	0.65	3.25	1,000.00	1,021.93	0.65	3.31
Class P	1,000.00	989.20	0.14	0.70	1,000.00	1,024.50	0.14	0.71
Class P3	1,000.00	989.80	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Class R	1,000.00	983.60	1.15	5.75	1,000.00	1,019.41	1.15	5.85
Class R6	1,000.00	986.60	0.61	3.05	1,000.00	1,022.13	0.61	3.11
Class W	1,000.00	986.40	0.65	3.25	1,000.00	1,021.93	0.65	3.31
Voya Global High Dividend Low Volatility Fund
Class A	$1,000.00	$1,063.70	0.85%	$4.42	$1,000.00	$1,020.92	0.85%	$4.33
Class C	1,000.00	1,059.50	1.60	8.31	1,000.00	1,017.14	1.60	8.13
Class I	1,000.00	1,064.90	0.60	3.12	1,000.00	1,022.18	0.60	3.06
Class R6	1,000.00	1,065.70	0.57	2.97	1,000.00	1,022.33	0.57	2.91
Class W	1,000.00	1,065.00	0.60	3.12	1,000.00	1,022.18	0.60	3.06

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2021*	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2021*
Voya Global Perspectives® Fund**
Class A	$1,000.00	$1,026.60	0.61%	$3.12	$1,000.00	$1,022.13	0.61%	$3.11
Class C	1,000.00	1,022.90	1.36	6.93	1,000.00	1,018.35	1.36	6.92
Class I	1,000.00	1,028.10	0.36	1.84	1,000.00	1,023.39	0.36	1.84
Class R	1,000.00	1,025.90	0.86	4.39	1,000.00	1,020.87	0.86	4.38
Class W	1,000.00	1,028.00	0.36	1.84	1,000.00	1,023.39	0.36	1.84
Voya Multi-Manager International Small Cap Fund
Class A	$1,000.00	$1,016.20	1.53%	$7.78	$1,000.00	$1,017.49	1.53%	$7.78
Class C	1,000.00	1,012.50	2.28	11.57	1,000.00	1,013.71	2.28	11.57
Class I	1,000.00	1,017.90	1.20	6.10	1,000.00	1,019.16	1.20	6.11
Class P3	1,000.00	1,024.10	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Class W	1,000.00	1,017.60	1.28	6.51	1,000.00	1,018.75	1.28	6.51
Voya Russia Fund
Class A	$1,000.00	$1,278.70	1.95%	$11.20	$1,000.00	$1,015.38	1.95%	$9.91
Class I	1,000.00	1,280.70	1.59	9.14	1,000.00	1,017.19	1.59	8.08
Class W	1,000.00	1,280.00	1.70	9.77	1,000.00	1,016.64	1.70	8.64

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

**
The annualized expense ratios do not include expenses of underlying funds.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Global Bond Fund, Voya Global High Dividend Low Volatility Fund, Voya Global Perspectives® Fund, Voya Multi-Manager International Small Cap Fund and Voya Russia Fund and the Board of Trustees of Voya Mutual Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Global Bond Fund, Voya Global High Dividend Low Volatility Fund, Voya Global Perspectives® Fund, Voya Multi-Manager International Small Cap Fund and Voya Russia Fund (collectively referred to as the “Funds”) (five of the funds constituting Voya Mutual Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2021, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (five of the funds constituting Voya Mutual Funds) at October 31, 2021, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the years in the three-year period ended October 31, 2019, were audited by another independent registered public accounting firm whose report, dated December 20, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
December 22, 2021

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2021

	Voya Global Bond Fund	Voya Global High Dividend Low Volatility Fund	Voya Global Perspectives® Fund
ASSETS:
Investments in securities at fair value+*	$408,547,937	$297,427,657	$—
Investments in affiliated underlying funds at fair value*	—	—	132,564,501
Investments in unaffiliated underlying funds at fair value**	—	—	15,180,604
Short-term investments at fair value†	33,347,813	1,142,987	—
Cash	983,994	9,491	73,058
Cash collateral for futures contracts	1,810,000	—	—
Cash pledged for centrally cleared swaps (Note 2)	1,056,000	—	—
Foreign currencies at value‡	860,221	58,191	—
Receivables:
Investment securities sold	3,156,414	71,637	—
Investment securities sold on a delayed-delivery or when-issued basis	16,566,331	—	—
Fund shares sold	991,310	3,864	318,747
Dividends	184	676,146	—
Interest	2,808,567	—	—
Foreign tax reclaims	5,350	434,971	—
Variation margin on futures contracts	219,434	—	—
Variation margin on centrally cleared swaps	30,434	—	—
Unrealized appreciation on forward foreign currency contracts	1,699,830	—	—
Unrealized appreciation on OTC swap agreements	4,377	—	—
Prepaid expenses	41,849	15,024	18,676
Reimbursement due from Investment Adviser	20,838	20,525	4,276
Other assets	15,203	57,659	1,720
Total assets	472,166,086	299,918,152	148,161,582
LIABILITIES:
Income distribution payable	10,074	—	—
Payable for investment securities purchased	11,218,670	—	—
Payable for investments in affiliated underlying funds purchased	—	—	281,798
Payable for investment securities purchased on a delayed-delivery or when-issued basis	48,217,527	—	—
Payable for fund shares redeemed	4,560,845	159,383	4,517
Payable upon receipt of securities loaned	3,047,967	390,987	—
Unrealized depreciation on forward foreign currency contracts	1,503,335	—	—
Unrealized depreciation on OTC swap agreements	65,620	—	—
Cash received as collateral for OTC derivatives (Note 2)	1,260,000	—	—
Payable for investment management fees	174,237	125,298	27,150
Payable for distribution and shareholder service fees	12,859	53,486	32,892
Payable to trustees under the deferred compensation plan (Note 7)	15,203	57,659	1,720
Payable for trustee fees	2,044	1,439	699
Other accrued expenses and liabilities	110,433	277,444	47,989
Written options, at fair value^	154,960	—	—
Total liabilities	70,353,774	1,065,696	396,765
NET ASSETS	$401,812,312	$298,852,456	$147,764,817
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$401,514,809	$302,049,983	$127,891,802
Total distributable earnings (loss)	297,503	(3,197,527)	19,873,015
NET ASSETS	$401,812,312	$298,852,456	$147,764,817
+ Including securities loaned at value	$2,975,460	$372,309	$—
* Cost of investments in securities	$402,993,566	$253,891,037	$—
* Cost of investments in affiliated underlying funds	$—	$—	$125,605,201
** Cost of investments in unaffiliated underlying funds	$—	$—	$12,210,385
† Cost of short-term investments	$33,347,890	$1,142,987	$—
‡ Cost of foreign currencies	$851,008	$57,250	$—
^ Premiums received on written options	$150,372	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2021 (continued)

	Voya Global Bond Fund	Voya Global High Dividend Low Volatility Fund	Voya Global Perspectives® Fund
Class A
Net assets	$34,656,855	$230,662,857	$88,148,244
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	3,709,291	5,547,763	6,718,868
Net asset value and redemption price per share†	$9.34	$41.58	$13.12
Maximum offering price per share (5.75%)(1)	$9.58(2)	$44.12	$13.92
Class C
Net assets	$3,262,015	$6,173,871	$4,737,839
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	351,219	159,910	366,481
Net asset value and redemption price per share†	$9.29	$38.61	$12.93
Class I
Net assets	$160,931,606	$58,144,771	$10,264,820
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	17,314,325	1,385,727	778,214
Net asset value and redemption price per share	$9.29	$41.96	$13.19
Class P
Net assets	$126,006	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	13,465	n/a	n/a
Net asset value and redemption price per share	$9.36	n/a	n/a
Class P3
Net assets	$2,747,410	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	294,830	n/a	n/a
Net asset value and redemption price per share	$9.32	n/a	n/a
Class R
Net assets	$6,170,244	n/a	$25,350,391
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	659,786	n/a	1,938,715
Net asset value and redemption price per share	$9.35	n/a	$13.08
Class R6
Net assets	$103,574,864	$126,167	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	11,110,486	3,008	n/a
Net asset value and redemption price per share	$9.32	$41.94	n/a
Class W
Net assets	$90,343,312	$3,744,790	$19,263,523
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	9,855,712	89,311	1,457,920
Net asset value and redemption price per share	$9.17	$41.93	$13.21

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

(2)
Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2021

	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
ASSETS:
Investments in securities at fair value+*	$221,406,376	$91,347,802
Short-term investments at fair value†	2,360,607	2,218,024
Foreign currencies at value‡	385,479	3,333
Receivables:
Investment securities sold	—	200,402
Investment securities and currencies sold	156,914	—
Fund shares sold	709,564	45,446
Dividends	371,047	306,273
Foreign tax reclaims	223,991	1,512
Prepaid expenses	36,979	17,461
Reimbursement due from Investment Adviser	4,598	—
Other assets	13,648	9,408
Total assets	225,669,203	94,149,661
LIABILITIES:
Payable for investment securities and currencies purchased	228,799	—
Payable for fund shares redeemed	339,488	766
Payable upon receipt of securities loaned	738,123	—
Payable for investment management fees	187,907	107,338
Payable for distribution and shareholder service fees	16,154	19,240
Payable to trustees under the deferred compensation plan (Note 7)	13,648	9,408
Payable for trustee fees	910	397
Other accrued expenses and liabilities	167,092	84,264
Total liabilities	1,692,121	221,413
NET ASSETS	$223,977,082	$93,928,248
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$170,059,178	$47,285,730
Total distributable earnings	53,917,904	46,642,518
NET ASSETS	$223,977,082	$93,928,248
+ Including securities loaned at value	$673,823	$—
* Cost of investments in securities	$188,834,176	$53,501,561
† Cost of short-term investments	$2,360,607	$2,218,024
‡ Cost of foreign currencies	$385,362	$3,307
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2021 (continued)

	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
Class A
Net assets	$65,655,717	$90,847,836
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	911,353	2,120,207
Net asset value and redemption price per share†	$72.04	$42.85
Maximum offering price per share (5.75%)(1)	$76.44	$45.46
Class C
Net assets	$2,863,883	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	43,261	n/a
Net asset value and redemption price per share	$66.20	n/a
Class I
Net assets	$121,433,392	$2,680,961
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	1,690,728	62,247
Net asset value and redemption price per share	$71.82	$43.07
Class P3
Net assets	$4,685	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	63	n/a
Net asset value and redemption price per share	$74.73	n/a
Class W
Net assets	$34,019,405	$399,451
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	381,395	9,307
Net asset value and redemption price per share	$89.20	$42.92

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2021

	Voya Global Bond Fund	Voya Global High Dividend Low Volatility Fund	Voya Global Perspectives® Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,310	$8,500,185	$—
Dividends from affiliated underlying funds	—	—	1,933,639
Dividends from unaffiliated underlying funds	—	—	267,117
Interest, net of foreign taxes withheld*	11,354,378	—	—
Securities lending income, net	6,895	525	—
Total investment income	11,364,583	8,500,710	2,200,756
EXPENSES:
Investment management fees	2,043,222	1,438,300	289,660
Distribution and shareholder service fees:
Class A	89,772	555,753	164,245
Class C	39,228	58,765	45,989
Class R	32,059	—	129,020
Transfer agent fees:
Class A	55,178	375,354	53,475
Class C	6,028	9,658	3,742
Class I	73,281	41,947	4,302
Class P	36	—	—
Class P3	48	—	—
Class R	9,852	—	21,000
Class R6	420	546	—
Class W	173,965	5,955	29,917
Shareholder reporting expense	47,545	41,975	6,637
Registration fees	131,912	77,076	82,993
Professional fees	70,755	44,850	25,697
Custody and accounting expense	126,489	58,999	17,717
Trustee fees	16,346	11,506	5,596
Miscellaneous expense	74,986	30,224	8,627
Interest expense	—	101	—
Total expenses	2,991,122	2,751,009	888,617
Waived and reimbursed fees	(223,667)	(404,971)	(44,810)
Net expenses	2,767,455	2,346,038	843,807
Net investment income	8,597,128	6,154,672	1,356,949
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	87,421	36,544,024	—
Sale of affiliated underlying funds	—	—	8,019,408
Sale of unaffiliated underlying funds	—	—	685,983
Capital gain distributions from affiliated underlying funds	—	—	2,202,516
Forward foreign currency contracts	(6,282,851)	—	—
Foreign currency related transactions	(194,088)	23,405	—
Futures	797,870	—	—
Swaps	(4,734,881)	—	—
Written options	3,532,047	—	—
Net realized gain (loss)	(6,794,482)	36,567,429	10,907,907
Net change in unrealized appreciation (depreciation) on:
Investments	(3,533,453)	34,108,603	—
Affiliated underlying funds	—	—	1,066,100
Unaffiliated underlying funds	—	—	2,462,611
Forward foreign currency contracts	(483,974)	—	—
Foreign currency related transactions	(346,469)	(15,779)	—
Futures	(2,145,384)	—	—
Swaps	614,975	—	—
Written options	(5,812)	—	—
Net change in unrealized appreciation (depreciation)	(5,900,117)	34,092,824	3,528,711
Net realized and unrealized gain (loss)	(12,694,599)	70,660,253	14,436,618
Increase (decrease) in net assets resulting from operations	$(4,097,471)	$76,814,925	$15,793,567
* Foreign taxes withheld	$11,643	$231,646	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2021

	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,241,829	$4,022,631
Interest	—	210
Securities lending income, net	20,801	58
Total investment income	4,262,630	4,022,899
EXPENSES:
Investment management fees	1,820,647	1,073,688
Distribution and shareholder service fees:
Class A	151,923	192,721
Class C	15,540	—
Transfer agent fees:
Class A	73,593	85,593
Class C	1,846	—
Class I	61,836	216
Class P3	44	—
Class W	39,157	352
Shareholder reporting expense	22,015	13,895
Registration fees	94,154	49,885
Professional fees	45,768	17,944
Custody and accounting expense	212,340	93,001
Trustee fees	7,283	3,181
Miscellaneous expense	12,470	8,407
Interest expense	436	58
Total expenses	2,559,052	1,538,941
Waived and reimbursed fees	(127,959)	—
Brokerage commission recapture	(3,677)	—
Net expenses	2,427,416	1,538,941
Net investment income	1,835,214	2,483,958
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	23,217,196	7,716,008
Forward foreign currency contracts	(6,216)	—
Foreign currency related transactions	(32,618)	892
Net realized gain	23,178,362	7,716,900
Net change in unrealized appreciation (depreciation) on:
Investments	23,545,481	27,375,949
Forward foreign currency contracts	11	—
Foreign currency related transactions	(9,629)	1,100
Net change in unrealized appreciation (depreciation)	23,535,863	27,377,049
Net realized and unrealized gain	46,714,225	35,093,949
Increase in net assets resulting from operations	$48,549,439	$37,577,907
* Foreign taxes withheld	$505,091	$456,403
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Bond Fund		Voya Global High Dividend Low Volatility Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
FROM OPERATIONS:
Net investment income	$8,597,128	$8,702,022	$6,154,672	$5,022,557
Net realized gain (loss)	(6,794,482)	3,732,170	36,567,429	(25,584,052)
Net change in unrealized appreciation (depreciation)	(5,900,117)	(1,807,857)	34,092,824	(4,787,634)
Increase (decrease) in net assets resulting from operations	(4,097,471)	10,626,335	76,814,925	(25,349,129)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(134,471)	(1,299,779)	(4,752,521)	(3,633,041)
Class C	(11,941)	(196,593)	(91,364)	(148,622)
Class I	(158,366)	(1,620,886)	(1,326,578)	(1,008,156)
Class P	(645)	(5,567)	—	—
Class P3	(11,082)	(88,284)	—	—
Class R	(20,171)	(218,163)	—	—
Class R6	(515,307)	(4,731,581)	(2,501)	(59)
Class W	(535,424)	(4,208,683)	(85,299)	(57,462)
Return of capital:
Class A	(1,416,058)	(187,634)	—	(84,002)
Class C	(127,515)	(30,536)	—	(5,717)
Class I	(5,993,583)	(198,514)	—	(20,797)
Class P	(5,839)	(670)	—	—
Class P3	(112,915)	(10,713)	—	—
Class R	(232,943)	(34,183)	—	—
Class R6	(4,677,151)	(627,327)	—	(1)
Class W	(4,478,730)	(643,531)	—	(1,201)
Total distributions	(18,432,141)	(14,102,644)	(6,258,263)	(4,959,058)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	220,727,122	188,045,561	11,647,417	63,859,439
Proceeds from shares issued in merger (Note 16)	—	—	—	45,838,557
Reinvestment of distributions	18,302,586	13,851,854	5,448,579	4,285,416
	239,029,708	201,897,415	17,095,996	113,983,412
Cost of shares redeemed	(148,978,550)	(162,384,946)	(33,869,167)	(77,344,236)
Net increase (decrease) in net assets resulting from capital share transactions	90,051,158	39,512,469	(16,773,171)	36,639,176
Net increase in net assets	67,521,546	36,036,160	53,783,491	6,330,989
NET ASSETS:
Beginning of year or period	334,290,766	298,254,606	245,068,965	238,737,976
End of year or period	$401,812,312	$334,290,766	$298,852,456	$245,068,965
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Perspectives®Fund		Voya Multi-Manager International Small Cap Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
FROM OPERATIONS:
Net investment income	$1,356,949	$2,252,758	$1,835,214	$1,053,923
Net realized gain	10,907,907	1,153,932	23,178,362	6,384,115
Net change in unrealized appreciation (depreciation)	3,528,711	4,718,645	23,535,863	(2,984,851)
Increase in net assets resulting from operations	15,793,567	8,125,335	48,549,439	4,453,187
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(1,621,986)	(702,207)	(694,561)	(972,681)
Class C	(123,747)	(168,805)	(6,216)	(118,220)
Class I	(185,094)	(179,725)	(998,919)	(1,814,739)
Class P3	—	—	(62)	(54)
Class R	(804,387)	(1,069,057)	—	—
Class W	(1,327,494)	(912,363)	(356,053)	(614,565)
Total distributions	(4,062,708)	(3,032,157)	(2,055,811)	(3,520,259)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	69,921,034	45,684,975	91,775,711	20,671,340
Reinvestment of distributions	4,061,364	3,031,778	1,786,489	2,870,308
	73,982,398	48,716,753	93,562,200	23,541,648
Cost of shares redeemed	(41,528,349)	(14,934,929)	(43,579,307)	(55,495,764)
Net increase (decrease) in net assets resulting from capital share transactions	32,454,049	33,781,824	49,982,893	(31,954,116)
Net increase (decrease) in net assets	44,184,908	38,875,002	96,476,521	(31,021,188)
NET ASSETS:
Beginning of year or period	103,579,909	64,704,907	127,500,561	158,521,749
End of year or period	$147,764,817	$103,579,909	$223,977,082	$127,500,561
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russia Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020
FROM OPERATIONS:
Net investment income	$2,483,958	$2,265,179
Net realized gain	7,716,900	4,335,976
Net change in unrealized appreciation (depreciation)	27,377,049	(20,606,343)
Increase (decrease) in net assets resulting from operations	37,577,907	(14,005,188)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(6,230,783)	(7,046,676)
Class I	(186,907)	(317,944)
Class W	(24,773)	(27,370)
Total distributions	(6,442,463)	(7,391,990)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,929,991	4,377,784
Reinvestment of distributions	6,003,034	6,811,926
	9,933,025	11,189,710
Redemption fee proceeds (Note 4)	6,160	62,299
Cost of shares redeemed	(9,587,792)	(14,721,128)
Net increase (decrease) in net assets resulting from capital share transactions	351,393	(3,469,119)
Net increase (decrease) in net assets	31,486,837	(24,866,297)
NET ASSETS:
Beginning of year or period	62,441,411	87,307,708
End of year or period	$93,928,248	$62,441,411
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund
Class A
10-31-21	9.77	0.18•	(0.19)	(0.01)	0.04	—	0.38	0.42	—	9.34	(0.18)	1.02	0.90	0.90	1.90	34,657	191
10-31-20	9.74	0.26	0.20	0.46	0.32	0.06	0.05	0.43	—	9.77	4.88	1.02	0.90	0.90	2.67	34,928	208
10-31-19	9.40	0.25	0.51	0.76	0.37	—	0.05	0.42	—	9.74	8.27	1.05	0.90	0.90	2.69	33,186	247
10-31-18	9.94	0.30•	(0.42)	(0.12)	0.18	—	0.24	0.42	—	9.40	(1.32)	1.05	0.91	0.91	3.08	32,989	105
10-31-17	9.88	0.28•	0.23	0.51	0.34	—	0.11	0.45	—	9.94	5.37	1.02	0.90	0.90	2.90	32,570	153
Class C
10-31-21	9.71	0.11•	(0.18)	(0.07)	0.03	—	0.32	0.35	—	9.29	(0.85)	1.77	1.65	1.65	1.18	3,262	191
10-31-20	9.69	0.19•	0.18	0.37	0.24	0.06	0.05	0.35	—	9.71	4.00	1.77	1.65	1.65	1.94	4,709	208
10-31-19	9.35	0.19•	0.50	0.69	0.30	—	0.05	0.35	—	9.69	7.49	1.80	1.65	1.65	1.96	9,172	247
10-31-18	9.88	0.23•	(0.42)	(0.19)	0.10	—	0.24	0.34	—	9.35	(1.99)	1.80	1.66	1.66	2.34	12,578	105
10-31-17	9.82	0.21•	0.22	0.43	0.27	—	0.10	0.37	—	9.88	4.53	1.77	1.65	1.65	2.14	17,015	153
Class I
10-31-21	9.72	0.20•	(0.19)	0.01	0.04	—	0.40	0.44	—	9.29	0.05	0.67	0.65	0.65	2.05	160,932	191
10-31-20	9.69	0.28•	0.20	0.48	0.34	0.06	0.05	0.45	—	9.72	5.15	0.67	0.65	0.65	2.90	36,988	208
10-31-19	9.35	0.29	0.49	0.78	0.39	—	0.05	0.44	—	9.69	8.57	0.71	0.65	0.65	2.92	55,250	247
10-31-18	9.89	0.33•	(0.42)	(0.09)	0.21	—	0.24	0.45	—	9.35	(1.06)	0.71	0.66	0.66	3.33	35,067	105
10-31-17	9.84	0.30•	0.24	0.54	0.37	—	0.12	0.49	—	9.89	5.59	0.68	0.65	0.65	3.08	53,004	153
Class P
10-31-21	9.79	0.26•	(0.20)	0.06	0.05	—	0.44	0.49	—	9.36	0.58	0.64	0.14	0.14	2.66	126	191
10-31-20	9.76	0.33	0.20	0.53	0.39	0.06	0.05	0.50	—	9.79	5.67	0.65	0.15	0.15	3.43	125	208
10-31-19	9.42	0.33	0.50	0.83	0.44	—	0.05	0.49	—	9.76	9.08	0.72	0.15	0.15	3.43	118	247
10-31-18	9.96	0.38•	(0.42)	(0.04)	0.26	—	0.24	0.50	—	9.42	(0.51)	0.70	0.16	0.16	3.86	106	105
10-31-17	9.90	0.36	0.22	0.58	0.40	—	0.12	0.52	—	9.96	6.05	0.66	0.15	0.15	3.68	104	153
Class P3
10-31-21	9.75	0.27•	(0.19)	0.08	0.05	—	0.46	0.51	—	9.32	0.72	0.62	0.00*	0.00*	2.78	2,747	191
10-31-20	9.72	0.34•	0.20	0.54	0.40	0.06	0.05	0.51	—	9.75	5.83	0.62	0.00*	0.00*	3.57	2,060	208
10-31-19	9.38	0.35	0.50	0.85	0.46	—	0.05	0.51	—	9.72	9.25	0.66	0.00*	0.00*	3.57	1,530	247
06-01-18(4) - 10-31-18	9.74	0.16•	(0.32)	(0.16)	0.08	—	0.12	0.20	—	9.38	(1.59)	0.67	0.01	0.01	4.06	916	105
Class R
10-31-21	9.77	0.16•	(0.20)	(0.04)	0.03	—	0.35	0.38	—	9.35	(0.44)	1.27	1.15	1.15	1.65	6,170	191
10-31-20	9.73	0.23	0.20	0.43	0.28	0.06	0.05	0.39	—	9.77	4.60	1.27	1.15	1.15	2.43	6,249	208
10-31-19	9.38	0.23	0.51	0.74	0.34	—	0.05	0.39	—	9.73	8.01	1.30	1.15	1.15	2.44	6,313	247
10-31-18	9.91	0.28	(0.42)	(0.14)	0.15	—	0.24	0.39	—	9.38	(1.47)	1.30	1.16	1.16	2.85	6,263	105
10-31-17	9.86	0.26	0.22	0.48	0.32	—	0.11	0.43	—	9.91	4.99	1.27	1.15	1.15	2.68	6,592	153
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class R6
10-31-21	9.75	0.21•	(0.20)	0.01	0.04	—	0.40	0.44	—	9.32	0.08	0.61	0.61	0.61	2.19	103,575	191
10-31-20	9.72	0.28	0.20	0.48	0.34	0.06	0.05	0.45	—	9.75	5.17	0.62	0.62	0.62	2.93	116,095	208
10-31-19	9.38	0.28•	0.51	0.79	0.40	—	0.05	0.45	—	9.72	8.58	0.66	0.65	0.65	2.89	114,682	247
10-31-18	9.92	0.33•	(0.42)	(0.09)	0.21	—	0.24	0.45	—	9.38	(1.02)	0.67	0.66	0.66	3.34	69,687	105
10-31-17	9.88	0.30•	0.23	0.53	0.37	—	0.12	0.49	—	9.92	5.51	0.63	0.63	0.63	3.08	78,862	153
Class W
10-31-21	9.57	0.21•	(0.18)	0.03	0.04	—	0.39	0.43	—	9.17	0.18	0.77	0.65	0.65	2.19	90,343	191
10-31-20	9.53	0.27•	0.20	0.47	0.32	0.06	0.05	0.43	—	9.57	5.14	0.77	0.65	0.65	2.85	133,137	208
10-31-19	9.18	0.28	0.50	0.78	0.38	—	0.05	0.43	—	9.53	8.63	0.80	0.65	0.65	2.93	78,002	247
10-31-18	9.71	0.32	(0.42)	(0.10)	0.19	—	0.24	0.43	—	9.18	(1.09)	0.80	0.66	0.66	3.36	70,360	105
10-31-17	9.66	0.30•	0.23	0.53	0.36	—	0.12	0.48	—	9.71	5.61	0.77	0.65	0.65	3.13	66,430	153
Voya Global High Dividend Low Volatility Fund
Class A
10-31-21	32.14	0.82•	9.46	10.28	0.84	—	—	0.84	—	41.58	32.16	1.01	0.85	0.85	2.10	230,663	75
10-31-20	36.30	0.75•	(4.16)	(3.41)	0.73	—	0.02	0.75	—	32.14	(9.35)	1.03	0.85	0.85	2.20	191,019	61
10-31-19	33.99	0.96	2.41	3.37	1.06	—	—	1.06	—	36.30	10.12	1.03	0.85	0.85	2.72	170,817	77
10-31-18	35.74	0.67•	(1.07)	(0.40)	1.35	—	—	1.35	—	33.99	(1.29)	1.33	1.11	1.11	1.86	164,032	140
10-31-17	29.23	0.58•	6.34	6.92	0.41	—	—	0.41	—	35.74	23.96	1.62	1.35	1.35	1.80	188,815	59
Class C
10-31-21	29.90	0.48•	8.81	9.29	0.58	—	—	0.58	—	38.61	31.17	1.76	1.60	1.60	1.33	6,174	75
10-31-20	33.77	0.46•	(3.84)	(3.38)	0.47	—	0.02	0.49	—	29.90	(9.99)	1.78	1.60	1.60	1.41	5,795	61
10-31-19	31.64	0.64•	2.25	2.89	0.76	—	—	0.76	—	33.77	9.30	1.78	1.60	1.60	1.99	33,041	77
10-31-18	33.14	0.37•	(1.01)	(0.64)	0.86	—	—	0.86	—	31.64	(2.06)	2.08	1.86	1.86	1.11	48,210	140
10-31-17	27.11	0.29•	5.93	6.22	0.19	—	—	0.19	—	33.14	23.08	2.37	2.10	2.10	0.99	58,225	59
Class I
10-31-21	32.43	0.93•	9.54	10.47	0.94	—	—	0.94	—	41.96	32.47	0.67	0.60	0.60	2.36	58,145	75
10-31-20	36.63	0.85	(4.21)	(3.36)	0.82	—	0.02	0.84	—	32.43	(9.13)	0.69	0.60	0.60	2.45	45,136	61
10-31-19	34.30	1.05	2.44	3.49	1.16	—	—	1.16	—	36.63	10.41	0.70	0.60	0.60	2.96	32,357	77
10-31-18	36.12	0.77•	(1.08)	(0.31)	1.51	—	—	1.51	—	34.30	(1.05)	1.00	0.86	0.86	2.11	29,178	140
10-31-17	29.53	0.67•	6.41	7.08	0.49	—	—	0.49	—	36.12	24.32	1.21	1.10	1.10	2.04	34,854	59
Class R6
10-31-21	32.41	1.01•	9.48	10.49	0.96	—	—	0.96	—	41.94	32.57	1.27	0.57	0.57	2.49	126	75
02-28-20(4) - 10-31-20	34.25	0.59•	(1.75)	(1.16)	0.67	—	0.01	0.68	—	32.41	(3.26)	2.03	0.57	0.57	2.68	3	61
Class W
10-31-21	32.40	0.92•	9.55	10.47	0.94	—	—	0.94	—	41.93	32.51	0.76	0.60	0.60	2.35	3,745	75
10-31-20	36.60	0.83•	(4.19)	(3.36)	0.82	—	0.02	0.84	—	32.40	(9.14)	0.78	0.60	0.60	2.42	3,117	61
10-31-19	34.27	1.04•	2.45	3.49	1.16	—	—	1.16	—	36.60	10.42	0.78	0.60	0.60	2.97	2,523	77
10-31-18	36.09	0.75•	(1.07)	(0.32)	1.50	—	—	1.50	—	34.27	(1.07)	1.08	0.86	0.86	2.07	2,549	140
10-31-17	29.51	0.70•	6.37	7.07	0.49	—	—	0.49	—	36.09	24.31	1.37	1.10	1.10	2.14	3,703	59
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Perspectives® Fund(5)
Class A
10-31-21	11.99	0.11•	1.47	1.58	0.34	0.11	—	0.45	—	13.12	13.34	0.64	0.61	0.61	0.89	88,148	56
10-31-20	11.44	0.28	0.81	1.09	0.28	0.26	—	0.54	—	11.99	9.84	0.73	0.58	0.58	2.53	37,945	112
10-31-19	11.04	0.21•	0.94	1.15	0.32	0.43	—	0.75	—	11.44	11.37	0.75	0.53	0.53	1.93	12,657	36
10-31-18	11.81	0.23	(0.56)	(0.33)	0.37	0.07	—	0.44	—	11.04	(2.99)	0.73	0.48	0.48	2.06	6,991	23
10-31-17	10.81	0.23	1.08	1.31	0.24	0.07	—	0.31	—	11.81	12.45	0.77	0.50	0.50	2.05	8,001	46
Class C
10-31-21	11.82	0.04•	1.42	1.46	0.24	0.11	—	0.35	—	12.93	12.44	1.39	1.36	1.36	0.29	4,738	56
10-31-20	11.25	0.25	0.75	1.00	0.17	0.26	—	0.43	—	11.82	9.14	1.48	1.33	1.33	2.10	4,189	112
10-31-19	10.87	0.14•	0.90	1.04	0.23	0.43	—	0.66	—	11.25	10.40	1.50	1.28	1.28	1.31	4,564	36
10-31-18	11.63	0.14	(0.54)	(0.40)	0.29	0.07	—	0.36	—	10.87	(3.65)	1.48	1.23	1.23	1.30	5,112	23
10-31-17	10.66	0.15	1.06	1.21	0.17	0.07	—	0.24	—	11.63	11.55	1.52	1.25	1.25	1.28	5,817	46
Class I
10-31-21	12.04	0.15•	1.47	1.62	0.36	0.11	—	0.47	—	13.19	13.62	0.37	0.36	0.36	1.13	10,265	56
10-31-20	11.47	0.35•	0.77	1.12	0.29	0.26	—	0.55	—	12.04	10.15	0.46	0.33	0.33	3.07	4,536	112
10-31-19	11.08	0.27	0.90	1.17	0.35	0.43	—	0.78	—	11.47	11.58	0.51	0.28	0.28	2.29	3,628	36
10-31-18	11.85	0.25•	(0.55)	(0.30)	0.40	0.07	—	0.47	—	11.08	(2.72)	0.49	0.23	0.23	2.14	3,270	23
10-31-17	10.86	0.24	1.09	1.33	0.27	0.07	—	0.34	—	11.85	12.64	0.53	0.25	0.25	2.18	1,712	46
Class R
10-31-21	11.94	0.10•	1.44	1.54	0.29	0.11	—	0.40	—	13.08	13.06	0.89	0.86	0.86	0.80	25,350	56
10-31-20	11.37	0.31	0.75	1.06	0.23	0.26	—	0.49	—	11.94	9.67	0.98	0.83	0.83	2.59	24,073	112
10-31-19	10.99	0.20	0.90	1.10	0.29	0.43	—	0.72	—	11.37	10.94	1.00	0.78	0.78	1.78	24,978	36
10-31-18	11.75	0.21•	(0.56)	(0.35)	0.34	0.07	—	0.41	—	10.99	(3.14)	0.98	0.73	0.73	1.77	24,776	23
10-31-17	10.77	0.20	1.07	1.27	0.22	0.07	—	0.29	—	11.75	12.06	1.02	0.75	0.75	1.77	24,518	46
Class W
10-31-21	12.06	0.17•	1.45	1.62	0.36	0.11	—	0.47	—	13.21	13.58	0.39	0.36	0.36	1.29	19,264	56
10-31-20	11.49	0.33•	0.79	1.12	0.29	0.26	—	0.55	—	12.06	10.13	0.48	0.33	0.33	2.85	32,837	112
10-31-19	11.10	0.24•	0.93	1.17	0.35	0.43	—	0.78	—	11.49	11.55	0.50	0.28	0.28	2.17	18,878	36
10-31-18	11.86	0.22•	(0.51)	(0.29)	0.40	0.07	—	0.47	—	11.10	(2.65)	0.48	0.23	0.23	1.90	11,844	23
10-31-17	10.86	0.27	1.07	1.34	0.27	0.07	—	0.34	—	11.86	12.69	0.52	0.25	0.25	2.28	4,629	46
Voya Multi-Manager International Small Cap Fund
Class A
10-31-21	52.86	0.55•	19.43	19.98	0.80	—	—	0.80	—	72.04	38.09	1.60	1.53	1.53	0.81	65,656	79
10-31-20	51.61	0.31•	2.06	2.37	1.12	—	—	1.12	—	52.86	4.56	1.67	1.53	1.53	0.62	46,220	91
10-31-19	55.06	0.55	1.38	1.93	0.69	4.69	—	5.38	—	51.61	4.77	1.76	1.54	1.54	1.01	46,448	57
10-31-18	63.00	0.44•	(7.82)	(7.38)	0.56	—	—	0.56	—	55.06	(11.82)	1.78	1.58	1.58	0.70	53,086	46
10-31-17	48.53	0.30•	14.44	14.74	0.27	—	—	0.27	—	63.00	30.55	1.84	1.65	1.65	0.56	64,193	50
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Small Cap Fund (continued)
Class C
10-31-21	48.57	0.02•	17.93	17.95	0.32	—	—	0.32	—	66.20	37.07	2.35	2.28	2.28	0.03	2,864	79
10-31-20	47.47	(0.35)•	2.20	1.85	0.75	—	—	0.75	—	48.57	3.86	2.42	2.28	2.28	(0.73)	978	91
10-31-19	50.97	0.14•	1.29	1.43	0.24	4.69	—	4.93	—	47.47	3.99	2.51	2.29	2.29	0.30	7,575	57
10-31-18	58.29	(0.01)•	(7.24)	(7.25)	0.07	—	—	0.07	—	50.97	(12.45)	2.50	2.30	2.30	(0.02)	9,791	46
10-31-17	44.94	(0.05)•	13.40	13.35	—	—	—	—	—	58.29	29.71	2.49	2.30	2.30	(0.10)	12,490	50
Class I
10-31-21	52.68	0.78•	19.34	20.12	0.98	—	—	0.98	—	71.82	38.54	1.30	1.20	1.20	1.14	121,433	79
10-31-20	51.44	0.44•	2.10	2.54	1.30	—	—	1.30	—	52.68	4.91	1.35	1.20	1.20	0.88	54,488	91
10-31-19	54.99	0.75	1.30	2.05	0.91	4.69	—	5.60	—	51.44	5.10	1.46	1.21	1.21	1.45	72,771	57
10-31-18	62.99	0.73•	(7.87)	(7.14)	0.86	—	—	0.86	—	54.99	(11.49)	1.44	1.22	1.22	1.16	81,260	46
10-31-17	48.55	0.44•	14.50	14.94	0.50	—	—	0.50	—	62.99	31.13	1.43	1.22	1.22	0.82	73,299	50
Class P3
10-31-21	54.16	1.64•	19.94	21.58	1.01	—	—	1.01	—	74.73	40.24	2.23	0.00*	0.00*	2.35	5	79
10-31-20	51.86	1.12•	2.08	3.20	0.90	—	—	0.90	—	54.16	6.16	2.47	0.00*	0.00*	2.17	3	91
02-28-19(4) - 10-31-19	49.44	1.09•	1.33	2.42	—	—	—	—	—	51.86	4.89	2.44	0.00*	0.00*	3.24	3	57
Class W
10-31-21	65.22	0.89•	24.00	24.89	0.91	—	—	0.91	—	89.20	38.44	1.35	1.28	1.28	1.06	34,019	79
10-31-20	63.40	0.50•	2.57	3.07	1.25	—	—	1.25	—	65.22	4.82	1.42	1.28	1.28	0.80	25,810	91
10-31-19	66.30	0.87	1.75	2.62	0.83	4.69	—	5.52	—	63.40	5.07	1.51	1.29	1.29	1.35	31,724	57
10-31-18	75.77	0.60•	(9.28)	(8.68)	0.79	—	—	0.79	—	66.30	(11.57)	1.50	1.30	1.30	0.79	30,608	46
10-31-17	58.29	0.63	17.30	17.93	0.45	—	—	0.45	—	75.77	31.03	1.49	1.30	1.30	0.93	60,853	50
Voya Russia Fund
Class A
10-31-21	28.76	1.11•	15.99	17.10	0.95	2.06	—	3.01	—	42.85	63.13	1.95	1.95	1.95	3.12	90,848	39
10-31-20	37.47	0.98•	(6.50)	(5.52)	1.68	1.51	—	3.19	—	28.76	(16.56)	1.87	1.87	1.87	3.00	60,598	55
10-31-19	29.71	1.48•	7.04	8.52	0.76	—	—	0.76	—	37.47	29.52	2.02	2.00	2.00	4.52	83,473	36
10-31-18	29.30	0.82•	0.39	1.21	0.80	—	—	0.80	—	29.71	4.14	2.15	2.00	2.00	2.70	72,854	34
10-31-17	24.35	0.64	4.75	5.39	0.44	—	—	0.44	—	29.30	22.29	2.08	2.00	2.00	2.34	79,896	25
Class I
10-31-21	28.89	1.17•	16.12	17.29	1.05	2.06	—	3.11	—	43.07	63.66	1.59	1.59	1.59	3.25	2,681	39
10-31-20	37.65	0.89•	(6.34)	(5.45)	1.80	1.51	—	3.31	—	28.89	(16.35)	1.58	1.58	1.58	2.65	1,603	55
10-31-19	29.83	1.56•	7.08	8.64	0.82	—	—	0.82	—	37.65	29.89	1.70	1.70	1.70	4.70	3,551	36
10-31-18	29.48	0.72•	0.53	1.25	0.90	—	—	0.90	—	29.83	4.25	1.80	1.75	1.75	2.34	2,950	34
10-31-17	24.51	0.65•	4.83	5.48	0.51	—	—	0.51	—	29.48	22.56	1.72	1.72	1.72	2.38	6,331	25
Class W
10-31-21	28.81	1.21•	15.99	17.20	1.03	2.06	—	3.09	—	42.92	63.50	1.70	1.70	1.70	3.38	399	39
10-31-20	37.54	1.10•	(6.55)	(5.45)	1.77	1.51	—	3.28	—	28.81	(16.39)	1.62	1.62	1.62	3.38	240	55
10-31-19	29.78	1.34•	7.25	8.59	0.83	—	—	0.83	—	37.54	29.80	1.77	1.75	1.75	4.14	284	36
10-31-18	29.39	0.80•	0.45	1.25	0.86	—	—	0.86	—	29.78	4.28	1.90	1.75	1.75	2.62	362	34
10-31-17	24.35	1.07•	4.47	5.54	0.50	—	—	0.50	—	29.39	22.93	1.83	1.75	1.75	3.95	613	25
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(5)
Ratios do not include expenses of underlying funds.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are ten separate active investment series, five of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Bond Fund (“Global Bond”), Voya Global High Dividend Low Volatility Fund (“Global High Dividend Low Volatility”), Voya Global Perspectives® Fund (“Global Perspectives®”), Voya Multi-Manager International Small Cap Fund (“Multi-Manager International Small Cap”), and Voya Russia Fund (“Russia”). Each Fund, except Russia, is a diversified series of the Trust. Russia is a non-diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class P, Class P3, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agent fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all Funds except Multi-Manager International Small Cap and Russia. Voya Investments Distributor, LLC (“VID” or the
“Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
The investment companies in which certain Funds invest are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally,

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At October 31, 2021, the maximum amount of loss that Global Bond would incur if its counterparties failed to perform would be $1,720,338, which represents the gross payments to be received on open OTC purchased options, total return swaps and forward foreign currency contracts were they to be unwound as of October 31, 2021. To reduce the amount of potential loss to Global Bond, certain counterparties have pledged $1,260,000 in cash collateral for open OTC derivatives.
The Funds have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
Global Bond had a liability position of $1,723,915 on forward foreign currency contracts, total return swaps and written OTC options with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2021, Global Bond could have been required to pay this amount in cash to its counterparties. The Fund did not pledge any cash collateral at October 31, 2021 for its open OTC derivative transactions.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Multi-Manager International Small Cap used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure and to protect its non-U.S. dollar denominated holdings from adverse currency movements. The Funds had an average contract amount on forward foreign currency contracts to buy and sell as follows:
	Buy	Sell
Global Bond	$336,911,137	$154,598,388
Multi-Manager International Small Cap	—	11,349
Please refer to the tables within the Portfolio of Investments for Global Bond for open forward foreign currency contracts at October 31, 2021. Multi-Manager International Small Cap did not have any open forward foreign currency contracts at October 31, 2021.
Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Upon entering into such a contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Fund’s Statement of Operations. Realized gains (losses) are reported in each Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2021, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2021, Global Bond had an average notional value of $120,444,743 and $88,201,820 on futures contracts purchased and sold, respectively. Please refer to the table for Global Bond within the Portfolio of Investments for open futures contracts at October 31, 2021.
F. Options Contracts. The Funds may write call and put options on futures, interest rate caps and floors, swaps
(“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended October 31, 2021, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Global Bond had an average notional amount of $19,298,398 and $25,174,300 on purchased and written interest rate swaptions, respectively. There were no open purchased interest rate swaptions at October 31, 2021. Please refer to the tables within the Portfolio of Investments for open written interest rate swaptions at October 31, 2021.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the year ended October 31, 2021, Global Bond had purchased and written foreign currency options to gain additional exposure to foreign currencies and to generate income. Global Bond had an average notional amount of $20,759,750 and $10,459,500 on purchased and written foreign currency options, respectively. There were no open purchased or written foreign currency options at October 31, 2021.
During the year ended October 31, 2021, Global Bond had purchased credit default swaptions in an attempt to gain exposure to certain credit markets. Global Bond had an average notional amount of $7,239,000 on purchased credit default swaptions. Please refer to the tables within the Portfolio of Investments for open purchased credit default swaptions at October 31, 2021.
G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statements of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the year ended October 31, 2021, Global Bond bought credit protection on credit default swap indices (“CDX”) with an average notional amount of $19,464,000 to hedge the credit risk associated with various sectors within the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to buy protection at October 31, 2021.
Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
For the year ended October 31, 2021, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $48,391,854.
For the year ended October 31, 2021, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $90,290,338.
Global Bond entered into interest rate swaps to manage its duration. Please refer to the table within the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at year.
At October 31, 2021, Global Bond had pledged $1,056,000 for open centrally cleared swaps.
Total Return Swap Agreements. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
For the year ended October 31, 2021, Global Bond entered into total return swaps on sovereign bonds with an average notional amount of $33,145,066 on receiver total return swaps. Please refer to the table for Global Bond within the Portfolio of Investments for open total return swaps at October 31, 2021.
H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond and Global High Dividend Low Volatility, declares and pays dividends, if any, annually. Global Bond declares dividends daily and pays dividends, if any, monthly. Global High Dividend Low Volatility declares and pays dividends, if any, quarterly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
J. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Multi-Manager International Small Cap and Global High Dividend Low Volatility, which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statements of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At October 31, 2021, there was no cash collateral pledged or received by any Fund for delayed-delivery or when-issued transactions.
N. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2021, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Global Bond	$213,739,746	$115,735,571
Global High Dividend Low Volatility	212,937,406	229,661,697
Global Perspectives®	107,301,918	77,069,757
Multi-Manager International Small Cap	188,140,396	139,891,039
Russia	30,576,686	35,609,533
U.S. government securities not included above were as follows:
	Purchases	Sales
Global Bond	$644,871,836	$639,886,997
NOTE 4 — REDEMPTION FEES
A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the year ended October 31, 2021 and the year ended October 31, 2020 were $6,160 and $62,299, respectively, and are reflected in the accompanying Statements of Changes in Net Assets.
NOTE 5 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments, the Investment Adviser to Multi-Manager International Small Cap, may, from time to time, directly manage a portion of the Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 5 — INVESTMENT MANAGEMENT FEES (continued)

Fund	As a Percentage of Average Daily Net Assets
Global Bond(1)	0.50%
Global High Dividend Low Volatility	0.50%
Global Perspectives®	0.20% on affiliated Underlying Funds; 0.40% on unaffiliated Underlying Funds or other direct investments
Multi-Manager International Small Cap	1.00% on first $500 million; 0.95% on next $500 million; and 0.90% in excess of $1 billion
Russia	1.35%

(1)
The Investment Adviser is contractually obligated to waive the management fee for Class P shares of Global Bond through March 1, 2022. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Global Bond	Voya IM*
Global High Dividend Low Volatility	Voya IM*
Global Perspectives®	Voya IM*
Multi-Manager International Small Cap	Acadian Asset Management LLC and Victory Capital Management Inc.
Russia	NNIP Advisors B.V.
NOTE 6 — DISTRIBUTION AND SERVICE FEES
Class A, Class C and Class R shares of each respective Fund has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class R
Global Bond	0.25%	1.00%	0.50%
Global High Dividend Low Volatility	0.25%	1.00%	N/A
Global Perspectives®	0.25%	1.00%	0.50%
Multi-Manager International Small Cap	0.25%	1.00%	N/A
Russia	0.25%	N/A	N/A
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2021, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Global Bond	$547	$—
Global High Dividend Low Volatility	2,509	—
Global Perspectives®	4,388	—
Multi-Manager International Small Cap	4,257	—
Russia	1,305	—
Contingent Deferred Sales Charges:
Global Bond	$25	$100
Global High Dividend Low Volatility	—	125
Global Perspectives®	—	71
Multi-Manager International Small Cap	32	—
NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2021, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Global Bond	7.15%
Voya Institutional Trust Company	Global Bond	5.55
	Global Perspectives®	75.49
	Multi-Manager International Small Cap	6.16
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended October 31, 2021, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
Global Bond	$30,549
Global High Dividend Low Volatility	7,674
Global Perspectives®	50,676
Multi-Manager International Small Cap	42,151
Russia	—
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and, for each Fund except Global Perspectives®, acquired fund fees and expenses to the levels listed below:
Fund	Class A	Class C	Class I	Class P	Class P3	Class R	Class R6	Class W
Global Bond	0.90%	1.65%	0.65%	0.15%	0.00%	1.15%	0.65%	0.65%
Global High Dividend Low Volatility	0.85%	1.60%	0.60%	N/A	N/A	N/A	0.57%	0.60%
Global Perspectives®(1)	1.23%	1.98%	0.98%	N/A	N/A	1.48%	N/A	0.98%
Multi-Manager International Small Cap	1.95%	2.60%	1.40%	N/A	0.00%	N/A	N/A	1.60%
Russia	2.15%	N/A	1.90%	N/A	N/A	N/A	N/A	1.90%

(1)
For Global Perspectives®, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

Pursuant to side letter agreements, through March 1, 2022, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class C	Class I	Class W
Multi-Manager International Small Cap(2)	1.53%	2.28%	1.20%	1.28%
Russia(2)	2.00%	N/A	1.75%	1.75%

(2)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for Class P of Global Bond, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of October 31, 2021, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	October 31,
	2022	2023	2024	Total
Global Bond	$26,968	$11,370	$14,551	$52,889
Global High Dividend Low Volatility	222,887	213,852	197,770	634,509
Global Perspectives®	122,683	123,632	18,240	264,555
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Adviser, and the related expiration dates as of October 31, 2021, are as follows:
	October 31,
	2022	2023	2024	Total
Global Bond
Class A	$47,876	$39,178	$41,508	$128,562
Class C	14,746	7,028	4,478	26,252
Class I	24,862	6,989	25,614	57,465
Class P	10	—	—	10
Class P3	22	32	40	94
Class R	8,707	7,228	7,402	23,337
Class W	98,907	124,423	129,434	352,764
Global High Dividend Low Volatility
Class A	$140,473	$153,294	$198,187	$491,954
Class C	35,600	10,149	5,239	50,988
Class R6	—	25	546	571
Class W	2,046	2,185	3,229	7,460
Global Perspectives®
Class A	$—	$—	$13,138	$13,138
Class C	—	—	919	919
Class I	289	—	—	289
Class R	—	—	5,161	5,161
Class W	—	—	7,352	7,352
The expense limitation agreements are contractual through March 1, 2022, and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective June 14, 2021, the Funds, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended October 31, 2021:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global High Dividend Low Volatility	2	$1,432,500	1.27%
Multi-Manager International Small Cap	4	2,948,500	1.33
Russia	3	550,000	1.26

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Global Bond
Class A
10/31/2021	693,033	—	147,714	(705,962)	—	134,785	6,819,050	—	1,435,374	—	(6,901,165)	—	1,353,259
10/31/2020	1,156,719	—	143,049	(1,131,534)	285	168,519	11,173,138	—	1,371,599	—	(10,788,796)	2,741	1,758,682
Class C
10/31/2021	3,411	—	14,302	(151,243)	—	(133,530)	33,297	—	138,500	—	(1,481,744)	—	(1,309,947)
10/31/2020	23,227	—	21,430	(506,767)	—	(462,110)	223,309	—	204,225	—	(4,861,859)	—	(4,434,325)
Class I
10/31/2021	16,059,288	—	639,574	(3,190,102)	—	13,508,760	159,383,934	—	6,139,472	—	(30,670,085)	—	134,853,321
10/31/2020	1,306,224	—	178,955	(3,379,467)	—	(1,894,288)	12,421,449	—	1,708,626	—	(32,528,776)	—	(18,398,701)
Class O(2)
10/31/2021
10/31/2020	1	—	—	—	(291)	(290)	9	—	—	—	—	(2,741)	(2,732)
Class P
10/31/2021	—	—	666	—	—	666	—	—	6,484	—	—	—	6,484
10/31/2020	84	—	649	(20)	—	713	810	—	6,237	—	(195)	—	6,852

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Global Bond (continued)
Class P3
10/31/2021	121,646	—	12,815	(50,983)	—	83,478	1,178,730	—	123,997	—	(495,024)	—	807,703
10/31/2020	109,220	—	10,345	(65,656)	—	53,909	1,045,633	—	98,996	—	(624,020)	—	520,609
Class R
10/31/2021	94,674	—	25,952	(100,565)	—	20,061	932,713	—	252,339	—	(980,402)	—	204,650
10/31/2020	66,852	—	26,250	(102,199)	—	(9,097)	643,995	—	251,488	—	(965,283)	—	(69,800)
Class R6
10/31/2021	2,887,270	—	535,055	(4,220,807)	—	(798,482)	28,243,418	—	5,192,458	—	(41,051,374)	—	(7,615,498)
10/31/2020	5,011,835	—	560,047	(5,461,391)	—	110,491	47,818,797	—	5,358,780	—	(50,293,329)	—	2,884,248
Class W
10/31/2021	2,505,305	—	524,521	(7,082,299)	—	(4,052,473)	24,135,980	—	5,013,962	—	(67,398,756)	—	(38,248,814)
10/31/2020	12,185,213	—	516,080	(6,978,278)	—	5,723,015	114,718,421	—	4,851,903	—	(62,322,688)	—	57,247,636
Global High Dividend Low Volatility
Class A
10/31/2021	122,472	—	101,403	(619,442)	—	(395,567)	4,780,691	—	3,984,368	—	(23,854,567)	—	(15,089,508)
10/31/2020	931,812	1,232,455	97,641	(1,024,288)	—	1,237,620	34,649,695	41,208,125	3,077,992	—	(34,151,537)	—	44,784,275
Class C
10/31/2021	30,017	—	2,463	(66,364)	—	(33,884)	1,134,786	—	90,362	—	(2,345,981)	—	(1,120,833)
10/31/2020	8,978	29,482	4,665	(827,666)	—	(784,541)	292,167	917,676	144,849	—	(28,497,316)	—	(27,142,624)
Class I
10/31/2021	139,886	—	32,684	(178,799)	—	(6,229)	5,296,040	—	1,295,101	—	(7,000,120)	—	(408,979)
10/31/2020	763,028	95,178	31,316	(381,017)	—	508,505	27,771,337	3,210,029	1,005,330	—	(13,851,237)	—	18,135,459
Class R6
10/31/2021	2,905	—	62	(49)	—	2,918	108,423	—	2,501	—	(1,962)	—	108,962
2/28/2020(1) - 10/31/2020	88	—	2	—	—	90	3,000	—	60	—	—	—	3,060
Class W
10/31/2021	8,272	—	1,927	(17,069)	—	(6,870)	327,477	—	76,247	—	(666,537)	—	(262,813)
10/31/2020	34,528	14,916	1,771	(23,967)	—	27,248	1,143,240	502,727	57,185	—	(844,146)	—	859,006
Global Perspectives®
Class A
10/31/2021	3,721,885	—	129,964	(296,915)	—	3,554,934	47,372,005	—	1,621,951	—	(3,823,964)	—	45,169,992
10/31/2020	2,166,296	—	62,448	(171,669)	—	2,057,075	24,776,171	—	701,919	—	(1,942,566)	—	23,535,524
Class C
10/31/2021	60,127	—	9,898	(58,098)	—	11,927	759,481	—	122,440	—	(733,241)	—	148,680
10/31/2020	56,423	—	15,145	(122,623)	—	(51,055)	633,660	—	168,715	—	(1,369,068)	—	(566,693)
Class I
10/31/2021	531,865	—	14,784	(145,106)	—	401,543	6,874,096	—	185,093	—	(1,868,801)	—	5,190,388
10/31/2020	187,213	—	15,961	(142,867)	—	60,307	2,125,028	—	179,724	—	(1,585,863)	—	718,889
Class R
10/31/2021	140,384	—	64,558	(282,439)	—	(77,497)	1,774,707	—	804,387	—	(3,608,197)	—	(1,029,103)
10/31/2020	225,442	—	95,367	(500,490)	—	(179,681)	2,472,862	—	1,069,057	—	(5,706,045)	—	(2,164,126)
Class W
10/31/2021	1,030,712	—	105,861	(2,401,058)	—	(1,264,485)	13,140,745	—	1,327,493	—	(31,494,146)	—	(17,025,908)
10/31/2020	1,377,656	—	80,883	(379,507)	—	1,079,032	15,677,254	—	912,363	—	(4,331,387)	—	12,258,230
Multi-Manager International Small Cap
Class A
10/31/2021	142,405	—	10,652	(116,150)	—	36,907	9,932,219	—	644,034	—	(7,979,703)	—	2,596,550
10/31/2020	166,621	—	16,718	(208,903)	30	(25,534)	8,916,906	—	897,593	—	(10,101,949)	1,588	(285,862)
Class C
10/31/2021	26,743	—	110	(3,740)	—	23,113	1,779,641	—	6,126	—	(225,209)	—	1,560,558
10/31/2020	1,540	—	2,352	(143,311)	—	(139,419)	70,130	—	116,665	—	(7,142,381)	—	(6,955,586)
Class I
10/31/2021	1,092,832	—	12,989	(449,510)	—	656,311	77,392,570	—	780,664	—	(31,219,767)	—	46,953,467
10/31/2020	181,261	—	23,626	(585,028)	—	(380,141)	9,179,188	—	1,260,476	—	(29,647,752)	—	(19,208,088)
Class O(2)
10/31/2021
10/31/2020	—	—	—	—	(30)	(30)	—	—	—	—	—	(1,588)	(1,588)
Class P3
10/31/2021	—	—	1	—	—	1	—	—	62	—	—	—	62
10/31/2020	—	—	1	—	—	1	—	—	54	—	—	—	54

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Multi-Manager International Small Cap (continued)
Class W
10/31/2021	31,218	—	4,760	(50,354)	—	(14,376)	2,671,281	—	355,603	—	(4,154,628)	—	(1,127,744)
10/31/2020	42,526	—	9,011	(156,135)	—	(104,598)	2,505,116	—	595,520	—	(8,603,682)	—	(5,503,046)
Russia
Class A
10/31/2021	85,711	—	183,186	(255,420)	—	13,477	3,095,962	—	5,797,834	6,117	(8,848,903)	—	51,010
10/31/2020	90,590	—	176,128	(387,417)	—	(120,699)	2,888,645	—	6,475,037	45,766	(12,231,266)	—	(2,821,818)
Class I
10/31/2021	21,765	—	5,688	(20,683)	—	6,770	787,441	—	180,427	14	(701,893)	—	265,989
10/31/2020	38,124	—	8,401	(85,358)	—	(38,833)	1,387,897	—	309,519	918	(2,379,127)	—	(680,793)
Class W
10/31/2021	1,195	—	783	(1,015)	—	963	46,588	—	24,773	29	(36,996)	—	34,394
10/31/2020	3,174	—	745	(3,131)	—	788	101,242	—	27,370	134	(95,254)	—	33,492

(1)
Commencement of operations.

(2)
Class O converted to Class A on November 22, 2019.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 11 — SECURITIES LENDING (continued)

counterparty which are subject to offset under the Agreement as of October 31, 2021:
Global Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$270,730	$(270,730)	$—
Citadel Clearing LLC	416,045	(416,045)	—
Credit Suisse Securities (USA) LLC	287,703	(287,703)	—
J.P. Morgan Securities LLC	205,379	(205,379)	—
Mizuho Securities USA LLC.	603,263	(603,263)	—
Morgan Stanley & Co. LLC	410,699	(410,699)	—
Societe Generale	204,293	(204,293)	—
UBS AG	240,066	(240,066)	—
Wells Fargo Securities LLC	337,282	(337,282)	—
Total	$2,975,460	$(2,975,460)	$—

(1)
Cash collateral with a fair value of $3,047,967 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Global High Dividend Low Volatility
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. International PLC	$372,309	$(372,309)	$—
Total	$372,309	$(372,309)	$—

(1)
Cash collateral with a fair value of $390,987 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Small Cap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$41,647	$(41,647)	$—
Citigroup Global Markets Inc.	20,236	(20,236)	—
Credit Suisse Securities (USA) LLC	162,677	(162,677)	—
Deutsche Bank Securities Inc.	135,564	(135,564)	—
J.P. Morgan Securities LLC	11,837	(11,837)	—
Morgan Stanley & Co. LLC	193,580	(193,580)	—
Scotia Capital (USA) INC	62,832	(62,832)	—
Societe Generale	45,450	(45,450)	—
Total	$673,823	$(673,823)	$—

(1)
Cash collateral with a fair value of $738,123 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), paydowns, swaps, capital loss carryforwards and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2021:
	Paid-in Capital	Distributable Earnings
Global High Dividend Low Volatility	$(91,938)	$91,938
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2021			Year Ended October 31, 2020
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
Global Bond	$1,387,407	$—	$17,044,734	$12,369,536	$—	$1,733,108
Global High Dividend Low Volatility	6,258,263	—	—	4,847,340	—	111,718
Global Perspectives®	4,062,708	—	—	1,548,160	1,483,997	—
Multi-Manager International Small Cap	2,055,811	—	—	3,520,259	—	—
Russia	2,037,318	4,405,145	—	3,909,035	3,482,955	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2021 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards				Total Distributable Earnings/(Loss)
				Amount	Character	Expiration	Other
Global Bond	$—	$—	$1,220,106	$(838,303)	Short-term	None	$(23,861)	$297,503
				(60,439)	Long-term	None
				$(898,742)
Global High Dividend Low Volatility	135,476	—	42,382,116	(21,987,942)	Short-term	None	(289,169)	(3,197,527)
				(23,438,008)	Long-term	None
				$(45,425,950)*
Global Perspectives®	2,638,179	7,643,503	9,592,287	—	—	—	(954)	19,873,015
Multi-Manager International Small Cap	10,082,104	13,284,528	30,705,141	—	—	—	(153,869)	53,917,904
Russia	3,514,393	5,605,422	37,529,646	—	—	—	(6,943)	46,642,518

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2021, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund. On November 30, 2020, the administrator of LIBOR

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 14 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS
The Funds have adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework —  Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Funds’ adoption was limited to changes in the Funds’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Funds have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) —  Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 16 — REORGANIZATIONS
On September 18, 2020, Global High Dividend Low Volatility (“Acquiring Fund”) acquired all of the net assets and assumed all liabilities of Voya Global Equity Dividend Fund (“Acquired Fund”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on November 1, 2019, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended October 31, 2020, are as follows (Unaudited):
Net investment income	$6,056,555
Net realized and unrealized loss on investments	$(35,241,955)
Net decrease in net assets resulting from operations	$(29,185,400)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since September 18, 2020. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 16 — REORGANIZATIONS (continued)

	Acquired Fund’s		Acquired Fund’s
Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Capital Loss Carryforwards (000s)	Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$45,839	$211,060	$4,911	$2,572	0.3843
The net assets of the Acquiring Fund after the acquisition of Acquired Fund were $256,898,229.

NOTE 17 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2021, the following Funds paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	NII	$0.0350	December 1, 2021	Daily
Class C	NII	$0.0291	December 1, 2021	Daily
Class I	NII	$0.0367	December 1, 2021	Daily
Class P	NII	$0.0409	December 1, 2021	Daily
Class P3	NII	$0.0418	December 1, 2021	Daily
Class R	NII	$0.0322	December 1, 2021	Daily
Class R6	NII	$0.0370	December 1, 2021	Daily
Class W	NII	$0.0353	December 1, 2021	Daily
Multi-Manager International Small Cap
Class A	NII	$0.9688	December 17, 2021	December 15, 2021
Class C	NII	$0.7131	December 17, 2021	December 15, 2021
Class I	NII	$1.1979	December 17, 2021	December 15, 2021
Class P3	NII	$1.2244	December 17, 2021	December 15, 2021
Class W	NII	$1.1225	December 17, 2021	December 15, 2021
All Classes	STCG	$2.4746	December 17, 2021	December 15, 2021
All Classes	LTCG	$4.3787	December 17, 2021	December 15, 2021
Russia
Class A	NII	$1.2542	December 17, 2021	December 15, 2021
Class I	NII	$1.3897	December 17, 2021	December 15, 2021
Class W	NII	$1.3539	December 17, 2021	December 15, 2021
All Classes	STCG	$0.9495	December 17, 2021	December 15, 2021
All Classes	LTCG	$2.5797	December 17, 2021	December 15, 2021

NII – Net investment income
LTCG – Long-term capital gain
STCG – Short-term capital gain
Class Conversion: On September 10, 2021, the Board approved a proposal by management to reduce the automatic conversion for all Funds’ Class C shares to Class A shares of the same Fund, from the current holding period of 10 years from the date of purchase to a holding period of 8 years from the date of purchase. Beginning on or about the close of business November 2, 2021, all outstanding Class C shares, along with their pro rata reinvested dividend shares, will automatically convert to Class A shares eight years after purchase.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 38.5%
	Australia: 0.2%
110,000 (1)	FMG Resources August 2006 Pty Ltd., 4.375%, 04/01/2031	$111,513	0.0
100,000 (1)	Newcrest Finance Pty Ltd., 3.250%, 05/13/2030	105,660	0.0
120,000	Rio Tinto Finance USA Ltd., 2.750%, 11/02/2051	119,735	0.1
375,000 (1)	Santos Finance Ltd., 3.649%, 04/29/2031	381,947	0.1
		718,855	0.2
	Bermuda: 0.0%
210,000 (1)	Triton Container International Ltd., 3.150%, 06/15/2031	212,576	0.0

	Brazil: 0.7%
400,000 (1)(2)	Itau Unibanco Holding SA/Cayman Island, 3.875%, 04/15/2031	384,940	0.1
250,000 (1)	Klabin Austria GmbH, 3.200%, 01/12/2031	230,000	0.1
300,000 (1)	Klabin Austria GmbH, 5.750%, 04/03/2029	327,000	0.1
200,000	MercadoLibre, Inc., 3.125%, 01/14/2031	189,010	0.0
400,000 (1)	Natura Cosmeticos SA, 4.125%, 05/03/2028	396,420	0.1
550,000	Petrobras Global Finance BV, 5.600%, 01/03/2031	575,988	0.1
250,000	Suzano Austria GmbH, 5.000%, 01/15/2030	269,706	0.1
400,000 (3)	Vale Overseas Ltd., 3.750%, 07/08/2030	407,490	0.1
		2,780,554	0.7
	Canada: 0.7%
465,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	451,045	0.1
324,000	Canadian Imperial Bank of Commerce, 3.100%, 04/02/2024	340,981	0.1
220,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	230,450	0.1
205,000	Cenovus Energy, Inc., 5.400%, 06/15/2047	256,750	0.1
239,000	Fortis, Inc./Canada, 3.055%, 10/04/2026	251,306	0.1
430,000 (1)	GFL Environmental, Inc., 3.500%, 09/01/2028	428,388	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Canada (continued)
75,000 (1)	GFL Environmental, Inc., 3.750%, 08/01/2025	$77,265	0.0
450,000 (1)	Petronas Energy Canada Ltd., 2.112%, 03/23/2028	448,469	0.1
121,000	Royal Bank of Canada, 2.300%, 11/03/2031	120,796	0.0
88,000	Teck Resources Ltd., 5.400%, 02/01/2043	109,440	0.0
135,000	Teck Resources Ltd., 6.000%, 08/15/2040	175,070	0.0
		2,889,960	0.7
	Chile: 0.6%
200,000 (1)	ATP Tower Holdings LLC / Andean Tower Partners Colombia SAS / Andean Telecom Par, 4.050%, 04/27/2026	200,069	0.0
300,000 (1)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	318,760	0.1
325,000 (1)	Colbun SA, 3.150%, 03/06/2030	327,182	0.1
550,000 (1)	Falabella SA, 3.375%, 01/15/2032	546,563	0.1
300,000 (1)	Inversiones CMPC SA, 3.850%, 01/13/2030	311,160	0.1
725,000 (1)	VTR Comunicaciones SpA, 4.375%, 04/15/2029	732,033	0.2
		2,435,767	0.6
	China: 0.4%
350,000 (3)	Alibaba Group Holding Ltd., 2.125%, 02/09/2031	335,994	0.1
350,000	Alibaba Group Holding Ltd., 2.700%, 02/09/2041	320,683	0.1
720,000	Alibaba Group Holding Ltd., 3.600%, 11/28/2024	766,079	0.2
		1,422,756	0.4
	Colombia: 0.4%
250,000	Banco de Bogota SA, 6.250%, 05/12/2026	273,440	0.0
200,000	Bancolombia SA, 3.000%, 01/29/2025	202,002	0.0
325,000	Ecopetrol SA, 5.375%, 06/26/2026	351,845	0.1
250,000	Ecopetrol SA, 6.875%, 04/29/2030	289,102	0.1
300,000 (1)	Oleoducto Central SA, 4.000%, 07/14/2027	307,286	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Colombia (continued)
300,000 (1)	Promigas SA ESP / Gases del Pacifico SAC, 3.750%, 10/16/2029	$298,821	0.1
		1,722,496	0.4
	Denmark: 0.1%
336,000 (1)	Danske Bank A/S, 5.375%, 01/12/2024	366,083	0.1

	France: 0.7%
220,000 (1)(2)	BNP Paribas SA, 2.159%, 09/15/2029	216,179	0.0
215,000 (1)(2)	BNP Paribas SA, 3.052%, 01/13/2031	223,767	0.0
700,000 (1)	BNP Paribas SA, 3.500%, 03/01/2023	726,278	0.2
335,000 (1)	BPCE SA, 2.700%, 10/01/2029	344,555	0.1
267,000 (1)(2)	BPCE SA, 3.116%, 10/19/2032	268,642	0.1
728,000 (1)	BPCE SA, 5.150%, 07/21/2024	797,303	0.2
250,000 (1)	BPCE SA, 5.700%, 10/22/2023	271,954	0.1
		2,848,678	0.7
	Hong Kong: 0.1%
400,000 (1)	CK Hutchison International 21 Ltd., 2.500%, 04/15/2031	402,331	0.1

	India: 0.5%
300,000 (1)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	314,536	0.1
300,000 (1)	Indian Railway Finance Corp. Ltd., 3.249%, 02/13/2030	303,306	0.1
200,000 (1)	JSW Steel Ltd., 5.050%, 04/05/2032	203,516	0.1
200,000 (1)(2)	Network i2i Ltd., 3.975%, 12/31/2199	202,017	0.0
500,000 (1)	Reliance Industries Ltd., 3.667%, 11/30/2027	536,516	0.1
300,000 (1)	Summit Digitel Infrastructure Pvt Ltd., 2.875%, 08/12/2031	287,293	0.1
		1,847,184	0.5
	Indonesia: 0.8%
200,000 (1)	Hutama Karya Persero PT, 3.750%, 05/11/2030	214,042	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Indonesia (continued)
300,000 (1)	Medco Bell Pte Ltd., 6.375%, 01/30/2027	$307,725	0.1
350,000 (1)	Pertamina Persero PT, 2.300%, 02/09/2031	331,738	0.1
400,000 (3)	Pertamina Persero PT, 3.100%, 08/27/2030	408,668	0.1
225,000 (1)	Pertamina Persero PT, 3.650%, 07/30/2029	239,038	0.1
750,000 (1)	Perusahaan Listrik Negara PT, 3.875%, 07/17/2029	794,062	0.2
425,000 (1)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	491,685	0.1
225,000	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	259,875	0.1
		3,046,833	0.8
	Israel: 0.2%
600,000	Bank Hapoalim, 3.255%, 01/21/2032	599,262	0.1
325,000 (1)(2)	Mizrahi Tefahot Bank Ltd., 3.077%, 04/07/2031	325,289	0.1
		924,551	0.2
	Italy: 0.1%
340,000	Telecom Italia Capital SA, 7.721%, 06/04/2038	433,971	0.1

	Japan: 0.4%
200,000	Mitsubishi UFJ Financial Group, Inc., 2.193%, 02/25/2025	205,477	0.0
255,000 (1)	Mizuho Bank Ltd., 3.200%, 03/26/2025	269,620	0.1
200,000	Sumitomo Mitsui Financial Group, Inc., 2.448%, 09/27/2024	207,300	0.1
766,000	Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	834,609	0.2
		1,517,006	0.4
	Kazakhstan: 0.4%
200,000 (1)	Development Bank of Kazakhstan JSC, 2.950%, 05/06/2031	198,120	0.0
675,000	KazMunayGas National Co. JSC, 4.750%, 04/19/2027	750,670	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Kazakhstan (continued)
275,000	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	$323,094	0.1
325,000 (1)	Tengizchevroil Finance Co. International Ltd., 3.250%, 08/15/2030	326,485	0.1
		1,598,369	0.4
	Kuwait: 0.1%
200,000 (1)	Equate Petrochemical BV, 2.625%, 04/28/2028	200,022	0.0
200,000 (1)(2)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	205,961	0.1
		405,983	0.1
	Malaysia: 0.0%
200,000 (1)	Genm Capital Labuan Ltd., 3.882%, 04/19/2031	195,918	0.0

	Mexico: 1.1%
700,000 (1)	Alpek SAB de CV, 3.250%, 02/25/2031	693,980	0.2
300,000 (1)	Alpek SAB de CV, 4.250%, 09/18/2029	317,925	0.1
400,000 (1)(3)	Braskem Idesa SAPI, 6.990%, 02/20/2032	410,000	0.1
400,000 (1)	Cemex SAB de CV, 3.875%, 07/11/2031	401,980	0.1
200,000 (1)(2)	Cemex SAB de CV, 5.125%, 12/31/2199	206,885	0.0
675,000 (1)	Cemex SAB de CV, 5.200%, 09/17/2030	731,727	0.2
400,000 (1)	Comision Federal de Electricidad, 4.677%, 02/09/2051	373,424	0.1
200,000	Petroleos Mexicanos, 4.500%, 01/23/2026	202,039	0.0
200,000	Petroleos Mexicanos, 5.500%, 06/27/2044	162,659	0.0
600,000 (3)	Petroleos Mexicanos, 5.950%, 01/28/2031	591,495	0.1
275,000 (1)	Petroleos Mexicanos, 6.875%, 10/16/2025	300,789	0.1
200,000	Petroleos Mexicanos, 6.875%, 08/04/2026	218,550	0.1
		4,611,453	1.1
	Netherlands: 0.7%
250,000	Cooperatieve Rabobank UA, 4.375%, 08/04/2025	274,829	0.1
355,000	ING Groep NV, 4.050%, 04/09/2029	400,687	0.1
530,000 (1)	OCI NV, 4.625%, 10/15/2025	551,862	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Netherlands (continued)
696,000	Shell International Finance BV, 3.250%, 05/11/2025	$744,676	0.2
300,000	Shell International Finance BV, 4.000%, 05/10/2046	360,362	0.1
290,000 (1)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	300,412	0.1
		2,632,828	0.7
	Norway: 0.0%
56,000	Equinor ASA, 3.125%, 04/06/2030	60,502	0.0

	Panama: 0.3%
500,000 (1)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	516,215	0.1
500,000 (1)	Banco Nacional de Panama, 2.500%, 08/11/2030	472,125	0.1
275,000 (1)	ENA Master Trust, 4.000%, 05/19/2048	280,281	0.1
		1,268,621	0.3
	Peru: 0.5%
450,000 (1)	Banco Internacional del Peru SAA Interbank, 3.250%, 10/04/2026	461,453	0.1
300,000 (1)	Corp Financiera de Desarrollo SA, 2.400%, 09/28/2027	295,353	0.1
225,000	Inkia Energy Ltd., 5.875%, 11/09/2027	234,313	0.0
675,000 (1)	InRetail Consumer, 3.250%, 03/22/2028	664,203	0.2
375,000 (1)	Petroleos del Peru SA, 4.750%, 06/19/2032	396,774	0.1
		2,052,096	0.5
	Qatar: 0.2%
275,000 (1)	Ooredoo International Finance Ltd., 2.625%, 04/08/2031	278,142	0.1
400,000 (1)	Qatar Petroleum, 3.125%, 07/12/2041	404,588	0.1
		682,730	0.2
	Russia: 0.7%
300,000 (1)	Credit Bank of Moscow Via CBOM Finance PLC, 3.875%, 09/21/2026	292,197	0.1
250,000 (1)	Evraz PLC, 5.250%, 04/02/2024	267,435	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Russia (continued)
500,000 (1)	Gazprom PJSC via Gaz Finance PLC, 2.950%, 01/27/2029	$489,566	0.1
450,000 (1)	Gazprom PJSC via Gaz Finance PLC, 3.250%, 02/25/2030	445,253	0.1
325,000 (1)(2)	Gazprom PJSC via Gaz Finance PLC, 4.599%, 12/31/2199	338,000	0.1
400,000 (1)	Lukoil Capital DAC, 3.600%, 10/26/2031	399,587	0.1
250,000 (1)	Severstal OAO Via Steel Capital SA, 3.150%, 09/16/2024	259,199	0.0
300,000 (1)	Sibur Securities DAC, 2.950%, 07/08/2025	304,639	0.1
		2,795,876	0.7
	Saudi Arabia: 0.2%
275,000 (1)	SA Global Sukuk Ltd., 2.694%, 06/17/2031	275,935	0.1
200,000 (1)	Saudi Arabian Oil Co., 2.250%, 11/24/2030	194,212	0.1
200,000 (1)	Saudi Arabian Oil Co., 3.250%, 11/24/2050	192,185	0.0
		662,332	0.2
	Singapore: 0.1%
365,000 (1)(2)	Oversea-Chinese Banking Corp. Ltd., 1.832%, 09/10/2030	362,803	0.1

	South Africa: 0.3%
400,000	AngloGold Ashanti Holdings PLC, 3.375%, 11/01/2028	397,756	0.1
200,000 (1)	Bidvest Group UK PLC/The, 3.625%, 09/23/2026	201,127	0.0
300,000 (1)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	321,645	0.1
200,000	Sasol Financing USA LLC, 5.500%, 03/18/2031	205,710	0.1
		1,126,238	0.3
	South Korea: 0.2%
275,000 (1)	Kookmin Bank, 2.500%, 11/04/2030	270,617	0.1
300,000 (1)(2)	Kookmin Bank, 4.350%, 12/31/2199	314,307	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	South Korea (continued)
200,000 (1)(2)	Shinhan Financial Group Co. Ltd., 2.875%, 12/31/2199	$197,822	0.0
		782,746	0.2
	Switzerland: 0.7%
456,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	497,368	0.1
1,000,000 (1)(2)	Credit Suisse Group AG, 2.997%, 12/14/2023	1,023,434	0.3
604,000	UBS AG/Stamford CT, 7.625%, 08/17/2022	635,535	0.2
500,000 (1)(2)	UBS Group AG, 1.008%, 07/30/2024	500,770	0.1
		2,657,107	0.7
	Thailand: 0.2%
500,000 (1)(2)	Bangkok Bank PCL/Hong Kong, 5.000%, 12/31/2199	516,875	0.1
450,000 (1)	GC Treasury Center Co. Ltd., 2.980%, 03/18/2031	454,323	0.1
		971,198	0.2
	Turkey: 0.2%
275,000 (1)	Akbank TAS, 6.800%, 02/06/2026	283,552	0.0
300,000 (1)	Turkiye Vakiflar Bankasi TAO, 6.500%, 01/08/2026	302,322	0.1
400,000 (1)(2)	Yapi ve Kredi Bankasi AS, 7.875%, 01/22/2031	410,682	0.1
		996,556	0.2
	United Arab Emirates: 0.2%
300,000	DP World Crescent Ltd., 4.848%, 09/26/2028	337,780	0.1
350,000 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.160%, 03/31/2034	341,881	0.1
300,000 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040	295,582	0.0
		975,243	0.2
	United Kingdom: 1.6%
600,000 (1)	Anglo American Capital PLC, 3.625%, 09/11/2024	637,555	0.2
241,000 (1)	BAE Systems PLC, 3.400%, 04/15/2030	257,894	0.1
500,000 (2)	HSBC Holdings PLC, 3.803%, 03/11/2025	529,484	0.1
1,490,000 (2)	HSBC Holdings PLC, 3.973%, 05/22/2030	1,630,685	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United Kingdom (continued)
250,000	HSBC Holdings PLC, 4.300%, 03/08/2026	$275,452	0.1
316,000 (2)	Lloyds Banking Group PLC, 2.907%, 11/07/2023	323,135	0.1
240,000 (1)	LSEGA Financing PLC, 3.200%, 04/06/2041	248,657	0.1
200,000 (2)	NatWest Group PLC, 4.519%, 06/25/2024	211,733	0.0
200,000 (1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	212,904	0.0
750,000	Royalty Pharma PLC, 1.200%, 09/02/2025	739,283	0.2
497,000	Royalty Pharma PLC, 1.750%, 09/02/2027	487,718	0.1
300,000	Royalty Pharma PLC, 3.550%, 09/02/2050	298,564	0.1
500,000 (1)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	503,125	0.1
		6,356,189	1.6
	United States: 24.9%
120,000	AbbVie, Inc., 3.200%, 11/21/2029	128,314	0.0
750,000	AbbVie, Inc., 3.800%, 03/15/2025	808,561	0.2
43,000	AbbVie, Inc., 4.050%, 11/21/2039	49,473	0.0
361,000	AbbVie, Inc., 4.300%, 05/14/2036	419,110	0.1
225,000 (1)	Academy Ltd., 6.000%, 11/15/2027	239,906	0.1
550,000	Activision Blizzard, Inc., 3.400%, 09/15/2026	592,618	0.2
250,000 (1)	ADT Security Corp./The, 4.125%, 08/01/2029	246,720	0.1
322,000	Advance Auto Parts, Inc., 3.900%, 04/15/2030	355,571	0.1
381,000 (1)	AEP Texas, Inc., 3.850%, 10/01/2025	411,600	0.1
59,000	Aetna, Inc., 2.800%, 06/15/2023	60,823	0.0
345,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	340,493	0.1
160,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	170,200	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
400,000	Alexandria Real Estate Equities, Inc., 2.000%, 05/18/2032	$385,611	0.1
535,000 (1)	Allison Transmission, Inc., 3.750%, 01/30/2031	514,962	0.1
250,000	Altria Group, Inc., 4.500%, 05/02/2043	267,866	0.1
130,000	Altria Group, Inc., 4.800%, 02/14/2029	148,198	0.0
386,000	Amazon.com, Inc., 2.100%, 05/12/2031	389,539	0.1
423,000	Amazon.com, Inc., 2.875%, 05/12/2041	438,831	0.1
358,649	American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 03/22/2029	360,516	0.1
191,228	American Airlines 2016-1 Class A Pass Through Trust, 4.100%, 07/15/2029	193,543	0.1
31,480	American Airlines 2016-2 Class A Pass Through Trust, 3.650%, 12/15/2029	30,980	0.0
91,056	American Airlines 2016-3 Class A Pass Through Trust, 3.250%, 04/15/2030	88,938	0.0
572,000	American Airlines 2021-1 Class A Pass Through Trust, 2.875%, 01/11/2036	573,253	0.1
112,000	American Electric Power Co., Inc., 3.250%, 03/01/2050	115,175	0.0
79,000	American International Group, Inc., 4.250%, 03/15/2029	89,967	0.0
50,000	American International Group, Inc., 4.500%, 07/16/2044	61,129	0.0
579,000	American International Group, Inc., 4.750%, 04/01/2048	746,780	0.2
655,000	American Tower Corp., 2.750%, 01/15/2027	680,899	0.2
200,000	AmerisourceBergen Corp., 3.450%, 12/15/2027	216,138	0.1
107,000	AmerisourceBergen Corp., 4.300%, 12/15/2047	126,781	0.0
97,000	Amgen, Inc., 2.000%, 01/15/2032	93,214	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
330,000	Amgen, Inc., 3.200%, 11/02/2027	$354,105	0.1
250,000	Amphenol Corp., 2.800%, 02/15/2030	259,385	0.1
57,000	Analog Devices, Inc., 2.800%, 10/01/2041	58,086	0.0
465,000 (1)	ANGI Group LLC, 3.875%, 08/15/2028	455,119	0.1
297,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	379,330	0.1
310,000	Anheuser-Busch InBev Worldwide, Inc., 4.750%, 01/23/2029	364,124	0.1
250,000	Anthem, Inc., 3.700%, 09/15/2049	281,128	0.1
435,000	Apache Corp., 5.100%, 09/01/2040	488,055	0.1
250,000	Apple, Inc., 2.650%, 05/11/2050	247,387	0.1
710,000	Apple, Inc., 2.650%, 02/08/2051	702,224	0.2
100,000	Apple, Inc., 2.700%, 08/05/2051	99,850	0.0
120,000	Apple, Inc., 2.850%, 08/05/2061	119,775	0.0
319,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	325,779	0.1
445,000	Assurant, Inc., 2.650%, 01/15/2032	437,918	0.1
71,000	AT&T, Inc., 3.650%, 09/15/2059	72,166	0.0
316,000 (1)	Athene Global Funding, 2.800%, 05/26/2023	326,429	0.1
250,000 (1)	Athene Global Funding, 2.950%, 11/12/2026	262,556	0.1
100,000	Atmos Energy Corp., 2.850%, 02/15/2052	98,634	0.0
400,000 (2)	Bank of America Corp., 1.197%, 10/24/2026	393,509	0.1
398,000 (2)	Bank of America Corp., 1.734%, 07/22/2027	395,570	0.1
246,000 (2)	Bank of America Corp., 1.898%, 07/23/2031	235,199	0.1
159,000 (2)	Bank of America Corp., 2.087%, 06/14/2029	157,326	0.0
132,000 (2)	Bank of America Corp., 2.299%, 07/21/2032	129,246	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
680,000 (2)	Bank of America Corp., 2.592%, 04/29/2031	$688,355	0.2
1,037,000 (2)	Bank of America Corp., 2.687%, 04/22/2032	1,050,787	0.3
250,000 (2)	Bank of America Corp., 3.458%, 03/15/2025	263,599	0.1
465,000 (2)	Bank of America Corp., 3.864%, 07/23/2024	488,424	0.1
200,000 (2)	Bank of America Corp., 4.083%, 03/20/2051	241,858	0.1
316,000	Bank of America Corp., 4.183%, 11/25/2027	348,316	0.1
125,000 (2)	Bank of America Corp., 4.330%, 03/15/2050	155,758	0.0
75,000 (2)	Bank of America Corp., 2.572%, 10/20/2032	75,217	0.0
183,000	BAT Capital Corp., 2.259%, 03/25/2028	179,784	0.0
445,000 (1)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	402,460	0.1
91,000	Becton Dickinson and Co., 3.363%, 06/06/2024	95,991	0.0
600,000	Berry Global, Inc., 1.650%, 01/15/2027	587,658	0.2
250,000 (1)	Berry Global, Inc., 5.625%, 07/15/2027	262,152	0.1
208,000 (1)	Blackstone Holdings Finance Co. LLC, 2.850%, 08/05/2051	204,946	0.1
500,000	Boeing Co/The, 3.625%, 02/01/2031	532,780	0.1
99,000	Boeing Co/The, 5.150%, 05/01/2030	115,554	0.0
79,000	Boston Scientific Corp., 4.000%, 03/01/2029	88,817	0.0
56,000	BP Capital Markets America, Inc., 3.000%, 02/24/2050	55,457	0.0
266,000	BP Capital Markets America, Inc., 3.216%, 11/28/2023	278,666	0.1
221,000	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	241,808	0.1
125,000	Brookfield Finance LLC, 3.450%, 04/15/2050	131,612	0.0
175,000 (1)	Builders FirstSource, Inc., 4.250%, 02/01/2032	176,641	0.0
320,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	338,405	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
149,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	$177,555	0.0
130,000 (2)	Capital One Financial Corp., 1.878%, 11/02/2027	129,681	0.0
125,000 (2)	Capital One Financial Corp., 2.618%, 11/02/2032	124,786	0.0
210,000	CBRE Services, Inc., 2.500%, 04/01/2031	211,332	0.1
250,000	CDW LLC / CDW Finance Corp., 3.250%, 02/15/2029	253,815	0.1
225,000	Centene Corp., 3.375%, 02/15/2030	231,200	0.1
205,000	Centene Corp., 4.625%, 12/15/2029	221,400	0.1
365,000	CenterPoint Energy, Inc., 4.250%, 11/01/2028	413,153	0.1
450,000	Central Garden & Pet Co., 4.125%, 10/15/2030	453,926	0.1
96,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	94,291	0.0
135,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.500%, 03/01/2042	132,035	0.0
500,000	Cigna Corp., 3.050%, 10/15/2027	533,141	0.1
320,000	Cigna Corp., 3.200%, 03/15/2040	330,223	0.1
125,000	Cigna Corp., 3.400%, 03/15/2050	131,988	0.0
297,000	Cigna Corp., 4.375%, 10/15/2028	340,635	0.1
250,000	Cigna Corp., 4.500%, 02/25/2026	278,568	0.1
300,000	Cigna Corp., 4.800%, 08/15/2038	369,150	0.1
305,000	Citigroup, Inc., 4.125%, 07/25/2028	339,335	0.1
480,000	Citigroup, Inc., 4.000%, 08/05/2024	516,609	0.1
491,000	Citigroup, Inc., 5.500%, 09/13/2025	560,243	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
26,000 (2)	Citigroup, Inc., 2.520%, 11/03/2032	$25,946	0.0
321,000 (1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	342,564	0.1
500,000	Comcast Corp., 2.350%, 01/15/2027	518,420	0.1
250,000	Comcast Corp., 3.750%, 04/01/2040	280,475	0.1
400,000	Comcast Corp., 4.150%, 10/15/2028	456,698	0.1
115,000	Comcast Corp., 4.250%, 01/15/2033	134,769	0.0
90,000	Comcast Corp., 5.650%, 06/15/2035	119,415	0.0
265,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	246,411	0.1
159,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	202,435	0.1
475,000 (1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.625%, 05/01/2027	486,920	0.1
79,000	Crown Castle International Corp., 4.150%, 07/01/2050	91,519	0.0
400,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	395,180	0.1
105,000	CSX Corp., 4.500%, 08/01/2054	135,759	0.0
136,000	Cummins, Inc., 1.500%, 09/01/2030	129,715	0.0
169,000	CVS Health Corp., 1.750%, 08/21/2030	161,076	0.0
500,000	CVS Health Corp., 3.250%, 08/15/2029	534,723	0.1
250,000	CVS Health Corp., 4.125%, 04/01/2040	287,105	0.1
279,000	CVS Health Corp., 4.300%, 03/25/2028	316,010	0.1
150,000	Dana, Inc., 5.375%, 11/15/2027	157,312	0.0
290,000	Dana, Inc., 5.625%, 06/15/2028	307,038	0.1
195,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	185,006	0.0
245,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	246,531	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
176,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	$207,458	0.1
155,130	Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/2025	161,054	0.0
135,000 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	144,072	0.0
355,000	Discovery Communications LLC, 5.300%, 05/15/2049	453,247	0.1
250,000	DISH DBS Corp., 5.125%, 06/01/2029	240,938	0.1
35,000	Dollar General Corp., 3.500%, 04/03/2030	38,139	0.0
180,000 (2)	Dominion Energy, Inc., 4.650%, 12/31/2199	192,150	0.1
34,000	Dow Chemical Co/The, 5.550%, 11/30/2048	48,107	0.0
340,000	DTE Electric Co., 2.250%, 03/01/2030	344,143	0.1
146,000	DTE Electric Co., 4.300%, 07/01/2044	179,358	0.0
250,000	Duke Energy Carolinas LLC, 2.950%, 12/01/2026	266,561	0.1
250,000	Duke Energy Carolinas LLC, 3.200%, 08/15/2049	265,514	0.1
1,000,000	Duke Energy Corp., 2.650%, 09/01/2026	1,044,927	0.3
255,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	270,187	0.1
100,000	DXC Technology Co., 1.800%, 09/15/2026	98,562	0.0
95,000	DXC Technology Co., 2.375%, 09/15/2028	92,341	0.0
200,000 (1)	Ecolab, Inc., 2.750%, 08/18/2055	198,275	0.1
455,000 (1)	Element Solutions, Inc., 3.875%, 09/01/2028	455,150	0.1
286,000	Energy Transfer L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	302,702	0.1
134,000	Energy Transfer L.P., 4.250%, 04/01/2024	142,347	0.0
969,000	Energy Transfer L.P., 4.900%, 02/01/2024	1,036,619	0.3
500,000	Energy Transfer L.P., 5.400%, 10/01/2047	601,102	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
200,000	Entergy Corp., 2.800%, 06/15/2030	$204,968	0.1
200,000	Entergy Louisiana LLC, 2.900%, 03/15/2051	200,449	0.1
238,000	Equifax, Inc., 2.350%, 09/15/2031	233,644	0.1
151,000	Essential Utilities, Inc., 2.704%, 04/15/2030	154,512	0.0
162,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	173,258	0.0
97,000	Evergy Kansas Central, Inc., 4.125%, 03/01/2042	114,387	0.0
115,000	Eversource Energy, 1.400%, 08/15/2026	113,596	0.0
140,000	Extra Space Storage L.P., 2.350%, 03/15/2032	136,401	0.0
318,000	Exxon Mobil Corp., 2.610%, 10/15/2030	331,329	0.1
85,000	Exxon Mobil Corp., 2.995%, 08/16/2039	88,008	0.0
198,000	Exxon Mobil Corp., 3.452%, 04/15/2051	219,876	0.1
108,000	FedEx Corp., 4.050%, 02/15/2048	123,350	0.0
79,000	FedEx Corp., 5.250%, 05/15/2050	107,031	0.0
316,000	Fiserv, Inc., 3.200%, 07/01/2026	336,053	0.1
141,000	Florida Power & Light Co., 4.125%, 02/01/2042	171,157	0.0
200,000	FMC Corp., 3.200%, 10/01/2026	212,209	0.1
200,000	Ford Motor Credit Co. LLC, 4.000%, 11/13/2030	209,000	0.1
200,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	222,500	0.1
290,000	Freeport-McMoRan, Inc., 4.250%, 03/01/2030	306,313	0.1
205,000 (1)	GCI LLC, 4.750%, 10/15/2028	212,431	0.1
420,000	General Dynamics Corp., 3.500%, 04/01/2027	459,793	0.1
193,000	General Electric Co., 3.625%, 05/01/2030	216,339	0.1
91,000	General Electric Co., 6.750%, 03/15/2032	125,162	0.0
316,000	General Mills, Inc., 2.875%, 04/15/2030	331,071	0.1
382,000	General Motors Financial Co., Inc., 4.300%, 07/13/2025	415,698	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
430,000 (1)	Gray Television, Inc., 7.000%, 05/15/2027	$460,638	0.1
475,000 (1)	H&E Equipment Services, Inc., 3.875%, 12/15/2028	472,031	0.1
435,000 (1)	HAT Holdings I LLC / HAT Holdings II LLC, 3.375%, 06/15/2026	431,744	0.1
1,035,000	HCA, Inc., 4.125%, 06/15/2029	1,146,964	0.3
200,000	HCA, Inc., 5.250%, 04/15/2025	224,333	0.1
280,000	HCA, Inc., 5.250%, 06/15/2026	317,578	0.1
195,000	Healthpeak Properties, Inc., 3.000%, 01/15/2030	205,314	0.1
325,000	Hess Corp., 5.600%, 02/15/2041	410,041	0.1
500,000 (1)	Hess Midstream Operations L.P., 4.250%, 02/15/2030	500,625	0.1
250,000 (1)	Infor, Inc., 1.750%, 07/15/2025	252,067	0.1
470,000 (1)	Ingevity Corp., 3.875%, 11/01/2028	462,339	0.1
416,000	Intel Corp., 3.250%, 11/15/2049	439,566	0.1
79,000	Intel Corp., 4.750%, 03/25/2050	105,136	0.0
88,000	Intercontinental Exchange, Inc., 3.000%, 06/15/2050	87,620	0.0
250,000	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	277,923	0.1
426,000 (1)	J2 Global, Inc., 4.625%, 10/15/2030	446,768	0.1
333,000	Johnson & Johnson, 0.950%, 09/01/2027	322,770	0.1
150,000	Johnson & Johnson, 3.625%, 03/03/2037	174,215	0.0
162,000 (2)	JPMorgan Chase & Co., 1.470%, 09/22/2027	159,113	0.0
520,000 (2)	JPMorgan Chase & Co., 1.578%, 04/22/2027	515,216	0.1
71,000 (2)	JPMorgan Chase & Co., 1.953%, 02/04/2032	67,984	0.0
250,000 (2)	JPMorgan Chase & Co., 2.182%, 06/01/2028	251,664	0.1
53,000 (2)	JPMorgan Chase & Co., 2.580%, 04/22/2032	53,445	0.0
998,000	JPMorgan Chase & Co., 2.950%, 10/01/2026	1,056,565	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
155,000 (2)	JPMorgan Chase & Co., 3.157%, 04/22/2042	$161,969	0.0
1,250,000 (2)	JPMorgan Chase & Co., 3.782%, 02/01/2028	1,363,119	0.3
500,000	JPMorgan Chase & Co., 3.875%, 09/10/2024	537,720	0.1
129,000 (2)	JPMorgan Chase & Co., 3.964%, 11/15/2048	152,335	0.0
530,000 (2)	JPMorgan Chase & Co., 6.000%, 12/31/2199	554,314	0.1
227,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	245,005	0.1
99,000	Kinder Morgan, Inc., 3.600%, 02/15/2051	100,734	0.0
215,000	Kraft Heinz Foods Co., 4.625%, 10/01/2039	250,698	0.1
170,000	Kraft Heinz Foods Co., 6.875%, 01/26/2039	249,298	0.1
126,000	Kroger Co/The, 4.650%, 01/15/2048	158,564	0.0
500,000 (1)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	504,375	0.1
535,000 (1)	Lamb Weston Holdings, Inc., 4.375%, 01/31/2032	536,463	0.1
119,000	Life Storage L.P., 2.400%, 10/15/2031	117,582	0.0
200,000 (1)	Mars, Inc., 2.375%, 07/16/2040	193,591	0.1
70,000 (1)	Match Group Holdings II LLC, 4.125%, 08/01/2030	72,107	0.0
428,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	453,653	0.1
190,000	MGM Resorts International, 5.500%, 04/15/2027	204,963	0.1
120,000	Mid-America Apartments L.P., 2.875%, 09/15/2051	118,584	0.0
250,000	Mississippi Power Co., 4.250%, 03/15/2042	296,094	0.1
316,000	Mondelez International, Inc., 2.750%, 04/13/2030	329,387	0.1
250,000 (2)	Morgan Stanley, 0.560%, 11/10/2023	249,845	0.1
817,000 (2)	Morgan Stanley, 1.593%, 05/04/2027	809,632	0.2
261,000 (2)	Morgan Stanley, 2.239%, 07/21/2032	255,017	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
160,000 (2)	Morgan Stanley, 2.511%, 10/20/2032	$159,742	0.0
750,000	Morgan Stanley, 3.125%, 07/27/2026	797,146	0.2
900,000 (2)	Morgan Stanley, 3.622%, 04/01/2031	983,768	0.2
545,000	Morgan Stanley, 4.100%, 05/22/2023	572,943	0.1
500,000	Morgan Stanley, 4.875%, 11/01/2022	521,278	0.1
600,000	Mosaic Co/The, 3.250%, 11/15/2022	615,056	0.2
500,000 (1)	Mozart Debt Merger Sub Inc., 3.875%, 04/01/2029	498,125	0.1
398,000	MPLX L.P., 4.000%, 03/15/2028	438,025	0.1
460,000	MPT Operating Partnership L.P. / MPT Finance Corp., 3.500%, 03/15/2031	464,117	0.1
500,000	Mylan, Inc., 4.200%, 11/29/2023	529,595	0.1
200,000	Mylan, Inc., 5.200%, 04/15/2048	248,789	0.1
310,000	National Rural Utilities Cooperative Finance Corp., 3.900%, 11/01/2028	347,442	0.1
220,000	Navient Corp., 5.000%, 03/15/2027	224,645	0.1
188,000 (1)	Nestle Holdings, Inc., 1.500%, 09/14/2028	184,107	0.0
53,000	Newmont Corp., 3.700%, 03/15/2023	54,688	0.0
193,000	Northern States Power Co/MN, 3.600%, 09/15/2047	221,575	0.1
435,000 (1)	Novelis Corp., 4.750%, 01/30/2030	452,944	0.1
35,000 (1)	NRG Energy, Inc., 3.375%, 02/15/2029	34,169	0.0
185,000 (1)	NRG Energy, Inc., 3.625%, 02/15/2031	180,283	0.0
533,000	NVIDIA Corp., 1.550%, 06/15/2028	526,816	0.1
455,000 (1)	ON Semiconductor Corp., 3.875%, 09/01/2028	460,688	0.1
65,000	ONEOK, Inc., 3.100%, 03/15/2030	67,067	0.0
316,000	Oracle Corp., 2.800%, 04/01/2027	330,370	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
504,000	Oracle Corp., 2.950%, 05/15/2025	$530,694	0.1
145,000	Oracle Corp., 3.950%, 03/25/2051	157,573	0.0
48,000	O’Reilly Automotive, Inc., 3.600%, 09/01/2027	52,728	0.0
115,000	O’Reilly Automotive, Inc., 4.350%, 06/01/2028	131,463	0.0
500,000 (1)	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 4.125%, 04/30/2028	507,500	0.1
35,000	Pacific Gas and Electric Co., 4.250%, 03/15/2046	35,650	0.0
28,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	28,384	0.0
47,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	47,935	0.0
95,000 (2)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	101,502	0.0
200,000	PayPal Holdings, Inc., 2.850%, 10/01/2029	211,362	0.1
238,000	PECO Energy Co., 4.150%, 10/01/2044	292,502	0.1
61,000	PepsiCo, Inc., 2.625%, 10/21/2041	61,709	0.0
65,000	PepsiCo, Inc., 2.750%, 10/21/2051	67,134	0.0
84,000	Phillips 66, 3.850%, 04/09/2025	90,552	0.0
170,000 (1)	Pilgrim’s Pride Corp., 3.500%, 03/01/2032	170,638	0.0
310,000 (1)	Pilgrim’s Pride Corp., 4.250%, 04/15/2031	327,465	0.1
301,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.600%, 11/01/2024	318,631	0.1
210,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.800%, 09/15/2030	222,020	0.1
500,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.900%, 02/15/2045	556,411	0.1
281,000	PNC Financial Services Group, Inc./The, 3.450%, 04/23/2029	309,270	0.1
110,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	110,688	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
320,000 (1)	Post Holdings, Inc., 5.500%, 12/15/2029	$340,800	0.1
520,000 (1)	Prestige Brands, Inc., 3.750%, 04/01/2031	503,100	0.1
525,000 (1)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	520,969	0.1
65,000	Puget Sound Energy, Inc., 3.250%, 09/15/2049	68,922	0.0
95,000	Quanta Services, Inc., 2.350%, 01/15/2032	93,101	0.0
230,000 (1)	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 3.875%, 03/01/2031	227,486	0.1
285,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	351,463	0.1
71,000	Regeneron Pharmaceuticals, Inc., 1.750%, 09/15/2030	67,170	0.0
250,000	Regeneron Pharmaceuticals, Inc., 2.800%, 09/15/2050	235,943	0.1
150,000	RELX Capital, Inc., 3.000%, 05/22/2030	158,455	0.0
35,000	Rexford Industrial Realty L.P., 2.150%, 09/01/2031	33,520	0.0
295,000	Reynolds American, Inc., 5.850%, 08/15/2045	361,568	0.1
250,000	Reynolds American, Inc., 6.150%, 09/15/2043	313,459	0.1
230,000 (1)	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033	226,827	0.1
150,000	Roper Technologies, Inc., 1.750%, 02/15/2031	141,765	0.0
33,000	Ross Stores, Inc., 4.700%, 04/15/2027	37,496	0.0
291,000	salesforce.com, Inc., 1.950%, 07/15/2031	288,714	0.1
338,000	salesforce.com, Inc., 2.700%, 07/15/2041	340,251	0.1
500,000 (1)	Scotts Miracle-Gro Co/The, 4.000%, 04/01/2031	496,595	0.1
430,000 (1)	Seagate HDD Cayman, 3.375%, 07/15/2031	412,667	0.1
135,000 (1)	Sealed Air Corp., 1.573%, 10/15/2026	132,845	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
185,000 (1)	Sealed Air Corp., 4.000%, 12/01/2027	$193,567	0.1
114,000	Selective Insurance Group, Inc., 5.375%, 03/01/2049	152,275	0.0
470,000 (1)	Sensata Technologies, Inc., 3.750%, 02/15/2031	464,134	0.1
700,000	Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	745,254	0.2
455,000	Silgan Holdings, Inc., 4.125%, 02/01/2028	462,963	0.1
460,000 (1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	442,750	0.1
430,000 (1)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	464,400	0.1
385,000 (1)	Sonic Automotive, Inc., 4.875%, 11/15/2031	385,481	0.1
60,000	Southern California Edison Co., 3.650%, 02/01/2050	64,782	0.0
500,000 (1)	Southwestern Energy Co., 5.375%, 02/01/2029	528,125	0.1
365,000	Sprint Nextel Corp., 6.875%, 11/15/2028	461,977	0.1
220,000 (1)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	204,300	0.1
320,000 (1)	Standard Industries, Inc./ NJ, 4.375%, 07/15/2030	320,400	0.1
220,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	230,725	0.1
150,000	TEGNA, Inc., 4.625%, 03/15/2028	151,500	0.0
295,000	TEGNA, Inc., 5.000%, 09/15/2029	299,034	0.1
235,000 (1)(3)	Tempur Sealy International, Inc., 4.000%, 04/15/2029	239,047	0.1
500,000 (1)	Tenet Healthcare Corp., 4.250%, 06/01/2029	506,765	0.1
299,000	Time Warner Cable LLC, 5.875%, 11/15/2040	377,237	0.1
600,000	T-Mobile USA, Inc., 2.050%, 02/15/2028	595,265	0.2
385,000	T-Mobile USA, Inc., 3.000%, 02/15/2041	371,093	0.1
800,000	T-Mobile USA, Inc., 3.750%, 04/15/2027	868,320	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
79,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	$86,436	0.0
300,000	UDR, Inc., 2.100%, 08/01/2032	287,614	0.1
105,000	Unilever Capital Corp., 2.625%, 08/12/2051	105,309	0.0
220,000	United Rentals North America, Inc., 4.000%, 07/15/2030	224,739	0.1
215,000	United Rentals North America, Inc., 4.875%, 01/15/2028	227,212	0.1
713,000	UnitedHealth Group, Inc., 2.300%, 05/15/2031	721,205	0.2
122,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	127,293	0.0
235,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	236,624	0.1
114,779	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	120,246	0.0
25,332	US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/2026	25,534	0.0
300,000	Utah Acquisition Sub, Inc., 3.950%, 06/15/2026	326,355	0.1
465,000 (1)	Valvoline, Inc., 3.625%, 06/15/2031	453,956	0.1
95,000	Ventas Realty L.P., 2.500%, 09/01/2031	93,605	0.0
268,000 (1)	Verizon Communications, Inc., 2.355%, 03/15/2032	264,227	0.1
227,000	Verizon Communications, Inc., 3.400%, 03/22/2041	238,424	0.1
228,000	Verizon Communications, Inc., 3.550%, 03/22/2051	246,288	0.1
335,000	Verizon Communications, Inc., 3.700%, 03/22/2061	364,794	0.1
250,000	Verizon Communications, Inc., 4.125%, 03/16/2027	279,476	0.1
175,000	Verizon Communications, Inc., 4.125%, 08/15/2046	204,945	0.1
200,000	Verizon Communications, Inc., 4.812%, 03/15/2039	247,558	0.1
615,000	ViacomCBS, Inc., 3.700%, 08/15/2024	654,906	0.2
445,000 (1)	ViaSat, Inc., 5.625%, 04/15/2027	463,356	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
225,000	VMware, Inc., 1.400%, 08/15/2026	$221,746	0.1
100,000	VMware, Inc., 1.800%, 08/15/2028	97,530	0.0
350,000 (2)	Wells Fargo & Co., 2.406%, 10/30/2025	361,577	0.1
100,000	Wells Fargo & Co., 3.000%, 10/23/2026	105,656	0.0
143,000	Welltower, Inc., 4.125%, 03/15/2029	160,302	0.0
500,000	Western Midstream Operating L.P., 5.300%, 03/01/2048	583,205	0.1
495,000 (1)	Wolverine World Wide, Inc., 4.000%, 08/15/2029	489,337	0.1
450,000 (1)	Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028	465,435	0.1
173,000	XLIT Ltd., 5.500%, 03/31/2045	241,188	0.1
470,000 (1)	Zayo Group Holdings, Inc., 4.000%, 03/01/2027	457,075	0.1
		99,866,795	24.9
	Total Corporate Bonds/Notes (Cost $151,407,360)	154,631,184	38.5
COLLATERALIZED MORTGAGE OBLIGATIONS: 13.1%
	United States: 13.1%
314,178 (2)	Adjustable Rate Mortgage Trust 2006-2 1A1, 3.145%, 05/25/2036	307,556	0.1
110,371	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	75,075	0.0
166,226	Alternative Loan Trust 2007-23CB A3, 0.589%, (US0001M + 0.500)%, 09/25/2037	81,992	0.0
369,178	CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	262,626	0.1
335,998	CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	334,960	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
76,080	Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.589%, (US0001M + 0.500)%, 11/25/2035	$41,747	0.0
225,597 (1)(2)	CSMC Trust 2015-2 B3, 3.901%, 02/25/2045	226,954	0.1
164,048 (1)(2)	CSMC Trust 2015-3 B1, 3.890%, 03/25/2045	165,870	0.0
3,477,208 (4)	Fannie Mae 2005-18 SC, 4.561%, (-1.000*US0001M + 4.650)%, 03/25/2035	442,653	0.1
867,484 (4)	Fannie Mae 2008-41 S, 6.711%, (-1.000*US0001M + 6.800)%, 11/25/2036	219,396	0.1
2,557,669 (4)	Fannie Mae 2009-106 SA, 6.161%, (-1.000*US0001M + 6.250)%, 01/25/2040	493,208	0.1
291,031	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 3.739%, (US0001M + 3.650)%, 09/25/2029	301,472	0.1
439,619	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.089%, (US0001M + 3.000)%, 10/25/2029	453,324	0.1
357,369	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 2.589%, (US0001M + 2.500)%, 05/25/2030	363,837	0.1
329,327	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.089%, (US0001M + 2.000)%, 03/25/2031	332,223	0.1
243,833 (1)	Fannie Mae Connecticut Avenue Securities 2018-R07 1M2, 2.489%, (US0001M + 2.400)%, 04/25/2031	245,209	0.1
141,403 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.389%, (US0001M + 2.300)%, 08/25/2031	142,237	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
87,829 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 2.539%, (US0001M + 2.450)%, 07/25/2031	$88,381	0.0
164,559 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R06 2M2, 2.189%, (US0001M + 2.100)%, 09/25/2039	165,014	0.0
577,607 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.139%, (US0001M + 2.050)%, 01/25/2040	581,424	0.2
1,000,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 2M2, 3.739%, (US0001M + 3.650)%, 02/25/2040	1,048,919	0.3
112,243	Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/2033	127,331	0.0
107,404	Fannie Mae REMIC Trust 2005-74 DK, 23.643%, (-4.000*US0001M + 24.000)%, 07/25/2035	163,833	0.0
100,306	Fannie Mae REMIC Trust 2006-104 ES, 33.004%, (-5.000*US0001M + 33.450)%, 11/25/2036	194,583	0.1
1,300,071 (4)	Fannie Mae REMIC Trust 2007-36 SN, 6.681%, (-1.000*US0001M + 6.770)%, 04/25/2037	259,330	0.1
89,351	Fannie Mae REMIC Trust 2007-55 DS, 14.777%, (-2.500*US0001M + 15.000)%, 06/25/2037	109,198	0.0
713,931 (4)	Fannie Mae REMIC Trust 2008-53 FI, 6.011%, (-1.000*US0001M + 6.100)%, 07/25/2038	105,050	0.0
706,021 (4)	Fannie Mae REMIC Trust 2008-58 SM, 6.011%, (-1.000*US0001M + 6.100)%, 07/25/2038	121,687	0.0
147,528	Fannie Mae REMIC Trust 2009-66 SL, 15.559%, (-3.333*US0001M + 15.833)%, 09/25/2039	251,274	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
93,200	Fannie Mae REMIC Trust 2009-66 SW, 15.725%, (-3.333*US0001M + 16.000)%, 09/25/2039	$160,209	0.0
3,621,025 (4)	Fannie Mae REMIC Trust 2010-123 SL, 5.981%, (-1.000*US0001M + 6.070)%, 11/25/2040	598,876	0.2
3,524,805 (4)	Fannie Mae REMIC Trust 2011-55 SK, 6.471%, (-1.000*US0001M + 6.560)%, 06/25/2041	770,137	0.2
1,472,374 (4)	Fannie Mae REMIC Trust 2011-86 NS, 5.861%, (-1.000*US0001M + 5.950)%, 09/25/2041	250,553	0.1
209,167 (4)	Fannie Mae REMIC Trust 2012-10 US, 6.361%, (-1.000*US0001M + 6.450)%, 02/25/2042	37,387	0.0
1,202,980 (4)	Fannie Mae REMIC Trust 2012-24 HS, 6.461%, (-1.000*US0001M + 6.550)%, 09/25/2040	98,390	0.0
783,752 (4)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/2043	58,458	0.0
1,141,134	Fannie Mae REMICS 2013-126 ZA, 4.000%, 07/25/2032	1,149,416	0.3
18,361,147 (4)	Fannie Mae REMICS 2015-58 KI, 6.000%, 03/25/2037	3,782,670	0.9
15,541,804 (4)	Fannie Mae REMICS 2016-54 SL, 5.911%, (-1.000*US0001M + 6.000)%, 08/25/2046	3,257,066	0.8
615,895 (4)	Fannie Mae Series 2007-9 SE, 5.991%, (-1.000*US0001M + 6.080)%, 03/25/2037	105,411	0.0
900,946 (4)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	84,268	0.0
926,638 (1)(2)	Flagstar Mortgage Trust 2018-2 B2, 4.049%, 04/25/2048	925,952	0.2
191,827 (4)	Freddie Mac REMIC Trust 2303 SY, 8.610%, (-1.000*US0001M + 8.700)%, 04/15/2031	40,629	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
998,381 (4)	Freddie Mac REMIC Trust 2989 GU, 6.910%, (-1.000*US0001M + 7.000)%, 02/15/2033	$193,517	0.1
837,991 (4)	Freddie Mac REMIC Trust 3271 SB, 5.960%, (-1.000*US0001M + 6.050)%, 02/15/2037	142,909	0.0
3,007,111 (4)	Freddie Mac REMIC Trust 3424 HI, 5.810%, (-1.000*US0001M + 5.900)%, 04/15/2038	625,761	0.2
642,344 (4)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	84,803	0.0
3,602,450 (4)	Freddie Mac REMIC Trust 3856 KS, 6.460%, (-1.000*US0001M + 6.550)%, 05/15/2041	639,235	0.2
730,797 (4)	Freddie Mac REMIC Trust 3925 SD, 5.960%, (-1.000*US0001M + 6.050)%, 07/15/2040	46,159	0.0
472,871 (4)	Freddie Mac REMIC Trust 3946 SE, 6.560%, (-1.000*US0001M + 6.650)%, 02/15/2041	17,617	0.0
1,014,608 (4)	Freddie Mac REMIC Trust 4077 SM, 6.610%, (-1.000*US0001M + 6.700)%, 08/15/2040	36,214	0.0
770,944 (4)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/2041	69,668	0.0
1,243,760 (4)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/2039	184,289	0.1
1,868,800 (4)	Freddie Mac REMICS 3693 SC, 6.410%, (-1.000*US0001M + 6.500)%, 07/15/2040	399,363	0.1
1,780,918	Freddie Mac REMICS 3792 DS, 6.510%, (-1.000*US0001M + 6.600)%, 11/15/2040	97,908	0.0
1,570,174 (4)	Freddie Mac REMICS 4040 SW, 6.540%, (-1.000*US0001M + 6.630)%, 05/15/2032	313,784	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
1,916,574 (4)	Freddie Mac REMICS 4623 MS, 5.910%, (-1.000*US0001M + 6.000)%, 10/15/2046	$406,271	0.1
1,943,998	Freddie Mac REMICS 4800 MZ, 4.000%, 06/15/2048	2,050,959	0.5
1,657,481	Freddie Mac REMICS 4879 ZA, 4.000%, 05/15/2049	1,778,811	0.4
283,691 (1)	Freddie Mac STACR 2019-HQA3 M2, 1.939%, (US0001M + 1.850)%, 09/25/2049	285,147	0.1
314,144 (1)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 1.989%, (US0001M + 1.900)%, 01/25/2050	315,243	0.1
376,448 (1)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 3.189%, (US0001M + 3.100)%, 03/25/2050	380,864	0.1
146,578 (1)	Freddie Mac STACR REMIC Trust 2020-HQA3 M2, 3.689%, (US0001M + 3.600)%, 07/25/2050	147,674	0.0
700,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA3 M2, 2.149%, (SOFR30A + 2.100)%, 09/25/2041	701,060	0.2
325,317 (1)	Freddie Mac STACR Trust 2019-DNA3 M2, 2.139%, (US0001M + 2.050)%, 07/25/2049	328,389	0.1
248,469 (2)(4)	Freddie Mac Strips 351 103, 4.000%, 01/15/2031	28,719	0.0
632,503 (2)(4)	Freddie Mac Strips 351 200, 3.500%, 02/15/2046	68,568	0.0
4,844,013 (4)	Freddie Mac Strips 351 C14, 3.500%, 02/15/2031	508,797	0.1
9,637,433 (4)	Freddie Mac Strips 351 C22, 3.500%, 02/15/2046	1,717,427	0.4
8,032,214 (4)	Freddie Mac Strips 351 C23, 4.000%, 02/15/2046	1,542,390	0.4
1,983,122 (2)(4)	Freddie Mac Strips 351 C30, 2.500%, 02/15/2031	122,629	0.0
2,411,003 (2)(4)	Freddie Mac Strips 351 C31, 3.000%, 02/15/2031	190,104	0.1
1,545,062 (2)(4)	Freddie Mac Strips 351 C32, 3.500%, 02/15/2031	164,549	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
4,431,908 (2)(4)	Freddie Mac Strips 351 C33, 4.000%, 02/15/2046	$644,387	0.2
8,258,553 (2)(4)	Freddie Mac Strips 351 C34, 3.500%, 02/15/2046	1,124,884	0.3
104,864	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 3.989%, (US0001M + 3.900)%, 12/25/2027	105,766	0.0
1,115,104	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 3.889%, (US0001M + 3.800)%, 03/25/2029	1,154,133	0.3
539,716	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 2.739%, (US0001M + 2.650)%, 12/25/2029	551,825	0.1
18,977 (2)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.649%, 10/25/2046	19,114	0.0
741,725 (1)(2)	Galton Funding Mortgage Trust 2018-2 A51, 4.500%, 10/25/2058	755,089	0.2
215,608	Ginnie Mae Series 2007-8 SP, 21.771%, (-3.242*US0001M + 22.049)%, 03/20/2037	341,963	0.1
17,691,646 (4)	Ginnie Mae Series 2009-106 CM, 6.514%, (-1.000*US0001M + 6.600)%, 01/16/2034	2,158,841	0.5
1,320,968 (4)	Ginnie Mae Series 2010-116 NS, 6.564%, (-1.000*US0001M + 6.650)%, 09/16/2040	229,849	0.1
236,402 (4)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	18,500	0.0
1,524,264 (4)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	77,653	0.0
218,708 (4)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	5,636	0.0
1,151,017 (4)	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/2043	157,866	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
696,094 (4)	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/2028	$38,754	0.0
13,033,491 (4)	Ginnie Mae Series 2015-10 IX, 4.500%, 01/20/2045	2,280,850	0.6
1,555,830 (4)	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/2044	118,198	0.0
5,124,956 (4)	Ginnie Mae Series 2016-161 CI, 5.500%, 11/20/2046	1,011,467	0.3
9,047,320 (4)	Ginnie Mae Series 2019-89 QI, 4.000%, 04/20/2046	1,170,933	0.3
275,276	GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 0.509%, (US0001M + 0.210)%, 04/25/2036	272,472	0.1
30,719 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	30,843	0.0
40,611 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	41,034	0.0
933,530 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ3 A4, 2.500%, 08/25/2051	932,385	0.2
715,510 (1)(2)	JP Morgan Mortgage Trust 2019-8 A5, 3.500%, 03/25/2050	723,825	0.2
108,024 (1)(2)	JP Morgan Mortgage Trust 2019-INV3 A15, 3.500%, 05/25/2050	110,366	0.0
180,041 (1)(2)	JP Morgan Mortgage Trust 2019-INV3 A3, 3.500%, 05/25/2050	184,314	0.1
17,503 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	17,606	0.0
97,611 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 03/25/2050	98,439	0.0
120,928 (1)(2)	JP Morgan Mortgage Trust 2020-5 A15, 3.000%, 12/25/2050	122,478	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
375,001 (1)(2)	Morgan Stanley Residential Mortgage Loan Trust 2021-2 A9, 2.500%, 05/25/2051	$375,253	0.1
105,375 (1)(2)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	106,933	0.0
290,075 (1)(2)	OBX 2020-INV1 A21 Trust, 3.500%, 12/25/2049	293,582	0.1
1,033,179 (1)(2)	RCKT Mortgage Trust 2021-1 A1, 2.500%, 03/25/2051	1,043,535	0.3
119,266 (1)(2)	Sequoia Mortgage Trust 2014-3 B3, 3.999%, 10/25/2044	121,080	0.0
44,509 (1)(2)	Sequoia Mortgage Trust 2016-3 A11, 3.000%, 11/25/2046	44,608	0.0
51,499 (1)(2)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	52,089	0.0
300,000 (1)(2)	Sequoia Mortgage Trust 2020-4 A8, 2.500%, 11/25/2050	305,303	0.1
5,325 (2)(5)	Structured Asset Securities Corp. 2004-4XS 1A6, 4.550%, 02/25/2034	5,344	0.0
1,000,000 (1)(2)	Verus Securitization Trust 2021-1 M1, 1.968%, 01/25/2066	995,661	0.3
7,645,389 (2)(4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.802%, 08/25/2045	304,257	0.1
48,171 (2)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.958%, 10/25/2036	48,695	0.0
158,100 (2)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.833%, 08/25/2046	158,669	0.0
335,564 (2)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.985%, 12/25/2036	337,995	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
462,734	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	$444,977	0.1
97,491	Wells Fargo Alternative Loan 2007-PA2 2A1, 0.519%, (US0001M + 0.430)%, 06/25/2037	78,535	0.0
452,387 (1)(2)	Wells Fargo Mortgage Backed Securities 2021-1 A17 Trust, 2.500%, 12/25/2050	452,374	0.1
364,704 (1)(2)	WinWater Mortgage Loan Trust 2015-5 B4, 3.770%, 08/20/2045	363,406	0.1
	Total Collateralized Mortgage Obligations (Cost $50,938,094)	52,646,379	13.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.0%
	Federal Home Loan Mortgage Corporation: 0.2%(6)
622,410	3.500%,01/01/2048	667,014	0.2
80,935	4.000%,09/01/2045	88,278	0.0
73,177	4.000%,09/01/2045	80,119	0.0
110,019	4.000%,05/01/2046	119,648	0.0
		955,059	0.2
	Federal National Mortgage Association: 0.4%(6)
1,288,631	3.500%,03/01/2043	1,401,936	0.4

	Government National Mortgage Association: 3.0%
3,220,000 (7)	2.500%,11/15/2051	3,310,248	0.8
8,450,000 (7)	3.000%,11/15/2051	8,774,797	2.2
105,859	4.500%,08/20/2041	118,371	0.0
14,519	5.500%,03/20/2039	17,120	0.0
		12,220,536	3.0
	Uniform Mortgage-Backed Securities: 5.4%
10,039,000 (7)	2.000%,12/15/2051	10,018,804	2.5
59,907	2.500%,06/01/2030	62,636	0.0
42,653	2.500%,06/01/2030	44,610	0.0
26,310	2.500%,07/01/2030	27,552	0.0
6,439,000 (7)	2.500%,12/15/2051	6,598,089	1.7
149,554	3.500%,06/01/2034	159,994	0.0
2,700,000 (7)	3.500%,11/15/2051	2,853,562	0.7
71,122	4.000%,05/01/2045	77,844	0.0
1,248,210	4.000%,04/01/2049	1,356,957	0.3
170,602	4.500%,12/01/2040	190,793	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
95,039	4.500%,12/01/2040	$106,278	0.0
173,538	5.000%,05/01/2041	198,620	0.1
113,365	5.000%,06/01/2041	129,154	0.0
		21,824,893	5.4
	Total U.S. Government Agency Obligations (Cost $36,235,458)	36,402,424	9.0
SOVEREIGN BONDS: 15.3%
	Argentina: 0.1%
1,471,588 (5)	Argentine Republic Government International Bond, 0.500% (Step Rate @ 0.750% on 07/09/2023), 07/09/2030	505,638	0.1
172,561 (5)	Argentine Republic Government International Bond, 1.125% (Step Rate @ 1.500% on 07/09/2022), 07/09/2035	53,452	0.0
95,041	Argentine Republic Government International Bond, 1.000%, 07/09/2029	34,691	0.0
		593,781	0.1
	Australia: 0.1%
AUD 837,000 (1)	Queensland Treasury Corp., 1.750%, 07/20/2034	568,793	0.1

	Canada: 0.2%
CAD 1,100,000	Canadian Government Bond, 2.000%, 12/01/2051	885,004	0.2

	China: 5.8%
CNY 50,420,000	China Government Bond, 2.850%, 06/04/2027	7,859,132	2.0
CNY 21,430,000	China Government Bond, 3.130%, 11/21/2029	3,374,327	0.8
CNY 29,170,000	China Government Bond, 3.250%, 06/06/2026	4,647,761	1.2
CNY 34,570,000	China Government Bond, 3.250%, 11/22/2028	5,507,992	1.4
CNY 1,110,000	China Government Bond, 3.290%, 05/23/2029	177,355	0.0
CNY 9,950,000	China Government Bond, 4.080%, 10/22/2048	1,712,155	0.4
		23,278,722	5.8

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Colombia: 0.4%
600,000	Colombia Government International Bond, 3.000%, 01/30/2030	$566,829	0.1
200,000	Colombia Government International Bond, 5.200%, 05/15/2049	201,762	0.1
COP 2,551,900,000	Colombian TES, 7.750%, 09/18/2030	676,328	0.2
		1,444,919	0.4
	Croatia: 0.1%
EUR 300,000	Croatia Government International Bond, 1.125%, 06/19/2029	356,191	0.1

	Dominican Republic: 0.3%
600,000 (1)	Dominican Republic International Bond, 4.500%, 01/30/2030	609,006	0.2
200,000 (1)	Dominican Republic International Bond, 4.875%, 09/23/2032	203,502	0.1
200,000 (1)	Dominican Republic International Bond, 5.300%, 01/21/2041	198,502	0.0
		1,011,010	0.3
	Egypt: 0.5%
400,000 (1)(3)	Egypt Government International Bond, 5.875%, 02/16/2031	362,301	0.1
600,000	Egypt Government International Bond, 6.588%, 02/21/2028	590,364	0.1
325,000	Egypt Government International Bond, 7.500%, 01/31/2027	337,670	0.1
450,000 (1)	Egypt Government International Bond, 7.625%, 05/29/2032	436,383	0.1
200,000 (1)(3)	Egypt Government International Bond, 8.750%, 09/30/2051	188,869	0.1
		1,915,587	0.5
	Germany: 0.0%
EUR 9,700	Bundesobligation, -0.640%, 04/14/2023	11,318	0.0
EUR 30,000	Bundesrepublik Deutschland Bundesanleihe, -0.410%, 08/15/2026	35,366	0.0
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Germany (continued)
EUR 60,000	Bundesrepublik Deutschland Bundesanleihe, 0.500%, 02/15/2028	$72,975	0.0
EUR 40,000	Bundesrepublik Deutschland Bundesanleihe, 1.000%, 08/15/2025	48,842	0.0
		168,501	0.0
	Ghana: 0.1%
450,000 (1)	Ghana Government International Bond, 6.375%, 02/11/2027	404,504	0.1

	Indonesia: 0.3%
IDR 13,833,000,000	Indonesia Treasury Bond, 8.375%, 04/15/2039	1,102,588	0.3
200,000	Perusahaan Penerbit SBSN Indonesia III, 4.450%, 02/20/2029	228,662	0.0
		1,331,250	0.3
	Italy: 0.5%
EUR 641,000 (1)	Italy Buoni Poliennali Del Tesoro, 3.850%, 09/01/2049	1,066,503	0.3
EUR 641,000 (1)	Italy Buoni Poliennali Del Tesoro, 5.000%, 08/01/2034	1,056,873	0.2
		2,123,376	0.5
	Ivory Coast: 0.2%
EUR 200,000 (1)	Ivory Coast Government International Bond, 4.875%, 01/30/2032	226,737	0.1
409,167 (2)(5)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	411,174	0.1
		637,911	0.2
	Jordan: 0.1%
200,000 (1)	Jordan Government International Bond, 5.850%, 07/07/2030	207,010	0.1

	Kenya: 0.1%
250,000 (1)	Kenya Government International Bond, 7.000%, 05/22/2027	265,765	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Malaysia: 1.1%
MYR 18,342,000	Malaysia Government Bond, 3.828%, 07/05/2034	$4,293,946	1.1

	Mexico: 0.1%
200,000 (3)	Mexico Government International Bond, 3.250%, 04/16/2030	204,792	0.1
200,000	Mexico Government International Bond, 3.750%, 04/19/2071	179,842	0.0
2,000	Mexico Government International Bond, 4.000%, 10/02/2023	2,126	0.0
		386,760	0.1
	Morocco: 0.1%
200,000 (1)	Morocco Government International Bond, 2.375%, 12/15/2027	196,271	0.0
200,000 (1)	Morocco Government International Bond, 3.000%, 12/15/2032	190,338	0.0
200,000	Morocco Government International Bond, 4.250%, 12/11/2022	206,602	0.1
		593,211	0.1
	Nigeria: 0.0%
200,000	Nigeria Government International Bond, 7.875%, 02/16/2032	204,519	0.0

	Oman: 0.1%
200,000	Oman Government International Bond, 6.000%, 08/01/2029	214,884	0.0
200,000 (1)	Oman Government International Bond, 7.375%, 10/28/2032	231,463	0.1
		446,347	0.1
	Panama: 0.2%
200,000	Panama Government International Bond, 3.875%, 03/17/2028	217,339	0.1
315,000	Panama Government International Bond, 6.700%, 01/26/2036	421,566	0.1
		638,905	0.2
	Peru: 0.4%
PEN 4,000,000	Peru Government Bond, 6.350%, 08/12/2028	1,064,197	0.3
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Peru (continued)
200,000	Peruvian Government International Bond, 1.862%, 12/01/2032	$182,122	0.1
200,000	Peruvian Government International Bond, 2.780%, 12/01/2060	172,762	0.0
75,000	Peruvian Government International Bond, 5.625%, 11/18/2050	102,424	0.0
		1,521,505	0.4
	Portugal: 0.6%
EUR 1,664,000 (1)	Portugal Obrigacoes do Tesouro OT, 2.250%, 04/18/2034	2,284,032	0.6

	Romania: 0.5%
RON 5,510,000	Romania Government Bond, 3.250%, 04/29/2024	1,265,944	0.3
EUR 200,000 (1)	Romanian Government International Bond, 2.625%, 12/02/2040	212,041	0.1
480,000 (1)	Romanian Government International Bond, 3.000%, 02/14/2031	484,288	0.1
		1,962,273	0.5
	Russia: 0.3%
RUB 47,938,000	Russian Federal Bond - OFZ, 6.900%, 05/23/2029	631,827	0.2
200,000	Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	225,732	0.0
400,000 (1)	Russian Foreign Bond - Eurobond, 4.875%, 09/16/2023	429,640	0.1
		1,287,199	0.3
	Saudi Arabia: 0.2%
200,000 (1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	217,476	0.1
400,000 (1)	Saudi Government International Bond, 2.250%, 02/02/2033	386,679	0.1
200,000 (1)	Saudi Government International Bond, 3.450%, 02/02/2061	197,477	0.0
		801,632	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	South Africa: 0.3%
250,000	Republic of South Africa Government International Bond, 4.300%, 10/12/2028	$252,400	0.1
900,000	Republic of South Africa Government International Bond, 4.850%, 09/30/2029	924,651	0.2
		1,177,051	0.3
	Spain: 0.8%
EUR 1,284,000 (1)	Spain Government Bond, 1.450%, 04/30/2029	1,611,264	0.4
EUR 1,092,000 (1)	Spain Government Bond, 2.700%, 10/31/2048	1,690,590	0.4
		3,301,854	0.8
	Sri Lanka: 0.0%
200,000 (1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	128,000	0.0

	Thailand: 0.3%
THB 41,793,000	Thailand Government Bond, 2.875%, 12/17/2028	1,368,264	0.3

	Turkey: 0.4%
800,000	Turkey Government International Bond, 4.875%, 10/09/2026	760,625	0.2
200,000	Turkey Government International Bond, 5.600%, 11/14/2024	201,856	0.1
461,000	Turkey Government International Bond, 7.375%, 02/05/2025	487,613	0.1
		1,450,094	0.4
	Ukraine: 0.4%
250,000	Ukraine Government International Bond, 7.253%, 03/15/2033	255,228	0.1
525,000	Ukraine Government International Bond, 7.375%, 09/25/2032	541,390	0.1
800,000	Ukraine Government International Bond, 7.750%, 09/01/2025	865,156	0.2
		1,661,774	0.4
	United Kingdom: 0.7%
GBP 700,000	United Kingdom Gilt, 1.750%, 01/22/2049	1,093,521	0.3
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	United Kingdom (continued)
GBP 1,100,000	United Kingdom Gilt, 4.000%, 03/07/2022	$1,525,785	0.4
		2,619,306	0.7
	Uruguay: 0.0%
75,000	Uruguay Government International Bond, 4.375%, 10/27/2027	85,711	0.0
	Total Sovereign Bonds (Cost $60,355,161)	61,404,707	15.3
U.S. TREASURY OBLIGATIONS: 5.6%
	U.S. Treasury Bonds: 0.7%
3,600	1.625%,11/15/2050	3,341	0.0
453,000	1.750%,08/15/2041	436,225	0.1
2,173,400	2.375%,05/15/2051	2,389,381	0.6
		2,828,947	0.7
	U.S. Treasury Notes: 4.9%
3,565,000	0.125%,05/31/2023	3,551,561	0.9
1,622,800	0.250%,09/30/2023	1,616,334	0.4
771,000	0.250%,06/15/2024	762,176	0.2
1,837,000	0.875%,09/30/2026	1,810,378	0.4
219,700	1.125%,02/15/2031	211,942	0.1
1,027,800	1.250%,09/30/2028	1,013,748	0.3
1,730,500	1.250%,08/15/2031	1,681,830	0.4
6,883,000	0.375%,10/31/2023	6,867,137	1.7
2,089,000	1.375%,10/31/2028	2,077,249	0.5
		19,592,355	4.9
	Total U.S. Treasury Obligations (Cost $22,446,860)	22,421,302	5.6
ASSET-BACKED SECURITIES: 9.8%
	United States: 9.8%
1,650,000 (1)	AGL CLO 11 Ltd. 2021-11A AJ, 1.474%, (US0003M + 1.350)%, 04/15/2034	1,651,690	0.4
250,000 (1)	AIG CLO 2021-1A C, 1.878%, (US0003M + 1.750)%, 04/22/2034	250,147	0.1
1,550,000 (1)	Allegro CLO IV Ltd. 2016-1A CR2, 2.124%, (US0003M + 2.000)%, 01/15/2030	1,550,411	0.4
500,000 (1)	AMMC CLO 16 Ltd. 2015-16A CR2, 2.077%, (US0003M + 1.950)%, 04/14/2029	496,973	0.1
400,000 (1)	Apidos CLO XXIV 2016-24A BRR, 2.182%, (US0003M + 2.050)%, 10/20/2030	400,018	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States (continued)
300,000 (1)	Ares XXVIIIR CLO Ltd. 2018-28RA A2, 1.522%, (US0003M + 1.400)%, 10/17/2030	$300,134	0.1
750,000 (1)	Barings Clo Ltd. 2019-4A C, 2.924%, (US0003M + 2.800)%, 01/15/2033	750,851	0.2
1,190,000 (1)	BDS 2020-FL5 C Ltd., 2.215%, (SOFR30A + 2.050)%, 02/16/2037	1,190,227	0.3
100,000 (1)	BDS 2021-FL9 B Ltd., 1.800%, (US0001M + 1.700)%, 11/16/2038	100,000	0.0
510,000 (1)	Benefit Street Partners CLO X Ltd. 2016-10A BRR, 2.282%, (US0003M + 2.150)%, 04/20/2034	509,998	0.1
500,000 (1)	BlueMountain CLO 2013-2A CR, 2.078%, (US0003M + 1.950)%, 10/22/2030	497,187	0.1
250,000 (1)	BlueMountain CLO Ltd. 2021-28A C, 2.124%, (US0003M + 2.000)%, 04/15/2034	249,617	0.1
500,000 (1)	BlueMountain CLO XXXI Ltd. 2021-31A A2, 1.524%, (US0003M + 1.400)%, 04/19/2034	500,513	0.1
850,000 (1)	BlueMountain Fuji US Clo I Ltd. 2017-1A CR, 2.382%, (US0003M + 2.250)%, 07/20/2029	850,036	0.2
2,000,000 (1)	Carlyle Global Market Strategies CLO 2016-1 Ltd. 2016-1A A1R2, 1.272%, (US0003M + 1.140)%, 04/20/2034	2,001,768	0.5
300,000 (1)	Carlyle US Clo 2017-2A A2R Ltd., 1.732%, (US0003M + 1.600)%, 07/20/2031	300,048	0.1
700,000 (1)	Carlyle US Clo 2017-2A CR Ltd., 1.532%, (US0003M + 1.400)%, 07/20/2031	700,143	0.2
450,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A2R, 1.572%, (US0003M + 1.450)%, 10/17/2034	449,999	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States (continued)
750,000 (1)	CIFC Funding 2013-IA BR Ltd., 2.522%, (US0003M + 2.400)%, 07/16/2030	$751,270	0.2
865,000 (1)	CIFC Funding 2015-4A BR2 Ltd., 2.032%, (US0003M + 1.900)%, 04/20/2034	865,251	0.2
800,000 (1)	CIFC Funding 2020-2A AR Ltd., 1.308%, (US0003M + 1.170)%, 10/20/2034	800,498	0.2
397,288 (2)(5)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.857%, 03/25/2036	240,535	0.1
600,000 (1)	Clear Creek CLO 2015-1A CR, 2.082%, (US0003M + 1.950)%, 10/20/2030	600,053	0.2
1,000,000 (1)	Dryden 49 Senior Loan Fund 2017-49A CR, 2.172%, (US0003M + 2.050)%, 07/18/2030	1,001,253	0.3
500,000 (1)	Elmwood CLO IX Ltd. 2021-2A A, 1.269%, (US0003M + 1.130)%, 07/20/2034	500,427	0.1
1,000,000 (1)	Galaxy XV CLO Ltd. 2013-15A CRR, 1.974%, (US0003M + 1.850)%, 10/15/2030	1,000,153	0.3
600,000 (1)	Galaxy XXI CLO Ltd. 2015-21A CR, 1.882%, (US0003M + 1.750)%, 04/20/2031	594,535	0.1
250,000 (1)	Kayne CLO 10 Ltd. 2021-10A C, 1.944%, (US0003M + 1.750)%, 04/23/2034	249,173	0.1
400,000 (1)	LCM XXIV Ltd. 24A CR, 2.032%, (US0003M + 1.900)%, 03/20/2030	400,008	0.1
500,000 (1)	Madison Park Funding XXXI Ltd. 2018-31A C, 2.274%, (US0003M + 2.150)%, 01/23/2031	500,192	0.1
550,000 (1)	Marble Point CLO XIV Ltd. 2018-2A A1R, 1.412%, (US0003M + 1.280)%, 01/20/2032	551,062	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States (continued)
300,000 (1)(2)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	$310,637	0.1
300,000 (1)(2)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	312,030	0.1
1,100,000 (1)	Neuberger Berman Loan Advisers CLO 30 Ltd. 2018-30A CR, 1.882%, (US0003M + 1.750)%, 01/20/2031	1,100,022	0.3
600,000 (1)	Neuberger Berman Loan Advisers Clo 40 Ltd. 2021-40A C, 1.872%, (US0003M + 1.750)%, 04/16/2033	600,140	0.2
250,000 (1)	Oak Hill Credit Partners 2021-8A C, 2.022%, (US0003M + 1.900)%, 01/18/2034	250,060	0.1
750,000 (1)	Oaktree CLO Ltd. 2021-1A A1, 1.284%, (US0003M + 1.160)%, 07/15/2034	750,512	0.2
1,000,000 (1)	OCP CLO 2014-5 A BR Ltd., 1.925%, (US0003M + 1.800)%, 04/26/2031	996,005	0.2
450,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A BR, 2.082%, (US0003M + 1.950)%, 03/17/2030	449,780	0.1
900,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A BRR, 2.224%, (US0003M + 2.100)%, 07/15/2029	900,016	0.2
1,000,000 (1)	Octagon Investment Partners XXI Ltd. 2014-1A BR3, 1.875%, (US0003M + 1.750)%, 02/14/2031	998,165	0.2
1,000,000 (1)	OHA Credit Partners VII Ltd. 2012-7A CR3, 1.931%, (US0003M + 1.800)%, 02/20/2034	999,995	0.2
1,000,000 (1)	Palmer Square CLO 2015-1A BR4 Ltd., 1.981%, (US0003M + 1.850)%, 05/21/2034	1,000,616	0.3
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States (continued)
3,000,000 (1)	Palmer Square CLO Ltd. 2021-2A A, 1.274%, (US0003M + 1.150)%, 07/15/2034	$3,003,594	0.7
1,000,000 (1)	Recette Clo Ltd. 2015-1A CRR, 1.882%, (US0003M + 1.750)%, 04/20/2034	999,997	0.2
450,000 (1)	Riserva Clo Ltd. 2016-3A ARR, 1.182%, (US0003M + 1.060)%, 01/18/2034	449,335	0.1
650,000 (1)	Shackleton 2019-15A CR CLO Ltd., 2.274%, (US0003M + 2.150)%, 01/15/2032	648,844	0.2
900,000 (1)	Sound Point Clo XIV Ltd. 2016-3A CR, 2.174%, (US0003M + 2.050)%, 01/23/2029	899,415	0.2
1,000,000 (1)	Sound Point Clo XV Ltd. 2017-1A CR, 2.174%, (US0003M + 2.050)%, 01/23/2029	999,800	0.2
300,000 (1)	Symphony CLO XXVI Ltd. 2021-26A CR, 2.132%, (US0003M + 2.000)%, 04/20/2033	299,262	0.1
350,000 (1)	TCI-Flatiron Clo 2018-1A CR Ltd., 1.879%, (US0003M + 1.750)%, 01/29/2032	350,176	0.1
450,000 (1)	TCW CLO 2021-1A C Ltd., 2.032%, (US0003M + 1.900)%, 03/18/2034	450,131	0.1
500,000 (1)	THL Credit Wind River 2016-1A CR CLO Ltd., 2.224%, (US0003M + 2.100)%, 07/15/2028	500,233	0.1
600,000 (1)	Venture XXVII CLO Ltd. 2017-27A CR, 2.432%, (US0003M + 2.300)%, 07/20/2030	599,409	0.2
550,000 (1)	Wellman Park CLO Ltd. 2021-1A A, 1.224%, (US0003M + 1.100)%, 07/15/2034	550,188	0.1
	Total Asset-Backed Securities (Cost $39,132,367)	39,222,532	9.8

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 10.4%
	United States: 10.4%
7,565,423 (2)(4)	BANK 2017-BNK5 XA, 1.047%, 06/15/2060	$301,703	0.1
969,727 (2)(4)	BANK 2019-BNK16 XA, 0.957%, 02/15/2052	55,032	0.0
280,000 (1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	267,534	0.1
1,425,911 (2)(4)	Benchmark 2019-B9 XA Mortgage Trust, 1.040%, 03/15/2052	91,312	0.0
300,000 (1)	Benchmark 2020-B18 AGNE Mortgage Trust, 3.759%, 07/15/2053	303,660	0.1
1,316,000 (1)	Benchmark 2020-B18 AGNF Mortgage Trust, 4.139%, 07/15/2053	1,322,985	0.3
10,412,279 (2)(4)	Benchmark 2020-B21 xa Mortgage Trust, 1.457%, 12/17/2053	1,091,758	0.3
6,464,280 (2)(4)	Benchmark 2021-B23 XA Mortgage Trust, 1.278%, 02/15/2054	595,405	0.2
1,888,000 (1)	BX Commercial Mortgage Trust 2021-IRON E, 2.440%, (US0001M + 2.350)%, 02/15/2038	1,901,035	0.5
100,000 (1)(2)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	100,659	0.0
2,983,186 (2)(4)	CD 2016-CD1 Mortgage Trust XA, 1.390%, 08/10/2049	159,268	0.0
360,000 (1)(2)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.433%, 08/10/2049	294,445	0.1
8,581,000 (2)(4)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.839%, 08/10/2049	326,232	0.1
3,417,262 (2)(4)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.082%, 10/12/2050	154,211	0.0
15,437,640 (1)(2)(4)	COMM 2012-LTRT XA, 0.847%, 10/05/2030	54,251	0.0
200,000 (1)(2)	COMM 2013-CR10 E Mortgage Trust, 4.900%, 08/10/2046	197,334	0.1
300,000 (2)	COMM 2016-COR1 C, 4.358%, 10/10/2049	319,316	0.1
6,618,095 (2)(4)	COMM 2016-CR28 XA, 0.706%, 02/10/2049	153,170	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
150,000 (1)(2)	Credit Suisse Mortgage Capital Certificates 2020-NET C, 3.526%, 08/15/2037	$154,864	0.0
350,000 (1)	CSAIL 2020-C19 E Commercial Mortgage Trust, 2.500%, 03/15/2053	308,948	0.1
1,600,000 (1)	CSWF 2021-SOP2 D, 2.407%, (US0001M + 2.317)%, 06/15/2034	1,599,147	0.4
493,155 (1)(8)	DBUBS 2011-LC2A F Mortgage Trust, 3.732%, (US0001M + 3.650)%, 07/10/2044	399,456	0.1
1,470,000 (1)(2)	DBUBS 2017-BRBK F Mortgage Trust, 3.530%, 10/10/2034	1,457,637	0.4
910,000 (1)(2)	Del Amo Fashion Center Trust 2017-AMO C, 3.636%, 06/05/2035	823,122	0.2
530,000 (1)(2)	DBJPM 16-C3 Mortgage Trust, 3.484%, 08/10/2049	450,427	0.1
99,482 (1)	Extended Stay America Trust 2021-ESH F, 3.791%, (US0001M + 3.700)%, 07/15/2038	100,349	0.0
170,000 (1)(2)	Fontainebleau Miami Beach Trust 2019-FBLU F, 3.963%, 12/10/2036	170,271	0.0
3,536,130	Freddie Mac Multifamily 2021-ML08-X-US Certificates Sustainability Bonds, 1.846%, 07/25/2037	654,631	0.2
9,780,693 (2)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K118 X1, 0.961%, 09/25/2030	718,713	0.2
7,101,269 (2)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.883%, 11/25/2030	483,861	0.1
3,596,182 (2)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.334%, 07/25/2035	514,200	0.1
5,572,326 (2)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K-1518 X1, 0.872%, 10/25/2035	506,010	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
26,298,508 (2)(4)	Freddie Mac Multifamily Structured Pass Through CertificatesK151 X1, 0.395%, 04/25/2030	$686,933	0.2
4,000,000 (1)(9)	FREMF 2019-KG01 C Mortgage Trust, 0.000%, 05/25/2029	2,469,327	0.6
51,042,914 (1)(4)	FREMF 2019-KG01 X2A Mortgage Trust, 0.100%, 04/25/2029	224,487	0.1
5,680,000 (1)(4)	FREMF 2019-KG01 X2B Mortgage Trust, 0.100%, 05/25/2029	30,463	0.0
1,290,000 (1)(9)	FREMF 2013-K27 D Mortgage Trust, 0.000%, 01/25/2046	1,203,055	0.3
1,090,000 (1)(9)	FREMF 2014-K41 D Mortgage Trust, 0.000%, 11/25/2047	917,889	0.2
1,290,000 (1)(9)	FREMF 2015-K47 D Mortgage Trust, 0.000%, 06/25/2048	1,057,201	0.3
1,090,000 (1)(9)	FREMF 2017-K61 D Mortgage Trust, 0.000%, 12/25/2049	820,255	0.2
1,693,135 (1)(9)	FREMF 2017-K71 D Mortgage Trust, 0.000%, 11/25/2050	1,205,111	0.3
1,200,000 (1)(9)	FREMF 2017-K728 D Mortgage Trust, 0.000%, 11/25/2050	1,018,062	0.3
1,290,000 (1)(9)	FREMF 2019-K89 D Mortgage Trust, 0.000%, 01/25/2051	854,997	0.2
1,760,000 (1)(2)	GS Mortgage Securities Corp. Trust 2017-SLP E, 4.591%, 10/10/2032	1,752,757	0.4
220,000 (1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	129,448	0.0
4,160,918 (2)(4)	GS Mortgage Securities Trust 2013-GC16 XA, 1.012%, 11/10/2046	68,625	0.0
7,665,989 (2)(4)	GS Mortgage Securities Trust 2017-GS6 XA, 1.027%, 05/10/2050	391,300	0.1
600,000 (1)(2)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	605,011	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
460,000 (1)(2)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	$458,307	0.1
540,000 (1)(2)	GS Mortgage Securities Trust 2020-GC45 SWC, 3.219%, 12/13/2039	530,109	0.1
1,150,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Corp. 2018-AON D, 4.613%, 07/05/2031	1,193,386	0.3
200,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	193,409	0.0
2,120,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 E, 4.000%, 08/15/2046	1,737,743	0.4
3,556,211 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 0.972%, 06/15/2045	8,475	0.0
420,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	401,058	0.1
240,000 (1)(2)	LSTAR Commercial Mortgage Trust 2015-3 D, 3.166%, 04/20/2048	240,930	0.1
4,408,582 (1)(2)(4)	LSTAR Commercial Mortgage Trust 2017-5 X, 0.900%, 03/10/2050	103,393	0.0
436,000 (1)	MF1 Multifamily Housing Mortgage Loan Trust 2021-FL5 D, 2.665%, (SOFR30A + 2.500)%, 07/15/2036	435,730	0.1
900,000 (1)	MHC Commercial Mortgage Trust 2021-MHC F, 2.691%, (US0001M + 2.601)%, 04/15/2038	903,416	0.2
1,320,000 (1)(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 E, 4.601%, 11/15/2045	1,266,205	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
21,550,000 (1)(2)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.434%, 12/15/2047	$294,028	0.1
250,000 (1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	246,350	0.1
200,000 (1)(2)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.462%, 12/10/2045	177,700	0.0
340,000 (1)(2)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.462%, 12/10/2045	223,970	0.1
630,000 (1)(2)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.239%, 03/15/2045	514,877	0.1
330,000 (1)(2)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.969%, 06/15/2046	292,734	0.1
730,000 (2)	WFRBS Commercial Mortgage Trust 2014-LC14 C, 4.344%, 03/15/2047	760,811	0.2
5,179,425 (2)(4)	Wells Fargo Commercial Mortgage Trust 2020-C55 XA, 1.306%, 02/15/2053	452,476	0.1
1,360,000 (1)(2)	West Town Mall Trust 2017-KNOX E, 4.346%, 07/05/2030	1,319,459	0.3
4,572,374 (2)(4)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 0.948%, 03/15/2046	72,813	0.0
14,026,330 (2)(4)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.007%, 03/15/2047	241,251	0.1
300,000 (1)	WFRBS Commercial Mortgage Trust 2014-C21 D, 3.497%, 08/15/2047	268,781	0.1
	Total Commercial Mortgage-Backed Securities (Cost $42,324,050)	41,803,278	10.4

	Value	Percentage of Net Assets
PURCHASED OPTIONS(10): 0.0%
Total Purchased Options (Cost $154,216)	$16,131	0.0
Total Long-Term Investments (Cost $402,993,566)	408,547,937	101.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.3%
	Commercial Paper: 4.1%
3,000,000	American Honda Finance Corp., 0.150%, 11/22/2021	2,999,734	0.7
2,000,000	AT&T, Inc., 0.190%, 01/19/2022	1,999,157	0.5
4,575,000	Dominion Resources, Inc., 0.150%, 11/16/2021	4,574,691	1.1
4,000,000	Fiserv, Inc., 0.190%, 11/29/2021	3,999,411	1.0
3,000,000	Sherwin-Williams Co., 0.220%, 11/08/2021	2,999,853	0.8
	Total Commercial Paper (Cost $16,572,923)	16,572,846	4.1

	Repurchase Agreements: 0.8%
1,000,000 (11)	Bank of America Inc., Repurchase Agreement dated 10/29/21, 0.05%, due 11/01/21 (Repurchase Amount $1,000,004, collateralized by various U.S. Government Agency Obligations, 1.500%- 5.000%, Market Value plus accrued interest $1,020,000, due 09/01/28-01/01/59)	1,000,000	0.3
1,000,000 (11)	Deutsche Bank Securities Inc., Repurchase Agreement dated 10/29/21, 0.05%, due 11/01/21 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $1,020,000, due 11/04/21-08/15/51)	1,000,000	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
47,967 (11)	HSBC Securities USA, Repurchase Agreement dated 10/29/21, 0.04%, due 11/01/21 (Repurchase Amount $47,967, collateralized by various U.S. Government Securities, 0.000%-5.500%, Market Value plus accrued interest $48,926, due 11/30/22-05/15/48)	$47,967	0.0
1,000,000 (11)	RBC Dominion Securities Inc., Repurchase Agreement dated 10/29/21, 0.05%, due 11/01/21 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.000%, Market Value plus accrued interest $1,020,000, due 10/31/21-07/20/51)	1,000,000	0.2
	Total Repurchase Agreements
	(Cost $3,047,967)	3,047,967	0.8

Shares		Value	Percentage of Net Assets
Mutual Funds: 3.4%
13,727,000 (12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $13,727,000)	13,727,000	3.4
	Total Short-Term Investments (Cost $33,347,890)	33,347,813	8.3
	Total Investments in Securities (Cost $436,341,456)	$441,895,750	110.0
	Liabilities in Excess of Other Assets	(40,083,438)	(10.0)
	Net Assets	$401,812,312	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Variable rate security. Rate shown is the rate in effect as of October 31, 2021.

(3)
Security, or a portion of the security, is on loan.

(4)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(5)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of October 31, 2021.

(6)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(7)
Represents or includes a TBA transaction.

(8)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(9)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(10)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(11)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(12)
Rate shown is the 7-day yield as of October 31, 2021.

Currency Abbreviations:
AUD
Australian Dollar

CAD
Canadian Dollar

CNY
Chinese Yuan

COP
Colombian Peso

EUR
EU Euro

GBP
British Pound

IDR
Indonesian Rupiah

MYR
Malaysian Ringgit

PEN
Peruvian Nuevo Sol

RON
Romanian New Leu

RUB
Russian Ruble

THB
Thai Baht

Reference Rate Abbreviations:
SOFR30A
30-day Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Sector Diversification	Percentage of Net Assets
Sovereign Bonds	15.3%
Collateralized Mortgage Obligations	13.1
Financial	10.4
Commercial Mortgage-Backed Securities	10.4
Other Asset-Backed Securities	9.8
Consumer, Non-cyclical	6.6
U.S. Treasury Obligations	5.6
Uniform Mortgage-Backed Securities	5.4
Energy	5.1
Communications	4.1
U.S. Government Agency Obligations	3.6
Utilities	2.8
Sector Diversification	Percentage of Net Assets
Basic Materials	2.6
Consumer, Cyclical	2.5
Industrial	2.5
Technology	1.9
Asset-Backed Securities	0.0
Purchased Options	0.0
Short-Term Investments	8.3
Liabilities in Excess of Other Assets	(10.0)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2021
Asset Table
Investments, at fair value
Purchased Options	$—	$16,131	$—	$16,131
Corporate Bonds/Notes	—	154,631,184	—	154,631,184
Collateralized Mortgage Obligations	—	52,646,379	—	52,646,379
Asset-Backed Securities	—	39,222,532	—	39,222,532
U.S. Government Agency Obligations	—	36,402,424	—	36,402,424
Sovereign Bonds	—	61,404,707	—	61,404,707
Commercial Mortgage-Backed Securities	—	41,403,822	399,456	41,803,278
U.S. Treasury Obligations	—	22,421,302	—	22,421,302
Short-Term Investments	13,727,000	19,620,813	—	33,347,813
Total Investments, at fair value	$13,727,000	$427,769,294	$399,456	$441,895,750
Other Financial Instruments+
Centrally Cleared Swaps	—	1,274,182	—	1,274,182
Forward Foreign Currency Contracts	—	1,699,830	—	1,699,830
Futures	1,144,685	—	—	1,144,685
OTC Swaps	—	4,377	—	4,377
Total Assets	$14,871,685	$430,747,683	$399,456	$446,018,824
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(3,241,756)	$—	$(3,241,756)
Forward Foreign Currency Contracts	—	(1,503,335)	—	(1,503,335)
Futures	(1,839,408)	—	—	(1,839,408)
OTC Swaps	—	(65,620)	—	(65,620)
Written Options	—	(154,960)	—	(154,960)
Total Liabilities	$(1,839,408)	$(4,965,671)	$—	$(6,805,079)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

At October 31, 2021, the following forward foreign currency contracts were outstanding for Voya Global Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PEN 2,283,498	USD 555,541	Bank of America N.A.	11/05/21	$16,643
USD 3,926,421	AUD 5,321,609	Barclays Bank PLC	12/03/21	(77,245)
USD 3,140,088	MYR 13,138,758	Barclays Bank PLC	12/03/21	(23,870)
PHP 19,970	USD 389	Barclays Bank PLC	12/03/21	6
USD 760,315	COP 2,859,724,415	BNP Paribas	11/05/21	1,076
USD 9,554,939	AUD 12,706,142	BNP Paribas	12/03/21	(1,282)
USD 7,077,913	NZD 10,195,049	BNP Paribas	12/03/21	(224,720)
PLN 2,478,659	USD 630,834	BNP Paribas	12/03/21	(9,977)
HUF 53,585,311	USD 174,543	BNP Paribas	12/03/21	(2,647)
AUD 5,328,406	USD 4,009,755	BNP Paribas	12/03/21	(976)
USD 4,768,848	JPY 544,328,211	BNP Paribas	12/03/21	(8,084)
USD 316,884	RUB 23,287,755	BNP Paribas	12/03/21	(9,374)
SEK 70,142,243	USD 8,236,462	BNP Paribas	12/03/21	(66,866)
NZD 7,751,252	USD 5,560,748	BNP Paribas	12/03/21	(8,588)
AUD 23,724,227	USD 17,452,395	BNP Paribas	12/03/21	396,316
USD 4,289,032	AUD 5,714,405	BNP Paribas	12/03/21	(10,150)
USD 4,131,184	CHF 3,792,745	BNP Paribas	12/03/21	(14,572)
CAD 7,845,584	USD 6,333,741	BNP Paribas	12/03/21	5,539
USD 3,816,464	CHF 3,517,616	BNP Paribas	12/03/21	(28,555)
USD 8,271,669	CAD 10,225,723	BNP Paribas	12/03/21	9,222
CHF 7,299,104	USD 7,917,036	BNP Paribas	12/03/21	61,436
JPY 658,170,787	USD 5,762,005	BNP Paribas	12/03/21	13,990
EUR 2,488,859	USD 2,894,913	BNP Paribas	12/03/21	(16,015)
CHF 9,442,314	USD 10,292,352	BNP Paribas	12/03/21	28,810
USD 3,920,602	NZD 5,489,455	BNP Paribas	12/03/21	(11,450)
USD 6,056,211	JPY 687,444,972	BNP Paribas	12/03/21	23,311
USD 5,357,246	NZD 7,586,877	BNP Paribas	12/03/21	(77,174)
USD 7,212,857	JPY 819,639,460	BNP Paribas	12/03/21	19,840
USD 7,651,169	CHF 7,058,127	BNP Paribas	12/03/21	(63,896)
USD 6,146,250	AUD 8,287,544	BNP Paribas	12/03/21	(88,810)
SEK 33,686,770	USD 3,875,856	BNP Paribas	12/03/21	47,704
NZD 10,933,797	USD 7,743,535	BNP Paribas	12/03/21	88,257
NOK 26,189,189	USD 3,098,034	Brown Brothers Harriman & Co.	12/03/21	1,407
USD 8,611,891	NOK 72,037,012	Brown Brothers Harriman & Co.	12/03/21	86,446
EUR 10,434,329	USD 12,111,125	Brown Brothers Harriman & Co.	12/03/21	(41,587)
NOK 6,332,996	USD 759,911	Brown Brothers Harriman & Co.	12/03/21	(10,413)
NZD 2,492,829	USD 1,783,051	Brown Brothers Harriman & Co.	12/03/21	2,543
CHF 7,739,308	USD 8,494,093	Brown Brothers Harriman & Co.	12/03/21	(34,446)
USD 5,832,373	NOK 49,195,177	Brown Brothers Harriman & Co.	12/03/21	10,216
USD 8,438,195	CHF 7,737,741	Brown Brothers Harriman & Co.	12/03/21	(19,739)
SEK 36,646,295	USD 4,253,386	Brown Brothers Harriman & Co.	12/03/21	14,875
NOK 5,509,666	USD 651,916	Brown Brothers Harriman & Co.	12/03/21	3,742
CHF 811,833	USD 879,739	Brown Brothers Harriman & Co.	12/03/21	7,656
NOK 49,681,353	USD 5,894,873	Brown Brothers Harriman & Co.	12/03/21	(15,179)
SEK 29,697,672	USD 3,430,306	Brown Brothers Harriman & Co.	12/03/21	28,636
DKK 4,946,164	USD 769,364	Brown Brothers Harriman & Co.	12/03/21	(228)
HKD 547,037	USD 70,295	Brown Brothers Harriman & Co.	12/03/21	20
NZD 7,262,200	USD 5,196,032	Brown Brothers Harriman & Co.	12/03/21	20,130
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 7,739,546	SEK 66,357,247	Brown Brothers Harriman & Co.	12/03/21	10,796
USD 1,417,690	PEN 5,779,638	Citibank N.A.	11/05/21	(30,536)
EUR 8,308,800	USD 9,670,209	Citibank N.A.	12/03/21	(59,300)
USD 3,620,530	NZD 5,034,527	Citibank N.A.	12/03/21	4,421
USD 1,082,973	CAD 1,336,874	Citibank N.A.	12/03/21	2,771
USD 7,839,898	CAD 9,708,656	Citibank N.A.	12/03/21	(4,755)
IDR 4,978,638,523	USD 346,842	Citibank N.A.	12/03/21	2,006
USD 2,731,138	GBP 1,996,432	Citibank N.A.	12/03/21	(1,148)
KRW 5,640,722,848	USD 4,792,091	Citibank N.A.	12/03/21	5,919
TRY 342,815	USD 37,390	Credit Suisse International	12/03/21	(2,259)
USD 17,085	JPY 1,941,834	Deutsche Bank AG	12/03/21	44
BRL 467,160	USD 89,785	Goldman Sachs International	11/05/21	(7,060)
USD 819,407	RON 3,479,159	Goldman Sachs International	12/03/21	8,448
CLP 153,647,743	USD 199,760	HSBC Bank USA N.A.	11/05/21	(10,955)
ILS 1,073,195	USD 335,518	HSBC Bank USA N.A.	12/03/21	3,681
MXN 21,106,560	USD 1,048,857	JPMorgan Chase Bank N.A.	11/05/21	(24,149)
SGD 804,588	USD 594,382	JPMorgan Chase Bank N.A.	12/03/21	2,191
NOK 12,977,165	USD 1,521,702	Morgan Stanley Capital Services LLC	12/03/21	14,121
USD 4,202,319	JPY 478,576,879	Morgan Stanley Capital Services LLC	12/03/21	2,409
SEK 53,564,724	USD 6,221,723	Morgan Stanley Capital Services LLC	12/03/21	17,058
EUR 68,675,207	USD 79,485,372	Morgan Stanley Capital Services LLC	12/03/21	(47,770)
USD 10,937,822	EUR 9,413,582	Morgan Stanley Capital Services LLC	12/03/21	48,996
EUR 5,843,770	USD 6,783,332	Morgan Stanley Capital Services LLC	12/03/21	(23,758)
USD 10,822,193	JPY 1,236,566,885	Morgan Stanley Capital Services LLC	12/03/21	(29,708)
AUD 9,700,775	USD 7,199,786	Morgan Stanley Capital Services LLC	12/03/21	98,506
JPY 571,090,000	USD 5,000,000	Morgan Stanley Capital Services LLC	12/03/21	11,789
USD 7,637,144	SEK 65,760,973	Morgan Stanley Capital Services LLC	12/03/21	(22,157)
SEK 42,380,756	USD 4,909,328	Morgan Stanley Capital Services LLC	12/03/21	26,836
CHF 3,405,726	USD 3,677,633	Morgan Stanley Capital Services LLC	12/03/21	45,083
NZD 7,897,117	USD 5,556,814	Morgan Stanley Capital Services LLC	12/03/21	99,828
CZK 5,112,536	USD 234,534	Morgan Stanley Capital Services LLC	12/03/21	(4,631)
JPY 487,335,718	USD 4,277,722	Morgan Stanley Capital Services LLC	12/03/21	(2,134)
CNY 35,539,620	USD 5,475,616	Morgan Stanley Capital Services LLC	12/03/21	55,543
USD 1,084,269	CAD 1,338,403	Morgan Stanley Capital Services LLC	12/03/21	2,831
USD 12,991,436	JPY 1,474,843,267	Morgan Stanley Capital Services LLC	12/03/21	48,462
GBP 2,533,538	USD 3,483,792	Morgan Stanley Capital Services LLC	12/03/21	(16,430)
JPY 579,836,846	USD 5,097,016	Morgan Stanley Capital Services LLC	12/03/21	(8,467)
GBP 13,642,998	USD 18,579,247	Morgan Stanley Capital Services LLC	12/03/21	92,356
USD 3,291,760	SEK 28,798,150	Morgan Stanley Capital Services LLC	12/03/21	(62,414)
USD 926,929	NOK 7,810,242	Morgan Stanley Capital Services LLC	12/03/21	2,601
JPY 927,320,377	USD 8,114,253	Morgan Stanley Capital Services LLC	12/03/21	23,753
USD 6,253,946	SEK 53,827,018	Morgan Stanley Capital Services LLC	12/03/21	(15,385)
USD 1,120,353	AUD 1,500,853	Standard Chartered Bank	12/03/21	(8,800)
USD 579,099	THB 19,410,294	Standard Chartered Bank	12/03/21	(5,688)
USD 610,610	CAD 755,874	Standard Chartered Bank	12/03/21	(141)
EUR 885,527	USD 1,023,851	Standard Chartered Bank	12/03/21	4,576
USD 14,299	ZAR 217,395	Standard Chartered Bank	12/03/21	120
USD 1,493,691	CAD 1,849,435	Standard Chartered Bank	12/03/21	(1,420)
USD 1,042,420	GBP 753,609	Standard Chartered Bank	12/03/21	11,042
CAD 3,097,864	USD 2,505,860	Standard Chartered Bank	12/03/21	(2,767)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD 4,211,646	USD 3,404,463	Standard Chartered Bank	12/03/21	(1,427)
EUR 154,696	USD 179,433	Standard Chartered Bank	12/03/21	(494)
USD 1,539,769	EUR 1,325,317	Standard Chartered Bank	12/03/21	6,755
AUD 1,661,975	USD 1,239,537	State Street Bank and Trust Co.	12/03/21	10,835
USD 1,078,593	GBP 789,804	State Street Bank and Trust Co.	12/03/21	(2,321)
USD 2,011,406	GBP 1,465,268	State Street Bank and Trust Co.	12/03/21	6,062
USD 990,375	GBP 718,220	State Street Bank and Trust Co.	12/03/21	7,430
USD 13,668,505	EUR 11,758,715	State Street Bank and Trust Co.	12/03/21	67,031
JPY 1,063,113,175	USD 9,357,034	State Street Bank and Trust Co.	12/03/21	(27,334)
CAD 11,772,495	USD 9,461,535	State Street Bank and Trust Co.	12/03/21	50,713
JPY 476,183,447	USD 4,170,246	State Street Bank and Trust Co.	12/03/21	8,659
EUR 1,737,413	USD 2,031,076	State Street Bank and Trust Co.	12/03/21	(21,385)
USD 697,349	GBP 505,491	State Street Bank and Trust Co.	12/03/21	5,542
USD 691,361	GBP 503,123	State Street Bank and Trust Co.	12/03/21	2,795
JPY 5,678,792,695	USD 50,028,818	State Street Bank and Trust Co.	12/03/21	(192,699)
				$196,495

At October 31, 2021, the following futures contracts were outstanding for Voya Global Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australia 10-Year Bond	29	12/15/21	$2,941,806	$(189,824)
Australia 3-Year Bond	27	12/15/21	2,304,614	(62,569)
Canada 10-Year Bond	72	12/20/21	8,200,065	(188,311)
Euro-Bobl 5-Year	186	12/08/21	28,760,603	(335,466)
Euro-Bund	21	12/08/21	4,081,290	(16,126)
Euro-Buxl® 30-year German Government Bond	47	12/08/21	11,354,326	25,003
Euro-OAT	60	12/08/21	11,375,065	(356,248)
Euro-Schatz	150	12/08/21	19,413,907	(51,897)
Japan 10-Year Bond (TSE)	12	12/13/21	15,931,915	(48,270)
Long Gilt	74	12/28/21	12,650,992	(334,690)
Long-Term Euro-BTP	36	12/08/21	6,170,002	(256,007)
U.S. Treasury Long Bond	4	12/21/21	643,375	6,369
			$123,827,960	$(1,808,036)
Short Contracts:
U.S. Treasury 10-Year Note	(161)	12/21/21	(21,043,203)	271,332
U.S. Treasury 2-Year Note	(20)	12/31/21	(4,385,000)	13,339
U.S. Treasury 5-Year Note	(215)	12/31/21	(26,176,250)	351,517
U.S. Treasury Ultra 10-Year Note	(305)	12/21/21	(44,234,531)	477,125
			$(95,838,984)	$1,113,313
At October 31, 2021, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month EUR-EURIBOR	Semi-Annual	0.181%	Annual	11/02/31	EUR3,487,000	$—	$—
Pay	6-month EUR-EURIBOR	Semi-Annual	0.161	Annual	11/05/31	EUR572,000	(7,948)	(7,948)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month EUR-EURIBOR	Semi-Annual	0.204	Annual	11/05/31	EUR2,860,600	(25,642)	(25,642)
Pay	6-month EUR-EURIBOR	Semi-Annual	0.205	Annual	11/05/31	EUR1,133,853	(10,032)	(10,032)
Pay	6-month GBP-LIBOR	Semi-Annual	0.490	Semi-Annual	04/02/23	GBP3,000,000	(29,498)	(29,498)
Pay	6-month GBP-LIBOR	Semi-Annual	0.507	Semi-Annual	04/09/23	GBP3,000,000	(30,567)	(30,567)
Pay	6-month GBP-LIBOR	Semi-Annual	0.566	Semi-Annual	03/30/45	GBP3,250,000	(516,488)	(516,488)
Pay	6-month GBP-LIBOR	Semi-Annual	1.483	Semi-Annual	04/29/49	GBP250,000	33,293	33,293
Pay	6-month GBP-LIBOR	Semi-Annual	0.687	Semi-Annual	02/01/51	GBP500,000	(65,756)	(65,756)
Pay	6-month GBP-LIBOR	Semi-Annual	1.083	Semi-Annual	02/22/51	GBP500,000	4,190	4,190
Pay	6-month JPY-LIBOR	Semi-Annual	0.147	Semi-Annual	12/07/35	JPY120,000,000	(13,560)	(13,560)
Pay	6-month JPY-LIBOR	Semi-Annual	0.583	Semi-Annual	02/13/44	JPY80,000,000	24,523	24,523
Pay	6-month JPY-LIBOR	Semi-Annual	0.375	Semi-Annual	01/13/46	JPY140,000,000	(22,963)	(22,963)
Pay	6-month JPY-LIBOR	Semi-Annual	0.296	Semi-Annual	07/20/50	JPY140,000,000	(74,335)	(74,336)
Pay	6-month JPY-LIBOR	Semi-Annual	0.505	Semi-Annual	02/12/51	JPY134,200,000	(5,685)	(5,685)
Pay	6-month JPY-LIBOR	Semi-Annual	0.532	Semi-Annual	03/25/51	JPY50,000,000	946	946
Pay	3-month NZD-BBR-FRA	Quarterly	1.318	Semi-Annual	12/31/22	NZD71,587,000	(304,926)	(304,926)
Pay	3-month USD-LIBOR	Quarterly	1.222	Semi-Annual	11/05/26	USD786,000	—	—
Pay	3-month USD-LIBOR	Quarterly	1.232	Semi-Annual	11/05/26	USD1,333,000	82	82
Pay	1-month USD-LIBOR	Monthly	2.726	Monthly	12/27/28	USD833,000	82,487	82,487
Pay	1-month USD-LIBOR	Monthly	2.466	Monthly	01/07/29	USD616,000	49,982	49,982
Pay	3-month USD-LIBOR	Quarterly	1.997	Semi-Annual	06/25/29	USD850,000	34,447	34,447
Pay	1-month USD-LIBOR	Monthly	1.493	Monthly	03/17/31	USD3,000,000	22,349	22,349
Pay	3-month USD-LIBOR	Quarterly	1.559	Semi-Annual	11/05/31	USD568,500	—	—
Pay	3-month USD-LIBOR	Quarterly	1.572	Semi-Annual	11/05/31	USD2,923,900	2,318	2,318
Pay	3-month USD-LIBOR	Quarterly	1.647	Semi-Annual	11/05/31	USD312,000	2,471	2,471
Pay	3-month USD-LIBOR	Quarterly	1.669	Semi-Annual	11/05/31	USD852,600	8,451	8,451
Pay	1-month USD-LIBOR	Monthly	2.400	Monthly	10/27/32	USD3,090,000	296,876	296,876
Pay	1-month USD-LIBOR	Monthly	1.756	Monthly	03/17/36	USD4,000,000	108,518	108,518
Pay	1-month USD-LIBOR	Monthly	2.488	Monthly	10/27/47	USD1,600,000	306,059	306,059
Receive	6-month EUR-EURIBOR	Semi-Annual	0.164	Annual	11/02/31	EUR176,800	2,378	2,378
Receive	6-month EUR-EURIBOR	Semi-Annual	0.289	Annual	11/02/31	EUR3,432,700	—	—
Receive	6-month EUR-EURIBOR	Semi-Annual	0.197	Annual	11/05/31	EUR2,837,000	27,537	27,537
Receive	6-month EUR-EURIBOR	Semi-Annual	0.233	Annual	11/05/31	EUR1,144,200	6,433	6,433
Receive	6-month EUR-EURIBOR	Semi-Annual	0.242	Annual	11/05/31	EUR769,800	3,471	3,471
Receive	6-month EUR-EURIBOR	Semi-Annual	0.244	Annual	11/05/31	EUR1,560,300	6,727	6,727
Receive	6-month EUR-EURIBOR	Semi-Annual	0.271	Annual	11/05/31	EUR468,100	524	524
Receive	6-month EUR-EURIBOR	Semi-Annual	0.273	Annual	11/05/31	EUR468,100	416	416
Receive	6-month EUR-EURIBOR	Semi-Annual	0.286	Annual	11/05/31	EUR1,248,000	(672)	(672)
Receive	6-month EUR-EURIBOR	Semi-Annual	0.309	Annual	11/05/31	EUR709,000	(2,296)	(2,296)
Receive	6-month GBP-LIBOR	Semi-Annual	0.195	Semi-Annual	02/22/23	GBP900,000	12,299	12,299
Receive	6-month GBP-LIBOR	Semi-Annual	0.363	Semi-Annual	02/01/28	GBP1,300,000	95,886	95,885
Receive	6-month GBP-LIBOR	Semi-Annual	0.496	Semi-Annual	02/01/31	GBP400,000	35,392	35,392
Receive	6-month GBP-LIBOR	Semi-Annual	0.581	Semi-Annual	04/02/50	GBP500,000	83,503	83,503
Receive	6-month JPY-LIBOR	Semi-Annual	0.491	Semi-Annual	04/16/46	JPY75,000,000	(5,144)	(5,144)
Receive	1-month USD-LIBOR	Monthly	1.983	Monthly	10/27/22	USD18,400,000	(313,294)	(313,295)
Receive	3-month USD-LIBOR	Quarterly	1.664	Semi-Annual	12/18/22	USD12,000,000	(177,933)	(177,933)
Receive	1-month USD-LIBOR	Monthly	1.522	Monthly	10/30/24	USD9,000,000	(174,895)	(174,895)
Receive	1-month USD-LIBOR	Monthly	2.514	Monthly	01/24/25	USD2,130,000	(109,354)	(109,354)
Receive	1-month USD-LIBOR	Monthly	2.728	Monthly	03/01/25	USD2,360,000	(140,611)	(140,611)
Receive	1-month USD-LIBOR	Monthly	2.843	Monthly	04/30/25	USD2,600,000	(170,460)	(170,460)
Receive	1-month USD-LIBOR	Monthly	3.053	Monthly	10/18/25	USD1,140,000	(91,067)	(91,067)
Receive	1-month USD-LIBOR	Monthly	2.210	Monthly	10/27/26	USD3,420,000	(183,255)	(183,255)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	3-month USD-LIBOR	Quarterly	1.208	Semi-Annual	11/05/26	USD3,745,000	4,178	4,178
Receive	3-month USD-LIBOR	Quarterly	1.242	Semi-Annual	11/05/26	USD486,000	(264)	(264)
Receive	3-month USD-LIBOR	Quarterly	1.243	Semi-Annual	11/05/26	USD1,030,000	(628)	(628)
Receive	3-month USD-LIBOR	Quarterly	1.298	Semi-Annual	11/05/26	USD2,465,000	(8,161)	(8,161)
Receive	1-month USD-LIBOR	Monthly	2.681	Monthly	02/02/28	USD1,970,000	(173,959)	(173,959)
Receive	1-month USD-LIBOR	Monthly	1.115	Monthly	03/01/28	USD2,500,000	18,652	18,447
Receive	1-month USD-LIBOR	Monthly	3.099	Monthly	10/18/28	USD1,600,000	(196,098)	(196,098)
Receive	3-month USD-LIBOR	Quarterly	1.698	Semi-Annual	11/05/31	USD1,462,000	(18,598)	(18,598)
Receive	1-month USD-LIBOR	Monthly	2.390	Monthly	12/11/32	USD1,270,000	(121,483)	(121,483)
Receive	1-month USD-LIBOR	Monthly	3.148	Monthly	10/18/33	USD530,000	(97,663)	(97,663)
Receive	1-month USD-LIBOR	Monthly	2.940	Monthly	08/03/48	USD500,000	(148,519)	(148,519)
							$(1,967,366)	$(1,967,574)

At October 31, 2021, the following OTC total return swaps were outstanding for Voya Global Bond Fund:
Pay/Receive Total Return(1)	Reference Entity	Reference Entity Payment Frequency	(Pay)/ Receive Financing Rate	Floating Rate Payment Frequency	Counterparty	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	Japanese Government 20-year Issue	At Maturity	(0.06)%	At Maturity	BNP Paribas	12/09/21	JPY 462,000,000	$(22,163)	$—	$(22,163)
Receive	Japanese Government 5-year Issue	At Maturity	(0.08)%	At Maturity	BNP Paribas	12/16/21	JPY2,350,000,000	(13,060)	—	(13,060)
Receive	Japanese Government 20-year Issue	At Maturity	(0.01)%	At Maturity	Citibank N.A.	01/14/22	JPY 430,000,000	4,377	—	4,377
Receive	Japanese Government 30-year Issue	At Maturity	(0.06)%	At Maturity	Nomura Global Financial Products Inc.	11/19/21	JPY 350,000,000	(30,397)	—	(30,397)
								$(61,243)	$—	$(61,243)
At October 31, 2021, the following OTC purchased credit default swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Reference Entity(2)	Exercise Rate	(Pay)/ Receive Exercise Rate	Strike Price	Expiration Date	Notional Amount	Cost	Fair Value
Put on 5-Year Credit Default Swap	JPMorgan Chase Bank N.A.	CDX North American High Yield Index, Series 36, Version 1	5.000%	Pay	107.000%	11/17/21	USD13,455,000	$154,216	$16,131
								$154,216	$16,131
At October 31, 2021, the following OTC written interest rate swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Pay/Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(3)	Morgan Stanley Capital Services LLC	Pay	0.162%	6-month EUR-EURIBOR	11/03/21	EUR3,487,000	$20,162	$(599)
Call on 10-Year Interest Rate Swap(4)	Citibank N.A.	Pay	1.653%	3-month USD-LIBOR	11/03/21	USD5,361,000	28,413	(48,927)
Call on 5-Year Interest Rate Swap(4)	Goldman Sachs International	Pay	1.139%	3-month USD-LIBOR	11/03/21	USD10,235,000	26,611	(3,436)
Put on 10-Year Interest Rate Swap(5)	Morgan Stanley Capital Services LLC	Receive	0.162%	6-month EUR-EURIBOR	11/03/21	EUR3,487,000	20,162	(48,727)
Put on 10-Year Interest Rate Swap(6)	Citibank N.A.	Receive	1.653%	3-month USD-LIBOR	11/03/21	USD5,361,000	28,413	(3,633)
Put on 5-Year Interest Rate Swap(6)	Goldman Sachs International	Receive	1.139%	3-month USD-LIBOR	11/03/21	USD10,235,000	26,611	(49,638)
							$150,372	$(154,960)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

(1)
The Fund will pay or receive the total return of the reference entity depending on whether the return is positive or negative. Where the Fund has elected to receive the total return of the reference entity if positive, it will be responsible for paying the floating rate and the total return of the reference entity, if negative. If the Fund has elected to pay the total return of the reference entity if positive, it will receive the floating rate and the total return of the reference entity, if negative.

(2)
Payments received quarterly.

(3)
Fund pays the exercise rate annually and receives the floating rate index semi-annually.

(4)
Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.

(5)
Fund receives the exercise rate annually and pays the floating rate index semi-annually.

(6)
Fund receives the exercise rate semi-annually and pays the floating rate index quarterly.

Currency Abbreviations
AUD  –  Australian Dollar
BRL  –  Brazilian Real
CAD  –  Canadian Dollar
CHF  –  Swiss Franc
CLP  –  Chilean Peso
COP  –  Colombian Peso
CNY  –  Chinese Yuan
CZK  –  Czech Koruna
DKK  –  Danish Krone
EUR  –  EU Euro
GBP  –  British Pound
HKD  –  Hong Kong Sar Dollar
HUF  –  Hungarian Forint
IDR  –  Indonesian Rupiah
ILS  –  Israeli New Shekel
JPY  –  Japanese Yen
KRW  –  South Korean Won
MXN  –  Mexican Peso
MYR  –  Malaysian Ringgit
NOK  –  Norwegian Krone
NZD  –  New Zealand Dollar
PEN  –  Peruvian Nuevo Sol
PHP  –  Philippine Peso
PLN  –  Polish Zloty
RON  –  Romanian New Leu
RUB  –  Russian Ruble
SEK  –  Swedish Krona
SGD  –  Singapore Dollar
THB  –  Thai Baht
TRY  –  Turkish Lira
USD  –  United States Dollar
ZAR  –  South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2021 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit Contracts	Investments in securities at value*	$16,131
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,699,830
Interest rate contracts	Variation margin receivable on futures contracts**	1,144,685
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	1,274,182
Interest rate contracts	Unrealized appreciation on OTC swap agreements	4,377
Total Asset Derivatives		$4,139,205
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,503,335
Interest rate contracts	Unrealized depreciation on OTC swap agreements	65,620
Interest rate contracts	Variation margin payable on futures contracts**	1,839,408
Interest rate contracts	Variation margin payable on centrally cleared swaps**	3,241,756
Interest rate contracts	Written options, at fair value	154,960
Total Liability Derivatives		$6,805,079
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(140,188)	$—	$—	$(8,727)	$—	$(148,915)
Foreign exchange contracts	(353,362)	(6,282,851)	—		159,836	(6,476,377)
Interest rate contracts	237,913	—	797,870	(4,726,154)	3,372,211	(318,160)
Total	$(255,637)	$(6,282,851)	$797,870	$(4,734,881)	$3,532,047	$(6,943,452)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(138,085)	$—	$—	$(107,778)	$—	$(245,863)
Foreign exchange contracts	(2,928)	(483,974)	—	—	(1,224)	(488,126)
Interest rate contracts	—	—	(2,145,384)	722,753	(4,588)	(1,427,219)
Total	$(141,013)	$(483,974)	$(2,145,384)	$614,975	$(5,812)	$(2,161,208)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2021:
	Bank of America N.A	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HBSC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Nomura Global Financial Products Inc.	Standard Chartered Bank	State Street Bank and Trust Co.	Totals
Assets:
Purchased options	$—	$—	$—	$—	$—	$—	$—	$—	$16,131	$—	$—	$—	$—	$16,131
Forward foreign currency contracts	16,649	695,501	186,467	15,117	—	44	8,448	3,681	2,191	590,172	—	22,493	159,067	1,699,830
Total return swaps	—	—	—	4,377	—	—	—	—	—	—	—	—	—	4,377
Total Assets	$16,649	$695,501	$186,467	$19,494	$—	$44	$8,448	$3,681	$18,322	$590,172	$—	$22,493	$159,067	$1,720,338
Liabilities:
Forward foreign currency contracts	$101,115	$643,136	$121,592	$95,739	$2,259	$—	$7,060	$10,955	$24,149	$232,854	$—	$20,737	$243,739	$1,503,335
Total return swaps	—	35,223	—	—	—	—	—	—	—	—	30,397	—	—	65,620
Written options	—	—	—	52,560	—	—	53,074	—	—	49,326	—	—	—	154,960
Total Liabilities	$101,115	$678,359	$121,592	$148,299	$2,259	$—	$60,134	$10,955	$24,149	$282,180	$30,397	$20,737	$243,739	$1,723,915
Net OTC derivative instruments by counterparty, at fair value	$(84,466)	$17,142	$64,875	$(128,805)	$(2,259)	$44	$(51,686)	$(7,274)	$(5,827)	$307,992	$(30,397)	$1,756	$(84,672)	$(3,577)
Total cash collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(307,992)	$—	$—	$—	$(307,992)
Net Exposure(1)(2)	$(84,466)	$17,142	$64,875	$(128,805)	$(2,259)	$44	$(51,686)	$(7,274)	$(5,827)	$—	$(30,397)	$1,756	$(84,672)	$(311,569)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2021 (continued)

(2)
At October 31, 2021, the Fund had received $1,260,000 in cash collateral from Morgan Stanley Capital Services LLC. Excess cash collateral is not shown for financial reporting purposes.

At October 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $438,567,966.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$13,431,241
Gross Unrealized Depreciation	(12,211,135)
Net Unrealized Appreciation	$1,220,106
See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Australia: 2.4%
15,400	ASX Ltd.	$968,469	0.3
216,920	Aurizon Holdings Ltd.	553,027	0.2
51,242	BHP Group Ltd.	1,407,459	0.5
125,091	Brambles Ltd.	949,024	0.3
43,465	Goodman Group	719,643	0.2
285,310	Medibank Pvt Ltd.	717,019	0.2
21,473	Rio Tinto Ltd.	1,471,169	0.5
159,691	Telstra Corp., Ltd.	461,582	0.2
		7,247,392	2.4
	Canada: 4.5%
18,738	Bank of Nova Scotia	1,228,508	0.4
29,608	BCE, Inc.	1,524,180	0.5
17,197	Canadian Imperial Bank of Commerce - XTSE	2,086,679	0.7
11,953	National Bank Of Canada	989,580	0.3
25,029	Pembina Pipeline Corp.	828,570	0.3
28,193	Quebecor, Inc.	718,493	0.3
22,751	Royal Bank of Canada	2,368,119	0.8
78,228	TELUS Corp.	1,794,516	0.6
13,834	Waste Connections, Inc.	1,881,562	0.6
		13,420,207	4.5
	China: 0.5%
475,000	BOC Hong Kong Holdings Ltd.	1,505,202	0.5
12,100,000 (1)(2)	China Hongxing Sports Ltd.	—	—
		1,505,202	0.5
	Denmark: 1.1%
568	AP Moller - Maersk A/S - Class B	1,646,035	0.5
16,220	Novozymes A/S	1,193,124	0.4
22,282	Tryg A/S	528,821	0.2
		3,367,980	1.1
	Finland: 0.9%
19,699	Kone Oyj	1,343,457	0.4
110,120	Nordea Bank Abp	1,348,620	0.5
		2,692,077	0.9
	France: 2.4%
6,501	Air Liquide SA	1,085,395	0.4
12,544	BNP Paribas	839,662	0.3
12,508	Cie de Saint-Gobain	863,211	0.3
3,015	Cie Generale des Etablissements Michelin SCA	474,012	0.2
6,310	Dassault Systemes SE	368,489	0.1
6,689	Legrand S.A.	729,706	0.2
85,971	Orange SA	937,512	0.3
6,213	Schneider Electric SE	1,071,236	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
2,491 (3)	SEB SA	$390,314	0.1
25,075	Vivendi SE	323,031	0.1
		7,082,568	2.4
	Germany: 1.8%
33,339	Deutsche Post AG	2,063,923	0.7
98,570	Deutsche Telekom AG	1,833,126	0.6
26,594	RWE AG	1,023,650	0.3
6,191 (4)	Scout24 SE	431,179	0.2
		5,351,878	1.8
	Hong Kong: 1.6%
87,500	CK Hutchison Holdings Ltd.	586,637	0.2
106,500	CLP Holdings Ltd.	1,042,733	0.4
16,600	Hong Kong Exchanges and Clearing Ltd.	1,000,013	0.3
113,000	Link REIT	1,001,117	0.3
139,000	Power Assets Holdings Ltd.	849,471	0.3
74,000	SITC International Holdings Co. Ltd.	250,108	0.1
		4,730,079	1.6
	Ireland: 1.2%
9,289	CRH PLC	444,515	0.1
18,925	Medtronic PLC	2,268,351	0.8
14,637	Smurfit Kappa PLC	767,224	0.3
		3,480,090	1.2
	Italy: 1.7%
2,736	DiaSorin SpA	618,512	0.2
37,181	ENI S.p.A.	532,896	0.2
51,454 (2)	FinecoBank Banca Fineco SpA	982,660	0.3
515,920	Intesa Sanpaolo SpA	1,466,340	0.5
46,531 (4)	Poste Italiane SpA	664,550	0.2
127,945	Terna - Rete Elettrica Nazionale	953,295	0.3
		5,218,253	1.7
	Japan: 7.6%
22,400	Dai Nippon Printing Co., Ltd.	554,962	0.2
411,500	ENEOS Holdings, Inc.	1,659,271	0.6
5,500	Hoya Corp.	809,647	0.3
14,400	Idemitsu Kosan Co., Ltd.	393,297	0.1
33,800	Japan Tobacco, Inc.	663,534	0.2
11,900	Lawson, Inc.	575,480	0.2
7,500	McDonald’s Holdings Co. Japan Ltd.	335,187	0.1
132,400	Mitsubishi UFJ Financial Group, Inc.	726,015	0.3

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
3,300	Nintendo Co., Ltd.	$1,457,468	0.5
42,300	Nippon Telegraph & Telephone Corp.	1,185,201	0.4
7,600	Nissan Chemical Corp.	423,006	0.1
5,700	Nitto Denko Corp.	445,399	0.2
41,300	Osaka Gas Co., Ltd.	665,673	0.2
6,700	Otsuka Holdings Co. Ltd.	264,980	0.1
4,100	Rohm Co., Ltd.	374,894	0.1
17,500	Secom Co., Ltd.	1,193,018	0.4
55,800	Sekisui House Ltd.	1,160,126	0.4
1,500	SMC Corp.	895,148	0.3
153,000	SoftBank Corp.	2,088,401	0.7
8,500	Sohgo Security Services Co., Ltd.	363,662	0.1
55,300	Sumitomo Chemical Co., Ltd.	272,425	0.1
46,600	Sumitomo Mitsui Financial Group, Inc.	1,512,154	0.5
44,800	Sumitomo Mitsui Trust Holdings, Inc.	1,473,645	0.5
7,900	Tokio Marine Holdings, Inc.	416,093	0.1
27,900	Tokyo Gas Co., Ltd.	484,147	0.2
23,200	Trend Micro, Inc.	1,311,273	0.4
4,700	Tsuruha Holdings, Inc.	579,722	0.2
93,200	Yamada Holdings Co. Ltd.	356,145	0.1
		22,639,973	7.6
	Netherlands: 1.3%
1,791	ASM International NV	810,581	0.3
36,505	Koninklijke Ahold Delhaize NV	1,187,600	0.4
6,497	Koninklijke Philips NV	306,498	0.1
14,949	Wolters Kluwer NV	1,565,440	0.5
		3,870,119	1.3
	New Zealand: 0.1%
107,236	Spark New Zealand Ltd.	351,055	0.1

	Norway: 0.1%
8,054	Yara International ASA	420,925	0.1

	Sweden: 0.3%
92,630	Swedish Match AB	816,737	0.3

	Switzerland: 2.1%
27,354	ABB Ltd.	904,959	0.3
1,650	Geberit AG - Reg	1,288,573	0.4
17,243	Holcim Ltd.	860,126	0.3
944	Roche Holding AG	365,700	0.1
1,696	Sonova Holding AG - Reg	702,774	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland (continued)
158	Straumann Holding AG	$328,908	0.1
4,279	Zurich Insurance Group AG	1,896,542	0.6
		6,347,582	2.1
	United Kingdom: 4.1%
57,450	3i Group PLC	1,072,880	0.4
44,719	British American Tobacco PLC	1,555,525	0.5
147,692	Direct Line Insurance Group PLC	590,311	0.2
95,326	GlaxoSmithKline PLC	1,979,048	0.7
17,098	Hikma Pharmaceuticals PLC	563,583	0.2
48,288	Imperial Brands PLC	1,018,934	0.3
105,032	J Sainsbury Plc	430,196	0.1
9,370	Janus Henderson Group PLC	435,705	0.2
8,406	Persimmon PLC	313,194	0.1
111,759	Sage Group PLC/The	1,086,914	0.4
33,448	Segro PLC	591,179	0.2
109,300	Standard Chartered PLC	739,196	0.2
38,022	United Utilities Group PLC	540,412	0.2
858,884	Vodafone Group PLC	1,265,869	0.4
		12,182,946	4.1
	United States: 64.9%
31,796	AbbVie, Inc.	3,646,047	1.2
5,046	Accenture PLC	1,810,454	0.6
16,109	Aflac, Inc.	864,570	0.3
11,698	Agilent Technologies, Inc.	1,842,318	0.6
64,716	AGNC Investment Corp.	1,030,279	0.3
6,316	Allegion Public Ltd.	810,343	0.3
12,917	Allstate Corp.	1,597,445	0.5
49,869	Altria Group, Inc.	2,199,722	0.7
20,579	Amdocs Ltd.	1,601,869	0.5
11,877	American Water Works Co., Inc.	2,068,736	0.7
3,536	Ameriprise Financial, Inc.	1,068,332	0.4
3,282	Ametek, Inc.	434,537	0.1
9,521	Amgen, Inc.	1,970,561	0.7
27,474	Antero Midstream Corp.	292,323	0.1
2,093	Anthem, Inc.	910,727	0.3
4,772	AO Smith Corp.	348,690	0.1
7,480	Aptargroup, Inc.	903,434	0.3
13,038	Avnet, Inc.	496,878	0.2
5,092	Bank of Hawaii Corp.	430,274	0.1
25,326	Bank OZK	1,131,312	0.4
6,945	Becton Dickinson & Co.	1,663,953	0.6
3,109	Blackrock, Inc.	2,933,217	1.0

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
20,366	Blackstone, Inc.	$2,819,062	0.9
20,217	Booz Allen Hamilton Holding Corp.	1,756,049	0.6
44,566	Bristol-Myers Squibb Co.	2,602,654	0.9
12,753	Brixmor Property Group, Inc.	298,930	0.1
6,075	Chevron Corp.	695,527	0.2
5,902	Church & Dwight Co., Inc.	515,599	0.2
1,873	Cigna Corp.	400,092	0.1
72,870	Cisco Systems, Inc.	4,078,534	1.4
14,343	Citigroup, Inc.	991,962	0.3
5,480	Coca-Cola Co.	308,908	0.1
27,193	Colgate-Palmolive Co.	2,071,835	0.7
5,269	Comcast Corp. - Class A	270,985	0.1
15,497	Commerce Bancshares, Inc.	1,092,693	0.4
18,911	ConocoPhillips	1,408,680	0.5
28,375	Corporate Office Properties Trust SBI MD	769,530	0.3
10,001	CVS Health Corp.	892,889	0.3
1,451	Deere & Co.	496,692	0.2
3,212	Dolby Laboratories, Inc.	283,780	0.1
6,771	Dollar General Corp.	1,499,912	0.5
13,385	DT Midstream, Inc.	641,945	0.2
8,508	DTE Energy Co.	964,382	0.3
9,944	Duke Energy Corp.	1,014,387	0.3
10,915	Duke Realty Corp.	613,860	0.2
12,183	Electronic Arts, Inc.	1,708,666	0.6
11,727	Emerson Electric Co.	1,137,636	0.4
14,646	Entergy Corp.	1,508,831	0.5
155,706	Equitrans Midstream Corp.	1,605,329	0.5
3,802	Everest Re Group Ltd.	994,223	0.3
28,037	Evergy, Inc.	1,787,359	0.6
8,100	Exelon Corp.	430,839	0.1
10,179	Extra Space Storage, Inc.	2,009,029	0.7
8,064	Exxon Mobil Corp.	519,886	0.2
3,490	FedEx Corp.	822,000	0.3
14,980	First American Financial Corp.	1,095,637	0.4
12,180	First Industrial Realty Trust, Inc.	709,241	0.2
54,822	Flowers Foods, Inc.	1,356,844	0.5
6,660	FMC Corp.	606,127	0.2
22,575	Gaming and Leisure Properties, Inc.	1,094,662	0.4
6,807	Garmin Ltd.	977,485	0.3
32,929	General Mills, Inc.	2,035,012	0.7
21,328	Genpact Ltd.	1,052,537	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
42,608	Gentex Corp.	$1,507,897	0.5
36,746	Gilead Sciences, Inc.	2,384,080	0.8
7,836	Hanover Insurance Group, Inc.	987,336	0.3
9,444	Hershey Co.	1,656,005	0.6
852	Humana, Inc.	394,612	0.1
28,248	International Paper Co.	1,403,078	0.5
2,911	Intuit, Inc.	1,822,257	0.6
15,404	Iron Mountain, Inc.	703,039	0.2
32,398	Johnson & Johnson	5,276,986	1.8
19,781	Johnson Controls International plc	1,451,332	0.5
28,628	Keurig Dr Pepper, Inc.	1,033,185	0.3
65,315	Kinder Morgan, Inc.	1,094,026	0.4
30,538	Knight-Swift Transportation Holdings, Inc.	1,731,199	0.6
8,390	Kroger Co.	335,768	0.1
23,119	Lazard Ltd.	1,132,600	0.4
7,198	Leidos Holdings, Inc.	719,656	0.2
7,885	Life Storage, Inc.	1,055,092	0.4
16,756	Loews Corp.	939,509	0.3
2,939	LPL Financial Holdings, Inc.	482,055	0.2
11,951	Manpowergroup, Inc.	1,155,064	0.4
12,216	Marathon Petroleum Corp.	805,401	0.3
2,535	MarketAxess Holdings, Inc.	1,035,978	0.3
8,319	McKesson Corp.	1,729,354	0.6
27,543	MDU Resources Group, Inc.	846,396	0.3
44,262	Merck & Co., Inc.	3,897,269	1.3
6,519	Microsoft Corp.	2,161,831	0.7
14,659	Mondelez International, Inc.	890,388	0.3
10,957	Morgan Stanley	1,126,160	0.4
5,189	MSC Industrial Direct Co.	436,239	0.1
2,654	MSCI, Inc. - Class A	1,764,592	0.6
9,474	Nasdaq, Inc.	1,988,308	0.7
11,824	National Fuel Gas Co.	679,052	0.2
6,590	National Retail Properties, Inc.	298,922	0.1
12,856	National Storage Affiliates Trust	802,986	0.3
1,630	NewMarket Corp.	554,216	0.2
45,718	NiSource, Inc.	1,127,863	0.4
69,285	Old Republic International Corp.	1,789,632	0.6

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
25,916	Omega Healthcare Investors, Inc.	$760,894	0.3
11,450	Packaging Corp. of America	1,572,886	0.5
17,209	PepsiCo, Inc.	2,780,974	0.9
97,102	Pfizer, Inc.	4,247,241	1.4
30,737	Philip Morris International, Inc.	2,905,876	1.0
15,222	Phillips 66	1,138,301	0.4
23,094	Procter & Gamble Co.	3,302,211	1.1
23,496	Progressive Corp.	2,229,300	0.7
2,297	ProLogis, Inc.	332,973	0.1
16,112	Prosperity Bancshares, Inc.	1,213,395	0.4
17,693	Public Service Enterprise Group, Inc.	1,128,813	0.4
9,666	Qualcomm, Inc.	1,285,965	0.4
20,944	Regions Financial Corp.	495,954	0.2
4,882	RLI Corp.	528,769	0.2
3,883	Rockwell Automation, Inc.	1,240,230	0.4
3,922	Roper Technologies, Inc.	1,913,426	0.6
6,791	Ryder System, Inc.	576,895	0.2
3,724	S&P Global, Inc.	1,765,772	0.6
2,945	SBA Communications Corp.	1,016,997	0.3
7,325	Sempra Energy	934,890	0.3
27,279	Service Corp. International	1,868,339	0.6
5,800	Starbucks Corp.	615,206	0.2
5,821	Sun Communities, Inc.	1,140,800	0.4
52,677	Switch, Inc.	1,331,675	0.4
15,630	Synchrony Financial	726,014	0.2
5,236	SYNNEX Corp.	549,780	0.2
12,140	Synovus Financial Corp.	565,603	0.2
10,157	T. Rowe Price Group, Inc.	2,202,850	0.7
12,632	Target Corp.	3,279,520	1.1
15,959	Texas Instruments, Inc.	2,991,993	1.0
3,168	Thermo Fisher Scientific, Inc.	2,005,566	0.7
19,065	Tradeweb Markets, Inc.	1,698,692	0.6
11,457	UGI Corp.	497,348	0.2
6,984	UMB Financial Corp.	690,159	0.2
5,507	United Parcel Service, Inc. - Class B	1,175,579	0.4
1,619	UnitedHealth Group, Inc.	745,501	0.2
33,298	US Bancorp	2,010,200	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
13,038	Valero Energy Corp.	$1,008,229	0.3
2,218	Verisk Analytics, Inc.	466,379	0.2
69,719	Verizon Communications, Inc.	3,694,410	1.2
3,245	Visa, Inc. - Class A	687,194	0.2
16,660	Washington Federal, Inc.	589,098	0.2
21,972	Wells Fargo & Co.	1,124,088	0.4
78,587	Williams Cos., Inc.	2,207,509	0.7
6,731	Zoetis, Inc.	1,455,242	0.5
		193,894,350	64.9
	Total Common Stock
	(Cost $251,167,134)	294,619,413	98.6

EXCHANGE-TRADED FUNDS: 0.9%
17,588	iShares MSCI EAFE Value Index ETF	914,224	0.3
11,511	iShares Russell 1000 Value ETF	1,894,020	0.6
	Total Exchange-Traded Funds
	(Cost $2,723,903)	2,808,244	0.9
	Total Long-Term Investments (Cost $253,891,037)	297,427,657	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
	Repurchase Agreements: 0.1%
390,987 (5)	Daiwa Capital Markets, Repurchase Agreement dated 10/29/21, 0.05%, due 11/01/21 (Repurchase Amount $390,989, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $398,807, due 10/31/21-11/ 01/51) (Cost $390,987)	390,987	0.1

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
752,000 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%
	(Cost $752,000)	$752,000	0.3
	Total Short-Term Investments
	(Cost $1,142,987)	1,142,987	0.4
	Total Investments in Securities (Cost $255,034,024)	$298,570,644	99.9
	Assets in Excess of Other Liabilities	281,812	0.1
	Net Assets	$298,852,456	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(2)
Non-income producing security.

(3)
Security, or a portion of the security, is on loan.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of October 31, 2021.

Sector Diversification	Percentage of Net Assets
Financials	23.0%
Health Care	14.8
Industrials	11.8
Consumer Staples	9.4
Information Technology	8.1
Communication Services	6.7
Utilities	6.2
Energy	5.0
Real Estate	4.7
Materials	4.6
Consumer Discretionary	4.3
Exchange-Traded Funds	0.9
Short-Term Investments	0.4
Assets in Excess of Other Liabilities	0.1
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2021
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$7,247,392	$—	$7,247,392
Canada	13,420,207	—	—	13,420,207
China	—	1,505,202	—	1,505,202
Denmark	—	3,367,980	—	3,367,980
Finland	—	2,692,077	—	2,692,077
France	—	7,082,568	—	7,082,568
Germany	—	5,351,878	—	5,351,878
Hong Kong	—	4,730,079	—	4,730,079
Ireland	2,268,351	1,211,739	—	3,480,090
Italy	—	5,218,253	—	5,218,253
Japan	—	22,639,973	—	22,639,973
Netherlands	—	3,870,119	—	3,870,119
New Zealand	—	351,055	—	351,055
See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2021 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2021
Norway	$—	$420,925	$—	$420,925
Sweden	—	816,737	—	816,737
Switzerland	—	6,347,582	—	6,347,582
United Kingdom	435,705	11,747,241	—	12,182,946
United States	193,894,350	—	—	193,894,350
Total Common Stock	210,018,613	84,600,800	—	294,619,413
Exchange-Traded Funds	2,808,244	—	—	2,808,244
Short-Term Investments	752,000	390,987	—	1,142,987
Total Investments, at fair value	$213,578,857	$84,991,787	$—	$298,570,644

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $256,239,891.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$49,592,132
Gross Unrealized Depreciation	(7,210,016)
Net Unrealized Appreciation	$42,382,116
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of October 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.3%
518,995	iShares Global REIT ETF	$15,180,604	10.3
	Total Exchange-Traded Funds
	(Cost $12,210,385)	15,180,604	10.3
MUTUAL FUNDS: 89.7%
	Affiliated Investment Companies: 89.7%
1,549,456	Voya Global Bond Fund - Class R6	14,440,925	9.8
1,708,053	Voya GNMA Income Fund - Class R6	14,415,967	9.8
1,801,616	Voya High Yield Bond Fund - Class R6	14,466,973	9.8
1,402,796	Voya Intermediate Bond Fund - Class R6	14,448,803	9.8
232,059	Voya Large-Cap Growth Fund - Class R6	15,418,033	10.4
442,629 (1)	Voya MidCap Opportunities Fund - Class R6	15,226,445	10.3
995,641	Voya Multi-Manager Emerging Markets Equity Fund - Class I	14,377,050	9.7
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,312,695	Voya Multi-Manager International Factors Fund - Class I	$14,833,455	10.0
776,344	Voya Small Company Fund - Class R6	14,936,850	10.1
	Total Mutual Funds
	(Cost $125,605,201)	132,564,501	89.7
	Total Investments in Securities (Cost $137,815,586)	$147,745,105	100.0
	Assets in Excess of Other Liabilities	19,712	0.0
	Net Assets	$147,764,817	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$15,180,604	$—	$—	$15,180,604
Mutual Funds	132,564,501	—	—	132,564,501
Total Investments, at fair value	$147,745,105	$—	$—	$147,745,105

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of October 31, 2021 (continued)

The following table provides transactions during the year ended October 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 10/31/20	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 10/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$18,175,062	$8,288,838	$(11,552,282)	$(470,693)	$14,440,925	$81,660	$372,094	$—
Voya GNMA Income Fund - Class R6	18,059,552	9,329,272	(12,778,256)	(194,601)	14,415,967	236,186	(3,669)	—
Voya High Yield Bond Fund - Class R6	18,244,366	8,638,934	(12,710,706)	294,379	14,466,973	898,292	489,378	—
Voya Intermediate Bond Fund - Class R6	17,945,895	9,461,243	(12,441,846)	(516,489)	14,448,803	463,732	(145,970)	302,241
Voya Large-Cap Growth Fund - Class R6	5,198,896	16,522,776	(7,343,624)	1,039,985	15,418,033	16,669	1,626,714	715,059
Voya MidCap Opportunities Fund - Class R6	5,306,112	11,777,190	(2,515,704)	658,847	15,226,445	—	1,693,764	997,040
Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,283,893	12,059,424	(1,893,964)	(1,072,303)	14,377,050	56,733	1,169,175	188,176
Voya Multi-Manager International Factors Fund - Class I	5,009,913	10,843,011	(1,793,196)	773,727	14,833,455	170,063	1,040,691	—
Voya Small Company Fund - Class R6	5,375,013	11,033,637	(2,025,048)	553,248	14,936,850	10,304	1,777,231	—
	$98,598,702	$97,954,325	$(65,054,626)	$1,066,100	$132,564,501	$1,933,639	$8,019,408	$2,202,516
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At October 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $138,152,818.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$10,575,607
Gross Unrealized Depreciation	(983,320)
Net Unrealized Appreciation	$9,592,287
See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.9%
	Australia: 6.7%
14,350	ADBRI Ltd.	$32,301	0.0
19,970	Ansell Ltd.	478,133	0.2
28,659	Australian Vintage Ltd	18,002	0.0
12,310	Ava Risk Group Ltd.	4,180	0.0
73,005	Bank of Queensland Ltd.	486,060	0.2
310,498	Base Resources Ltd.	71,239	0.1
44,310 (1)	BC Iron Ltd.	16,911	0.0
457,990	Beach Energy Ltd.	481,120	0.2
40,865	Beacon Lighting Group Ltd.	67,322	0.0
1,114,951	Beacon Minerals Ltd.	26,839	0.0
89,246	BlueScope Steel Ltd.	1,394,562	0.6
25,586 (1)	Calix Ltd.	100,267	0.0
67,560	Charter Hall Group	886,379	0.4
11,622	Clinuvel Pharmaceuticals Ltd.	340,572	0.2
139,636	CSR Ltd.	626,851	0.3
41,393	Data#3 Ltd.	177,390	0.1
58,798	Elders Ltd.	534,161	0.2
225,282	Estia Health Ltd.	356,257	0.2
26,965 (1)	Freelancer Ltd.	14,706	0.0
6,466	Healius Ltd.	23,676	0.0
156,949	Horizon Oil Ltd.	10,833	0.0
122,226	Image Resources NL	17,929	0.0
11,968	JB Hi-Fi Ltd.	456,929	0.2
128,714	Jupiter Mines Ltd.	22,760	0.0
37,232	MACA Ltd.	21,495	0.0
115,297	Macmahon Holdings Ltd.	17,780	0.0
9,418	McMillan Shakespeare Ltd.	97,450	0.0
28,388 (1)	Midway Ltd.	27,548	0.0
56,844	Mineral Resources Ltd.	1,671,111	0.8
10,056	MotorCycle Holdings Ltd.	23,790	0.0
291,304 (1)	Myer Holdings Ltd.	118,813	0.1
470,481	New Hope Corp., Ltd.	712,872	0.3
7,837	Nick Scali Ltd.	85,306	0.1
93,803 (1)	Nufarm Ltd.	308,915	0.1
1,805	Objective Corp. Ltd.	28,378	0.0
57,402 (1)	OM Holdings Ltd.	46,635	0.0
47,936 (1)	Orocobre Ltd.	323,730	0.1
42,127	OZ Minerals Ltd.	801,331	0.4
46,859	Pact Group Holdings Ltd.	109,505	0.1
90,325	Pendal Group Ltd.	456,863	0.2
106,486	Reliance Worldwide Corp. Ltd.	468,229	0.2
14,631	Sandfire Resources Ltd.	61,631	0.0
25,419	Seven Group Holdings Ltd.	415,149	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Australia (continued)
202,152	Shopping Centres Australasia Property Group	$424,691	0.2
39,944	Sigma Healthcare Ltd.	17,127	0.0
40,764	Sims Metal Management Ltd.	443,757	0.2
38,553	Super Retail Group Ltd.	378,218	0.2
49,685	Technology One Ltd.	461,388	0.2
35,401 (1)	Universal Biosensors, Inc.	19,706	0.0
617	Virtus Health Ltd.	2,585	0.0
395,710 (1)	Whitehaven Coal Ltd.	783,105	0.4
		14,972,487	6.7
	Austria: 0.4%
3,384	Addiko Bank AG	57,505	0.0
10,642	Andritz AG	604,451	0.3
2,919	Oesterreichische Post AG	123,165	0.1
1,877	Palfinger AG	82,887	0.0
389	Rosenbauer International AG	21,225	0.0
908 (1)	Schoeller-Bleckmann Oilfield Equipment AG	37,037	0.0
600	UBM Development AG	29,617	0.0
621	Zumtobel AG	6,389	0.0
		962,276	0.4
	Belgium: 0.1%
103 (1)	AGFA-Gevaert NV	448	0.0
2,788 (1)	bpost SA	23,886	0.0
533	Cie d’Entreprises CFE	54,493	0.1
17,177	Deceuninck NV	73,271	0.0
7,585	Econocom Group SA/NV	32,070	0.0
2,052	Ion Beam Applications	40,421	0.0
375	Melexis NV	43,251	0.0
59 (1)	Picanol	4,692	0.0
128	Resilux	26,615	0.0
		299,147	0.1
	Brazil: 0.0%
2,630	Nexa Resources SA	22,224	0.0

	Canada: 11.9%
17,100	Absolute Software Corp.	192,057	0.1
89,900 (1)	Advantage Energy Ltd.	509,211	0.2
13,417	AGF Management Ltd.	85,537	0.0
6,763 (1)	Apollo Healthcare Corp.	10,274	0.0
88,668	ARC Resources Ltd.	850,428	0.4
18,732 (1)	ATS Automation Tooling Systems, Inc.	637,366	0.3
9,462 (1)	Ballard Power Systems, Inc.	171,487	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Canada (continued)
175,453	Birchcliff Energy Ltd.	$942,762	0.4
19,409	Bird Construction, Inc.	158,082	0.1
22,700 (1)	Black Diamond Group Ltd.	83,089	0.0
18,324	Boardwalk Real Estate Investment Trust	790,496	0.4
200	Bridgemarq Real Estate Services	2,763	0.0
27,193	BRP, Inc.	2,391,033	1.1
18,224	Canadian Western Bank	582,974	0.3
55,585 (1)	Canfor Corp.	1,151,583	0.5
5,900 (1)	Canfor Pulp Products, Inc.	32,036	0.0
232,852 (1)	Capstone Mining Corp.	976,488	0.4
182,700 (1)	Cardinal Energy Ltd.	689,406	0.3
25,644 (1)	Celestica, Inc.	252,793	0.1
64,278	CES Energy Solutions Corp.	100,240	0.1
10,200	China Gold International Resources Corp. Ltd.	29,423	0.0
24,020	CI Financial Corp.	547,709	0.3
2,369 (1)	Cipher Pharmaceuticals, Inc.	4,843	0.0
2,230	Cogeco, Inc.	148,438	0.1
114,400 (1)	Crew Energy, Inc.	281,933	0.1
5,816 (1)	Descartes Systems Group, Inc./The	474,970	0.2
10,139	Doman Building Materials Group Ltd.	55,545	0.0
7,200 (1)	Dorel Industries, Inc.	129,735	0.1
1,100	DREAM Unlimited Corp.	27,464	0.0
71,698	Dundee Precious Metals, Inc.	471,575	0.2
14,300 (1)	Ensign Energy Services, Inc.	23,571	0.0
19,100 (1)	ERO Copper Corp.	356,350	0.2
2,608	Exco Technologies Ltd.	20,567	0.0
48,918	Finning International, Inc.	1,448,251	0.7
6,700	First Capital Real Estate Investment Trust	95,714	0.1
46,090 (1)	Fortuna Silver Mines, Inc.	223,449	0.1
8,612 (1)	Frontera Energy Corp.	61,306	0.0
1,808	Guardian Capital Group Ltd.	50,532	0.0
49,500	H&R Real Estate Investment Trust	680,345	0.3
9,900	Hardwoods Distribution, Inc.	331,093	0.2
27,837	High Arctic Energy Services, Inc.	40,262	0.0
9,800 (1)	IBI Group, Inc.	95,181	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Canada (continued)
6,900 (1)	Indigo Books & Music, Inc.	$21,855	0.0
1,532	Information Services Corp.	34,104	0.0
25,000	Interfor Corp.	572,479	0.3
5,399	Intertape Polymer Group, Inc.	122,673	0.1
20,900 (1)	Kelt Exploration Ltd.	84,438	0.0
400	Lassonde Industries, Inc.	56,881	0.0
4,600	Leon’s Furniture Ltd.	93,665	0.0
7,000	Linamar Corp.	385,011	0.2
3,000 (1)	Lucara Diamond Corp.	1,454	0.0
4,426 (1)	Magnet Forensics, Inc.	137,687	0.1
6,130 (1)	Mandalay Resources Corp.	11,392	0.0
30,200	Martinrea International, Inc.	280,380	0.1
2,869 (1)	Milestone Pharmaceuticals, Inc.	16,095	0.0
800	Morguard Corp.	88,268	0.0
73,800	Mullen Group Ltd.	763,284	0.3
17,756	Neo Performance Materials, Inc.	273,743	0.1
105,068 (1)	NuVista Energy Ltd.	520,416	0.2
52,724 (1)(2)	Obsidian Energy Ltd.	204,489	0.1
41,815	Parex Resources, Inc.	811,906	0.4
32,300	Peyto Exploration & Development Corp.	254,725	0.1
15,000	PHX Energy Services Corp.	60,601	0.0
1,278 (1)	Precision Drilling Corp.	56,579	0.0
3,800	Richelieu Hardware Ltd.	134,148	0.1
10,400 (1)(2)	Roots Corp.	24,454	0.0
36,218	Russel Metals, Inc.	954,907	0.4
21,000	Stelco Holdings, Inc.	729,129	0.3
10,128	Stella-Jones, Inc.	363,597	0.2
6,600 (1)	Storm Resources Ltd.	29,438	0.0
217,516 (1)	Taseko Mines Ltd.	458,959	0.2
7,900	TECSYS, Inc.	357,402	0.2
11,487	TFI International, Inc.	1,273,724	0.6
69,500	Tidewater Midstream and Infrastructure Ltd.	83,674	0.0
18,094 (1)	Tilray, Inc.	185,969	0.1
15,400 (1)	Total Energy Services, Inc.	62,466	0.0
26,014 (1)	TransGlobe Energy Corp.	69,457	0.0
51,526	Tricon Residential, Inc.	749,825	0.3
6,100 (1)	Uni-Select, Inc.	87,784	0.0
4,753	VersaBank	56,763	0.0
1,100	Wajax Corp.	21,963	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Canada (continued)
15,900	Western Forest Products, Inc.	$27,494	0.0
		26,731,639	11.9
	China: 1.4%
154,100	Anhui Hengyuan Coal Industry and Electricity Power Co. Ltd. - A Shares	168,731	0.1
11,900	Changchun Faway Automobile Components Co. Ltd. - A Shares	19,508	0.0
10,276	China Yuchai International Ltd.	135,438	0.1
111,072	Ever Reach Group Holdings Co. Ltd.	16,131	0.0
18,100	Fangda Special Steel Technology Co. Ltd. - A Shares	20,959	0.0
301,000 (1)	Goodbaby International Holdings Ltd.	43,702	0.0
909,897	Greenland Hong Kong Holdings Ltd.	193,491	0.1
60,784	Harbin Electric Co. Ltd. - H Shares	25,781	0.0
132,956	Henan Jinma Energy Co. Ltd. - H Shares	70,554	0.0
160,000 (1)	Hilong Holding Ltd.	6,580	0.0
154,000	Jutal Offshore Oil Services Ltd.	20,682	0.0
87,000	Lansen Pharmaceutical Holdings Ltd.	17,527	0.0
299,000	Nexteer Automotive Group Ltd.	369,022	0.2
89,000	Pacific Online Ltd.	16,455	0.0
92,800	Sansteel Minguang Co. Ltd. Fujian - A Shares	99,416	0.1
953,800	SGIS Songshan Co. Ltd. - A Shares	660,102	0.3
30,700	Shan Xi Hua Yang Group New Energy Co. Ltd. - A Shares	50,968	0.0
368,000	Ten Pao Group Holdings Ltd.	91,120	0.1
38,932	Xingfa Aluminium Holdings Ltd.	48,937	0.0
345,900	Xinxing Ductile Iron Pipes Co. Ltd. - A Shares	200,632	0.1
550,285	Xinyu Iron & Steel Co. Ltd. - A Shares	508,325	0.2
319,000 (1)	Xiwang Special Steel Co. Ltd. - H Shares	20,830	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
103,000	Yonggao Co. Ltd. - A Shares	$70,935	0.0
138,000	Zengame Technology Holding Ltd. - H Shares	22,748	0.0
229,500	Zhejiang Semir Garment Co. Ltd. - A Shares	269,489	0.1
		3,168,063	1.4
	Czech Republic: 0.0%
4,217	O2 Czech Republic AS	48,430	0.0

	Denmark: 1.4%
16 (1)	ALK-Abello A/S	6,932	0.0
5,154	Chemometec A/S	781,537	0.3
49,826	Columbus A/S	73,094	0.0
2,323	D/S Norden	56,063	0.0
173	Fluegger Group A/S	19,034	0.0
7,696	H Lundbeck A/S	214,329	0.1
664 (1)	H+H International A/S	26,209	0.0
4,469	Matas A/S	87,435	0.1
3,100 (3)	Netcompany Group A/S	353,005	0.2
238	North Media A/S	4,475	0.0
6,431	Pandora A/S	899,926	0.4
4,041	Royal Unibrew A/S	501,995	0.2
1,038	Solar A/S	120,979	0.1
26 (1)	Sparekassen Sjaelland-Fyn AS	582	0.0
		3,145,595	1.4
	Finland: 1.6%
3,514	Aktia Bank Oyj	50,308	0.0
1,202	Alma Media Oyj	15,541	0.0
1,699	Aspo Oyj	23,883	0.0
1,999	Atria PLC	25,789	0.0
284 (1)	BasWare Oyj	10,550	0.0
3,554	Digia Oyj	28,348	0.0
3,160 (2)	eQ Oyj	94,491	0.1
2,070	Exel Composites Oyj	18,545	0.0
1,668	Fiskars OYJ Abp	40,974	0.0
11,042	F-Secure Oyj	62,227	0.1
4,403	Harvia Oyj	270,333	0.1
19,839	Kemira OYJ	304,686	0.2
707 (1)	Marimekko Oyj	67,570	0.0
40,576	Oriola Oyj	92,874	0.1
44,906	Metso Outotec Oyj	451,145	0.2
442	Ponsse Oyj	22,745	0.0
1,953 (1)	QT Group Oyj	315,983	0.2
5,170 (1)	Rapala VMC Oyj	52,789	0.0
592	Relais Group Oyj	16,014	0.0
2,108	Scanfil Oyj	18,714	0.0
14,919	TietoEVRY Oyj	457,527	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Finland (continued)
1,047	Titanium Oyj	$18,760	0.0
899	Tokmanni Group Corp.	20,455	0.0
437	Vaisala OYJ	23,238	0.0
23,272	Valmet OYJ	944,753	0.4
2,910	Verkkokauppa.com Oyj	23,851	0.0
4,219 (2)	Vincit Oyj	42,078	0.0
		3,514,171	1.6
	France: 6.4%
1,832	AKWEL	46,697	0.0
519	Alten Ltd.	83,632	0.0
3,839	Arkema SA	525,154	0.2
1,451	Boiron SA	70,198	0.1
5,282	CBO Territoria	22,592	0.0
678 (1)	Cegedim SA	20,300	0.0
3,189	Coface SA	45,596	0.0
12,062 (1)	Criteo SA ADR	398,528	0.2
7,804	Eiffage SA	803,230	0.4
25,135 (1)	Elis SA	477,254	0.2
4,672 (1)	Eramet SLN	390,440	0.2
223	Esker SA	76,177	0.1
26,391 (1)(2)	Etablissements Maurel et Prom	75,986	0.0
699 (1)	Eurobio Scientific SA	14,482	0.0
15,954	Faurecia SE	833,248	0.4
170	Fountaine Pajot SA	24,133	0.0
121	Groupe Crit	9,512	0.0
2,829	Groupe LDLC	179,868	0.1
16,767	Groupe SFPI	70,747	0.1
941	Guerbet	41,554	0.0
7,995 (1)	Haulotte Group	46,418	0.0
996	HEXAOM	50,430	0.0
1,118	Infotel SA	64,556	0.0
11,242	Ipsen SA	1,163,481	0.5
8,498	Jacquet Metals SACA	207,268	0.1
28,804	Klepierre SA	685,717	0.3
13,111	Korian SA	436,769	0.2
7,865 (3)	La Francaise des Jeux SAEM	408,394	0.2
349	LNA Sante SA	20,071	0.0
1,827	Manitou BF SA	62,199	0.0
183	Manutan International	15,147	0.0
698	Neurones	28,725	0.0
6,911	Nexans SA	693,407	0.3
12,108	Nexity SA	553,545	0.3
1,378	Piscines Desjoyaux SA	43,488	0.0
22,553	Publicis Groupe	1,514,064	0.7
76,753	Rexel SA	1,525,562	0.7
435	Savencia SA	32,195	0.0
2,029 (1)	Serge Ferrari SAS	25,285	0.0
4,106 (1)	SOITEC	1,093,230	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
3,275	Sopra Steria Group SACA	$643,925	0.3
249	Stef SA	31,145	0.0
1,286	Synergie SE	59,390	0.0
1,757	Trigano SA	329,813	0.2
3,437 (1)	Umanis SA	64,564	0.1
284	Vetoquinol SA	48,568	0.0
157	Virbac SA	79,576	0.0
583	Wendel SE	77,661	0.0
		14,213,921	6.4
	Germany: 6.4%
440	Adesso SE	97,964	0.1
26,558	Alstria Office REIT-AG	496,419	0.2
665	Atoss Software AG	150,366	0.1
5,314	Aurubis AG	457,908	0.2
262	Basler AG	48,293	0.0
8,591	Bechtle AG	644,445	0.3
997	bet-at-home.com AG	20,370	0.0
4,562	Brenntag SE	434,022	0.2
10,018	Carl Zeiss Meditec AG	2,017,532	0.9
2,228	Cewe Stiftung & Co. KGAA	311,129	0.1
1,495	Cliq Digital AG	45,104	0.0
5,217 (3)	Covestro AG	334,091	0.1
3,940	Dermapharm Holding SE	396,297	0.2
44,635 (3)	Deutsche Pfandbriefbank AG	553,826	0.2
9,883 (3)	DWS Group GmbH & Co. KGaA	427,496	0.2
3,539	Eckert & Ziegler Strahlen- und Medizintechnik AG	529,921	0.2
14,990 (1)	ElringKlinger AG	211,772	0.1
4,836 (1)	Ernst Russ AG	23,815	0.0
22,573	Freenet AG	581,374	0.3
5,839	Gerresheimer AG	535,745	0.2
2,443	GFT Technologies AG	115,203	0.1
433 (1)	GK Software SE	78,935	0.0
4,270 (1)	H&R GmbH & Co. KGaA	44,030	0.0
4,697	Hamborner REIT AG	52,714	0.0
1,094	Hawesko Holding AG	74,260	0.0
54,546 (1)	Heidelberger Druckmaschinen AG	140,254	0.1
6,407	IVU Traffic Technologies AG	149,625	0.1
8,297 (1)	Kloeckner & Co. SE	111,475	0.0
2,290 (1)	Koenig & Bauer AG	80,741	0.0
1,156	Krones AG	119,132	0.1
6,361	LANXESS AG	428,620	0.2
3,477 (1)	Leoni AG	53,860	0.0
3,481	Nemetschek SE	399,678	0.2
103	New Work SE	25,124	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany (continued)
1,084	NORMA Group	$46,570	0.0
39	Paul Hartmann AG	16,230	0.0
471	Pfeiffer Vacuum Technology AG	117,607	0.1
34,722	ProSiebenSat.1 Media SE	581,621	0.3
2,168	PSI Software AG	104,647	0.0
5,903	Rheinmetall AG	572,751	0.3
9,479 (1)	Salzgitter AG	347,785	0.2
342	Secunet Security Networks AG	179,523	0.1
3,881 (1)	SGL Carbon AG	37,114	0.0
955	Steico AG	125,022	0.1
492	Stemmer Imaging AG	20,475	0.0
420	Stratec SE	67,078	0.0
14,912 (1)	SUESS MicroTec SE	392,150	0.2
148	Surteco SE	6,296	0.0
23,523	TAG Immobilien AG	714,656	0.3
637	Technotrans AG	18,814	0.0
9,963	United Internet AG	367,640	0.2
737	USU Software AG	20,874	0.0
620	VIB Vermoegen AG	29,207	0.0
2,022	Wacker Chemie AG	365,390	0.2
3,167 (1)	Westwing Group AG	99,338	0.0
		14,422,328	6.4
	Greece: 0.0%
3,486	European Reliance General Insurance Co. SA	19,061	0.0
7,911	Thrace Plastics Holding and Co.	66,776	0.0
		85,837	0.0
	Guernsey: 0.2%
234,647	BMO Commercial Property Trust Ltd.	328,833	0.2

	Hong Kong: 2.1%
106,000	Analogue Holdings Ltd.	24,250	0.0
114,100	ASM Pacific Technology Ltd.	1,234,609	0.6
275,524	Build King Holdings Ltd.	35,059	0.0
20,146 (1)	China Billion Resources Ltd.	1,528	0.0
444,000	China Merchants Land Ltd.	49,597	0.0
80,000	Computer & Technologies Holdings Ltd.	27,762	0.0
1,703	Computime Group Ltd.	182	0.0
14,000	Fairwood Holdings Ltd.	29,713	0.0
771,406	Fountain SET Hldgs	138,805	0.1
66,000	FSE Services Group Ltd.	56,426	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong (continued)
166,000	Gemdale Properties & Investment Corp. Ltd.	$16,156	0.0
34,303	GDH Guangnan Holdings Ltd.	2,998	0.0
83,321	Hanison Construction Holdings Ltd.	14,243	0.0
103,200	HKR International Ltd.	41,383	0.0
232,000 (1)	Hop Fung Group Holdings Ltd.	7,305	0.0
107,000	Hysan Development Co., Ltd.	372,001	0.2
14,500	Johnson Electric Holdings Ltd.	32,095	0.0
436,726	K Wah International Holdings Ltd.	174,697	0.1
35,818	Luk Fook Holdings International Ltd.	97,618	0.1
35,701	Lung Kee Bermuda Holdings	16,748	0.0
244,000 (1)	Midland Holdings Ltd.	35,307	0.0
10,377	Million Hope Industries Holdings Ltd.	1,067	0.0
83,000	Modern Dental Group Ltd.	70,401	0.1
278,000 (1)(4)	Pacific Andes International Holdings Ltd.	—	—
1,888,991	Pacific Basin Shipping Ltd.	871,782	0.4
415,000	PAX Global Technology Ltd.	288,028	0.1
118,000	Pico Far East Holdings Ltd.	19,564	0.0
96,000	Plover Bay Technologies Ltd.	34,860	0.0
23,000 (1)	Rich Goldman Holdings Ltd.	236	0.0
165,851	Road King Infrastructure	168,043	0.1
87,913 (1)(4)	S&C Engine Group Ltd.	—	—
8,613	Soundwill Holdings Ltd.	8,568	0.0
294,476	Sun Hung Kai & Co. Ltd.	153,284	0.1
21,056	Sunlight Real Estate Investment Trust	12,178	0.0
321,180	Tang Palace China Holdings Ltd.	29,722	0.0
320,000	Texwinca Holdings Ltd.	65,531	0.0
5,680,000 (1)	Tongda Group Holdings Ltd.	182,249	0.1
394,000	United Laboratories International Holdings Ltd.	249,652	0.1
212,000	Vedan International Holdings Ltd.	21,526	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong (continued)
30,144	Wai Kee Holdings Ltd.	$14,661	0.0
		4,599,834	2.1
	India: 0.3%
25,620 (1)(4)	Geodesic Ltd.	—	—
20,672	GHCL Ltd.	116,847	0.1
39,156	Grauer & Weil India Ltd.	31,159	0.0
1,221	Greenlam Industries Ltd.	23,221	0.0
109,687	Gujarat State Fertilisers & Chemicals, Ltd.	193,985	0.1
13,189	Gulshan Polyols Ltd.	47,894	0.0
444	Hawkins Cookers Ltd.	37,411	0.0
3,773	I G Petrochemicals Ltd.	42,218	0.0
2,082 (1)	Intellect Design Arena Ltd.	18,266	0.0
652	Kirloskar Industries Ltd.	13,278	0.0
4,037	LG Balakrishnan & Bros Ltd.	27,210	0.0
11,323	Orient Cement Ltd.	24,673	0.0
18,642	Redington India Ltd.	35,859	0.0
5,137	Sarda Energy & Minerals Ltd.	56,635	0.1
21,379 (1)(4)	Varun Industries Ltd.	—	—
1,464	WPIL Ltd.	16,013	0.0
		684,669	0.3
	Ireland: 0.6%
102,068 (1)	Bank of Ireland Group PLC	608,040	0.3
83,612 (1)	Dalata Hotel Group PLC - DHGI	357,626	0.2
23,093	Glanbia Plc	377,135	0.1
		1,342,801	0.6
	Israel: 2.4%
22,482 (1)	Camtek Ltd./Israel	873,875	0.4
1,649	Delta Galil Industries Ltd.	84,679	0.0
177	Duniec Brothers Ltd.	9,843	0.0
2,648	First International Bank Of Israel Ltd.	106,193	0.1
23,259 (1)	Inmode Ltd.	2,203,558	1.0
343,326 (2)	Isramco Negev 2 L.P.	93,091	0.0
2,202	Kerur Holdings Ltd.	66,269	0.0
367	Neto ME Holdings Ltd.	18,127	0.0
24,770 (1)	Perion Network Ltd.	703,963	0.3
10,747 (1)	RADWARE Ltd.	380,766	0.2
50,500	Sarine Technologies Ltd.	26,049	0.0
1,149 (1)	Silicom Ltd.	48,258	0.0
1,757 (1)	Taro Pharmaceuticals Industries, Ltd.	97,637	0.1
14,076	ZIM Integrated Shipping Services Ltd.	720,973	0.3
		5,433,281	2.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Italy: 1.8%
23,126	ACEA SpA	$501,525	0.2
2,706 (1)	Aquafil SpA	24,415	0.0
18,469 (1)	Arnoldo Mondadori Editore SpA	42,705	0.0
46,498	Banca Mediolanum SpA	468,567	0.2
19,791	Buzzi Unicem SpA	461,595	0.2
4,899	Datalogic SpA	89,056	0.1
9,047	De’Longhi SpA	353,919	0.2
768 (1)	Digital Bros SpA	37,178	0.0
6,704	El.En. SpA	134,072	0.1
26,705 (1)	Elica SpA	110,973	0.1
17,529	Emak SpA	40,831	0.0
8,672	Interpump Group SpA	638,799	0.3
2,813 (1)	Newlat Food SpA	20,909	0.0
1,871 (1)	Prima Industrie SpA	41,337	0.0
4,382	Reply SpA	850,563	0.4
24,809	Rizzoli Corriere Della Sera Mediagroup SpA	20,391	0.0
1,382	Sabaf SpA	44,413	0.0
7,403 (1)	Servizi Italia SpA	17,801	0.0
343	Sesa SpA	67,293	0.0
42,172 (1)	Sogefi S.p.A.	66,859	0.0
		4,033,201	1.8
	Japan: 17.4%
2,600	Advantage Risk Management Co. Ltd.	21,067	0.0
63,500	AEON Financial Service Co., Ltd.	806,776	0.4
262	Aichi Tokei Denki Co., Ltd.	11,099	0.0
1,000	Aiphone Co., Ltd.	20,671	0.0
2,900	Aisan Industry Co., Ltd.	21,369	0.0
1,100	Ajis Co. Ltd.	28,606	0.0
2,900	Akatsuki, Inc.	79,117	0.1
500	Arata Corp.	17,699	0.0
900	Asahi Co., Ltd.	10,453	0.0
17,700	Asahi Diamond Industrial Co., Ltd.	108,836	0.1
3,700	Asia Pile Holdings Corp.	15,056	0.0
1,400	ASKA Pharmaceutical Holdings Co. Ltd.	12,165	0.0
22,500	ASKUL Corp.	305,612	0.2
1,800	Ateam, Inc.	26,082	0.0
1,700	Avant Corp.	23,774	0.0
6,000	Bando Chemical Industries Ltd.	46,363	0.0
3,600	BayCurrent Consulting, Inc.	1,494,073	0.7
3,700	BML, Inc.	130,054	0.1
2,200	Business Engineering Corp.	67,972	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
19,300	Capcom Co., Ltd.	$519,468	0.2
1,900	Central Glass Co., Ltd.	35,381	0.0
1,100	Chino Corp.	13,583	0.0
16,900	CKD Corp.	335,045	0.2
3,400	CMC Corp.	37,666	0.0
1,700	CONEXIO Corp.	21,788	0.0
1,400	Contec Co. Ltd.	24,805	0.0
1,800	Core Corp.	25,367	0.0
2,500	Corona Corp.	20,086	0.0
2,700	Daihatsu Diesel Manufacturing Co., Ltd.	13,979	0.0
8,500	Daihen Corp.	354,802	0.2
500	Daiichi Jitsugyo Co., Ltd.	23,257	0.0
15,000	Daikoku Denki Co., Ltd.	159,551	0.1
5,715	Daitron Co., Ltd.	113,717	0.1
13,300	Denka Co., Ltd.	435,431	0.2
1,600	Digital Hearts Holdings Co., Ltd.	25,459	0.0
1,900	DMS, Inc.	25,264	0.0
9,900	Doshisha Co., Ltd.	155,119	0.1
22,382	DTS Corp.	496,627	0.2
20,100	EDION Corp.	190,763	0.1
51,700	Eiken Chemical Co., Ltd.	869,080	0.4
1,500	Elematec Corp.	14,969	0.0
1,200	Enplas Corp.	31,823	0.0
10,100	Exedy Corp.	150,447	0.1
17,000	Ferrotec Holdings Corp.	570,257	0.3
4,960	FIDEA Holdings Co., Ltd.	51,297	0.0
21,400	Fields Corp.	97,637	0.1
1,200	Foster Electric Co., Ltd.	8,554	0.0
2,100	Freund Corp.	15,444	0.0
1,700	Fudo Tetra Corp.	27,005	0.0
23,000	Fuji Corp.	536,500	0.3
1,400	Fuji Pharma Co. Ltd.	13,499	0.0
6,300	Fuji Soft, Inc.	320,818	0.2
7,900	Fujikura Kasei Co., Ltd.	36,434	0.0
69,400 (1)	Fujikura Ltd.	374,333	0.2
23,200	Fullcast Co., Ltd.	541,535	0.3
1,000	Fuso Pharmaceutical Industries Ltd.	22,313	0.0
8,500	Futaba Industrial Co., Ltd.	33,277	0.0
2,300	Gecoss Corp.	17,377	0.0
5,600	Grandy House Corp.	23,882	0.0
25,100	GungHo Online Entertainment, Inc.	470,898	0.2
1,400	Hanwa Co., Ltd.	42,054	0.0
2,200	Himaraya Co. Ltd.	20,406	0.0
1,200	Hito Communications Holdings, Inc.	23,191	0.0
6,400 (1)	IMAGICA GROUP, Inc.	32,668	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
23,600	Infocom Corp.	$453,128	0.2
38,600	INFRONEER Holdings, Inc.	319,705	0.2
23,800	Internet Initiative Japan, Inc.	832,722	0.4
823	Invincible Investment Corp.	325,372	0.2
14,800	Itoki Corp.	47,108	0.0
16,400	Astena Holdings Co. Ltd.	81,403	0.1
4,200	Iwaki Co. Ltd.	37,035	0.0
2,100	Izumi Co., Ltd.	63,669	0.0
2,100	JAC Recruitment Co. Ltd.	41,203	0.0
800	Japan Living Warranty, Inc.	24,010	0.0
3,400	JBCC Holdings, Inc.	51,919	0.0
2,000	JFE Systems, Inc.	33,892	0.0
2,200	Joshin Denki Co., Ltd.	45,792	0.0
7,400	JP-Holdings, Inc.	16,481	0.0
2,800	JSP Corp.	37,678	0.0
400	JUTEC Holdings Corp.	4,206	0.0
243	Kamei Corp.	2,476	0.0
12,300	Kanamoto Co., Ltd.	263,476	0.1
11,200	Kaneka Corp.	429,508	0.2
55	Kenedix Office Investment Corp.	348,246	0.2
1,200	KFC Ltd.	21,082	0.0
1,130	Kimura Unity Co., Ltd.	13,458	0.0
2,400	King Jim Co., Ltd.	18,397	0.0
18,100	Kintetsu World Express, Inc.	434,701	0.2
7,900	Kitz Corp.	52,849	0.0
22,800	Kojima Co., Ltd.	117,412	0.1
17,700	Komeri Co., Ltd.	408,751	0.2
4,500	Komori Corp.	29,393	0.0
84,200	Konica Minolta, Inc.	416,764	0.2
1,800	KSK Co. Ltd./Inagi	35,414	0.0
13,000	Kumagai Gumi Co., Ltd.	321,769	0.2
3,100	Kuriyama Holdings Corp.	27,066	0.0
3,700	KYORIN Holdings, Inc.	56,835	0.0
2,200	Kyowa Electronics Instruments Co. Ltd.	7,863	0.0
4,100	Macnica Fuji Electronics Holdings, Inc.	96,390	0.1
3,400	Makino Milling Machine Co., Ltd.	122,326	0.1
1,600	Makiya Co. Ltd.	11,466	0.0
3,300	MARUKA FURUSATO Corp.	58,255	0.0
2,600	Marvelous, Inc.	16,505	0.0
6,900	Megachips Corp.	218,162	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
6,100	Meiwa Estate Co., Ltd.	$32,960	0.0
3,400	Melco Holdings, Inc.	140,512	0.1
4,500	MIMAKI ENGINEERING CO Ltd.	36,803	0.0
65,500	H.U. Group Holdings, Inc.	1,615,313	0.7
1,800	Miraial Co. Ltd.	24,961	0.0
6,500	Mito Securities Co., Ltd.	16,878	0.0
1,100	Mitsubishi Research Institute, Inc.	41,085	0.0
100	Mitsui Matsushima Holdings Co., Ltd.	1,299	0.0
13,000	Mixi, Inc.	297,886	0.1
7,300	Morinaga Milk Industry Co., Ltd.	427,814	0.2
800	Morishita Jintan Co. Ltd.	13,339	0.0
13,900	MRK Holdings, Inc.	16,483	0.0
7,000	Mugen Estate Co. Ltd.	30,160	0.0
1,900	Mutoh Holdings Co., Ltd.	26,823	0.0
4,400 (1)	Mynet, Inc.	26,364	0.0
1,100	Nadex Co., Ltd.	7,594	0.0
2,900	Nafco Co., Ltd.	43,867	0.0
3,300	Nakabayashi Co. Ltd.	16,595	0.0
10,287	Nakano Corp.	30,894	0.0
1,200	Nanyo Corp.	21,222	0.0
30,900	NEC Networks & System Integration Corp.	497,196	0.2
2,400	Ngi Group, Inc.	35,801	0.0
1,200	Nice Holdings, Inc.	19,983	0.0
2,000	Nichias Corp.	48,970	0.0
1,600	Nichiban Co. Ltd.	26,020	0.0
3,700	Nichiha Corp.	106,363	0.1
11,000	Nichirei Corp.	267,910	0.1
1,600	Nihon Falcom Corp.	19,111	0.0
7,200	Nihon Kohden Corp.	229,099	0.1
63	Nippon Accommodations Fund, Inc.	350,998	0.2
4,100	Nippon BS Broadcasting Corp.	39,924	0.0
187	Nippon Chemiphar Co., Ltd.	3,559	0.0
2,100	Nippon Commercial Development Co. Ltd.	31,897	0.0
24,800	Nippon Electric Glass Co., Ltd.	633,217	0.3
2,100	Nippon Systemware Co., Ltd.	46,057	0.0
5,200	Nippon Thompson Co., Ltd.	26,755	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
124,878 (1)	Niraku GC Holdings, Inc.	$4,975	0.0
54,818	Nissan Tokyo Sales Holdings Co., Ltd.	119,937	0.1
4,300	Nissha Co., Ltd.	70,443	0.0
8,531	Nisshin Group Holdings Co. Ltd.	38,150	0.0
26,700	Nisshinbo Holdings, Inc.	206,084	0.1
4,100	Nisso Corp.	25,991	0.0
2,600	Nissui Pharmaceutical Co., Ltd.	22,197	0.0
1,500	Nitta Corp.	34,388	0.0
3,400	NJS Co. Ltd.	59,946	0.0
1,700	Noritz Corp.	27,275	0.0
121,900	North Pacific Bank Ltd.	252,280	0.1
34,900 (1)	NTN Corp.	75,682	0.0
1,200	Ochi Holdings Co. Ltd.	13,323	0.0
8,800 (1)	Oisix ra daichi, Inc.	368,576	0.2
8,400	Oki Electric Industry Ltd.	68,999	0.0
14,500	Open House Co. Ltd.	924,709	0.4
2,900	OPT Holding, Inc.	44,472	0.0
1,000	Origin Co. Ltd.	11,295	0.0
19,400	Outsourcing, Inc.	372,157	0.2
2,800	Oyo Corp.	42,908	0.0
16,000	Parker Corp.	71,545	0.0
1,800	Pasco Corp.	23,953	0.0
5,700	Pegasus Sewing Machine Manufacturing Co., Ltd.	22,998	0.0
100	Pronexus, Inc.	932	0.0
6,100	Punch Industry Co. Ltd.	31,157	0.0
11,000	Relia, Inc.	112,721	0.1
60,900	Rengo Co., Ltd.	461,813	0.2
20,100	Resorttrust, Inc.	356,195	0.2
900	Rhythm Co. Ltd.	11,048	0.0
6,200	Riken Technos Corp.	29,798	0.0
1,000	Saison Information Systems Co. Ltd.	17,044	0.0
12,100	Saizeriya Co., Ltd.	326,623	0.2
2,000	Sakai Chemical Industry Co. Ltd.	37,271	0.0
1,400	San Holdings, Inc.	18,353	0.0
1,800	Sanken Electric Co., Ltd.	94,634	0.1
1,519	Sankyo Frontier Co. Ltd.	73,002	0.0
6,900	Sankyu, Inc.	311,513	0.2
3,900	Sansha Electric Manufacturing Co. Ltd.	37,363	0.0
32,500	Sanwa Holdings Corp.	379,069	0.2
1,300	Sanyo Denki Co. Ltd.	74,686	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
1,800	Sanyo Special Steel Co., Ltd.	$29,684	0.0
4,300	Sanyo Trading Co. Ltd.	41,267	0.0
8,300	Sawai Group Holdings Co. Ltd.	366,149	0.2
3,300	Saxa Holdings, Inc.	41,637	0.0
3,700	Screen Holdings Co. Ltd.	343,912	0.2
3,600	Seed Co. Ltd./Tokyo	19,536	0.0
1,800	Sekisui Jushi Corp.	33,533	0.0
2,000	Shibaura Electronics Co. Ltd.	115,466	0.1
1,800	Shibaura Mechatronics Corp.	115,906	0.1
34,000	Shinko Electric Industries	1,369,764	0.6
3,800	Shinoken Group Co. Ltd.	37,555	0.0
16,800	Ship Healthcare Holdings, Inc.	441,275	0.2
2,500	SIGMAXYZ Holdings, Inc.	60,354	0.0
3,700	Sinfonia Technology Co. Ltd.	42,635	0.0
1,700	SK-Electronics Co., Ltd.	13,746	0.0
900	SMK Corp.	18,415	0.0
1,800	SMS Co. Ltd.	69,837	0.0
8,100	Softcreate Holdings Corp.	281,213	0.1
7,169	Soken Chemical & Engineering Co. Ltd.	111,589	0.1
4,600	Soliton Systems KK	57,479	0.0
2,400	Space Co. Ltd.	19,921	0.0
4,400	SPK Corp.	54,489	0.0
2,700	Sprix Ltd.	27,786	0.0
5,600	Star Mica Holdings Co. Ltd.	74,121	0.0
10,900	Starts Corp., Inc.	261,935	0.1
3,900	St-Care Holding Corp.	31,089	0.0
20,000	Sumitomo Forestry Co., Ltd.	382,019	0.2
2,800	Sumitomo Heavy Industries	72,087	0.0
5,700	Sumitomo Rubber Industries, Inc.	70,247	0.0
5,300	Sun Frontier Fudousan Co., Ltd.	49,736	0.0
11,600	Food & Life Cos Ltd.	502,784	0.2
3,400	Suzuken Co., Ltd.	94,649	0.1
900	T RAD Co., Ltd.	25,264	0.0
2,690	Tachikawa Corp.	29,553	0.0
10,700	Taiyo Yuden Co., Ltd.	542,345	0.3
43,600	Takara Leben Co., Ltd.	118,815	0.1
1,500	Takasago International Corp.	39,093	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
15,900	Takeuchi Manufacturing Co. Ltd.	$408,222	0.2
2,400	Tanabe Consulting Co. Ltd.	15,318	0.0
10,900	Tanseisha Co., Ltd.	89,386	0.1
2,500	TDC Software Engineering, Inc.	28,719	0.0
800	Techno Medica Co. Ltd.	11,095	0.0
13,900	TOA Road Corp.	617,649	0.3
22,900	Tochigi Bank Ltd.	35,582	0.0
2,700	Togami Electric Manufacturing Co. Ltd.	41,672	0.0
1,100	Toho Holdings Co., Ltd.	17,809	0.0
3,800	Tokai Rika Co., Ltd.	53,191	0.0
2,100	Tokyo Keiki, Inc.	18,517	0.0
9,500	Tokyo Seimitsu Co., Ltd.	386,802	0.2
6,600	Tokyotokeiba Co., Ltd.	261,502	0.1
6,900	Tomy Co., Ltd.	65,490	0.0
1,800	Tonami Holdings Co., Ltd.	71,125	0.0
8,000	Topcon Corp.	142,632	0.1
5,200	Tosei Corp.	49,987	0.0
2,400	Towa Corp.	52,272	0.0
5,100	Towa Pharmaceutical Co., Ltd.	131,115	0.1
3,700	Toyo Denki Seizo - Toyo Electric Manufacturing Co. Ltd.	34,921	0.0
33,100	Toyo Tire & Rubber Co., Ltd.	550,400	0.3
2,500	TPR Co., Ltd.	31,857	0.0
6,600	Transcosmos, Inc.	199,004	0.1
1,800	Uchida Yoko Co., Ltd.	76,148	0.0
1,100	Ulvac, Inc.	61,716	0.0
2,400	UNIRITA, Inc.	38,815	0.0
15,400	Valor Holdings Co., Ltd.	326,157	0.2
1,300 (1)	Wantedly, Inc.	23,173	0.0
600	WDB coco Co. Ltd.	24,849	0.0
9,300	West Holdings Corp.	519,793	0.2
5,500	Will Group, Inc.	62,143	0.0
6,200	World Holdings Co. Ltd.	154,868	0.1
12,400	Yokohama Rubber Co., Ltd.	209,822	0.1
4,776	Yuasa Trading Co., Ltd.	127,641	0.1
3,400	Yushin Precision Equipment Co., Ltd.	22,965	0.0
1,700	Zaoh Co. Ltd.	26,568	0.0
10,600	Zenkoku Hosho Co. Ltd.	512,241	0.2
21,800	Zeon Corp.	258,635	0.1
		38,857,490	17.4

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Luxembourg: 0.1%
3,760	Stabilus SA	$282,527	0.1

	Malaysia: 0.1%
57,500	AFFIN Bank Bhd	23,636	0.0
10,900	Allianz Malaysia Bhd	34,693	0.0
64,900 (1)	Ancom BHD	43,413	0.1
84,300	CSC Steel Holdings Bhd	27,075	0.0
47,000	Deleum Bhd	6,526	0.0
10,500	Fortress Minerals Ltd.	2,842	0.0
97,800 (1)	KSL Holdings BHD	15,470	0.0
43,854	Kumpulan Fima BHD	22,239	0.0
210,000	Media Chinese International Ltd.	7,827	0.0
82,400	MKH Bhd	28,924	0.0
79,700	UG Healthcare Corp. Ltd.	18,895	0.0
		231,540	0.1
	Malta: 0.8%
3,300 (1)	Kambi Group PLC	89,876	0.0
118,137	Kindred Group PLC - SDR	1,660,093	0.8
		1,749,969	0.8
	Netherlands: 3.6%
10,038 (1)	AerCap Holdings NV	592,643	0.3
2,232	ASM International NV	1,010,171	0.5
28,654	ASR Nederland NV	1,339,412	0.6
10,449	BE Semiconductor Industries NV	954,684	0.4
13,733	Brunel International NV	188,699	0.1
7,365	Eurocommercial Properties NV	171,897	0.1
5,576 (3)	Euronext NV	627,326	0.3
34,478 (1)	Fugro NV	292,220	0.1
5,816	Kendrion NV	134,466	0.1
4,591 (1)	Merus NV	128,778	0.0
653	Nedap N.V.	45,670	0.0
15,330 (3)	Signify NV	742,838	0.3
16,375	Randstad NV	1,176,505	0.5
21,625	SBM Offshore NV	341,422	0.2
478,561 (1)(2)(4)	SNS Reaal NV	—	—
3,505	TKH Group NV	199,670	0.1
3,201	Vastned Retail NV	91,225	0.0
		8,037,626	3.6
	New Zealand: 0.2%
11,991 (1)	Eroad Ltd.	45,542	0.0
6,587	Fletcher Building Ltd. (Ticker: FBU AU)	33,720	0.0
6,859	Fletcher Building Ltd. (Ticker: FBU NZ)	35,278	0.0
20,521	NZX Ltd.	25,472	0.0
8,701	PGG Wrightson Ltd.	28,107	0.0
32,962	Skellerup Holdings Ltd.	147,156	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	New Zealand (continued)
17,771 (1)	Sky Network Television Ltd.	$24,196	0.0
51,600 (1)	Tourism Holdings Ltd.	101,621	0.1
12,139	Warehouse Group Ltd.	35,056	0.0
		476,148	0.2
	Norway: 0.4%
32,008	ABG Sundal Collier ASA	35,274	0.0
12,899	American Shipping Co. ASA	47,639	0.1
2,194	Atea ASA	40,997	0.0
170	Bouvet ASA	1,360	0.0
112,197 (1)	DNO ASA	163,602	0.1
1,731	Elektro Importoren AS	15,552	0.0
1,039	Golden Ocean Group Ltd.	9,397	0.0
320	Medistim ASA	14,394	0.0
6,351	Selvaag Bolig ASA	39,018	0.0
1,938	Sparebank 1 Nord Norge	23,500	0.0
27,803	Sparebanken Vest	324,690	0.2
2,084	Wilh Wilhelmsen Holding ASA	46,131	0.0
		761,554	0.4
	Philippines: 0.0%
31,770	Ginebra San Miguel, Inc.	63,653	0.0

	Poland: 0.2%
1,647	Alumetal SA	22,705	0.0
400	Amica Wronki SA	12,332	0.0
2,061	Asseco South Eastern Europe SA	24,796	0.0
619	Budimex SA	39,564	0.0
31,188 (1)	Jastrzebska Spolka Weglowa SA	405,856	0.2
317 (2)	Stalprodukt SA	21,819	0.0
		527,072	0.2
	Portugal: 0.0%
12,251	CTT-Correios de Portugal SA	67,326	0.0

	Singapore: 1.0%
3,802	Boustead Singapore Ltd.	2,876	0.0
43,400	China Aviation Oil Singapore Corp. Ltd.	32,216	0.0
169,134	China Sunsine Chemical Holdings Ltd.	63,937	0.0
61,500	CSE Global Ltd.	23,487	0.0
459,600	Frasers Logistics & Commercial Trust	517,525	0.2
102,900	Frencken Group Ltd.	174,662	0.1
217,100	Geo Energy Resources Ltd.	54,914	0.0
1,986 (1)	Grindrod Shipping Holdings Ltd.	28,319	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Singapore (continued)
9	Ho Bee Land Ltd.	$19	0.0
477,000	IGG, Inc.	443,502	0.2
114,100	Pacific Century Regional Developments Ltd.	31,730	0.0
78,480	Q&M Dental Group Singapore Ltd.	32,882	0.0
89,000	Raffles Medical Group Ltd.	90,526	0.1
335,500 (1)	Rex International Holding Ltd.	84,335	0.0
259,100	SembCorp Industries Ltd.	386,701	0.2
83,600	Sing Holdings Ltd.	23,558	0.0
13,300	Sing Investments & Finance Ltd.	14,561	0.0
78,392	Tai Sin Electric Ltd.	23,163	0.0
67,951	Tiong Woon Corp. Holding Ltd.	24,187	0.0
192,875	UMS Holdings Ltd.	189,614	0.1
57,500	Wing Tai Holdings Ltd.	82,721	0.1
		2,325,435	1.0
	South Africa: 0.2%
46,167 (1)	ArcelorMittal South Africa Ltd.	19,648	0.0
24,702	Metair Investments Ltd.	46,881	0.0
62,569	Sylvania Platinum Ltd.	92,479	0.1
64,384 (1)	Thungela Resources Ltd.	302,139	0.1
		461,147	0.2
	South Korea: 6.3%
7,124 (1)	Actoz Soft Co. Ltd.	68,114	0.0
16,986	Advanced Process Systems Corp.	345,322	0.2
6,899	AfreecaTV Co. Ltd.	1,142,966	0.5
167	Asia Holdings Co., Ltd.	17,837	0.0
2,802 (1)	Cosmax, Inc.	298,138	0.1
4,753	Coway Co. Ltd.	322,277	0.2
2,725	Cuckoo Holdings Co. Ltd.	52,612	0.0
33,171	Dae Hyun Co. Ltd.	81,700	0.0
14,163	Daewon San Up Co. Ltd.	80,538	0.0
30,921 (1)	Daewoo Engineering & Construction Co., Ltd.	165,548	0.1
724	Dongil Industries Co. Ltd.	87,979	0.0
9,480	Dongkuk Industries Co. Ltd.	31,566	0.0
3,763	Doosan Corp.	332,946	0.2
1,572 (1)	Doosan Bobcat, Inc.	51,377	0.0
4,179	DTR Automotive Corp.	208,018	0.1
8,077	Eusu Holdings Co. Ltd.	41,242	0.0
1,300	Fursys, Inc.	43,424	0.0
3,735	Hanwha Aerospace Co. Ltd.	144,263	0.1
6,033	Hanyang Securities Co. Ltd.	91,956	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
16,717	Hwaseung Corp. Co. Ltd.	$40,336	0.0
3,114	HwaSung Industrial Co. Ltd.	35,716	0.0
1,422	Hyosung TNC Corp.	731,074	0.3
2,040	IDIS Holdings Co. Ltd.	22,393	0.0
5,587	iMarketKorea, Inc.	52,595	0.0
5,550	JB Financial Group Co. Ltd.	42,191	0.0
1,104	KCC Corp.	315,630	0.2
3,015	Kolon Corp.	91,535	0.1
8,671	Kolon Industries, Inc.	663,466	0.3
12,158	Kopla Co. Ltd.	90,642	0.0
74,322	Korea Asset In Trust Co. Ltd.	281,221	0.1
11,037	Korea Real Estate Investment Trust Co.	22,137	0.0
531	KPX Chemical Co. Ltd.	26,260	0.0
3,250	Kukdo Chemical Co. Ltd.	186,184	0.1
3,470	LEADCORP, Inc./The	29,742	0.0
2,614	LEENO Industrial, Inc.	383,120	0.2
1,996	LF Corp.	31,279	0.0
2,419	LG Innotek Co. Ltd.	434,831	0.2
5,116	LIG Nex1 Co. Ltd.	205,088	0.1
15,961 (1)	Lock&Lock Co. Ltd.	143,469	0.1
4,261	LOTTE Fine Chemical Co. Ltd.	311,087	0.1
6,621	LX International Corp.	154,333	0.1
4,194	Maeil Dairies Co. Ltd.	253,131	0.1
3,175	Mando Corp.	138,681	0.1
145	Mi Chang Oil Industrial Co. Ltd.	9,849	0.0
17,492 (1)	Neowiz	394,574	0.2
685	Nice Information & Telecommunication, Inc.	19,766	0.0
9,516	Osstem Implant Co. Ltd.	1,008,709	0.5
35,080	Partron Co. Ltd.	281,704	0.1
6,673	PharmaResearch Co. Ltd.	526,438	0.2
613	Sam Jung Pulp Co. Ltd.	15,901	0.0
8,006	Sam Young Electronics Co. Ltd.	82,767	0.0
3,844	Sambo Corrugated Board Co. Ltd.	47,406	0.0
25,894 (1)	Samsung Engineering Co. Ltd.	550,740	0.3
9,193	Seah Besteel Corp.	170,564	0.1
298	SeAH Holdings Corp.	28,314	0.0
2,237	SeAH Special Steel Co. Ltd.	30,210	0.0
775	SeAH Steel Corp.	68,626	0.0
539	SeAH Steel Holdings Corp.	57,999	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
7,327	Seoul Semiconductor Co. Ltd.	$93,827	0.1
9,334	SFA Engineering Corp.	282,299	0.1
8,511	LX Semicon Co. Ltd.	800,278	0.4
10,720	SNT Dynamics Co., Ltd.	85,134	0.0
6,125	SNT Motiv Co. Ltd.	264,462	0.1
1,473	Soulbrain Co. Ltd./New	330,652	0.2
126	Taekwang Industrial Co. Ltd.	107,861	0.1
7,609	WONIK IPS Co. Ltd.	264,083	0.1
1,770	Yonwoo Co. Ltd.	37,102	0.0
2,166	Yoosung Enterprise Co. Ltd.	6,266	0.0
5,482	Youngone Corp.	209,824	0.1
		14,069,319	6.3
	Spain: 2.3%
3,600	Acciona SA	691,357	0.3
31,779	Acerinox S.A.	442,439	0.2
8,523	Almirall SA	126,743	0.1
35,684	Applus Services SA	322,994	0.2
9,808	Atlantica Yield plc	385,945	0.2
97,784	Bankinter S.A.	538,401	0.2
20,185	Cia de Distribucion Integral Logista Holdings SA	430,198	0.2
101,419	Faes Farma SA	413,625	0.2
10,095	Laboratorios Farmaceuticos Rovi SA	707,192	0.3
43,994	Merlin Properties Socimi SA	476,442	0.2
7,389	Naturhouse Health SAU	16,955	0.0
3,067	Pharma Mar SA	238,042	0.1
4,619	Viscofan SA	315,836	0.1
		5,106,169	2.3
	Sweden: 3.9%
11,393 (1)	Annehem Fastigheter AB	48,952	0.0
35,029	Arjo AB	477,700	0.2
4,141	Atrium Ljungberg AB	95,087	0.1
918	Beijer Alma AB	23,036	0.0
2,530	Bergman & Beving AB	45,663	0.0
42,354	Betsson AB	295,632	0.1
2,526	Bilia AB	44,916	0.0
3,530	BioGaia AB	217,028	0.1
6,188	Biotage AB	200,022	0.1
20,773	Bonava AB	205,221	0.1
5,180	Boule Diagnostics AB	31,485	0.0
5,373	Bufab AB	228,984	0.1
4,123	Byggmax Group AB	35,347	0.0
17,299	Catella AB	77,572	0.1
21,632	Dios Fastigheter AB	251,677	0.1
32,660 (3)	Dometic Group AB	476,361	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Sweden (continued)
6,300 (1)	Doro AB	$49,012	0.0
6,305	Ferronordic AB	215,844	0.1
1,195	FinnvedenBulten AB	10,754	0.0
1,912	FM Mattsson Mora Group AB	55,882	0.0
7,259 (2)	G5 Entertainment AB	397,774	0.2
24,465	Getinge AB	1,094,854	0.5
39,250	GHP Specialty Care AB	117,229	0.1
10,604 (1)	Haldex AB	63,476	0.0
8,062	Hanza Holding AB	31,636	0.0
959	HMS Networks AB	54,717	0.0
13,206 (1)	Humana AB	110,255	0.1
10,089	Inwido AB	184,970	0.1
551	KNOW IT AB	22,135	0.0
8,193	Lindab International AB	268,426	0.1
2,440	Medicover AB	73,976	0.1
10,646 (1)	Mekonomen AB	219,416	0.1
3,431	Micro Systemation AB	17,239	0.0
1,010	Nederman Holding AB	22,277	0.0
78,924 (1)	Net Insight AB	29,705	0.0
9,039	Nilorngruppen AB	87,253	0.0
3,365 (1)	Nimbus Group AB	24,803	0.0
33,084	Nobia AB	203,911	0.1
651	Nordic Waterproofing Holding AB	19,330	0.0
2,084	OEM International AB	46,834	0.0
354	Probi AB	15,808	0.0
56,831	Ratos AB	327,188	0.2
5,165 (1)	RaySearch Laboratories AB	36,747	0.0
23,355	Sectra AB	570,006	0.3
10,346	Softronic AB	30,203	0.0
8,917	Svedbergs i Dalstorp AB	61,468	0.0
42,888	SwedenCare AB	704,411	0.3
3,596	Systemair AB	34,670	0.0
2,024	Tethys Oil AB	14,736	0.0
13,923 (1)	Transtema Group AB	61,755	0.0
832	VBG Group AB	16,075	0.0
3,002	Vitrolife AB	195,379	0.1
4,725	Volati AB	105,636	0.1
17,971	Wihlborgs Fastigheter AB	426,061	0.2
		8,776,534	3.9
	Switzerland: 6.3%
6,967	Adecco Group AG	350,998	0.2
2,577 (1)	Ascom Holding AG	40,112	0.0
272	Bachem Holding AG	218,949	0.1
674 (1)	Basilea Pharmaceutica AG	31,534	0.0
1,105	Bossard Holding AG	405,846	0.2
1,304	Bucher Industries AG	658,118	0.3

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland (continued)
558	Burkhalter Holding AG	$40,345	0.0
1,045	Calida Holding AG	55,354	0.0
21	Carlo Gavazzi Holding AG	5,791	0.0
5,763 (1)	Cavotec SA	15,255	0.0
9,664	Coca-Cola HBC AG	334,956	0.2
1,491	Comet Holding AG	554,788	0.3
839 (1)	Feintool International Holding AG	49,574	0.0
212	Forbo Holding AG	412,445	0.2
9,341	Julius Baer Group Ltd.	675,654	0.3
7,152	Kudelski SA	28,472	0.0
23,888	Logitech International SA	1,998,303	0.9
2,906 (1)(3)	Medmix AG	138,936	0.1
4,268 (1)	Meier Tobler Group AG	90,199	0.1
17	Metall Zug AG	38,544	0.0
2,028 (1)	Mikron Holding AG	17,276	0.0
47	Phoenix Mecano AG	22,869	0.0
4,883	PSP Swiss Property AG	610,405	0.3
361 (1)	Rieter Holding AG	74,936	0.0
2,906	Sulzer AG	285,674	0.1
5,414	Swissquote Group Holding SA	1,098,226	0.5
4,073	Tecan Group AG	2,495,538	1.1
14,041	Vifor Pharma AG	1,813,056	0.8
8,321	Vontobel Holding AG	770,600	0.3
170 (1)	V-ZUG Holding AG	23,877	0.0
7,165 (1)(3)	Wizz Air Holdings Plc	453,137	0.2
624 (1)	Zur Rose Group AG	221,494	0.1
		14,031,261	6.3
	Taiwan: 1.0%
147,000	Chien Kuo Construction Co. Ltd.	69,333	0.0
75,200	Coretronic Corp.	155,654	0.1
71,000	Everlight Electronics Co., Ltd.	126,794	0.1
115,000	General Interface Solution Holding Ltd.	402,472	0.2
67,000	Generalplus Technology, Inc.	158,393	0.1
30,000	Global Mixed Mode Technology, Inc.	243,165	0.1
22,000	Kedge Construction Co. Ltd.	37,269	0.0
153,846	Kindom Construction Co.	212,380	0.1
12,000	Lumax International Corp., Ltd.	30,728	0.0
79,900	Medtecs International Corp. Ltd.	21,627	0.0
23,000	Nexcom International Co. Ltd.	19,297	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
40,606	FocalTech Systems Co. Ltd.	$234,060	0.1
50,000	Rechi Precision Co. Ltd.	33,579	0.0
52,000	Sigurd Microelectronics Corp.	109,913	0.1
82,000	Solteam, Inc.	203,703	0.1
22,000	TSRC Corp.	25,378	0.0
23,100	Userjoy Technology Co. Ltd.	65,434	0.0
11,000	Winstek Semiconductor Co. Ltd.	12,016	0.0
8,000	X-Legend Entertainment Co. Ltd.	15,534	0.0
		2,176,729	1.0
	Thailand: 0.1%
98,900	Pruksa Holding PCL	41,118	0.0
186	Thai Rayon PCL - NVDR	287	0.0
24,900	Thai Stanley Electric PCL - NVDR	132,445	0.1
		173,850	0.1
	Ukraine: 0.0%
2,452	Astarta Holding NV	33,249	0.0

	United Arab Emirates: 0.0%
23,964	Commercial Bank of Dubai PSC	26,101	0.0
54,250 (1)	Emaar Development PJSC	57,876	0.0
		83,977	0.0
	United Kingdom: 9.8%
113,258	888 Holdings PLC	593,337	0.3
3,244 (1)	accesso Technology Group PLC	39,335	0.0
9,372	Alumasc Group PLC/The	29,500	0.0
9,959	Animalcare Group PLC	51,519	0.0
537	Aptitude Software Group PLC	4,652	0.0
10,742	Belvoir Group PLC	38,737	0.0
32,379	Bovis Homes Group PLC	542,209	0.2
41,689	Brickability Group PLC	60,191	0.0
178,070	Cairn Energy PLC	444,572	0.2
7,956	Cerillion PLC	86,561	0.1
2,399	Character Group PLC/The	17,319	0.0
9,389	Chemring Group PLC	37,438	0.0
2,516	Chesnara PLC	9,917	0.0
22,964	Close Brothers Group PLC	452,555	0.2
32,361	Computacenter PLC	1,189,746	0.5
3,539	Craneware PLC	110,427	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
8,773	Cranswick PLC	$415,418	0.2
10,788 (1)	CVS Group PLC	367,661	0.2
9,225	Daily Mail & General Trust PLC	131,299	0.1
2,897 (1)	Eagle Eye Solutions Group PLC	21,707	0.0
23,150	Eckoh PLC	16,325	0.0
29,412	Electrocomponents PLC	452,521	0.2
4,019 (1)	Endava PLC ADR	636,851	0.3
17,494	Endeavour Mining PLC	444,418	0.2
6,132 (1)	Ergomed PLC	120,424	0.1
4,087	FDM Group Holdings PLC	67,153	0.0
14,872 (1)	Finsbury Food Group PLC	18,521	0.0
22,774	Future PLC	1,098,692	0.5
16,444 (1)	Gattaca PLC	48,159	0.0
1,962 (1)	Gear4Music Holdings PLC	24,166	0.0
85,471	Gem Diamonds Ltd.	63,165	0.0
3,406 (1)	Go-Ahead Group PLC	36,591	0.0
10,283	Greggs PLC	429,798	0.2
9,022	Halfords Group PLC	32,893	0.0
3,550	Hargreaves Services PLC	20,409	0.0
24,745	Hikma Pharmaceuticals PLC	815,643	0.4
13,828	Howden Joinery Group PLC	174,070	0.1
15,512	Hunting PLC	35,962	0.0
34,968	IG Group Holdings PLC	379,733	0.2
32,194	IMI PLC	718,952	0.3
14,376	Impact Healthcare Reit PLC	23,255	0.0
27,797	Inchcape PLC	314,224	0.2
89,261 (1)	Indivior PLC	297,089	0.1
1,907 (1)	Instem PLC	21,643	0.0
14,612	Intermediate Capital Group PLC	438,287	0.2
57,191	International Personal Finance PLC	99,714	0.1
30,682	Investec PLC - INP - ZAR	138,804	0.1
46,449	Investec PLC - INVP - GBP	210,918	0.1
5,133	Jarvis Securities PLC	19,840	0.0
350	Judges Scientific PLC	35,388	0.0
26,179 (1)	Just Group PLC	32,755	0.0
3,215	Keystone Law Group PLC	35,024	0.0
4,046 (1)	Kooth Plc	20,543	0.0
114,663	LondonMetric Property PLC	410,098	0.2
2,492	Luxfer Holdings PLC	50,114	0.0
24,278	Macfarlane Group PLC	43,609	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
86,541	Man Group PLC/Jersey	$275,600	0.1
178,389 (1)	Marks & Spencer Group PLC	448,425	0.2
62,676 (1)	Mcbride PLC	60,043	0.0
80,093	Micro Focus International PLC	392,493	0.2
5,425	Morgan Sindall PLC	168,074	0.1
2,776	Next Fifteen Communications Group PLC	46,782	0.0
67,473	Ninety One PLC	240,823	0.1
18,017	Norcros PLC	82,108	0.0
13,291	Numis Corp. PLC	61,298	0.0
79,034	OSB Group PLC	546,218	0.3
11,000 (1)	Oxford Biomedica PLC	229,123	0.1
6,273	Oxford Instruments Plc	197,371	0.1
30,578	Oxford Metrics PLC	50,636	0.0
40,963	Pagegroup PLC	372,238	0.2
149,648	Pan African Resources PLC	35,471	0.0
82,397	Pets at Home Group Plc	543,976	0.3
21,751 (1)	Photo-Me International PLC	19,706	0.0
15,419	Polar Capital Holdings PLC	175,144	0.1
57,398	QinetiQ PLC	211,795	0.1
6,407	Rathbone Brothers PLC	172,261	0.1
67,611	Redrow PLC	595,297	0.3
2,983	Robert Walters PLC	34,700	0.0
109,005	Royal Mail PLC	628,395	0.3
24,820	RPS Group PLC	42,935	0.0
47,253	Safestore Holdings PLC	777,311	0.4
11,748	Sanderson Design Group PLC	28,377	0.0
13,414	Savills PLC	260,313	0.1
250,241	Serco Group PLC	432,270	0.2
24,103	Severfield PLC	23,618	0.0
1,505	Solid State PLC	22,347	0.0
46,641	Speedy Hire PLC	40,724	0.0
111,069	Spirent Communications PLC	437,770	0.2
8,478	SThree PLC	68,339	0.0
3,582	Stolt-Nielsen Ltd.	55,247	0.0
32,300	Sureserve Group PLC	40,005	0.0
66,491	Synthomer PLC	460,896	0.2
39,144	Tate & Lyle PLC	347,244	0.2
3,032 (1)	Team17 Group PLC	29,461	0.0
19,604	Travis Perkins PLC	414,445	0.2
111,949	Tritax Big Box REIT Plc	344,516	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
1,875	Vp PLC	$25,789	0.0
21,704	Xpediator PLC	15,297	0.0
3,585	YouGov PLC	64,763	0.0
		21,989,495	9.8
	United States: 0.5%
2,660	Caesarstone Ltd.	33,197	0.0
1,227 (1)	Civeo Corp.	27,693	0.0
15,100 (1)	Hamilton Thorne Ltd.	23,426	0.0
34,503 (1)	Nitro Software Ltd.	97,536	0.0
7,362 (1)	Nova Ltd.	799,660	0.4
19,288 (1)	Viemed Healthcare, Inc.	110,654	0.1
		1,092,166	0.5
	Total Common Stock (Cost $187,235,690)	219,382,973	97.9
PREFERRED STOCK: 0.9%
	Brazil: 0.2%
181,700	Usinas Siderurgicas de Minas Gerais SA Usiminas	426,579	0.2

	Denmark: 0.1%
575	Brodrene A&O Johansen A/S	99,124	0.1

	Germany: 0.6%
323	Biotest AG	15,645	0.0
7,874	Draegerwerk AG & Co. KGaA	619,871	0.3
856	Einhell Germany AG	170,201	0.1
2,777	Jungheinrich AG	140,829	0.1
130	KSB SE & Co. KGaA	54,101	0.0
39,645	Schaeffler AG	315,026	0.1
116	STO AG	26,095	0.0
1,593	Villeroy & Boch AG	44,196	0.0
		1,385,964	0.6
	South Africa: 0.0%
776	Absa Bank Ltd.	38,609	0.0

	Sweden: 0.0%
2,049	Aros Bostadsutveckling AB	23,811	0.0
12,677	NP3 Fastigheter AB	49,316	0.0
		73,127	0.0
	Total Preferred Stock (Cost $1,598,486)	2,023,403	0.9
	Total Long-Term Investments (Cost $188,834,176)	221,406,376	98.8

Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Repurchase Agreements: 0.4%
738,123 (5)	Bank of America Inc.,
Repurchase Agreement
dated 10/29/21, 0.05%,
due 11/01/21 (Repurchase
Amount $738,126,
collateralized by various
U.S. Government Agency
Obligations, 1.500%-
5.000%, Market Value plus
accrued interest $752,885,
due 09/01/28-01/01/59)
(Cost $738,123)	$738,123	0.4
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.7%
1,622,484	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $1,622,484)	1,622,484	0.7
		Total Short-Term Investments (Cost $2,360,607)	2,360,607	1.1
		Total Investments in Securities (Cost $191,194,783)	$223,766,983	99.9
		Assets in Excess of Other Liabilities	210,099	0.1
		Net Assets	$223,977,082	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR American Depositary Receipt
(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of October 31, 2021.

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021 (continued)

Sector Diversification	Percentage of Net Assets
Industrials	20.0%
Information Technology	15.4
Health Care	13.3
Consumer Discretionary	12.0
Materials	11.6
Financials	7.2
Real Estate	6.7
Communication Services	4.9
Sector Diversification	Percentage of Net Assets
Energy	4.3
Consumer Staples	2.3
Utilities	1.1
Short-Term Investments	1.1
Assets in Excess of Other Liabilities	0.1
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2021
Asset Table
Investments, at fair value
Common Stock
Australia	$458,517	$14,513,970	$—	$14,972,487
Austria	320,788	641,488	—	962,276
Belgium	78,411	220,736	—	299,147
Brazil	22,224	—	—	22,224
Canada	26,731,639	—	—	26,731,639
China	232,867	2,935,196	—	3,168,063
Czech Republic	48,430	—	—	48,430
Denmark	394,803	2,750,792	—	3,145,595
Finland	374,503	3,139,668	—	3,514,171
France	1,425,306	12,788,615	—	14,213,921
Germany	1,016,532	13,405,796	—	14,422,328
Greece	19,061	66,776	—	85,837
Guernsey	328,833	—	—	328,833
Hong Kong	1,143,002	3,456,832	—	4,599,834
India	50,689	633,980	—	684,669
Ireland	357,626	985,175	—	1,342,801
Israel	5,188,390	244,891	—	5,433,281
Italy	739,111	3,294,090	—	4,033,201
Japan	789,579	38,067,911	—	38,857,490
Luxembourg	282,527	—	—	282,527
Malaysia	160,085	71,455	—	231,540
Malta	—	1,749,969	—	1,749,969
Netherlands	1,073,454	6,964,172	—	8,037,626
New Zealand	251,950	224,198	—	476,148
Norway	199,368	562,186	—	761,554
Philippines	63,653	—	—	63,653
Poland	99,397	427,675	—	527,072
Portugal	—	67,326	—	67,326
Singapore	249,779	2,075,656	—	2,325,435
South Africa	441,499	19,648	—	461,147
South Korea	87,979	13,981,340	—	14,069,319
Spain	2,400,589	2,705,580	—	5,106,169
Sweden	3,089,276	5,687,258	—	8,776,534
See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2021 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2021
Switzerland	688,396	13,342,865	—	14,031,261
Taiwan	21,627	2,155,102	—	2,176,729
Thailand	132,732	41,118	—	173,850
Ukraine	33,249	—	—	33,249
United Arab Emirates	—	83,977	—	83,977
United Kingdom	10,375,096	11,614,399	—	21,989,495
United States	994,630	97,536	—	1,092,166
Total Common Stock	60,365,597	159,017,376	—	219,382,973
Preferred Stock	1,419,108	604,295	—	2,023,403
Short-Term Investments	1,622,484	738,123	—	2,360,607
Total Investments, at fair value	$63,407,189	$160,359,794	$—	$223,766,983

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(6,216)
Total	$(6,216)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$11
Total	$11
At October 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $193,442,883.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$41,232,842
Gross Unrealized Depreciation	(10,527,701)
Net Unrealized Appreciation	$30,705,141
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK:90.7%
	Communication Services: 8.5%
302,000	Mobile TeleSystems PJSC ADR	$2,775,380	3.0
62,800 (1)	Yandex NV	5,202,352	5.5
		7,977,732	8.5

	Consumer Staples: 8.0%
38,000	Magnit OJSC	3,467,941	3.7
118,700	X5 Retail Group N.V. - FIVEL GDR	4,043,637	4.3
		7,511,578	8.0

	Energy: 32.5%
2,250,000	Gazprom PJSC	11,086,509	11.8
40,000	Lukoil PJSC ADR	4,081,200	4.3
37,800	Lukoil PJSC	3,857,561	4.1
12,450	Novatek PJSC GDR	3,160,680	3.4
115,000	Novatek PJSC	2,920,013	3.1
1,720,000	Sovcomflot PJSC	2,066,984	2.2
2,000,000	Surgutneftegas PJSC	962,317	1.0
320,000	Tatneft PJSC	2,445,265	2.6
		30,580,529	32.5

	Financials: 15.5%
240,000	Halyk Savings Bank of Kazakhstan JSC GDR	4,320,000	4.6
8,467	Kaspi.KZ JSC GDR	1,227,715	1.3
1,050,000	Sberbank of Russia PJSC	5,282,334	5.6
80,000	Sberbank PAO ADR	1,606,400	1.7
2,800,000,000 (1)	VTB Bank PJSC	2,091,504	2.3
		14,527,953	15.5

	Industrials: 2.5%
2,445,000 (1)	Aeroflot PJSC	2,372,202	2.5

	Information Technology: 8.4%
6,800 (1)	EPAM Systems, Inc.	4,578,032	4.9
116,000 (1)	Grid Dynamics Holdings, Inc.	3,335,000	3.5
		7,913,032	8.4

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: 15.3%
1,655,000	Alrosa PJSC	$2,921,947	3.1
355,398	Kinross Gold Corp.	2,136,523	2.3
14,420	MMC Norilsk Nickel OJSC	4,501,448	4.8
36,100	PhosAgro PJSC	2,852,699	3.0
105,000	Polymetal International PLC	1,941,023	2.1
		14,353,640	15.3
	Total Common Stock
	(Cost $49,024,453)	85,236,666	90.7
PREFERRED STOCK: 6.5%
	Energy: 5.0%
1,837,000	Surgutneftegas	1,000,799	1.1
320,000	Tatneft	2,203,216	2.3
700	Transneft PJSC	1,502,183	1.6
		4,706,198	5.0

	Financials: 1.5%
310,000	Sberbank of Russia	1,404,938	1.5
	Total Preferred Stock
	(Cost $4,477,108)	6,111,136	6.5
	Total Long-Term Investments
	(Cost $53,501,561)	91,347,802	97.2
SHORT-TERM INVESTMENTS: 2.4%
	Mutual Funds: 2.4%
2,218,024 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%
	(Cost $2,218,024)	2,218,024	2.4
	Total Short-Term Investments
	(Cost $2,218,024)	2,218,024	2.4
	Total Investments in Securities (Cost $55,719,585)	$93,565,826	99.6
	Assets in Excess of Other Liabilities	362,422	0.4
	Net Assets	$93,928,248	100.0

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of October 31, 2021.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2021
Asset Table
Investments, at fair value
Common Stock
Communication Services	$7,977,732	$—	$—	$7,977,732
Consumer Staples	—	7,511,578	—	7,511,578
Energy	6,148,184	24,432,345	—	30,580,529
Financials	7,154,115	7,373,838	—	14,527,953
Industrials	—	2,372,202	—	2,372,202
Information Technology	7,913,032	—	—	7,913,032
Materials	2,136,523	12,217,117	—	14,353,640
Total Common Stock	31,329,586	53,907,080	—	85,236,666
Preferred Stock	1,000,799	5,110,337	—	6,111,136
Short-Term Investments	2,218,024	—	—	2,218,024
Total Investments, at fair value	$34,548,409	$59,017,417	$—	$93,565,826

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $56,040,580.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$37,892,678
Gross Unrealized Depreciation	(363,032)
Net Unrealized Appreciation	$37,529,646
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2021 were as follows:
Fund Name	Type	Per Share Amount
Voya Global Bond Fund
Class A	NII	$0.0378
Class C	NII	$0.0250
Class I	NII	$0.0415
Class P	NII	$0.0503
Class P3	NII	$0.0524
Class R	NII	$0.0317
Class R6	NII	$0.0420
Class W	NII	$0.0384
Class A	ROC	$0.3834
Class C	ROC	$0.3208
Class I	ROC	$0.4018
Class P	ROC	$0.4448
Class P3	ROC	$0.4553
Class R	ROC	$0.3535
Class R6	ROC	$0.4045
Class W	ROC	$0.3869
Voya Global High Dividend Low Volatility Fund
Class A	NII	$0.8416
Class C	NII	$0.5769
Class I	NII	$0.9380
Fund Name	Type	Per Share Amount
Voya Global High Dividend Low Volatility Fund (continued)
Class R6	NII	$0.9607
Class W	NII	$0.9379
Voya Global Perspectives® Fund
Class A	NII	$0.3401
Class C	NII	$0.2383
Class I	NII	$0.3589
Class R	NII	$0.2938
Class W	NII	$0.3568
All Classes	STCG	$0.1060
Voya Multi-Manager International Small Cap Fund
Class A	NII	$0.8017
Class C	NII	$0.3175
Class I	NII	$0.9755
Class P3	NII	$1.0123
Class W	NII	$0.9148
Voya Russia Fund
Class A	NII	$0.9473
Class I	NII	$1.0468
Class W	NII	$1.0306
All Classes	LTCG	$2.0550

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
ROC – Return of capital
Of the ordinary distributions made during the year ended October 31, 2021, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Global High Dividend Low Volatility Fund	66.66%
Voya Global Perspectives® Fund	3.66%
For the year ended October 31, 2021, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Global High Dividend Low Volatility Fund	100.00%
Voya Global Perspectives® Fund	12.11%
Voya Multi-Manager International Small Cap Fund	68.87%
Voya Russia Fund	89.17%
The Funds designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Russia Fund	$4,405,145

TAX INFORMATION (Unaudited) (continued)

The Funds designate the following amount as Section 199A dividends:
Voya Global High Dividend Low Volatility Fund	$200,021
Voya Global Perspectives® Fund	$60,573
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Global Perspectives® Fund	$24,056	$0.0021	3.96%
Voya Multi-Manager International Small Cap Fund	$355,443	$0.1175	36.45%
Voya Russia Fund	$409,814	$0.1871	68.00%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	131	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Trustee	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	131	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015 – Present	Retired.	131	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2021.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012- Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 – Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2021).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166211         (1021-122221)

Annual Report
October 31, 2021
Classes A, C, I, P, P3, R, R6, and W
■
Voya International High Dividend Low Volatility Fund

■
Voya Multi-Manager Emerging Markets Equity Fund

■
Voya Multi-Manager International Equity Fund

■
Voya Multi-Manager International Factors Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from each fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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You will be notified by e-mail when these communications become available on the internet.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Despite Inflation, Major Market Corrections Seem Unlikely
Dear Shareholder,
U.S. stock markets have extended their year-to-date advance into the final months of 2021, propelled by better-than-expected corporate earnings and accelerating economic momentum as the COVID-19 pandemic subsides. As the economy expands, it is our opinion that supply-chain bottlenecks are driving up prices and increasing inflation. This has led to concerns that, to counter inflationary forces, the U.S. Federal Reserve Board (“Fed”) may have to raise interest rates sooner than expected; these concerns have been driving volatility in the bond markets.
The Fed maintains its belief that inflation is transitory, and we continue to share the Fed’s view that price increases will be manageable. This month the Fed will begin “tapering,” i.e., trimming its monthly purchases of mortgage-backed securities, which have helped support the economy by keeping long-term interest rates low. Most observers believe that, despite current inflation pressures, the Fed will conclude this tapering process before undertaking any policy action to raise rates.
Even as tapering gets underway, in our view, monetary policy remains highly supportive of economic growth. With COVID-19 fears subsiding and the U.S. economy turning upward, we believe that there are plenty of reasons for optimism. There are still some uncertainties, such as China’s economy cresting its peak, with soaring energy prices there and in Europe. Looking at the big picture, however, we believe corporate earnings will keep growing and equities will continue to provide attractive return potential.
As we’ve often noted, the financial markets can sometimes confound expectations, so we believe that it’s important to have a plan for investing consistently through headwinds and tailwinds. Keep focused on your long-term goals and don’t get distracted by short-term fluctuations, however compelling or distracting they may seem. Should your long-term goals change, discuss the situation thoroughly with your financial advisor before making any changes to your investment portfolio.
Regardless of events, at Voya we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to working with you in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
November 17, 2021
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Benchmark Descriptions

Index	Description
MSCI All Country World (ex-U.S.) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Value Index	The index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada.
2

Portfolio Managers’ Report	Voya International High Dividend Low Volatility Fund

Geographic Diversification as of October 31, 2021 (as a percentage of net assets)

Japan	23.8%
United Kingdom	16.2%
Germany	9.0%
France	8.8%
Australia	6.8%
Italy	5.7%
Switzerland	5.3%
Netherlands	3.2%
Hong Kong	2.7%
Countries between 0.1% – 2.5%^	14.6%
Assets in Excess of Other Liabilities*	3.9%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 14 countries, which each represents 0.1% – 2.5% of net assets.
Portfolio holdings are subject to change daily.
Voya International High Dividend Low Volatility Fund (the “Fund”) seeks maximum total return. The Fund is managed by Vincent Costa, CFA, Steve Wetter, Kai Yee Wong, and Peg DiOrio, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended October 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 27.49% compared to the MSCI EAFE® Value IndexSM (the “Index” or “MSCI EAFE® Value”) and the MSCI EAFE® IndexSM (“MSCI EAFE®”) which returned 38.31% and 34.18%, respectively.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index. In terms of the Fund’s performance, the Fund’s lower beta positioning and, to a lesser extent, industry exposure and smaller market capitalization detracted from performance. Conversely, the stock ranking model contributed to results, driven primarily by the operations and sentiment signals.
Regionally, portfolio holdings within Europe and Japan detracted the most from performance. On the sector level, the allocation and portfolio holdings within the financials and consumer staples sectors detracted the most value. The detractors included our holding in Nestle S.A., not owning Royal Dutch Shell PLC and our position in Roche Holding Ltd.
By contrast, stock selection and our allocation to the real estate sector had a positive impact. The key contributors included not owning SoftBank Group Corp. and underweight positions in Novartis AG and Iberdrola SA.
Top Ten Holdings as of October 31, 2021 (as a percentage of net assets)

iShares MSCI EAFE Value Index ETF	3.0%
GlaxoSmithKline PLC	1.8%
Zurich Insurance Group AG	1.3%
Mitsubishi UFJ Financial Group, Inc.	1.3%
Sanofi	1.2%
Deutsche Post AG	1.2%
BP PLC	1.1%
Nordea Bank Abp	1.1%
National Grid PLC	1.1%
Rio Tinto Ltd.	1.1%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: This is an actively managed investment strategy that seeks to maximize total return to the extent consistent with maintaining lower volatility, than the Index. The investment process seeks to create a universe of stable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to seek to identify the most attractive stocks within each sector. The Fund is optimized in seeking to achieve its dividend, alpha and volatility objectives.

*
Effective December 31, 2020, the Fund changed its benchmark from the MSCI EAFE® to the MSCI EAFE® Value because the MSCI EAFE® Value is considered by the sub-adviser to be a more appropriate benchmark reflecting the type of securities in which the Fund invests.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
3

Voya International High Dividend Low Volatility Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2021
	1 Year	Since Inception of Classes A & I December 6, 2016	Since Inception of Class P3 February 28, 2019
Including Sales Charge:
Class A(1)	20.12%	4.53%	—
Class I	27.86%	6.12%	—
Class P3	28.70%	—	6.82%
Class R6(2)	27.81%	6.09%	—
Excluding Sales Charge:
Class A	27.49%	5.80%	—
Class I	27.86%	6.12%	—
Class P3	28.70%	—	6.82%
Class R6(2)	27.81%	6.09%	—
MSCI EAFE® Value	38.31%	5.93%	5.74%
MSCI EAFE®	34.18%	10.13%	11.48%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya International High Dividend Low Volatility Fund against the indices indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Class R6 incepted on February 28, 2020. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

4

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Van Eck Associates Corporation (“VanEck”), Delaware Investments Fund Advisers (“Delaware”) and Voya Investment Management Co. LLC (“Voya IM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: David A. Semple, Portfolio Manager, and Angus Shillington, Assistant Portfolio Manager, of the Sleeve that is managed by Van Eck; Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware; and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM.
Performance: For the year ended October 31, 2021, the Fund’s Class A shares provided a total return of 14.76%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 16.96% for the same period.
Portfolio Specifics: Van Eck Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 982 basis points (-9.82%) for the year ended October 31, 2021. During the period under review, overall optimism about the prospects for the asset class gave way to underlying debate and concern on certain key topics such as inflation, commodity prices, China regulation and the impact of digital or cryptocurrencies.
The Sleeve’s performance during the period under review was disappointing for us. There were three main reasons, in our view. Firstly, the recharged economic momentum of the U.S. versus the stabilization of the Chinese economy impacted U.S. dollar-based returns. Secondly, although the time period started with continued leadership of the most aggressive growth names, that abruptly switched to a value/reflationary trade, without pausing to reward true structural growth at a reasonable price. We believe this will change when style rotation calms down. Thirdly, some of the very large-cap standard bearers of structural growth at a reasonable price, such as Alibaba Group Holding Ltd. (1.20% of Sleeve net assets), had a challenging year, in part due to regulatory concerns. But one thing did not change — we continue to see the most remarkable acceleration of digitization across emerging markets that we believe has created ample opportunity for investing in forward-looking, sustainable and structural growth companies in the space. We do not think this pace is decelerating, rather we believe we will see more acceleration in digitization, innovation and disruption going forward.
On a sector level, exposures in financials, communication services and real estate contributed to the Sleeve’s relative performance, whereas consumer discretionary, information technology and materials detracted. On a country level, investments in companies from Kazakhstan, Georgia and Turkey helped the Sleeve’s performance on a relative basis, while China, Brazil and Taiwan Region detracted. On an issuer level, Samsung SDI Co., Ltd, Sea Ltd. (Singapore) Sponsored ADR Class A and Kaspi.kz JSC Sponsored GDR RegS were top contributors on an absolute basis, whereas Alibaba Group Holding Ltd. Sponsored ADR, Tencent Holdings Ltd. and Alibaba Health Information Technology Ltd. detracted.
So far this year, the “toggle” between growth at any price and low-quality value has not done any favors to our Sleeve, which is guided by the philosophy of forward-looking, sustainable and structural growth. However, after an active year ending October 31, 2021, we feel very excited about our holdings and strongly believe that we are well positioned with compelling, stock-specific opportunities in a diversified portfolio that fits nicely into the evolving emerging markets investment landscape.
Delaware Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 447 basis points (-4.47%) for the year ended October 31, 2021. The energy sector contributed the most to relative performance as companies producing oil and gas, including Gazprom and Rosneft in Russia, benefited from rising energy prices. The technology sector also contributed positively. End-demand for technology products appeared resilient, supporting the outlook for leading semiconductor companies, including Mediatek and Taiwan Semiconductor Manufacturing in Taiwan.
On the negative side, the materials and financials sectors detracted the most from relative performance. The Sleeve is underweight to both of these sectors, which outperformed significantly as global economies began to recover from COVID-19-related slowdowns.
Among individual stocks, SK Telecom in South Korea contributed the most to relative performance. The company announced plans to separate its telecom and non-telecom assets into two companies. In contrast, Americanas (formerly B2W) and Wuliangye Yibin detracted the most from
5

Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

relative performance. Shares of Americanas in Brazil underperformed as the company’s gross merchandise value (GMV) growth rate lagged peers, while investments in digital marketing and other growth initiatives weighed on margins. We believe that Brazilian e-commerce remains an attractive secular growth opportunity and that Americanas’ business strategy and assets position the company well to benefit from this growth. Shares of Wuliangye Yibin in China also underperformed as investor sentiment toward Chinese equities appeared to deteriorate in the face of heightened regulatory scrutiny on certain business practices and weakening macroeconomic data. We believe that long-term consumption premiumization trends remain intact in China and that Wuliangye Yibin’s brand strength supports the company’s competitiveness in the white liquor industry. The Sleeve continues to hold both Americanas and Wuliangye Yibin.
Voya IM Sleeve — The Sleeve outperformed the MSCI EM IndexSM by an estimated 1,109 basis points (11.09%) for the year ended October 31, 2021. The Voya sleeve employs a “passive management” approach designed to track the performance of the FTSE Emerging Plus Korea Select Factor Index (“FTSE Index”). For the fiscal reporting period the Sleeve slightly lagged the FTSE Index, largely due to an underweight of the consumer discretionary sector relative to the FTSE Index and to the Sleeve’s use of MSCI EM IndexSM futures. Despite this slight lag, because the Sleeve’s performance tends to align with the FTSE Index, it outperformed the MSCI EM IndexSM for the period.
The FTSE Index outperformed the MSCI EM IndexSM for the reporting period. The outperformance was attributed mostly to the FTSE Index’s lesser exposure to the communication services and consumer discretionary sectors, and to its greater exposure to the information technology sector, relative to the MSCI EM IndexSM. The top contributing stocks included underweights of Alibaba Group Holding Ltd. Sponsored ADR and Tencent Holdings Ltd., and an overweight of United Microelectronics Corp. The biggest detractors included underweights of Taiwan Semiconductor Manufacturing Co., Ltd. and Samsung Electronics Co., Ltd.; and not owning the MSCI EM IndexSM stock, ICICI Bank Limited.
The Sleeve utilizes derivatives such as futures on individual securities and indexes, to maintain its passive strategy of mirroring the FTSE Index while benchmarking itself against the MSCI EM IndexSM. During the reporting period, the Sleeve’s use of futures detracted from results.
Current Strategy and Outlook: Van Eck Sleeve — On the positive side of the ledger, mobility has generally increased and overall we believe there is a decent impetus towards normality. In part, this is driven by a significant increase of the rate of vaccination in emerging markets. Availability of vaccines and actual vaccination rates have generally surpassed expectations.
While global growth is impressive, driven by a cocktail of year-over-year comparisons, near normal mobility in the U.S. and continued super-relaxed monetary and fiscal policies, it is not without challenges. Supply chains are sometimes stretched and vulnerable and previous underinvestment in commodities is coming home to roost in an environment of rapidly accelerating demand. This has given advocates of inflation some immediate ammunition to argue for higher inflation. But the debate is not about relatively temporary observations, in our view. Rather we believe it is about long-run expectations where the outlook is much less clear, as secular forces of debt, demographics and digitization may conspire to keep generalized inflation low.
On the regulatory front, the shifting landscape of regulatory action and property angst in China were widely discussed, but not always understood. It is true, in our view, that many regulations will ultimately create a better end point of fairer, more sustainable industries, but the journey can be arduous and uncertain. Investors do not like uncertainty. As a result, we believe the opportunity set is even more company-specific in China and in the rest of emerging markets.
Delaware Sleeve — We believe that market volatility may persist in the near-term due to ongoing concerns about global supply chain challenges, rising interest rates, and geopolitical tension. Nonetheless, over the long-term, we continue to expect some trends to persist including greater technology adoption, industry consolidation, consumption premiumization, accommodative monetary policy, and improvements in corporate governance. Our strategy remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects, and that trade at significant discounts to their intrinsic value. We are particularly focused on companies that we believe could benefit from long-term changes in how people in emerging markets live and work.
Among countries, the Sleeve currently holds overweight positions in South Korea and Russia. Conversely, the Sleeve is currently underweight China, South Africa, and Saudi Arabia. Sectors we currently favor include technology, consumer staples, energy, and communication services. The Sleeve is most underweight to financials and materials.
Voya IM Sleeve — The Sleeve invests principally in equity securities and employs a “passive management” approach designed to track the performance of the FTSE Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
6

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Average Annual Total Returns for the Periods Ended October 31, 2021
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	8.19%	7.99%	3.80%	—
Class C(2)	12.94%	8.45%	3.64%	—
Class I	15.23%	9.66%	4.79%	—
Class P(3)	16.37%	10.23%	5.07%	—
Class P3	16.55%	—	—	6.67%
Class R	14.55%	8.99%	4.16%	—
Class W	15.15%	9.54%	4.69%	—
Excluding Sales Charge:
Class A	14.76%	9.28%	4.42%	—
Class C	13.94%	8.45%	3.64%	—
Class I	15.23%	9.66%	4.79%	—
Class P(3)	16.37%	10.23%	5.07%	—
Class P3	16.55%	—	—	6.67%
Class R	14.55%	8.99%	4.16%	—
Class W	15.15%	9.54%	4.69%	—
MSCI EM IndexSM	16.96%	9.39%	4.88%	5.87%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager Emerging Markets Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The
Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(3)
Class P incepted on February 28, 2019. The Class P shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective August 24, 2015, one new sub-adviser was added to the Fund. Effective August 9, 2019, one sub-adviser was removed from the Fund and replaced with a different sub-adviser. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

7

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2021 (as a percentage of net assets)

Japan	16.1%
United Kingdom	13.1%
Germany	8.5%
France	6.6%
Canada	5.7%
China	5.6%
Netherlands	5.1%
Sweden	4.7%
South Korea	4.6%
United States	3.0%
Countries between 0.1% – 2.7%^	25.0%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 24 countries, which each represents 0.1% – 2.7% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Equity Fund* (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by three sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”), Polaris Capital Management, LLC (“Polaris”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, Moritz Sitte, CFA, Portfolio Managers of the Sleeve that is managed by Baillie Gifford; Bernard R. Horn, Jr., Sumanta Biswas, CFA, Jason Crawshaw and Bin Xiao, CFA, Portfolio Managers of the Sleeve that is managed by Polaris; and Nicolas M. Choumenkovitch and Tara Connolly Stillwell, CFA, Portfolio Managers of the Sleeve that is managed by Wellington.
Performance: For the year ended October 31, 2021, the Fund’s Class I shares provided a total return of 30.69% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.SM”), which returned 34.18% and 29.66%, respectively, for the same period.
Portfolio Specifics: Baillie Gifford Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 1,203 basis points (-12.03%) for the year ended October 31, 2021. Both stock selection and asset allocation contributed to underperformance during the period. Globally, the COVID-19 pandemic continues to impact people’s health and wellbeing, but also their habits and lives more generally. This has continued to impact some of the businesses held in the portfolio.
Top Ten Holdings as of October 31, 2021* (as a percentage of net assets)

ASML Holding NV	1.5%
Sony Group Corp.	1.4%
Mettler Toledo International, Inc.	1.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.2%
Keyence Corp.	1.1%
Zalando SE	1.1%
Recruit Holdings Co. Ltd.	1.1%
Techtronic Industries Co., Ltd.	1.0%
Sartorius AG	0.9%
Samsung Electronics Co., Ltd. 005930	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
At the sector level, health care saw the strongest relative performance, while financials and consumer discretionary were the worst performing.
The allocation to emerging markets was a cause of underperformance. At the stock level, Alibaba, the largest e-commerce and cloud service provider in China, was the biggest detractor over the period. The company has been impacted by fears that the Chinese government is turning its back on the market economy and its support of the internet companies. We will continue to assess the company’s long-term growth prospects.
Yet this period has also been a time of tremendous progress and opportunity for some companies. The top contributor for the period was NIBE, a Swedish heating technology company that aims to provide world-class solutions in sustainable energy. The business has been boosted by continued consumer demand for environmentally friendly products. Another top contributor was ASML, the world’s largest lithography equipment maker, crucial to creating increasingly smaller semiconductor chips. ASML continued to gain market share through a culture of innovation. Dedication to reinvesting in growth is crucial to long-term success, in our opinion as some competitors have found to their detriment.
Polaris Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 866 basis points (8.66%) for the year ended October 31, 2021. Outperformance for the year was largely attributable to holdings in financials, consumer discretionary, materials and communication services, where the Polaris’ Sleeve was overweight and outperformed the benchmark. Health care and real estate were lackluster in comparison, but still posted gains for the period. From a country perspective, the Polaris’ Sleeve outperformed in the U.K., France, Norway, Japan, Belgium and many other developed countries; out-of-benchmark holdings in Puerto Rico, Chile and Thailand also contributed. Only absolute decliners were Russia, Taiwan and China.
Puerto Rico has shown early economic and post-pandemic recovery, benefitting from federal hurricane reconstruction and COVID-19 stimulus monies. With more liquidity, and hence consumer spending, in the region, Popular Inc. had strong results throughout the year. Fueled by COVID-19 vaccine distribution and relaxed restrictions in the Nordic region, banks including DNB ASA, Sparebank 1 SR and Svenska Handelsbanken performed well, noting solid earnings, few loan losses and recovery in corporate and consumer transactions. In the consumer discretionary sector, Magna International, Kia Motors, D’Ieteren and British homebuilders led gains. Publicis Groupe was the single best performer in the Polaris’ Sleeve, posting robust six-month results, recovering lost revenue from 2020 and capturing new U.S. and Asian business. Conversely, health care was lackluster due to Jazz Pharmaceuticals. The Irish pharmaceutical company launched Xywav in 2020, and has outperformed estimates for four consecutive quarters. A “product of its own success”, Jazz now faces

8

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

near-term competition from authorized generics ahead of the slated 2023 timeframe. Daito Trust Construction Co., the sole real estate holding purchased in early 2021, had a positive gain during the year, but failed to beat the benchmark sector result.
Wellington Sleeve — The Sleeve underperformed the MSCI ACWI ex-USSM by approximately 121 basis points (-1.21%) for the year ended October 31, 2021. Security selection was the main driver of underperformance during the period. Sector allocation, a residual of our bottom-up stock selection process, modestly detracted.
Weak stock selection in consumer discretionary was partially offset by stronger selection in materials. Sector allocation effects moderately detracted from relative performance primarily as a result of our underweight position to financials. An overweight position to the information technology sector contributed to relative performance.
The top individual detractors from relative performance during the period were China-based multinational technology company, Alibaba, Brazil-based financial technology solutions provider, StoneCo, and Spain-based multinational electric utility company, Iberdrola. Top contributors to relative performance during the period included United Kingdom-based multinational mining company, Anglo American, Canada-based sustainable energy company, Suncor Energy, and Canada-based diversified software company, Constellation Software.
Current Strategy and Outlook: Baillie Gifford Sleeve — Macroeconomic forecasting is not an area where we believe we can add value. Rather, we call on the wide range of resources at our disposal (including 150 investment analysts and links to more than 20 academic institutions around the globe) as we identify attractive businesses — with what we believe to be sustainable competitive advantages and run by trustworthy management teams — which are underappreciated by the increasingly myopic market, in our view. Our approach may sometimes be out of favor in the short run, but over more meaningful periods we strongly believe that a patient, bottom-up style is the best way to navigate the ever-changing investment landscape.
Polaris Sleeve — We are cautiously optimistic about the global economy, challenges notwithstanding. Ongoing waves of COVID-19 may cause headwinds, but we believe that rising vaccination rates should dull the impact. People are returning to the workforce, which we believe should ease the supply chain bottlenecks currently faced. In the interim, we believe supply/demand constraints will continue to tax companies reliant on raw materials; the winners, in our view, will be materials, industrials, chemicals and oil refiners that can charge higher commodity prices. We believe many companies in the portfolio will be able to leverage this short-term demand. Our bottom-up stock research continues to identify a number of potential investment opportunities across myriad sectors; we anticipate adding a handful of fundamentally sound, and what we believe to be attractively-priced companies in the coming months.
Wellington Sleeve — We have seen continued volatility driven by inflation and interest rate concerns, China’s regulatory cycle, and uneven economic recovery as regions experience resurgences of COVID-19. We remained focused on maintaining a balanced portfolio as markets remain macro-driven and the range of global economic outcomes remains wide. We continue to track economic data and the direction of fiscal and monetary policy, paying particular attention to the impact of China on the broader global economy and demand. We believe that economic activity will pick up over the next few quarters, if the bottlenecks we have seen in the labor market subside.
With these guideposts and our continued focus on our philosophy and process, the portfolio ended the period with overweight exposures to the information technology, energy, and health care sectors. The portfolio was most underweight in consumer staples and materials sectors. Regionally, the portfolio ended the period most overweight to developed Europe and Middle East ex United Kingdom and most underweight to emerging markets.

*
Effective April 30, 2022, Gerard Callahan will retire and no longer serve as a portfolio manager to the Baillie Gifford Sleeve.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
9

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2021
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 1, 2018
Class I	30.69%	10.13%	7.50%	—
Class P(1)	31.70%	10.58%	7.72%	—
Class P3	31.92%	—	—	8.90%
MSCI EAFE®	34.18%	9.79%	7.37%	7.37%
MSCI ACWI ex-U.S.SM	29.66%	9.77%	6.66%	7.25%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Equity Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Class P incepted on February 28, 2019. The Class P shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective July 1, 2013, two new sub-advisers were added to the Fund. Effective January 20, 2017, two new sub-advisers were added to the Fund and two sub-advisers were removed. Effective July 27, 2020, one of the four sub-advisers was removed from the Fund. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

10

Portfolio Managers’ Report	Voya Multi-Manager International Factors Fund

Geographic Diversification as of October 31, 2021 (as a percentage of net assets)

Japan	18.6%
United Kingdom	11.4%
Australia	9.1%
Switzerland	7.2%
France	7.2%
Canada	7.1%
Germany	6.7%
Sweden	5.2%
Netherlands	5.0%
Denmark	2.9%
Countries between 0.0% – 2.2%^	18.4%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 26 countries, which each represents 0.0% – 2.2% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Factors Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers — PanAgora Asset Management, Inc. (“PanAgora”) and Voya Investment Management Co. LLC. (“Voya IM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Jamie Lee, Ph. D. and George D. Mussalli, CFA, Portfolio Managers of the Sleeve that is managed by PanAgora; and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM.
Performance: For the year ended October 31, 2021, the Fund’s Class I shares provided a total return of 29.27% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.SM”), which returned 34.18% and 29.66%, respectively, for the same period.
Portfolio Specifics: PanAgora Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 50 basis points (-0.50%) and outperformed the MSCI ACWI ex-U.S.SM by approximately 402 basis points (4.02%) for the year ended October 31, 2021. The Sleeve outperformed the blend of 60% MSCI EAFE®/40% MSCI ACWI ex-U.S.SM based on our Dynamic Equity Alpha model. The Dynamic Equity Alpha model performed well due
Top Ten Holdings as of October 31, 2021 (as a percentage of net assets)

Novo Nordisk A/S	1.0%
ASML Holding NV	1.0%
Nestle SA	0.9%
Roche Holding AG	0.9%
Sony Group Corp.	0.9%
Commonwealth Bank of Australia	0.8%
Koninklijke Ahold Delhaize NV	0.8%
Telefonica S.A.	0.7%
Deutsche Post AG	0.7%
LVMH Moet Hennessy Louis Vuitton SE	0.7%
Portfolio holdings are subject to change daily.
to the performance achieved in the top alpha quintile names (top alpha names is where the portfolio achieves majority of its weight). Majority of the factor composites performed well. Top performers were ESG/Management, Momentum, and Competitiveness. The only factor composite that was negative for the period was Quality.
On a country basis, Japan and the Netherlands were the largest contributors for the period. Japan contributed due to strong stock selection mainly in the industrials sector. Two of the largest security contributors in Japan were overweight positions in Nippon Yusen and Mitsui OSK Lines. In the Netherlands, consumer discretionary was the largest sector contributor. Within consumer discretionary in the Netherlands, not held position Prosus was a top contributor. The top country detractor for the period was Spain due to stock selection.
On a sector basis, the Sleeve benefitted from stock selection within industrials and consumer discretionary. In the industrials sector, performance was strongest in Japan. Within consumer discretionary, Sweden and the Netherlands were the top country contributors. Information technology was the top sector detractor due to stock selection within Sweden.
Securities that contributed most were overweight positions in, Nippon Yusen, Mitsui OSK Lines, Getinge, Societe Generale, and Macquarie Group. Securities that detracted most were overweight positions Endesa, GN Store Nord, Hartalega Holdings, and Z Holdings Corp. as well as underweight position Glencore.
Voya IM Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 741 basis points (-7.41%) for the year ended October 31, 2021. The Sleeve employs a passive management approach designed to track the performance of a custom index, the FTSE Developed ex-U.S. Select Factor Index (“FTSE Index”). The sleeve closely tracked the FTSE index for the reporting period. Relative to the MSCI EAFE®, the Sleeve benefited from a higher allocation and selection in the health care sector. The average sector returns in the MSCI EAFE® were mostly higher than those in the sleeve, especially within the materials and information technology sectors. Sector allocations and returns reflected differences between the FTSE Index and MSCI EAFE®.

11

Voya Multi-Manager International Factors Fund	Portfolio Managers’ Report

Current Strategy and Outlook: PanAgora Sleeve — As of the end of October, names that hold the largest active overweight are Macquarie Group, Ferguson, and ING Groep. Names that hold the largest active underweight are AstraZeneca, GlaxoSmithKline, and Prosus. On a country basis, Denmark is the largest active overweight while Switzerland is the largest underweight. We believe the Dynamic Equity Alpha model has diversified allocations to factors that should protect the Sleeve in the event of market losses. We remain confident in the ability of the strategy to outperform and believe that the portfolio is well positioned.
Voya IM Sleeve — The Sleeve invests principally in equity securities and employs a “passive management” approach designed to track the performance of the FTSE Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
12

Portfolio Managers’ Report	Voya Multi-Manager International Factors Fund

Average Annual Total Returns for the Periods Ended October 31, 2021
	1 Year	5 Year	10 Year	Since Inception of Class W August 7, 2012	Since Inception of Class P3 June 1, 2018
Class I	29.27%	8.93%	7.12%	—	—
Class P(1)	29.88%	9.28%	7.30%	—	—
Class P3	30.02%	—	—	—	6.49%
Class W	29.15%	8.91%	—	7.29%	—
MSCI EAFE®	34.18%	9.79%	7.37%	7.92%	7.37%
MSCI ACWI ex-U.S.SM	29.66%	9.77%	6.66%	7.22%	7.25%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Factors Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Class P incepted on February 28, 2019. The Class P shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective close of business on November 22, 2013, one of the two sub-advisers was removed from the Fund. Effective January 20, 2017, two new sub-advisers were added to the Fund and one sub-adviser was removed. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

13

shareholder expense examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2021*	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2021*
Voya International High Dividend Low Volatility Fund
Class A	$1,000.00	$1,034.50	0.90%	$4.62	$1,000.00	$1,020.67	0.90%	$4.58
Class I	1,000.00	1,036.70	0.65	3.34	1,000.00	1,021.93	0.65	3.31
Class P3	1,000.00	1,039.50	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Class R6	1,000.00	1,035.30	0.62	3.18	1,000.00	1,022.08	0.62	3.16
Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$936.80	1.50%	$7.32	$1,000.00	$1,017.64	1.50%	$7.63
Class C	1,000.00	933.20	2.25	10.96	1,000.00	1,013.86	2.25	11.42
Class I	1,000.00	938.90	1.15	5.62	1,000.00	1,019.41	1.15	5.85
Class P	1,000.00	943.50	0.15	0.73	1,000.00	1,024.45	0.15	0.77
Class P3	1,000.00	944.20	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Class R	1,000.00	935.80	1.75	8.54	1,000.00	1,016.38	1.75	8.89
Class W	1,000.00	938.20	1.25	6.11	1,000.00	1,018.90	1.25	6.36
Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$1,016.40	0.96%	$4.88	$1,000.00	$1,020.37	0.96%	$4.89
Class P	1,000.00	1,020.30	0.15	0.76	1,000.00	1,024.45	0.15	0.77
Class P3	1,000.00	1,021.50	0.00	0.00	$1,000.00	1,025.21	0.00	0.00
14

shareholder expense examples (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2021*	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2021*
Voya Multi-Manager International Factors Fund
Class I	$1,000.00	$1,041.50	0.74%	$3.81	$1,000.00	$1,021.48	0.74%	$3.77
Class P	1,000.00	1,044.50	0.15	0.77	1,000.00	1,024.45	0.15	0.77
Class P3	1,000.00	1,045.00	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Class W	1,000.00	1,040.60	0.74	3.81	1,000.00	1,021.48	0.74	3.77

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya International High Dividend Low Volatility Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund and the Board of Trustees of Voya Mutual Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya International High Dividend Low Volatility Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund (collectively referred to as the “Funds”) (four of the funds constituting Voya Mutual Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2021, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (four of the funds constituting Voya Mutual Funds) at October 31, 2021, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the years in the three-year period ended October 31, 2019, were audited by another independent registered public accounting firm whose report, dated December 20, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
December 22, 2021
16

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2021

	Voya International High Dividend Low Volatility Fund	Voya Multi- Manager Emerging Markets Equity Fund	Voya Multi- Manager International Equity Fund	Voya Multi- Manager International Factors Fund
ASSETS:
Investments in securities at fair value+*	$11,006,241	$494,399,951	$558,608,629	$470,774,971
Short-term investments at fair value†	47,000	14,870,906	6,403,749	2,872,474
Cash	193	513,183	3,375,658	10,409
Cash collateral for futures contracts	—	148,514	—	173,287
Foreign currencies at value‡	51	510,304	209,618	—
Receivables:
Investment securities and currencies sold	—	10,195,601	3,644,886	685,302
Fund shares sold	24	6,891,855	6,151,295	12,825,779
Dividends	37,038	438,344	1,005,783	1,045,904
Foreign tax reclaims	13,108	5,626	1,326,385	951,922
Unrealized appreciation on forward foreign currency contracts	—	14,075	—	—
Prepaid expenses	14,785	49,925	11,312	22,962
Reimbursement due from Investment Adviser	10,159	35,742	10,255	41,740
Other assets	178	13,217	17,877	13,866
Total assets	11,128,777	528,087,243	580,765,447	489,418,616
LIABILITIES:
Payable for investment securities and currencies purchased	—	2,785,444	3,659,323	9,508,940
Payable for fund shares redeemed	—	16,823,396	6,710,966	2,156,998
Payable upon receipt of securities loaned	—	3,240,290	—	880,215
Variation margin payable on futures contracts	—	33,648	—	18,355
Payable for investment management fees	4,680	312,165	403,209	250,730
Payable for distribution and shareholder service fees	1,184	5,653	—	—
Payable to custodian due to foreign currency overdraft§	—	—	—	220,723
Payable to trustees under the deferred compensation plan (Note 6)	178	13,217	17,877	13,866
Payable for trustee fees	53	2,690	2,936	2,358
Payable for foreign capital gains tax	—	2,283,770	339,113	—
Other accrued expenses and liabilities	17,200	221,549	162,631	310,208
Total liabilities	23,295	25,721,822	11,296,055	13,362,393
NET ASSETS	$11,105,482	$502,365,421	$569,469,392	$476,056,223
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$10,674,507	$373,916,557	$367,120,880	$374,807,798
Total distributable earnings	430,975	128,448,864	202,348,512	101,248,425
NET ASSETS	$11,105,482	$502,365,421	$569,469,392	$476,056,223
+ Including securities loaned at value	$—	$3,107,328	$—	$838,109
* Cost of investments in securities	$10,032,534	$429,317,750	$455,391,918	$426,137,923
† Cost of short-term investments	$47,000	$14,870,906	$6,403,749	$2,872,474
‡ Cost of foreign currencies	$51	$516,503	$209,957	$—
§ Cost of foreign currency overdraft	$—	$—	$—	$221,330
See Accompanying Notes to Financial Statements
17

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2021 (continued)

	Voya International High Dividend Low Volatility Fund	Voya Multi- Manager Emerging Markets Equity Fund	Voya Multi- Manager International Equity Fund	Voya Multi- Manager International Factors Fund
Class A
Net assets	$5,620,492	$24,177,466	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$—	$—	n/a	n/a
Shares outstanding	542,851	1,679,871	n/a	n/a
Net asset value and redemption price per share†	$10.35	$14.39	n/a	n/a
Maximum offering price per share (5.75%)(1)	$10.98	$15.27	n/a	n/a
Class C
Net assets	n/a	$486,940	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	34,141	n/a	n/a
Net asset value and redemption price per share	n/a	$14.26	n/a	n/a
Class I
Net assets	$5,471,845	$245,081,786	$554,017,261	$394,315,203
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	527,374	16,962,222	38,911,936	34,909,166
Net asset value and redemption price per share	$10.38	$14.45	$14.24	$11.30
Class P
Net assets	n/a	$156,796,200	$4,262	$3,944
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$—	$—	$—
Shares outstanding	n/a	10,557,653	292	343
Net asset value and redemption price per share	n/a	$14.85	$14.58	$11.50
Class P3
Net assets	$3,578	$10,670,881	$15,447,869	$15,088,085
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	334	708,691	1,048,980	1,300,817
Net asset value and redemption price per share	$10.71	$15.06	$14.73	$11.60
Class R
Net assets	n/a	$50,522	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	3,499	n/a	n/a
Net asset value and redemption price per share	n/a	$14.44	n/a	n/a
Class R6
Net assets	$9,567	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$—	n/a	n/a	n/a
Shares outstanding	922	n/a	n/a	n/a
Net asset value and redemption price per share	$10.37	n/a	n/a	n/a
Class W
Net assets	n/a	$65,101,626	n/a	$66,648,991
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	4,518,878	n/a	5,902,065
Net asset value and redemption price per share	n/a	$14.41	n/a	$11.29

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
18

STATEMENTS OF OPERATIONS for the year ended October 31, 2021

	Voya International High Dividend Low Volatility Fund	Voya Multi- Manager Emerging Markets Equity Fund	Voya Multi- Manager International Equity Fund	Voya Multi- Manager International Factors Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$386,016	$10,218,378	$10,693,389	$12,885,315
Interest	—	129	—	—
Securities lending income, net	63	27,007	14,209	43,062
Total investment income	386,079	10,245,514	10,707,598	12,928,377
EXPENSES:
Investment management fees	53,067	5,395,263	4,992,107	3,065,469
Distribution and shareholder service fees:
Class A	13,396	64,899	—	—
Class C	—	5,697	—	—
Class R	—	229	—	—
Transfer agent fees:
Class A	2,093	55,965	—	—
Class C	—	1,224	—	—
Class I	6,350	20,314	2,417	5,730
Class P	—	698	42	40
Class P3	37	374	464	373
Class R	—	96	—	—
Class R6	108	—	—	—
Class W	—	115,828	—	97,382
Shareholder reporting expense	1,460	29,835	10,270	18,250
Registration fees	70,424	102,259	49,699	65,922
Professional fees	12,289	93,133	80,585	62,920
Custody and accounting expense	28,103	635,919	419,621	299,740
Trustee fees	425	21,515	23,492	18,864
Licensing fee (Note 7)	—	19,163	—	71,175
Miscellaneous expense	10,014	20,110	27,810	21,753
Interest expense	237	7,734	1,392	12,665
Total expenses	198,003	6,590,255	5,607,899	3,740,283
Waived and reimbursed fees	(115,155)	(1,782,806)	(215,897)	(375,455)
Brokerage commission recapture	—	—	(974)	—
Net expenses	82,848	4,807,449	5,391,028	3,364,828
Net investment income	303,231	5,438,065	5,316,570	9,563,549
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	1,037,445	70,303,831	101,595,141	94,180,743
Forward foreign currency contracts	—	(359)	(95,560)	292,042
Foreign currency related transactions	(1,012)	(271,087)	31,954	(207,826)
Futures	—	292,603	—	1,297,880
Net realized gain	1,036,433	70,324,988	101,531,535	95,562,839
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	1,058,307	(5,785,649)	57,694,617	17,551,676
Forward foreign currency contracts	—	13,581	341	806
Foreign currency related transactions	(1,071)	9,669	(36,605)	(46,190)
Futures	—	(7,613)	—	263,587
Net change in unrealized appreciation (depreciation)	1,057,236	(5,770,012)	57,658,353	17,769,879
Net realized and unrealized gain	2,093,669	64,554,976	159,189,888	113,332,718
Increase in net assets resulting from operations	$2,396,900	$69,993,041	$164,506,458	$122,896,267
* Foreign taxes withheld	$49,212	$1,450,992	$1,182,994	$1,401,558
^ Foreign capital gains taxes withheld	$—	$1,071,262	$24,160	$—
# Change in foreign capital gains taxes accrued	$—	$926,269	$339,113	$—
See Accompanying Notes to Financial Statements
19

STATEMENTS OF CHANGES IN NET ASSETS

	Voya International High Dividend Low Volatility Fund		Voya Multi-Manager Emerging Markets Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
FROM OPERATIONS:
Net investment income	$303,231	$198,386	$5,438,065	$3,374,823
Net realized gain (loss)	1,036,433	(1,085,318)	70,324,988	13,534,912
Net change in unrealized appreciation (depreciation)	1,057,236	(275,987)	(5,770,012)	34,515,613
Increase (decrease) in net assets resulting from operations	2,396,900	(1,162,919)	69,993,041	51,425,348
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(126,846)	(131,106)	(902,550)	(429,775)
Class C	—	—	(17,785)	(24,274)
Class I	(136,185)	(141,237)	(12,613,495)	(7,039,552)
Class P	—	—	(4,176,948)	(74)
Class P3	(85)	(68)	(583,065)	(226,699)
Class R	—	—	(758)	(2,316)
Class R6	(336)	(60)	—	—
Class W	—	—	(1,395,679)	(1,328,376)
Total distributions	(263,452)	(272,471)	(19,690,280)	(9,051,066)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	128,297	164,057	259,909,789	210,909,636
Reinvestment of distributions	263,452	272,471	19,649,260	9,026,543
	391,749	436,528	279,559,049	219,936,179
Cost of shares redeemed	(68,349)	(66,647)	(279,213,527)	(222,090,332)
Net increase (decrease) in net assets resulting from capital share transactions	323,400	369,881	345,522	(2,154,153)
Net increase (decrease) in net assets	2,456,848	(1,065,509)	50,648,283	40,220,129
NET ASSETS:
Beginning of year or period	8,648,634	9,714,143	451,717,138	411,497,009
End of year or period	$11,105,482	$8,648,634	$502,365,421	$451,717,138
See Accompanying Notes to Financial Statements
20

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager International Equity Fund		Voya Multi-Manager International Factors Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
FROM OPERATIONS:
Net investment income	$5,316,570	$5,019,433	$9,563,549	$9,117,830
Net realized gain (loss)	101,531,535	21,572,524	95,562,839	(25,759,756)
Net change in unrealized appreciation (depreciation)	57,658,353	(2,975,190)	17,769,879	6,562,209
Increase (decrease) in net assets resulting from operations	164,506,458	23,616,767	122,896,267	(10,079,717)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I	(25,150,079)	(11,783,336)	(12,383,878)	(12,637,487)
Class P	(147)	(61)	(94)	(98)
Class P3	(1,221,661)	(322,090)	(673,192)	(486,950)
Class W	—	—	(969,663)	(1,917,357)
Total distributions	(26,371,887)	(12,105,487)	(14,026,827)	(15,041,892)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	117,913,087	156,806,253	135,374,247	163,906,481
Reinvestment of distributions	26,359,247	12,100,043	14,026,827	15,041,892
	144,272,334	168,906,296	149,401,074	178,948,373
Cost of shares redeemed	(286,853,527)	(214,101,035)	(229,120,046)	(184,897,227)
Net decrease in net assets resulting from capital share transactions	(142,581,193)	(45,194,739)	(79,718,972)	(5,948,854)
Net increase (decrease) in net assets	(4,446,622)	(33,683,459)	29,150,468	(31,070,463)
NET ASSETS:
Beginning of year or period	573,916,014	607,599,473	446,905,755	477,976,218
End of year or period	$569,469,392	$573,916,014	$476,056,223	$446,905,755

See Accompanying Notes to Financial Statements
21

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International High Dividend Low Volatility Fund
Class A
10-31-21	8.31	0.28•	2.00	2.28	0.24	—	—	0.24	—	10.35	27.49	1.95	0.90	0.90	2.74	5,620	71
10-31-20	9.75	0.18	(1.36)	(1.18)	0.26	—	—	0.26	—	8.31	(12.22)	1.97	0.90	0.90	2.06	4,351	59
10-31-19	10.10	0.30	0.39	0.69	0.31	0.73	—	1.04	—	9.75	7.72	1.73	0.89	0.89	3.18	4,860	60
10-31-18	11.73	0.32	(1.06)	(0.74)	0.58	0.31	—	0.89	—	10.10	(6.95)	1.72	0.85	0.85	2.85	4,470	129
12-06-16(4) - 10-31-17	10.00	0.24•	1.51	1.75	0.02	—	—	0.02	—	11.73	17.49	2.20	0.85	0.85	2.41	4,847	35
Class I
10-31-21	8.33	0.30•	2.01	2.31	0.26	—	—	0.26	—	10.38	27.86	1.78	0.65	0.65	2.98	5,472	71
10-31-20	9.75	0.21	(1.35)	(1.14)	0.28	—	—	0.28	—	8.33	(11.78)	1.82	0.65	0.65	2.31	4,292	59
10-31-19	10.10	0.33•	0.39	0.72	0.34	0.73	—	1.07	—	9.75	8.02	1.58	0.64	0.64	3.44	4,851	60
10-31-18	11.76	0.35	(1.07)	(0.72)	0.63	0.31	—	0.94	—	10.10	(6.80)	1.57	0.60	0.60	3.10	4,463	129
12-06-16(4) - 10-31-17	10.00	0.26•	1.52	1.78	0.02	—	—	0.02	—	11.76	17.81	2.03	0.60	0.60	2.66	4,732	35
Class P3
10-31-21	8.53	0.38•	2.06	2.44	0.26	—	—	0.26	—	10.71	28.70	2.75	0.00*	0.00*	3.64	4	71
10-31-20	9.84	0.27	(1.37)	(1.10)	0.21	—	—	0.21	—	8.53	(11.27)	2.93	0.00	0.00	2.96	3	59
02-28-19(4) - 10-31-19	9.63	0.30•	0.12	0.42	0.21	—	—	0.21	—	9.84	4.41	2.58	0.00*	0.00*	4.72	3	60
Class R6
10-31-21	8.32	0.31•	2.00	2.31	0.26	—	—	0.26	—	10.37	27.81	2.53	0.62	0.62	3.06	10	71
02-28-20(4) - 10-31-20	8.98	0.17•	(0.65)	(0.48)	0.18	—	—	0.18	—	8.32	(5.31)	2.93	0.62	0.62	3.04	3	59
Voya Multi-Manager Emerging Markets Equity Fund
Class A
10-31-21	13.00	0.05•	1.87	1.92	0.09	0.44	—	0.53	—	14.39	14.76	1.64	1.50	1.50	0.36	24,177	59
10-31-20	12.31	0.05	0.88	0.93	0.17	0.07	—	0.24	—	13.00	7.58	1.63	1.50	1.50	0.37	22,843	60
10-31-19	10.64	0.07	1.66	1.73	0.06	—	—	0.06	—	12.31	16.36	1.76	1.57	1.57	0.58	22,672	71
10-31-18	13.17	0.09	(2.48)	(2.39)	0.14	—	—	0.14	—	10.64	(18.31)	1.77	1.57	1.57	0.60	21,470	53
10-31-17	10.00	0.07	3.16	3.25	0.08	—	—	0.08	—	13.17	32.77	1.80	1.59	1.59	0.56	29,254	51
Class C
10-31-21	12.90	(0.05)•	1.85	1.80	—	0.44	—	0.44	—	14.26	13.94	2.39	2.25	2.25	(0.37)	487	59
10-31-20	12.21	(0.06)•	0.87	0.81	0.05	0.07	—	0.12	—	12.90	6.66	2.38	2.25	2.25	(0.52)	542	60
10-31-19	10.56	(0.04)•	1.69	1.65	—	—	—	—	—	12.21	15.63	2.51	2.32	2.32	(0.31)	2,521	71
10-31-18	13.09	(0.02)	(2.45)	(2.47)	0.06	—	—	0.06	—	10.56	(18.97)	2.52	2.32	2.32	(0.18)	3,581	53
10-31-17	9.94	(0.03)•	3.18	3.15	0.00*	—	—	0.00*	—	13.09	31.74	2.55	2.34	2.34	(0.27)	4,419	51
Class I
10-31-21	13.04	0.12•	1.86	1.98	0.13	0.44	—	0.57	—	14.45	15.23	1.18	1.15	1.15	0.80	245,082	59
10-31-20	12.35	0.10	0.88	0.98	0.22	0.07	—	0.29	—	13.04	7.93	1.18	1.15	1.15	0.72	287,527	60
10-31-19	10.68	0.12	1.66	1.78	0.11	—	—	0.11	—	12.35	16.79	1.30	1.22	1.22	1.01	315,161	71
10-31-18	13.22	0.14•	(2.49)	(2.35)	0.19	—	—	0.19	—	10.68	(18.06)	1.32	1.22	1.22	1.11	269,739	53
10-31-17	10.04	0.11	3.18	3.29	0.11	—	—	0.11	—	13.22	33.22	1.33	1.24	1.24	0.96	215,037	51
See Accompanying Notes to Financial Statements
22

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager Emerging Markets Equity Fund (continued)
Class P
10-31-21	13.26	0.26•	1.90	2.16	0.13	0.44	—	0.57	—	14.85	16.37	1.18	0.15	0.15	1.67	156,796	59
10-31-20	12.44	0.24•	0.86	1.10	0.21	0.07	—	0.28	—	13.26	8.93	1.18	0.15	0.15	1.87	94,157	60
02-28-19(4) - 10-31-19	12.00	0.18•	0.26	0.44	—	—	—	—	—	12.44	6.05	1.96	0.15	0.15	2.27	3	71
Class P3
10-31-21	13.42	0.28•	1.93	2.21	0.13	0.44	—	0.57	—	15.06	16.55	1.18	0.00*	0.00*	1.82	10,671	59
10-31-20	12.56	0.22•	0.93	1.15	0.22	0.07	—	0.29	—	13.42	9.18	1.18	0.00*	0.00*	1.79	13,464	60
10-31-19	10.73	0.29•	1.65	1.94	0.11	—	—	0.11	—	12.56	18.22	1.30	0.00*	0.00*	2.46	9,275	71
06-01-18(4) - 10-31-18	12.95	0.15•	(2.37)	(2.22)	—	—	—	—	—	10.73	(17.14)	1.31	0.00*	0.00*	2.98	3,456	53
Class R
10-31-21	12.99	0.02•	1.87	1.89	—	0.44	—	0.44	—	14.44	14.55	1.89	1.75	1.75	0.15	51	59
10-31-20	12.32	0.00*•	0.89	0.89	0.15	0.07	—	0.22	—	12.99	7.20	1.88	1.75	1.75	0.03	22	60
10-31-19	10.66	0.04	1.66	1.70	0.04	—	—	0.04	—	12.32	16.05	2.01	1.82	1.82	0.44	139	71
10-31-18	13.20	0.04	(2.46)	(2.42)	0.12	—	—	0.12	—	10.66	(18.51)	2.02	1.82	1.82	0.39	101	53
10-31-17	10.03	0.04	3.19	3.23	0.06	—	—	0.06	—	13.20	32.44	2.05	1.84	1.84	0.34	103	51
Class W
10-31-21	13.00	0.10•	1.87	1.97	0.12	0.44	—	0.56	—	14.41	15.15	1.39	1.25	1.25	0.64	65,102	59
10-31-20	12.33	0.08•	0.86	0.94	0.20	0.07	—	0.27	—	13.00	7.67	1.38	1.25	1.25	0.69	33,162	60
10-31-19	10.66	0.10	1.67	1.77	0.10	—	—	0.10	—	12.33	16.70	1.51	1.32	1.32	0.83	61,726	71
10-31-18	13.19	0.10	(2.46)	(2.36)	0.17	—	—	0.17	—	10.66	(18.10)	1.52	1.32	1.32	0.86	57,026	53
10-31-17	10.02	0.10	3.17	3.27	0.10	—	—	0.10	—	13.19	33.06	1.55	1.34	1.34	0.85	65,369	51
Voya Multi-Manager International Equity Fund
Class I
10-31-21	11.35	0.12•	3.31	3.43	0.12	0.42	—	0.54	—	14.24	30.69	0.96	0.96	0.96	0.87	554,017	49
10-31-20	11.47	0.10	0.01	0.11	0.23	—	—	0.23	—	11.35	0.89	0.92	0.92	0.92	0.86	549,329	71
10-31-19	10.98	0.18	0.89	1.07	0.18	0.40	—	0.58	—	11.47	10.53	0.96	0.96	0.96	1.69	592,938	51
10-31-18	12.32	0.16	(1.22)	(1.06)	0.21	0.07	—	0.28	—	10.98	(8.83)	0.97	0.97	0.97	1.36	492,439	45
10-31-17	10.29	0.17	2.05	2.22	0.19	—	—	0.19	—	12.32	21.93	0.98	0.96	0.96	1.42	514,422	143
Class P
10-31-21	11.51	0.24•	3.35	3.59	0.10	0.42	—	0.52	—	14.58	31.70	2.00	0.15	0.15	1.70	4	49
10-31-20	11.53	0.18	0.02	0.20	0.22	—	—	0.22	—	11.51	1.67	2.13	0.15	0.15	1.63	3	71
02-28-19(4) - 10-31-19	11.00	0.23•	0.30	0.53	—	—	—	—	—	11.53	6.07	2.12	0.15	0.15	3.03	3	51
Class P3
10-31-21	11.62	0.24•	3.41	3.65	0.12	0.42	—	0.54	—	14.73	31.92	0.96	0.00*	0.00*	1.71	15,448	49
10-31-20	11.63	0.20•	0.02	0.22	0.23	—	—	0.23	—	11.62	1.84	0.92	0.00*	0.00*	1.79	24,584	71
10-31-19	11.03	0.30•	0.88	1.18	0.18	0.40	—	0.58	—	11.63	11.52	0.96	0.00*	0.00*	2.74	14,658	51
06-01-18(4) - 10-31-18	12.35	0.09•	(1.41)	(1.32)	—	—	—	—	—	11.03	(10.69)	0.97	0.00*	0.00*	1.85	5,078	45
See Accompanying Notes to Financial Statements
23

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Factors Fund
Class I
10-31-21	8.99	0.21•	2.39	2.60	0.29	—	—	0.29	—	11.30	29.27	0.77	0.74	0.74	1.98	394,315	106
10-31-20	9.64	0.19	(0.53)	(0.34)	0.31	—	—	0.31	—	8.99	(3.77)	0.76	0.74	0.74	1.97	396,906	89
10-31-19	9.57	0.26•	0.46	0.72	0.26	0.39	—	0.65	—	9.64	8.25	0.81	0.75	0.75	2.76	403,512	58
10-31-18	11.06	0.24	(1.08)	(0.84)	0.33	0.32	—	0.65	—	9.57	(8.02)	0.84	0.75	0.75	2.31	326,126	55
10-31-17	9.07	0.20	1.93	2.13	0.14	—	—	0.14	—	11.06	23.83	0.86	0.79	0.79	1.95	331,871	213
Class P
10-31-21	9.10	0.29•	2.39	2.68	0.28	—	—	0.28	—	11.50	29.88	1.82	0.15	0.15	2.64	4	106
10-31-20	9.68	0.23	(0.51)	(0.28)	0.30	—	—	0.30	—	9.10	(3.07)	2.00	0.15	0.15	2.52	3	89
02-28-19(4) - 10-31-19	9.00	0.23•	0.45	0.68	—	—	—	—	—	9.68	4.42	2.14	0.15	0.15	3.66	3	58
Class P3
10-31-21	9.17	0.27•	2.45	2.72	0.29	—	—	0.29	—	11.60	30.02	0.77	0.00*	0.00*	2.47	15,088	106
10-31-20	9.75	0.25•	(0.52)	(0.27)	0.31	—	—	0.31	—	9.17	(2.98)	0.76	0.00*	0.00*	2.73	19,226	89
10-31-19	9.60	0.33•	0.47	0.80	0.26	0.39	—	0.65	—	9.75	9.11	0.81	0.00*	0.00*	3.51	13,902	58
06-01-18(4) - 10-31-18	10.66	0.10•	(1.16)	(1.06)	—	—	—	—	—	9.60	(9.94)	0.84	0.00*	0.00*	2.27	5,242	55
Class W
10-31-21	8.99	0.24•	2.35	2.59	0.29	—	—	0.29	—	11.29	29.15	0.95	0.74	0.74	2.21	66,649	106
10-31-20	9.64	0.17•	(0.51)	(0.34)	0.31	—	—	0.31	—	8.99	(3.77)	0.94	0.74	0.74	1.87	30,770	89
10-31-19	9.57	0.26	0.46	0.72	0.26	0.39	—	0.65	—	9.64	8.25	0.99	0.75	0.75	2.77	60,559	58
10-31-18	11.05	0.24	(1.07)	(0.83)	0.33	0.32	—	0.65	—	9.57	(7.93)	0.96	0.75	0.75	2.29	56,210	55
10-31-17	9.07	0.20	1.92	2.12	0.14	—	—	0.14	—	11.05	23.71	0.97	0.79	0.79	2.16	63,135	213

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
24

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are ten separate active investment series, four of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya International High Dividend Low Volatility Fund (“International High Dividend Low Volatility”), Voya Multi-Manager Emerging Markets Equity Fund (“Multi-Manager Emerging Markets Equity”), Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity”) and Voya Multi-Manager International Factors Fund (“Multi-Manager International Factors”). Each Fund is a diversified series of the Trust.
Each Fund offers at least three or more of the following classes of shares: Class A, Class C, Class I, Class P, Class P3, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees, and transfer agent fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to International High Dividend Low Volatility. Voya IM also serves as one of the multiple sub-advisers for Multi-Manager Emerging Markets Equity and Multi-Manager International Factors. Voya Investments
Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

25

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or

26

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in

27

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

28

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

As of October 31, 2021, the maximum amount of loss that Multi-Manager Emerging Markets Equity would incur if the counterparty to its derivative transactions failed to perform would be $14,075 on open forward foreign currency contracts. No cash collateral was pledged by any counterparty to the Funds as of October 31, 2021.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. During the year ended October 31, 2021, the Funds had an average contract amount on forward foreign currency contracts to buy and sell as disclosed below.
	Buy	Sell
Multi-Manager Emerging Markets Equity	$1,077,201	$394,550
Multi-Manager International Equity	210,132	1,550,551
Multi-Manager International Factors	3,766,302	—
Please refer to the tables within the Portfolios of Investments for Multi-Manager Emerging Markets Equity
for open forward foreign currency contracts at October 31, 2021. Multi-Manager International Equity and Multi-Manager International Factors did not have open forward foreign currency contracts at October 31, 2021.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities.Open futures contracts, if any, are reported on a table within each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Fund’s Statement of Operations. Realized gains (losses) are reported in each Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2021, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as

29

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2021, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had an average notional value on futures contracts purchased as disclosed below.
Purchased
Multi-Manager Emerging Markets Equity	$2,555,882
Multi-Manager International Factors	3,881,810
Please refer to the tables within the Portfolios of Investments for Multi-Manager Emerging Markets Equity and Multi-Manager International Factors for open futures contracts at October 31, 2021.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gain distributions, if any, annually (except for International High Dividend Low Volatility, which pay dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that

30

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2021, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
International High Dividend Low Volatility	$7,728,260	$7,355,391
Multi-Manager Emerging Markets Equity	307,105,388	330,487,796
Multi-Manager International Equity	279,030,398	445,224,627
Multi-Manager International Factors	483,101,639	562,560,949
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments, the Investment Adviser to Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors, may, from time to time, directly manage a portion of each Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
International High Dividend Low Volatility	0.50%
Multi-Manager Emerging Markets Equity(1)	Direct Investments 1.10%; Passively Managed Assets 0.70%
Multi-Manager International Equity(1)(2)	0.85%
Multi-Manager International Factors(1)(2)	0.65%

(1)
The Investment Adviser is contractually obligated to waive the management fee for Class P shares of Multi-Manager Emerging Markets Equity, Multi-Manager International Equity, and Multi-Manager International Factors through March 1, 2022. These waivers are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
The Investment Adviser has contractually agreed to waive 0.01% of the management fee for Multi-Manager International Factors and, effective October 1, 2021, 0.007% of the management fee for Multi-Manager International Equity. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
International High Dividend Low Volatility	Voya IM*
Multi-Manager Emerging Markets Equity	Delaware Investments Fund Advisers, Van Eck Associates Corporation and Voya IM*
Multi-Manager International Equity	Baillie Gifford Overseas Limited, Polaris Capital Management, LLC and Wellington Management Company LLP
Multi-Manager International Factors	PanAgora Asset Management, Inc. and Voya IM*
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A, Class C and Class R shares of each respective Fund has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class C	Class R
International High Dividend Low Volatility	0.25%	N/A	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of

31

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2021, the Distributor retained the following amounts in sales charges from the following Funds:
Class A
Initial Sales Charges:
International High Dividend Low Volatility	$176
Multi-Manager Emerging Markets Equity	356
Contingent Deferred Sales Charges:
Multi-Manager Emerging Markets Equity	$6
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2021, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Multi-Manager International Equity	5.75%
	Multi-Manager International Factors	11.15
Voya Investment Management Co. LLC	International High Dividend Low Volatility	95.72
Voya Investment Trust Co.	Multi-Manager Emerging Markets Equity	30.63
Voya Solution 2025 Portfolio	Multi-Manager International Equity	5.40
	Multi-Manager International Factors	11.60
Voya Solution 2035 Portfolio	Multi-Manager Emerging Markets Equity	6.75
	Multi-Manager International Equity	13.07
	Multi-Manager International Factors	14.18
Voya Solution 2045 Portfolio	Multi-Manager Emerging Markets Equity	6.21
	Multi-Manager International Equity	14.62
	Multi-Manager International Factors	9.82
Voya Solution 2055 Portfolio	Multi-Manager International Equity	5.87
Voya Solution Moderately Aggressive Portfolio	Multi-Manager International Equity	9.89
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended October 31, 2021, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
International High Dividend Low Volatility	$—
Multi-Manager Emerging Markets Equity	664
Multi-Manager International Equity	—
Multi-Manager International Factors	—
NOTE 7 — LICENSING FEE
Multi-Manager Emerging Markets Equity and Multi-Manager International Factors pay an annual licensing fee to FTSE International Limited.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Fund	Class A	Class C	Class I	Class P	Class P3	Class R	Class R6	Class W
International High Dividend Low Volatility	0.90%	N/A	0.65%	N/A	0.00%	N/A	0.62%	N/A
Multi-Manager Emerging Markets Equity	1.60%	2.35%	1.35%	0.15%	0.00%	1.85%	N/A	1.35%

32

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Fund	Class A	Class C	Class I	Class P	Class P3	Class R	Class R6	Class W
Multi-Manager International Equity	N/A	N/A	0.97%	0.15%	0.00%	N/A	N/A	N/A
Multi-Manager International Factors	N/A	N/A	0.75%	0.15%	0.00%	N/A	N/A	0.75%
Pursuant to a side letter agreement, through March 1, 2022, the Investment Adviser has further lowered the expense limits for the following Fund. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.
Fund	Class A	Class C	Class I	Class R	Class W
Multi-Manager Emerging Markets Equity	1.50%	2.25%	1.15%	1.75%	1.25%
With the exception of the non-recoupable management fee waivers for certain Funds, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities. As of October 31, 2021, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates, are as follows:
	October 31,
	2022	2023	2024	Total
International High Dividend Low Volatility	$77,119	$97,137	$110,742	$284,998
Multi-Manager Emerging Markets Equity	325,516	197,986	278,938	802,440
Multi-Manager International Equity	97,570	180,635	212,473	490,678
Multi-Manager International Factors	324,093	158,473	230,878	713,444
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser and the related expiration dates, as of October 31, 2021, are as follows:
	October 31,
	2022	2023	2024	Total
International High Dividend Low Volatility
Class I	$4,643	$4,215	$4,316	$13,174
Class R6	—	27	97	124
Multi-Manager Emerging Markets Equity
Class A	23,982	24,672	30,473	79,127
Class C	3,248	1,098	654	5,000
Class I	—	16,998	20,055	37,053
Class P	13	—	—	13
Class R	127	88	44	259
Class W	63,742	49,440	62,619	175,801
Multi-Manager International Equity
Class P	23	35	40	98
Multi-Manager International Factors
Class P	25	36	37	98
Class W	103,000	77,231	97,349	277,580
The expense limitation agreements are contractual through March 1, 2022 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective June 14, 2021, the Funds, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

33

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 9 — LINE OF CREDIT (continued)

The following Funds utilized the line of credit during the year ended October 31, 2021:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
International High Dividend Low Volatility	3	$2,261,667	1.26%
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Multi-Manager Emerging Markets Equity	37	5,700,622	1.32
Multi-Manager International Equity	7	5,547,714	1.29
Multi-Manager International Factors	30	9,076,000	1.30

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
International High Dividend Low Volatility
Class A
10/31/2021	10,163	—	12,483	(3,424)	—	19,222	103,004	—	126,846	(34,686)	—	195,164
10/31/2020	16,733	—	15,065	(6,845)	—	24,953	139,132	—	131,106	(57,994)	—	212,244
Class I
10/31/2021	1,018	—	13,392	(2,447)	—	11,963	10,000	—	136,185	(22,908)	—	123,277
10/31/2020	2,523	—	16,242	(931)	—	17,834	21,925	—	141,237	(8,653)	—	154,509
Class P3
10/31/2021	—	—	8	—	—	8	—	—	85	—	—	85
10/31/2020	—	—	8	—	—	8	—	—	68	—	—	68
Class R6
10/31/2021	1,602	—	33	(1,054)	—	581	15,293	—	336	(10,755)	—	4,874
2/28/2020(1) - 10/31/2020	334	—	7	—	—	341	3,000	—	60	—	—	3,060
Multi-Manager Emerging Markets Equity
Class A
10/31/2021	135,167	—	60,472	(273,398)	—	(77,759)	2,075,713	—	861,733	(4,069,853)	—	(1,132,407)
10/31/2020	209,051	—	32,076	(325,186)	—	(84,059)	2,564,482	—	407,323	(3,808,811)	—	(837,006)
Class C
10/31/2021	1,217	—	1,249	(10,360)	—	(7,894)	18,385	—	17,747	(151,121)	—	(114,989)
10/31/2020	3,095	—	1,905	(169,515)	—	(164,515)	35,900	—	24,201	(2,111,996)	—	(2,051,895)
Class I
10/31/2021	8,415,186	—	884,533	(14,390,436)	—	(5,090,717)	126,867,305	—	12,613,440	(214,864,771)	—	(75,384,026)
10/31/2020	5,415,553	—	553,970	(9,434,331)	—	(3,464,808)	60,450,872	—	7,039,525	(114,217,250)	—	(46,726,853)
Class P
10/31/2021	5,370,094	—	287,471	(2,199,802)	—	3,457,763	82,039,523	—	4,176,948	(34,302,019)	—	51,914,452
10/31/2020	8,628,458	—	6	(1,528,829)	—	7,099,635	104,005,042	—	72	(19,831,981)	—	84,173,133
Class P3
10/31/2021	570,280	—	39,637	(904,736)	—	(294,819)	8,872,156	—	583,065	(14,439,286)	—	(4,984,065)
10/31/2020	751,019	—	17,522	(503,576)	—	264,965	9,260,821	—	226,699	(5,735,496)	—	3,752,024
Class R
10/31/2021	2,532	—	53	(773)	—	1,812	39,048	—	758	(11,916)	—	27,890
10/31/2020	1,990	—	32	(11,587)	—	(9,565)	22,247	—	402	(126,198)	—	(103,549)
Class W
10/31/2021	2,634,838	—	98,072	(764,498)	—	1,968,412	39,997,659	—	1,395,569	(11,374,561)	—	30,018,667
10/31/2020	3,646,232	—	104,693	(6,208,101)	—	(2,457,176)	34,570,272	—	1,328,321	(76,258,600)	—	(40,360,007)
Multi-Manager International Equity
Class I
10/31/2021	7,322,057	—	1,936,629	(18,725,600)	—	(9,466,914)	101,766,361	—	25,137,439	(253,520,020)	—	(126,616,220)
10/31/2020	14,517,166	—	989,739	(18,810,613)	—	(3,303,708)	143,685,610	—	11,777,892	(209,405,386)	—	(53,941,884)
Class P
10/31/2021	—	—	11	—	—	11	—	—	147	—	—	147
10/31/2020	—	—	5	—	—	5	—	—	61	—	—	61
Class P3
10/31/2021	1,140,241	—	91,785	(2,298,325)	—	(1,066,299)	16,146,726	—	1,221,661	(33,333,507)	—	(15,965,120)
10/31/2020	1,244,952	—	26,663	(416,522)	—	855,093	13,120,643	—	322,090	(4,695,649)	—	8,747,084
34

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 10 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Multi-Manager International Factors
Class I
10/31/2021	7,514,164	—	1,231,002	(17,965,910)	—	(9,220,744)	80,913,427	—	12,383,878	(190,364,498)	—	(97,067,193)
10/31/2020	13,733,965	—	1,304,178	(12,768,874)	—	2,269,269	120,003,852	—	12,637,487	(110,702,467)	—	21,938,872
Class P
10/31/2021	—	—	9	—	—	9	—	—	94	—	—	94
10/31/2020	—	—	10	—	—	10	—	—	98	—	—	98
Class P3
10/31/2021	1,577,753	—	65,549	(2,440,144)	—	(796,842)	17,486,975	—	673,192	(27,355,041)	—	(9,194,874)
10/31/2020	1,201,166	—	49,638	(579,492)	—	671,312	10,579,198	—	486,950	(5,156,861)	—	5,909,287
Class W
10/31/2021	3,436,208	—	96,388	(1,052,081)	—	2,480,515	36,973,845	—	969,663	(11,400,507)	—	26,543,001
10/31/2020	4,507,718	—	197,869	(7,567,419)	—	(2,861,832)	33,323,431	—	1,917,357	(69,037,899)	—	(33,797,111)

(1)
Commencement of operations.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2021:
Multi-Manager Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$633,925	$(633,925)	$—
BNP Paribas Prime Brokerage Intl Ltd	1,194,508	(1,194,508)	—
Citigroup Global Markets Inc.	122,149	(122,149)	—
Goldman Sachs & Co. LLC	25,637	(25,637)	—
HSBC Bank PLC	441,309	(441,309)	—
Jefferies LLC	19,824	(19,824)	—
J.P. Morgan Securities LLC	387,513	(387,513)	—
Merrill Lynch International	174,948	(174,948)	—
Morgan Stanley & Co. LLC	30,115	(30,115)	—
Wells Fargo Securities LLC	77,400	(77,400)	—
Total	$3,107,328	$(3,107,328)	$—

(1)
Cash collateral with a fair value of $3,240,290 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

35

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Multi-Manager International Factors
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Limited	$571,481	$(571,481)	$—
UBS AG	266,628	(266,628)	—
Total	$838,109	$(838,109)	$—

(1)
Cash collateral with a fair value of $880,215 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), capital loss carryforwards and wash sale deferrals.
The following permanent tax differences have been reclassified as of October 31, 2021:
	Paid-in Capital	Distributable Earnings
International High Dividend Low Volatility	$(366)	$366
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2021		Year Ended October 31, 2020
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
International High Dividend Low Volatility	$263,452	$—	$272,471	$—
Multi-Manager Emerging Markets Equity	5,869,931	13,820,349	6,871,470	2,179,596
Multi-Manager International Equity	5,912,603	20,459,284	12,105,487	—
Multi-Manager International Factors	14,026,827	—	15,041,892	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2021 were:
				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration	Other	Total Distributable Earnings/(Loss)
International High Dividend Low Volatility	$106,312	$—	$901,974	$(62,373)	Short-term	None	$(16,773)	$430,975
				(498,165)	Long-term	None
				$(560,538)
Multi-Manager Emerging Markets Equity	20,016,720	53,706,086	56,985,523	—	—	—	(2,259,465)	128,448,864
Multi-Manager International Equity	50,844,335	54,692,799	97,550,451	—	—	—	(739,073)	202,348,512
Multi-Manager International Factors	30,871,732	33,535,838	37,281,558	—	—	—	(440,703)	101,248,425
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2021, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
36

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 14 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS
The Funds have adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Funds’ adoption was limited to changes in the Funds’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Funds have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

37

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 16 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2021, the following Funds paid dividends and distributions per share of:
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Multi-Manager Emerging Markets Equity
Class A	$0.2434	$0.4486	$1.5496	December 17, 2021	December 15, 2021
Class C	$0.0189	$0.4486	$1.5496	December 17, 2021	December 15, 2021
Class I	$0.2977	$0.4486	$1.5496	December 17, 2021	December 15, 2021
Class P	$0.2976	$0.4486	$1.5496	December 17, 2021	December 15, 2021
Class P3	$0.2973	$0.4486	$1.5496	December 17, 2021	December 15, 2021
Class R	$0.2108	$0.4486	$1.5496	December 17, 2021	December 15, 2021
Class W	$0.2846	$0.4486	$1.5496	December 17, 2021	December 15, 2021
Multi-Manager International Equity
Class I	$0.1971	$1.0719	$1.3578	December 17, 2021	December 15, 2021
Class P	$0.2053	$1.0719	$1.3578	December 17, 2021	December 15, 2021
Class P3	$0.1968	$1.0719	$1.3578	December 17, 2021	December 15, 2021
Multi-Manager International Factors
Class I	$0.4628	$0.3022	$0.7934	December 17, 2021	December 15, 2021
Class P	$0.4543	$0.3022	$0.7934	December 17, 2021	December 15, 2021
Class P3	$0.4627	$0.3022	$0.7934	December 17, 2021	December 15, 2021
Class W	$0.4629	$0.3022	$0.7934	December 17, 2021	December 15, 2021
Class Conversion: On September 10, 2021, the Board approved a proposal by management to reduce the automatic conversion for all Funds’ Class C shares to Class A shares of the same Fund, from the current holding period of 10 years from the date of purchase to a holding period of 8 years from the date of purchase. Beginning on or about the close of business November 2, 2021, all outstanding Class C shares, along with their pro rata reinvested dividend shares, will automatically convert to Class A shares eight years after purchase.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

38

Voya International High	PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of October 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.3%
	Australia: 6.8%
1,133	ASX Ltd.	$71,252	0.6
23,562	Aurizon Holdings Ltd.	60,070	0.5
3,555	BHP Group Ltd.	97,645	0.9
7,156	Brambles Ltd.	54,290	0.5
208	CSL Ltd.	47,328	0.4
6,069	Fortescue Metals Group Ltd.	63,239	0.6
4,153	Goodman Group	68,760	0.6
4,368	GPT Group	17,053	0.2
17,490	Medibank Pvt Ltd.	43,954	0.4
1,724	Rio Tinto Ltd.	118,116	1.1
17,327	Telstra Corp., Ltd.	50,083	0.5
1,407	Wesfarmers Ltd.	60,875	0.5
		752,665	6.8

	Austria: 0.4%
703	OMV AG	42,562	0.4

	Belgium: 0.6%
194	Elia Group SA/NV	22,633	0.2
414	Groupe Bruxelles Lambert S.A.	48,037	0.4
		70,670	0.6

	China: 0.7%
24,500	BOC Hong Kong Holdings Ltd.	77,637	0.7

	Denmark: 2.5%
23	AP Moller - Maersk A/S - Class B	66,653	0.6
3,393	Danske Bank A/S	57,415	0.5
248	DSV A/S	57,639	0.5
746	Novozymes A/S	54,875	0.5
1,691	Tryg A/S	40,133	0.4
		276,715	2.5

	Finland: 2.4%
649	Elisa OYJ	39,167	0.3
920	Kone Oyj	62,743	0.6
9,727	Nordea Bank Abp	119,125	1.1
1,003	Orion Oyj	43,434	0.4
		264,469	2.4

	France: 8.8%
655	Air Liquide SA	109,358	1.0
1,159	BNP Paribas	77,580	0.7
699	Bureau Veritas SA	22,218	0.2
585	Cie de Saint-Gobain	40,372	0.4
586	Cie Generale des Etablissements Michelin SCA	92,130	0.8
1,045	Dassault Systemes SE	61,025	0.5
4,628	Engie SA	65,834	0.6
209	Ipsen SA	21,630	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
355 (1)	La Francaise des Jeux SAEM	$18,434	0.2
526	Legrand S.A.	57,382	0.5
64	L’Oreal S.A.	29,277	0.3
7,863	Orange SA	85,746	0.8
247	Publicis Groupe	16,582	0.1
1,326	Sanofi	133,189	1.2
329	Schneider Electric SE	56,726	0.5
1,320	SCOR SE	44,438	0.4
207	SEB SA	32,435	0.3
866	Vivendi SE	11,156	0.1
		975,512	8.8

	Germany: 8.2%
833	Bayerische Motoren Werke AG	84,163	0.8
940	Daimler AG	93,307	0.8
367	Deutsche Boerse AG	60,925	0.5
2,143	Deutsche Post AG	132,667	1.2
5,650	Deutsche Telekom AG	105,074	0.9
902	E.ON AG	11,437	0.1
1,043	Evonik Industries AG	33,794	0.3
431	GEA Group AG	21,227	0.2
271	Hannover Rueck SE	49,480	0.4
286	HeidelbergCement AG	21,537	0.2
371	LEG Immobilien SE	55,184	0.5
148	Merck KGaA	34,976	0.3
169	Muenchener Rueckversicherungs- Gesellschaft AG	50,039	0.5
1,034	RWE AG	39,801	0.4
473	Symrise AG	65,427	0.6
9,268	Telefonica Deutschland Holding AG	24,147	0.2
537	Vonovia SE	32,576	0.3
		915,761	8.2

	Hong Kong: 2.7%
3,000	CK Infrastructure Holdings Ltd.	18,087	0.2
4,000	CLP Holdings Ltd.	39,164	0.4
11,000	HK Electric Investments & HK Electric Investments Ltd. - Stapled Security	10,957	0.1
14,000	HKT Trust & HKT Ltd. - Stapled Security	18,998	0.2
900	Hong Kong Exchanges and Clearing Ltd.	54,218	0.5
6,500	Hongkong Land Holdings Ltd. - HKHGF	35,895	0.3
8,000	Power Assets Holdings Ltd.	48,890	0.4
4,500	Sun Hung Kai Properties Ltd.	59,662	0.5
6,200	Swire Properties Ltd.	16,622	0.1
		302,493	2.7

See Accompanying Notes to Financial Statements
39

Voya International High	PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Ireland: 0.6%
874	CRH PLC	$41,824	0.4
426	Smurfit Kappa PLC	22,330	0.2
		64,154	0.6

	Israel: 1.8%
7,057	Bank Hapoalim BM	69,504	0.6
8,750	Bank Leumi Le-Israel BM	83,601	0.7
8,384 (2)	Israel Discount Bank Ltd.	50,658	0.5
		203,763	1.8

	Italy: 5.7%
4,386	Assicurazioni Generali S.p.A.	95,506	0.9
8,097	ENI S.p.A.	116,050	1.0
3,572 (2)	FinecoBank Banca Fineco SpA	68,218	0.6
40,979	Intesa Sanpaolo SpA	116,470	1.1
4,908 (1)	Poste Italiane SpA	70,095	0.6
718	Recordati Industria Chimica e Farmaceutica SpA	44,988	0.4
2,579	Snam SpA	14,607	0.1
9,615	Terna - Rete Elettrica Nazionale	71,640	0.6
2,998	UniCredit SpA	39,632	0.4
		637,206	5.7

	Japan: 23.8%
2,400	Ajinomoto Co., Inc.	71,858	0.6
400	Bridgestone Corp.	17,696	0.2
800	Brother Industries Ltd.	15,467	0.1
1,800	Capcom Co., Ltd.	48,448	0.4
900	Chubu Electric Power Co., Inc.	9,316	0.1
1,500	Dai Nippon Printing Co., Ltd.	37,163	0.3
1,100	Daiwa House Industry Co., Ltd.	36,289	0.3
19,500	ENEOS Holdings, Inc.	78,629	0.7
1,400	Honda Motor Co., Ltd.	41,409	0.4
400	Hoya Corp.	58,883	0.5
2,800	Idemitsu Kosan Co., Ltd.	76,474	0.7
2,600	Itochu Corp.	74,154	0.7
1,500	Japan Post Bank Co. Ltd.	11,703	0.1
4,700	Japan Tobacco, Inc.	92,267	0.8
400	KDDI Corp.	12,232	0.1
200	Konami Holdings Corp.	11,006	0.1
1,000	Lawson, Inc.	48,360	0.4
1,200	Mitsubishi Corp.	38,158	0.3
7,700	Mitsubishi HC Capital, Inc.	38,609	0.4
26,700	Mitsubishi UFJ Financial Group, Inc.	146,409	1.3
7,400	Mizuho Financial Group, Inc.	97,665	0.9
2,400	MS&AD Insurance Group Holdings, Inc.	77,538	0.7
600	NEC Corp.	30,721	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
100	Nintendo Co., Ltd.	$44,166	0.4
100	Nippon Shinyaku Co., Ltd.	8,012	0.1
3,900	Nippon Telegraph & Telephone Corp.	109,274	1.0
500	Nippon Yusen KK	36,029	0.3
100	Nitori Co., Ltd.	18,371	0.2
400	Nitto Denko Corp.	31,256	0.3
1,500	Nomura Real Estate Holdings, Inc.	36,569	0.3
2,500	Osaka Gas Co., Ltd.	40,295	0.4
1,200	Otsuka Holdings Co. Ltd.	47,459	0.4
1,100	Pola Orbis Holdings, Inc.	23,487	0.2
200	Rohm Co., Ltd.	18,288	0.2
1,000	Santen Pharmaceutical Co., Ltd.	14,095	0.1
900	Secom Co., Ltd.	61,355	0.6
3,200	Sekisui House Ltd.	66,530	0.6
100	SMC Corp.	59,677	0.5
8,300	SoftBank Corp.	113,292	1.0
400	Sohgo Security Services Co., Ltd.	17,113	0.2
1,800	Sompo Holdings, Inc.	78,060	0.7
1,100	Subaru Corp.	21,576	0.2
4,600	Sumitomo Corp.	65,548	0.6
3,400	Sumitomo Mitsui Financial Group, Inc.	110,329	1.0
2,200	Sumitomo Mitsui Trust Holdings, Inc.	72,366	0.7
2,000	Tokio Marine Holdings, Inc.	105,340	1.0
2,100	Tokyo Gas Co., Ltd.	36,441	0.3
500	Toyo Suisan Kaisha Ltd.	21,545	0.2
300	Toyota Industries Corp.	25,504	0.2
1,200	Trend Micro, Inc.	67,824	0.6
300	Tsuruha Holdings, Inc.	37,004	0.3
7,900	Yamada Holdings Co. Ltd.	30,188	0.3
2,400	Yamato Holdings Co., Ltd.	59,000	0.5
		2,646,447	23.8

	Luxembourg: 0.1%
1,086	Tenaris S.A.	12,094	0.1

	Netherlands: 3.2%
62	ASM International NV	28,060	0.3
2,726	Koninklijke Ahold Delhaize NV	88,684	0.8
1,260	Koninklijke Philips NV	59,441	0.5
605	Koninklijke Vopak NV	24,078	0.2
1,005	Randstad NV	72,207	0.7
866	Universal Music Group NV	25,143	0.2
518	Wolters Kluwer NV	54,244	0.5
		351,857	3.2

See Accompanying Notes to Financial Statements
40

Voya International High	PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	New Zealand: 0.4%
551	Fisher & Paykel Healthcare Corp. Ltd.	$12,344	0.1
9,379	Spark New Zealand Ltd.	30,704	0.3
		43,048	0.4

	Norway: 0.2%
503	Yara International ASA	26,288	0.2

	Portugal: 0.1%
1,549	Galp Energia SGPS SA	16,091	0.1

	Singapore: 1.6%
3,400	Oversea-Chinese Banking Corp., Ltd.	29,722	0.3
7,100	Singapore Exchange Ltd.	50,955	0.4
15,500	Singapore Telecommunications Ltd.	28,756	0.3
2,700	United Overseas Bank Ltd.	53,671	0.5
800	Venture Corp. Ltd.	11,175	0.1
		174,279	1.6

	Spain: 1.8%
1,776	Enagas	39,853	0.4
2,639	Endesa S.A.	60,863	0.5
1,289	Iberdrola S.A. - IBEE	15,221	0.2
2,441	Red Electrica Corp. SA	50,826	0.4
2,270	Repsol SA	29,075	0.3
		195,838	1.8

	Sweden: 1.4%
602	Epiroc AB	14,979	0.1
1,943	Lundin Energy AB	76,736	0.7
3,751	Swedish Match AB	33,073	0.3
1,856	Tele2 AB	26,231	0.3
		151,019	1.4

	Switzerland: 5.3%
1,143	ABB Ltd.	37,814	0.3
72	Geberit AG - Reg	56,229	0.5
1,411	Holcim Ltd.	70,384	0.6
248	Nestle SA	32,713	0.3
1,131	Novartis AG	93,548	0.9
173	Roche Holding AG	67,019	0.6
67	Sika AG	22,698	0.2
74	Sonova Holding AG - Reg	30,664	0.3
1,812	UBS Group AG	32,983	0.3
333	Zurich Insurance Group AG	147,593	1.3
		591,645	5.3

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: 16.2%
3,733	3i Group PLC	$69,714	0.6
14,130	Abrdn PLC	49,117	0.4
1,194	Admiral Group Plc	46,903	0.4
359	AstraZeneca PLC	44,911	0.4
5,992	BAE Systems PLC	45,181	0.4
24,936	Barclays PLC	68,810	0.6
25,842	BP PLC	123,807	1.1
2,439	British American Tobacco PLC	84,839	0.8
849	CNH Industrial NV	14,624	0.1
12,577	Direct Line Insurance Group PLC	50,269	0.5
7,596	Evraz PLC	64,520	0.6
196	Ferguson PLC	29,491	0.3
9,555	GlaxoSmithKline PLC	198,370	1.8
619	Hargreaves Lansdown PLC	13,026	0.1
1,477	Hikma Pharmaceuticals PLC	48,685	0.4
4,094	Imperial Brands PLC	86,388	0.8
16,852	J Sainsbury Plc	69,023	0.6
9,290	National Grid PLC	118,945	1.1
13,086	Natwest Group PLC	39,457	0.4
1,808	Persimmon PLC	67,363	0.6
7,538	Sage Group PLC/The	73,311	0.7
475	Schroders PLC	23,529	0.2
4,972	Segro PLC	87,878	0.8
287	Severn Trent PLC	10,749	0.1
11,819	Standard Chartered PLC	79,932	0.7
83	Unilever PLC - ULVRL	4,444	0.0
915	Unilever PLC	48,984	0.5
3,968	United Utilities Group PLC	56,398	0.5
50,747	Vodafone Group PLC	74,794	0.7
		1,793,462	16.2
	Total Common Stock (Cost $9,601,391)	10,585,675	95.3

EXCHANGE-TRADED FUNDS: 3.0%
6,436	iShares MSCI EAFE Value Index ETF	334,543	3.0
	Total Exchange-Traded Funds (Cost $337,063)	334,543	3.0

PREFERRED STOCK: 0.8%
	Germany: 0.8%
294	Fuchs Petrolub SE	14,084	0.1
803	Henkel AG & Co. KGaA	71,939	0.7
	Total Preferred Stock (Cost $94,080)	86,023	0.8
	Total Long-Term Investments (Cost $10,032,534)	11,006,241	99.1

See Accompanying Notes to Financial Statements
41

Voya International High	PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
47,000 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $47,000)	$47,000	0.4
	Total Short-Term Investments (Cost $47,000)	47,000	0.4
	Total Investments in Securities (Cost $10,079,534)	$11,053,241	99.5
	Assets in Excess of Other Liabilities	52,241	0.5
	Net Assets	$11,105,482	100.0

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Non-income producing security.

(3)
Rate shown is the 7-day yield as of October 31, 2021.

Sector Diversification	Percentage of Net Assets
Financials	25.9%
Industrials	12.9
Health Care	9.1
Communication Services	7.9
Materials	7.7
Consumer Staples	7.6
Utilities	7.0
Consumer Discretionary	5.8
Energy	5.4
Real Estate	4.0
Exchange-Traded Funds	3.0
Information Technology	2.8
Short-Term Investments	0.4
Assets in Excess of Other Liabilities	0.5
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2021
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$752,665	$—	$752,665
Austria	—	42,562	—	42,562
Belgium	—	70,670	—	70,670
China	—	77,637	—	77,637
Denmark	—	276,715	—	276,715
Finland	—	264,469	—	264,469
France	—	975,512	—	975,512
Germany	—	915,761	—	915,761
Hong Kong	10,957	291,536	—	302,493
Ireland	—	64,154	—	64,154
Israel	—	203,763	—	203,763
Italy	—	637,206	—	637,206
Japan	—	2,646,447	—	2,646,447
Luxembourg	—	12,094	—	12,094
Netherlands	25,143	326,714	—	351,857
New Zealand	—	43,048	—	43,048
Norway	—	26,288	—	26,288
See Accompanying Notes to Financial Statements
42

Voya International High	PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of October 31, 2021 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2021
Portugal	—	16,091	—	16,091
Singapore	—	174,279	—	174,279
Spain	15,221	180,617	—	195,838
Sweden	—	151,019	—	151,019
Switzerland	—	591,645	—	591,645
United Kingdom	48,984	1,744,478	—	1,793,462
Total Common Stock	100,305	10,485,370	—	10,585,675
Exchange-Traded Funds	334,543	—	—	334,543
Preferred Stock	14,084	71,939	—	86,023
Short-Term Investments	47,000	—	—	47,000
Total Investments, at fair value	$495,932	$10,557,309	$—	$11,053,241

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $10,150,654.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,204,750
Gross Unrealized Depreciation	(302,776)
Net Unrealized Appreciation	$901,974
See Accompanying Notes to Financial Statements
43

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.4%
	Argentina: 1.2%
65,349 (1)	Arcos Dorados Holdings, Inc.	$311,715	0.1
35,390 (1)	Cresud SACIF y A ADR	187,567	0.0
34,601	IRSA Inversiones y Representaciones SA ADR	162,279	0.0
6,781	IRSA Propiedades Comerciales SA ADR	18,987	0.0
3,775 (1)	MercadoLibre, Inc.	5,590,850	1.1
		6,271,398	1.2

	Australia: 0.1%
10,600 (2)	BHP Group Ltd. ADR	581,304	0.1

	Brazil: 4.1%
87,022	Ambev SA	262,586	0.1
310,549 (1)	Americanas SA	1,634,237	0.3
91,052	B3 SA - Brasil Bolsa Balcao	192,629	0.0
204,009	Banco Bradesco SA ADR	714,031	0.1
90,862 (2)	Banco Santander Brasil S.A. ADR	555,167	0.1
199,432 (1)(2)	BRF SA ADR	823,654	0.2
24,119	Energisa SA - Unit	168,762	0.0
60,251	Equatorial Energia SA	243,831	0.1
365,000	Fleury SA	1,213,261	0.2
11,357 (1)(2)	Getnet Adquirencia e Servicos para Meios de Pagamento SA ADR	18,171	0.0
24,677	Hypera S.A.	122,515	0.0
198,700 (1)	Infracommerce CXAAS SA	460,857	0.1
311,395	Itau Unibanco Holding SA ADR	1,267,378	0.3
41,719	JBS SA	289,545	0.1
1,016,400	JSL SA	1,303,862	0.3
305,400 (3)	Locaweb Servicos de Internet SA	994,587	0.2
597,000	Movida Participacoes SA	1,559,194	0.3
74,498	Petroleo Brasileiro SA ADR	731,570	0.2
152,300 (3)	Rede D’Or Sao Luiz SA	1,605,899	0.3
49,824 (1)	Rumo SA	139,837	0.0
101,554	Sendas Distribuidora SA	274,047	0.1
82,558	Telefonica Brasil SA-VIV ADR	662,941	0.1
232,257	TIM SA/Brazil	460,086	0.1
25,792	Totvs S.A.	149,941	0.0
29,661	Transmissora Alianca de Energia Eletrica SA	192,982	0.0
57,836	Vale SA ADR	736,252	0.2
52,858	Vale SA	672,456	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Brazil (continued)
1,066,000 (1)	Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	$2,111,677	0.4
88,804 (1)	Vasta Platform Ltd.	355,216	0.1
39,545	Vibra Energia SA	147,073	0.0
298,100 (1)	Westwing Comercio Varejista Ltd.a	179,056	0.0
7,189 (1)	XP, Inc.	235,871	0.1
		20,479,171	4.1

	Chile: 0.5%
130,792	Cencosud SA	191,325	0.1
18,393	Cia Cervecerias Unidas SA	154,101	0.0
19,029	Empresas COPEC SA	149,706	0.0
56,155	Falabella SA	155,287	0.0
32,737	Sociedad Quimica y Minera de Chile SA ADR	1,796,934	0.4
		2,447,353	0.5

	China: 25.0%
332,260 (1)	Alibaba Group Holding Ltd.	6,832,149	1.4
22,604 (1)	Alibaba Group Holding Ltd. BABA ADR	3,728,304	0.8
1,362,000 (1)	Alibaba Health Information Technology Ltd.	1,705,481	0.3
1,206,750 (3)	A-Living Smart City Services Co. Ltd - H Shares	4,005,784	0.8
342,000 (1)	Aluminum Corp. of China Ltd. - H Shares	205,812	0.0
224,000	Angang Steel Co., Ltd. - H Shares	120,406	0.0
288,500	Anhui Conch Cement Co., Ltd. - H Shares	1,426,605	0.3
11,200	Anta Sports Products Ltd.	173,530	0.0
17,198 (1)	Baidu, Inc. ADR	2,790,204	0.6
3,597 (1)	BeiGene Ltd. ADR	1,286,719	0.3
78,500	Beijing Enterprises Holdings Ltd.	301,746	0.1
256,000 (1)	Brilliance China Automotive Holdings Ltd.	84,736	0.0
6,500	Byd Co., Ltd. - H Shares	248,609	0.1
2,112,000 (3)	CGN Power Co. Ltd. - H Shares	568,546	0.1
402,000	China Coal Energy Co. - H Shares	245,255	0.1
216,500	China Conch Venture Holdings Ltd.	1,052,049	0.2

See Accompanying Notes to Financial Statements
44

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
228,000	China Construction Bank - H Shares	$155,172	0.0
2,879,000	China Education Group Holdings Ltd.	4,921,183	1.0
934,000 (3)	China Feihe Ltd.	1,550,715	0.3
79,200	China Gas Holdings Ltd.	197,685	0.0
116,500	China Hongqiao Group Ltd.	129,438	0.0
98,900	China International Marine Containers Group Co. Ltd. - H Shares	195,949	0.0
130,000	China Medical System Holdings Ltd.	220,119	0.0
109,707	China Merchants Port Holdings Co. Ltd.	182,901	0.0
342,000	China National Building Material Co., Ltd. - H Shares	428,626	0.1
129,000	China Overseas Land & Investment Ltd.	284,517	0.1
1,197,650	China Petroleum & Chemical Corp. - H Shares	583,535	0.1
878,000	China Power International Development Ltd. - H Shares	441,098	0.1
386,000	China Railway Group Ltd. - H Shares	188,559	0.0
24,000	China Resources Beer Holdings Co Ltd.	198,164	0.0
72,000	China Resources Gas Group Ltd.	386,813	0.1
250,000	China Resources Power Holdings Co.	647,056	0.1
159,500	China Shenhua Energy Co., Ltd. - H Shares	342,972	0.1
214,000	CITIC Ltd.	214,384	0.0
104,600 (1)	COSCO Shipping Holdings Co., Ltd. - H Shares	162,016	0.0
266,000	COSCO Shipping Ports, Ltd.	221,415	0.0
431,600	CSG Holding Co. Ltd.	187,947	0.0
228,800	CSPC Pharmaceutical Group Ltd.	238,753	0.1
23,000 (1)(2)	DiDi Global, Inc. ADR	185,610	0.0
47,500	ENN Energy Holdings Ltd.	818,353	0.2
280,500 (1)(3)	Evergrande Property Services Group Ltd.	142,907	0.0
1,717,000	Fu Shou Yuan International Group Ltd.	1,474,070	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
532,000	Shougang Fushan Resources Group Ltd.	$140,527	0.0
288,600 (1)	GDS Holdings Ltd.	2,167,399	0.4
107,600	Haier Smart Home Co. Ltd. - H Shares	400,669	0.1
80,000	Haitian International Holdings Ltd.	233,160	0.1
156,500	Hengan International Group Co., Ltd.	817,859	0.2
21,823 (1)	iQIYI, Inc. ADR	180,694	0.0
99,555 (1)	JD.com, Inc. ADR	7,793,165	1.6
176,000	Jiangxi Copper Co., Ltd. - H Shares	307,352	0.1
138,000	Kingboard Holdings Ltd.	601,377	0.1
1,776,000	Kunlun Energy Co. Ltd.	1,617,546	0.3
29,600	Kweichow Moutai Co. Ltd. - A Shares (Shanghai)	8,446,622	1.7
37,000	Li Ning Co. Ltd.	408,297	0.1
20,063 (1)	Lufax Holding Ltd. ADR	126,598	0.0
55,800 (1)(3)	Meituan Class B	1,898,798	0.4
457,000	Metallurgical Corp. of China Ltd. - H Shares	126,758	0.0
109,250	NetEase, Inc.	2,119,198	0.4
62,665 (1)	OneConnect Financial Technology Co. Ltd. ADR	198,648	0.0
3,980,000	PetroChina Co., Ltd. - H Shares	1,918,948	0.4
110,600 (3)	Pharmaron Beijing Co. Ltd. - H Shares	2,393,054	0.5
454,000	PICC Property & Casualty Co., Ltd. - H Shares	422,649	0.1
825,871	Ping An Bank Co. Ltd. - A Shares	2,515,618	0.5
146,500	Ping An Insurance Group Co. of China Ltd. - H Shares	1,049,340	0.2
238,000 (3)	Postal Savings Bank of China Co. Ltd. - H Shares	172,977	0.0
474,884	Qingdao TGOOD Electric Co. Ltd. - A Shares	1,955,893	0.4
82,199 (1)	Shandong Head Co. Ltd. - A Shares	629,276	0.1
330,199	Shanghai Baosight Software Co. Ltd. - A Shares	3,619,145	0.7
56,600 (1)	Shanghai Baosight Software Co., Ltd. - Class B	226,270	0.1

See Accompanying Notes to Financial Statements
45

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
24,400	Shenzhou International Group Holdings Ltd.	$525,679	0.1
537,000	Sinotrans Ltd. - H Shares	176,524	0.0
38,877 (1)	Sohu.com Ltd. ADR	787,648	0.2
260,200	Tencent Holdings Ltd.	15,827,912	3.2
422,000	Tingyi Cayman Islands Holding Corp.	787,656	0.2
1,653,000 (3)	Topsports International Holdings Ltd. - H Shares	2,008,145	0.4
20,416 (1)	Trip.com Group Ltd. ADR	583,081	0.1
212,000	Tsingtao Brewery Co., Ltd. - H Shares	1,844,786	0.4
957,600	Uni-President China Holdings Ltd.	816,154	0.2
26,415 (1)	Weibo Corp. ADR	1,188,147	0.2
134,612	Weichai Power Co. Ltd. - H Shares	240,951	0.1
287,300	Wuliangye Yibin Co. Ltd. - A Shares	9,708,273	1.9
152,500 (1)(3)	Wuxi Biologics Cayman, Inc.	2,309,912	0.5
12,300	Wuxi Shangji Automation Co. Ltd. - A Shares	575,973	0.1
311,927	Yifeng Pharmacy Chain Co. Ltd. - A Shares	2,328,036	0.5
38,150	Yum China Holdings, Inc.	2,177,602	0.4
3,500	Yum China Holdings, Inc. (Hong Kong)	205,321	0.0
14,950 (1)	Zai Lab Ltd.	1,550,928	0.3
4,000 (1)	Zhihu, Inc. ADR	33,040	0.0
20,500	Zhongsheng Group Holdings Ltd.	184,835	0.0
		125,824,332	25.0

	Czech Republic: 0.1%
12,827	CEZ AS	423,452	0.1

	Egypt: 0.9%
4,203,268 (1)	Cleopatra Hospital	1,343,119	0.3
620,816 (1)	Commercial International Bank Egypt SAE	2,021,008	0.4
693,372 (1)	Fawry for Banking & Payment Technology Services SAE	663,454	0.1
695,345 (1)	Juhayna Food Industries	268,128	0.1
		4,295,709	0.9

	Georgia: 0.4%
101,572	Bank of Georgia Group PLC	2,107,859	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany: 0.9%
36,600 (1)(3)	Delivery Hero SE	$4,564,948	0.9

	Greece: 0.1%
13,170	Hellenic Telecommunications Organization SA	233,819	0.1
9,473	Mytilineos SA	173,115	0.0
		406,934	0.1

	Hungary: 0.6%
43,382 (1)	OTP Bank Nyrt	2,606,713	0.5
15,938	Richter Gedeon Nyrt	446,483	0.1
		3,053,196	0.6

	India: 13.3%
8,334	ACC Ltd.	260,230	0.1
17,655	Adani Ports & Special Economic Zone, Ltd.	163,766	0.0
59,429	Ambuja Cements Ltd.	322,061	0.1
7,632	Asian Paints Ltd.	316,295	0.1
44,227	Aurobindo Pharma Ltd.	407,757	0.1
75,445	Bharat Electronics Ltd.	208,781	0.0
28,366	Bharat Petroleum Corp. Ltd.	158,584	0.0
3,990	Britannia Industries Ltd.	196,284	0.0
337,000	Cholamandalam Investment and Finance Co. Ltd.	2,774,780	0.6
20,785	Cipla Ltd.	251,612	0.1
210,755	Coal India Ltd.	463,816	0.1
10,088	Colgate-Palmolive India Ltd.	208,100	0.0
19,019	Container Corp. Of India Ltd.	166,800	0.0
13,222	Cummins India Ltd.	158,470	0.0
3,464	Divis Laboratories Ltd.	238,352	0.1
245,532	GAIL India Ltd.	488,559	0.1
13,143 (1)	Godrej Consumer Products Ltd.	168,266	0.0
24,505	Grasim Industries Ltd.	564,576	0.1
19,464	Gujarat Gas Ltd.	161,911	0.0
12,629	Havells India Ltd.	213,439	0.0
121,034	HCL Technologies Ltd.	1,853,292	0.4
375,701	HDFC Bank Ltd.	7,958,791	1.6
47,700	HDFC Bank Ltd. ADR	3,430,107	0.7
5,860	Hero Motocorp Ltd.	208,333	0.0
75,549	Hindalco Industries Ltd.	465,546	0.1
6,403	Housing Development Finance Corp.	244,125	0.1

See Accompanying Notes to Financial Statements
46

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
120,620	Indian Oil Corp. Ltd.	$206,499	0.0
22,400	Indraprastha Gas Ltd.	141,987	0.0
2,091	Info Edge India Ltd.	170,161	0.0
138,588	Infosys Ltd.	3,101,435	0.6
83,509	ITC Ltd.	249,338	0.1
46,584	JSW Steel Ltd.	417,230	0.1
15,142	Larsen & Toubro Ltd.	358,688	0.1
3,193 (3)	Larsen & Toubro Infotech Ltd.	285,655	0.1
18,961 (3)	Laurus Labs Ltd.	130,959	0.0
20,089	Mahindra & Mahindra Ltd.	238,015	0.0
41,721	Marico Ltd.	317,230	0.1
13,206	Mphasis Ltd.	572,773	0.1
311	MRF Ltd.	321,575	0.1
883	Nestle India Ltd.	224,362	0.0
137,833	NMDC Ltd.	264,527	0.1
364,445	NTPC Ltd.	647,046	0.1
114,000 (1)	Oberoi Realty Ltd.	1,379,580	0.3
143,101	Oil & Natural Gas Corp., Ltd.	284,762	0.1
119,408	Oil India Ltd.	358,971	0.1
4,353	Oracle Financial Services Software Ltd.	257,742	0.1
393	Page Industries Ltd.	198,027	0.0
78,174	Petronet LNG Ltd.	239,984	0.1
105,465	Phoenix Mills Ltd.	1,361,571	0.3
3,710	PI Industries Ltd.	148,839	0.0
6,025	Pidilite Industries Ltd.	186,449	0.0
252,878	Power Grid Corp. of India Ltd.	626,387	0.1
39,696	Rajesh Exports Ltd.	338,734	0.1
667,658	Reliance Industries Ltd.	22,657,090	4.5
7,667	Reliance Industries Ltd. PP	195,419	0.0
563	Shree Cement Ltd.	215,541	0.0
7,869	SRF Ltd.	222,844	0.0
27,613	Sun Pharmaceutical Industries Ltd.	293,626	0.1
45,078	Tata Consultancy Services Ltd.	2,048,998	0.4
105,359	Tata Consumer Products Ltd.	1,141,780	0.2
188,476	Tata Power Co. Ltd.	540,772	0.1
62,002	Tata Steel Ltd.	1,093,146	0.2
57,155	Tech Mahindra Ltd.	1,131,331	0.2
7,238	Titan Co., Ltd.	230,945	0.0
3,516	Ultratech Cement Ltd.	359,086	0.1
32,029	UPL Ltd.	317,529	0.1
118,784	Vedanta Ltd.	483,391	0.1
16,078	Voltas Ltd.	259,182	0.1
59,499	Wipro Ltd.	515,234	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
47,885	Zee Entertainment Enterprises Ltd.	$192,965	0.0
		66,980,038	13.3

	Indonesia: 1.9%
6,270,700	Astra International Tbk PT	2,670,771	0.5
13,580,000	Bank BTPN Syariah Tbk PT	3,652,133	0.7
5,092,000	Bank Central Asia Tbk PT	2,692,536	0.5
2,690,200	Telkom Indonesia Persero Tbk PT	719,052	0.2
		9,734,492	1.9

	Kazakhstan: 0.8%
28,680	Kaspi.KZ JSC GDR	4,158,600	0.8

	Kenya: 0.1%
813,000	Safaricom PLC	312,636	0.1

	Kuwait: 0.4%
88,963	Agility Public Warehousing Co. KSC	295,665	0.1
101,029	Humansoft Holding Co. KSC	1,120,545	0.2
147,255	Mobile Telecommunications Co. KSCP	291,631	0.1
79,798	National Bank of Kuwait SAKP	262,383	0.0
		1,970,224	0.4

	Malaysia: 0.3%
234,300	Axiata Group Bhd	223,493	0.0
222,700	Digi.Com BHD	227,911	0.0
166,300	Petronas Chemicals Group Bhd	348,985	0.1
196,700	Public Bank BHD	198,077	0.0
535,900	Sime Darby Bhd	293,768	0.1
155,200	Tenaga Nasional BHD	362,058	0.1
399,787 (1)	UEM Sunrise Bhd	38,135	0.0
		1,692,427	0.3

	Mexico: 3.5%
346,401	Alfa SA de CV	250,193	0.1
41,193	America Movil SAB de CV-AMX ADR	732,412	0.1
440,681	America Movil SAB de CV-AMXL	392,349	0.1
44,894	Arca Continental SAB de CV	273,250	0.1

See Accompanying Notes to Financial Statements
47

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Mexico (continued)
215,375	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	$1,389,169	0.3
251,303 (1)	Cemex SA de CV - Unit	162,099	0.0
104,561 (1)	Cemex SAB de CV ADR	672,327	0.1
19,007	Coca-Cola Femsa SA de CV ADR	1,021,626	0.2
85,989	Coca-Cola Femsa SAB de CV - Unit	462,231	0.1
255,071	Fibra Uno Administracion SA de CV	253,733	0.1
15,214	Fomento Economico Mexicano SAB de CV ADR	1,250,439	0.2
64,849	Fomento Economico Mexicano SAB de CV - Unit	534,119	0.1
19,086	Gruma SAB de CV	223,436	0.0
231,418	Grupo Bimbo SAB de CV	687,914	0.1
27,337	Grupo Cementos de Chihuahua SAB de CV	201,695	0.0
214,207	Grupo Financiero Banorte	1,354,036	0.3
103,850	Grupo Mexico SA de CV Series B	455,088	0.1
172,053	Grupo Televisa S.A. - Unit	348,151	0.1
170,742	Grupo Televisa SAB ADR	1,727,909	0.3
98,177	Orbia Advance Corp. SAB de CV	256,553	0.1
365,978	Qualitas Controladora SAB de CV	1,688,035	0.3
540,000	Regional SAB de CV	2,818,030	0.6
105,073	Wal-Mart de Mexico SAB de CV	366,082	0.1
		17,520,876	3.5

	Netherlands: 1.9%
107,234	Prosus NV	9,445,512	1.9

	Peru: 0.1%
87,676 (1)(2)	Cia de Minas Buenaventura SAA ADR	690,887	0.1

	Philippines: 1.2%
9,468,000 (1)	Bloomberry Resorts Corp.	1,277,175	0.3
1,144,130	International Container Terminal Services, Inc.	4,085,368	0.8
1,245,300 (1)(3)	Monde Nissin Corp.	397,615	0.1
6,175	PLDT, Inc.	201,716	0.0
		5,961,874	1.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Poland: 0.3%
91,300 (1)	InPost SA	$1,303,565	0.3

	Qatar: 0.1%
124,400	Commercial Bank PQSC	208,757	0.0
55,302	Industries Qatar QSC	240,892	0.1
		449,649	0.1

	Romania: 0.0%
1,873,766	OMV Petrom SA	215,785	0.0

	Russia: 6.5%
143,910	Alrosa PJSC	254,077	0.0
951,000 (3)	Detsky Mir PJSC	1,838,222	0.4
328,800	Fix Price Group Ltd. GDR	2,863,848	0.6
478,420	Gazprom PJSC ADR	4,712,437	0.9
70,161	Gazprom PJSC	345,707	0.1
22,051	Lukoil PJSC ADR	2,249,863	0.5
2,986	Lukoil PJSC	304,727	0.1
12,415	Magnit OJSC	1,133,013	0.2
236,840	Magnitogorsk Iron & Steel Works PJSC	221,318	0.0
18,262 (1)	Mail.ru Group Ltd. GDR	373,331	0.1
1,030	MMC Norilsk Nickel OJSC	321,532	0.1
79,924	Mobile Telesystems OJSC	350,217	0.1
73,010	Novolipetsk Steel PJSC	230,476	0.0
3,563	PhosAgro PJSC	281,556	0.0
453,015	Rosneft Oil Co. PJSC GDR	4,033,165	0.8
61,820	Sberbank of Russia PJSC	311,004	0.1
380,245	Sberbank PAO ADR	7,635,320	1.5
14,140	Severstal PAO	321,345	0.1
30,180	Tatneft PJSC	230,619	0.0
53,981 (1)	Yandex NV	4,471,786	0.9
		32,483,563	6.5

	Saudi Arabia: 0.7%
10,348	Al Rajhi Bank	382,370	0.1
35,168	Alinma Bank	235,803	0.0
19,120 (1)	Bank AlBilad	215,362	0.0
6,637	Bupa Arabia for Cooperative Insurance Co.	255,861	0.0
6,119	Dr Sulaiman Al Habib Medical Services Group Co.	270,476	0.1
6,037	Jarir Marketing Co.	326,403	0.1
4,588	Mouwasat Medical Services Co.	219,927	0.0
30,474	Riyad Bank	240,078	0.0
9,949	SABIC Agri-Nutrients Co.	436,540	0.1
41,436	Saudi Electricity Co.	315,225	0.1

See Accompanying Notes to Financial Statements
48

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Saudi Arabia (continued)
14,870	Saudi National Bank	$261,253	0.1
9,201	Saudi Telecom Co.	287,427	0.1
		3,446,725	0.7

	Singapore: 1.0%
14,635 (1)	Sea Ltd. ADR	5,028,147	1.0

	South Africa: 1.4%
41,586	AVI Ltd.	215,349	0.0
1,819	Capitec Bank Holdings Ltd.	203,249	0.0
16,837	Clicks Group Ltd.	307,354	0.1
18,128 (1)	Distell Group Holdings Ltd.	217,251	0.1
18,858	Exxaro Resources Ltd.	206,481	0.0
42,472	FirstRand Ltd.	161,337	0.0
20,447	Mr Price Group Ltd.	267,665	0.1
66,670 (1)	MTN Group Ltd.	597,839	0.1
52,127	MultiChoice Group	414,525	0.1
1,359	Naspers Ltd.	230,152	0.1
40,765	Pick n Pay Stores Ltd.	159,324	0.0
50,349	PSG Group Ltd.	252,091	0.0
17,155	Reinet Investments SCA	309,632	0.1
21,319	Shoprite Holdings Ltd.	253,302	0.0
808,816	Transaction Capital Ltd.	2,334,050	0.5
33,683	Vodacom Group Pty Ltd.	298,968	0.1
157,989	Woolworths Holdings Ltd./South Africa	556,126	0.1
		6,984,695	1.4

	South Korea: 11.7%
28,300 (1)	Doosan Fuel Cell Co. Ltd.	1,270,398	0.3
2,359	E-Mart, Inc.	339,583	0.1
6,384	GS Engineering & Construction Corp.	226,529	0.0
5,177	GS Holdings Corp.	187,482	0.0
7,342	Hana Financial Group, Inc.	283,106	0.1
8,168	Hankook Tire & Technology Co. Ltd.	289,403	0.1
8,407	Hyundai Engineering & Construction Co. Ltd.	363,436	0.1
1,373	Hyundai Mobis Co. Ltd.	296,800	0.1
5,134	Hyundai Steel Co.	196,236	0.0
1,428	Kakao Corp.	153,631	0.0
4,881	KB Financial Group, Inc.	236,259	0.1
778	KCC Corp.	222,428	0.0
11,979	Kia Corp.	874,136	0.2
18,582	Korea Electric Power Corp.	360,028	0.1
747	Korea Zinc Co., Ltd.	343,934	0.1
6,424	KT&G Corp.	446,203	0.1
1,745	Kumho Petrochemical Co. Ltd.	256,755	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
9,216	LG Chem Ltd.	$6,612,987	1.3
3,001	LG Corp.	234,611	0.0
14,473 (1)	LG Display Co., Ltd.	244,599	0.1
6,906	LG Electronics, Inc.	714,453	0.1
936	LG Innotek Co. Ltd.	168,252	0.0
143,627	LG Uplus Corp.	1,767,641	0.4
1,283	Lotte Confectionery Co. Ltd.	141,458	0.0
5,899	Lotte Corp.	165,230	0.0
12,150	NAVER Corp.	4,224,345	0.8
5,753	POSCO	1,459,144	0.3
2,218	Samsung Electro-Mechanics Co. Ltd.	302,062	0.1
212,899	Samsung Electronics Co., Ltd. 005930	12,746,930	2.5
12,332	Samsung Life Insurance Co. Ltd.	713,360	0.1
3,495	Samsung SDI Co., Ltd.	2,205,094	0.4
17,217	Shinhan Financial Group Co., Ltd.	562,082	0.1
810	SK, Inc.	169,037	0.0
116,503	SK Hynix, Inc.	10,269,815	2.0
24,380	SK Telecom Co., Ltd.	6,457,242	1.3
114,263	SK Telecom Co., Ltd. ADR	3,313,627	0.7
		58,818,316	11.7

	Taiwan: 13.5%
18,000	Accton Technology Corp.	157,371	0.0
458,000	Acer, Inc.	428,680	0.1
24,794	Advantech Co. Ltd.	324,256	0.1
209,000	ASE Technology Holding Co. Ltd	747,597	0.1
120,000	Asia Cement Corp.	191,132	0.0
41,000	Asustek Computer, Inc.	521,267	0.1
356,000	AU Optronics Corp.	244,651	0.0
55,000	Catcher Technology Co., Ltd.	318,913	0.1
85,000	Cathay Financial Holding Co., Ltd.	177,182	0.0
31,278	Chailease Holding Co. Ltd.	299,567	0.1
103,000	Chicony Electronics Co. Ltd.	294,531	0.1
434,000	China Development Financial Holding Corp.	221,830	0.0
397,000	China Steel Corp.	478,646	0.1
189,500	Chroma ATE, Inc.	1,237,506	0.2
79,000	Chunghwa Telecom Co., Ltd.	313,492	0.1
209,000	CTBC Financial Holding Co. Ltd.	174,527	0.0

See Accompanying Notes to Financial Statements
49

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
108,000	Delta Electronics, Inc.	$953,357	0.2
12,000	Eclat Textile Co. Ltd.	262,238	0.1
243,000	Far Eastern New Century Corp.	254,505	0.0
1,097,000 (1)(2)(3)	FIT Hon Teng Ltd.	219,966	0.0
114,000	Formosa Chemicals & Fibre Co.	330,792	0.1
87,000	Formosa Plastics Corp.	336,991	0.1
151,000	Foxconn Technology Co., Ltd.	374,920	0.1
100,000	Fubon Financial Holding Co., Ltd.	264,342	0.1
356,000	HON HAI Precision Industry Co., Ltd.	1,374,280	0.3
432,000	Innolux Corp.	259,862	0.0
355,000	Lite-On Technology Corp.	783,407	0.2
485,000	MediaTek, Inc.	15,962,658	3.2
40,000	Micro-Star International Co., Ltd.	201,861	0.0
150,000	Nan Ya Plastics Corp.	460,329	0.1
76,000	Novatek Microelectronics Corp., Ltd.	1,139,919	0.2
5,000	Parade Technologies Ltd.	322,098	0.1
107,000	Powertech Technology, Inc.	375,441	0.1
138,407	Poya International Co. Ltd.	2,478,988	0.5
179,000	Quanta Computer, Inc.	502,901	0.1
34,000	Realtek Semiconductor Corp.	611,580	0.1
226,679	Taiwan Cement Corp.	393,340	0.1
47,000	Taiwan Mobile Co., Ltd.	165,777	0.0
1,428,000	Taiwan Semiconductor Manufacturing Co., Ltd.	30,302,601	6.0
86,000	Uni-President Enterprises Corp.	206,307	0.0
509,000	United Microelectronics Corp.	1,056,672	0.2
58,000	Vanguard International Semiconductor Corp.	302,225	0.1
5,000	Voltronic Power Technology Corp.	292,824	0.1
41,000	Wiwynn Corp.	1,313,456	0.3
260,000	Yuanta Financial Holding Co., Ltd.	231,110	0.0
		67,865,895	13.5

	Thailand: 0.3%
47,100	Advanced Info Service PCL	268,605	0.1
149,400	Intouch Holdings PCL - Foreign	338,929	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Thailand (continued)
666,000	Land & Houses PCL - Foreign	$169,899	0.0
7,500	PTT Exploration & Production PCL	26,530	0.0
60,900	PTT Exploration & Production PCL - Foreign	215,425	0.0
164,100	PTT PCL - Foreign	187,889	0.0
36,200	Siam Cement PCL - Foreign	430,917	0.1
		1,638,194	0.3

	Turkey: 1.4%
542,163	Akbank TAS	330,463	0.1
180,319	Agesa Hayat ve Emeklilik AS	368,928	0.1
30,037	BIM Birlesik Magazalar AS	194,175	0.0
4,300 (1)	D-MARKET Elektronik Hizmetler ve Ticaret AS ADR	19,565	0.0
133,209	Eregli Demir ve Celik Fabrikalari TAS	278,140	0.1
865,930 (1)(3)	MLP Saglik Hizmetleri AS	2,442,690	0.5
1,006,810	Sok Marketler Ticaret AS	1,162,429	0.2
192,000	Tofas Turk Otomobil Fabrikasi AS	1,174,288	0.2
318,046	Turkcell Iletisim Hizmet AS	505,817	0.1
83,479	Turkcell Iletisim Hizmet AS ADR	331,412	0.1
		6,807,907	1.4

	United Arab Emirates: 0.4%
98,547	Abu Dhabi Commercial Bank PJSC	222,681	0.1
381,628	Aldar Properties PJSC	419,902	0.1
155,670	Dubai Islamic Bank PJSC	217,045	0.0
162,312	Emaar Properties PJSC	177,688	0.0
52,236	Emirates NBD Bank PJSC	198,383	0.0
47,530	Emirates Telecommunications Group Co. PJSC	331,542	0.1
47,377	First Abu Dhabi Bank PJSC	229,951	0.1
		1,797,192	0.4

	United Kingdom: 0.7%
58,372 (1)	Georgia Capital PLC	482,505	0.1
1,174,000 (1)	Helios Towers PLC	2,480,712	0.5
8,600 (2)	Rio Tinto PLC ADR	544,122	0.1
		3,507,339	0.7

See Accompanying Notes to Financial Statements
50

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: 1.0%
22,062	Intel Corp.	$1,081,038	0.2
60,334	Micron Technology, Inc.	4,169,079	0.8
		5,250,117	1.0
	Total Common Stock (Cost $418,194,804)	484,520,311	96.4
PREFERRED STOCK: 2.0%
	Brazil: 0.4%
49,092	Banco Bradesco SA	173,533	0.0
18,986	Bradespar SA	163,392	0.0
45,878	Cia de Transmissao de Energia Eletrica Paulista	197,695	0.1
115,117	Cia Energetica de Minas Gerais	261,083	0.1
159,033	Cia Paranaense de Energia	167,379	0.0
34,440	Gerdau SA	165,066	0.0
317,410	Itausa SA	578,152	0.1
204,700	Raizen SA	245,185	0.1
		1,951,485	0.4

	Russia: 0.3%
754,654	Surgutneftegas	411,136	0.1
378 (1)	Transneft PJSC	811,179	0.1
190	Transneft PJSC (Russia)	407,735	0.1
		1,630,050	0.3

	South Korea: 1.3%
114,468	Samsung Electronics Co., Ltd.	6,288,418	1.3
	Total Preferred Stock (Cost $11,122,946)	9,869,953	2.0

WARRANTS: 0.0%
	Argentina: 0.0%
42,010 (1)	IRSA Inversiones y Representaciones SA	9,687	0.0
	Total Warrants (Cost $—)	9,687	0.0
	Total Long-Term Investments (Cost $429,317,750)	494,399,951	98.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.0%
	Repurchase Agreements: 0.7%
1,000,000 (4)	Bank of America Inc., Repurchase Agreement dated 10/29/21, 0.05%, due 11/01/21 (Repurchase Amount $1,000,004, collateralized by various U.S. Government Agency Obligations, 1.500%-5.000%, Market Value plus accrued interest $1,020,000, due 09/01/28-01/01/59)	$1,000,000	0.2
240,290 (4)	Citigroup, Inc., Repurchase Agreement dated 10/29/21, 0.05%, due 11/01/21 (Repurchase Amount $240,291, collateralized by various U.S. Government Securities, 0.125%-3.625%, Market Value plus accrued interest $245,096, due 02/15/22-02/15/51)	240,290	0.1
1,000,000 (4)	Deutsche Bank Securities Inc., Repurchase Agreement dated 10/29/21, 0.05%, due 11/01/21 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,020,000, due 11/04/21-08/15/51)	1,000,000	0.2

See Accompanying Notes to Financial Statements
51

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 10/29/21, 0.05%, due 11/01/21 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 10/31/21-07/20/51)	$1,000,000	0.2
	Total Repurchase Agreements
	(Cost $3,240,290)	3,240,290	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.3%
11,630,616 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $11,630,616)	11,630,616	2.3
	Total Short-Term Investments
	(Cost $14,870,906)	14,870,906	3.0
	Total Investments in Securities (Cost $444,188,656)	$509,270,857	101.4
	Liabilities in Excess of Other Assets	(6,905,436)	(1.4)
	Net Assets	$502,365,421	100.0
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of October 31, 2021.

Sector Diversification	Percentage of Net Assets
Information Technology	23.2%
Consumer Discretionary	14.9
Financials	13.0
Communication Services	12.5
Energy	8.7
Consumer Staples	8.2
Materials	6.1
Industrials	4.4
Health Care	3.7
Utilities	2.0
Real Estate	1.7
Short-Term Investments	3.0
Liabilities in Excess of Other Assets	(1.4)
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2021
Asset Table
Investments, at fair value
Common Stock
Argentina	$6,271,398	$—	$—	$6,271,398
Australia	581,304	—	—	581,304
Brazil	20,479,171	—	—	20,479,171
Chile	2,447,353	—	—	2,447,353
See Accompanying Notes to Financial Statements
52

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2021 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2021
China	22,075,549	103,748,783	—	125,824,332
Czech Republic	423,452	—	—	423,452
Egypt	1,343,119	2,952,590	—	4,295,709
Georgia	—	2,107,859	—	2,107,859
Germany	—	4,564,948	—	4,564,948
Greece	—	406,934	—	406,934
Hungary	446,483	2,606,713	—	3,053,196
India	3,430,107	63,549,931	—	66,980,038
Indonesia	—	9,734,492	—	9,734,492
Kazakhstan	4,158,600	—	—	4,158,600
Kenya	312,636	—	—	312,636
Kuwait	—	1,970,224	—	1,970,224
Malaysia	1,102,458	589,969	—	1,692,427
Mexico	17,520,876	—	—	17,520,876
Netherlands	—	9,445,512	—	9,445,512
Peru	690,887	—	—	690,887
Philippines	5,362,543	599,331	—	5,961,874
Poland	—	1,303,565	—	1,303,565
Qatar	449,649	—	—	449,649
Romania	215,785	—	—	215,785
Russia	21,933,254	10,550,309	—	32,483,563
Saudi Arabia	2,192,171	1,254,554	—	3,446,725
Singapore	5,028,147	—	—	5,028,147
South Africa	5,221,990	1,762,705	—	6,984,695
South Korea	3,313,627	55,504,689	—	58,818,316
Taiwan	—	67,865,895	—	67,865,895
Thailand	—	1,638,194	—	1,638,194
Turkey	6,529,767	278,140	—	6,807,907
United Arab Emirates	421,064	1,376,128	—	1,797,192
United Kingdom	3,507,339	—	—	3,507,339
United States	5,250,117	—	—	5,250,117
Total Common Stock	140,708,846	343,811,465	—	484,520,311
Preferred Stock	1,951,485	7,918,468	—	9,869,953
Warrants	9,687	—	—	9,687
Short-Term Investments	11,630,616	3,240,290	—	14,870,906
Total Investments, at fair value	$154,300,634	$354,970,223	$—	$509,270,857
Other Financial Instruments+
Forward Foreign Currency Contracts	—	14,075	—	14,075
Futures	21,564	—	—	21,564
Total Assets	$154,322,198	$354,984,298	$—	$509,306,496

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
53

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2021 (continued)

At October 31, 2021, the following forward foreign currency contracts were outstanding for Voya Multi-Manager Emerging Markets Equity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 448,970	ZAR 6,826,000	Brown Brothers Harriman & Co.	11/04/21	$6,460
USD 537,136	MXN 11,034,000	Morgan Stanley Capital Services LLC	11/03/21	7,113
USD 30,832	ZAR 463,293	State Street Bank and Trust Co.	11/02/21	502
				$14,075
At October 31, 2021, the following futures contracts were outstanding for Voya Multi-Manager Emerging Markets Equity Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
MSCI Emerging Markets Index	39	12/17/21	$2,460,900	$21,564
			$2,460,900	$21,564
Currency Abbreviations
MXN – Mexican Peso
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2021 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$14,075
Equity contracts	Variation margin receivable on futures contracts*	21,564
Total Asset Derivatives		$35,639

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$292,603	$292,603
Foreign exchange contracts	(359)	—	(359)
Total	$(359)	$292,603	$292,244
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$(7,613)	$(7,613)
Foreign exchange contracts	13,581	—	13,581
Total	$13,581	$(7,613)	$5,968
See Accompanying Notes to Financial Statements
54

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2021 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2021:
	Brown Brothers Harriman & Co.	Morgan Stanley Capital Services LLC	State Street Bank and Trust Co.	Totals
Assets:
Forward foreign currency contracts	$6,460	$7,113	$502	$14,075
Total Assets	$6,460	$7,113	$502	$14,075
Net OTC derivative instruments by counterparty, at fair value	$6,460	$7,113	$502	$14,075
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$6,460	$7,113	$502	$14,075

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At October 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $452,829,240.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$92,605,461
Gross Unrealized Depreciation	(35,619,938)
Net Unrealized Appreciation	$56,985,523
See Accompanying Notes to Financial Statements
55

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.1%
	Argentina: 0.4%
1,649 (1)	MercadoLibre, Inc.	$2,442,202	0.4

	Australia: 1.2%
16,281	Cochlear Ltd.	2,723,184	0.5
243,905	Goodman Group	4,038,295	0.7
		6,761,479	1.2

	Austria: 0.3%
30,548	Andritz AG	1,735,085	0.3

	Belgium: 1.5%
9,400	D’ieteren Group	1,620,792	0.3
47,687	KBC Group NV	4,440,766	0.8
22,356	Solvay S.A.	2,657,513	0.4
		8,719,071	1.5

	Brazil: 0.8%
186,936	Localiza Rent a Car SA	1,495,144	0.3
209,100	Raia Drogasil SA	866,958	0.2
5,746 (1)	StoneCo Ltd.	194,560	0.0
60,437 (1)	XP, Inc.	1,982,938	0.3
		4,539,600	0.8

	Canada: 5.7%
56,284	Brookfield Asset Management, Inc.	3,398,142	0.6
156,739	Cenovus Energy, Inc.	1,874,384	0.3
2,978	Constellation Software, Inc./Canada	5,233,614	0.9
390,500	Lundin Mining Corp.	3,398,259	0.6
42,510	Magna International, Inc.	3,457,888	0.6
76,700	Methanex Corp.	3,435,882	0.6
9,167 (1)(2)	Nuvei Corp.	1,103,890	0.2
20,748	Ritchie Bros Auctioneers, Inc.	1,418,126	0.3
3,046 (1)	Shopify, Inc.	4,467,659	0.8
45,741	Suncor Energy, Inc.	1,203,030	0.2
44,433	Toronto-Dominion Bank	3,225,485	0.6
		32,216,359	5.7

	China: 5.6%
29,247 (1)	Alibaba Group Holding Ltd. BABA ADR	4,824,000	0.9
4,399 (1)	Baidu, Inc. ADR	713,694	0.1
772,000	China Longyuan Power Group Corp. Ltd. - H Shares	1,805,737	0.3
206,500	China Merchants Bank Co., Ltd. - H Shares	1,730,500	0.3
14,200	China Tourism Group Duty Free Corp. Ltd. - A Shares	594,736	0.1
78,484	ENN Energy Holdings Ltd.	1,352,160	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
23,119 (2)	Hangzhou Tigermed Consulting Co. Ltd. - H Shares	$450,905	0.1
220,000	Li Ning Co. Ltd.	2,427,714	0.4
116,100 (1)(2)	Meituan Class B	3,950,725	0.7
112,000	Ping An Insurance Group Co. of China Ltd. - H Shares	802,226	0.1
81,600	Proya Cosmetics Co. Ltd. - A Shares	2,561,129	0.5
151,600	Shandong Sinocera Functional Material Co. Ltd. - A Shares	1,011,166	0.2
81,399	Tencent Holdings Ltd.	4,951,484	0.9
23,331 (1)	Trip.com Group Ltd. ADR	666,333	0.1
967,000	Weichai Power Co. Ltd. - H Shares	1,730,899	0.3
70,100 (2)	WuXi AppTec Co. Ltd. - H Shares	1,496,718	0.3
110,870	Yifeng Pharmacy Chain Co. Ltd. - A Shares	827,467	0.1
		31,897,593	5.6

	Colombia: 0.4%
187,200	Bancolombia SA	1,674,280	0.3
24,700	BanColombia SA ADR	887,471	0.1
		2,561,751	0.4

	Denmark: 0.6%
8,176 (1)	Ascendis Pharma A/S ADR	1,239,563	0.2
4,105	DSV A/S	954,073	0.2
2,750 (1)	Genmab A/S	1,235,442	0.2
		3,429,078	0.6

	Finland: 0.4%
29,333	Kone Oyj	2,000,488	0.4

	France: 6.6%
104,180	AXA S.A.	3,030,915	0.5
77,047	BNP Paribas	5,157,324	0.9
83,953	Bureau Veritas SA	2,668,455	0.5
10,934	Cie de Saint-Gobain	754,585	0.1
17,998	Cie Generale des Etablissements Michelin SCA	2,829,607	0.5
15,049	Edenred	814,322	0.1
1,757	Hermes International	2,789,973	0.5
43,726	IPSOS	2,049,335	0.4
2,168	Kering SA	1,627,163	0.3
4,882	L’Oreal S.A.	2,233,299	0.4
2,687	LVMH Moet Hennessy Louis Vuitton SE	2,106,939	0.4

See Accompanying Notes to Financial Statements
56

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
50,800	Publicis Groupe	$3,410,386	0.6
12,221	Remy Cointreau SA	2,468,767	0.4
10,772	Schneider Electric SE	1,857,293	0.3
21,062 (1)	UbiSoft Entertainment	1,102,889	0.2
26,368	Vinci SA	2,819,016	0.5
1,891 (1)(2)	Worldline SA/France	110,276	0.0
		37,830,544	6.6

	Germany: 7.6%
7,262	Adidas AG	2,376,869	0.4
37,253 (1)(2)	Auto1 Group SE	1,464,195	0.3
30,740	BASF SE	2,212,475	0.4
49,068	Bechtle AG	3,680,783	0.7
329,215 (1)	Commerzbank AG	2,404,224	0.4
141,374	Deutsche Telekom AG	2,629,160	0.5
41,200	Fresenius SE & Co. KGaA	1,872,699	0.3
15,712	Hannover Rueck SE	2,868,765	0.5
23,600	HeidelbergCement AG	1,777,201	0.3
86,341	Infineon Technologies AG	4,043,475	0.7
9,549	Muenchener Rueckversicherungs- Gesellschaft AG	2,827,337	0.5
16,147	Nemetschek SE	1,853,948	0.3
1,669	Rational AG	1,656,566	0.3
31,017	Siemens AG	5,042,816	0.9
67,086 (1)(2)	Zalando SE	6,338,339	1.1
		43,048,852	7.6

	Greece: 0.1%
51,500	Jumbo SA	766,545	0.1

	Hong Kong: 2.1%
380,600	AIA Group Ltd.	4,265,388	0.8
28,500	Hong Kong Exchanges and Clearing Ltd.	1,716,890	0.3
277,633	Techtronic Industries Co., Ltd.	5,704,041	1.0
		11,686,319	2.1

	India: 2.1%
63,747	HDFC Bank Ltd.	1,350,406	0.2
24,537	Housing Development Finance Corp.	935,515	0.2
308,396	ICICI Bank Ltd.	3,320,534	0.6
105,952	Infosys Ltd. ADR	2,360,611	0.4
20,244 (1)	MakeMyTrip Ltd.	641,127	0.1
105,549	Reliance Industries Ltd.	3,581,824	0.6
		12,190,017	2.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Ireland: 0.5%
1,113,428 (1)	Greencore Group PLC	$1,968,727	0.3
16,861	Smurfit Kappa PLC	883,799	0.2
		2,852,526	0.5

	Israel: 0.4%
13,134 (1)	CyberArk Software Ltd.	2,365,565	0.4

	Italy: 0.8%
19,266	Ferrari NV	4,571,581	0.8

	Japan: 16.1%
60,600	Asahi Group Holdings, Ltd.	2,750,045	0.5
23,500	Bandai Namco Holdings, Inc.	1,795,837	0.3
132,000	Brother Industries Ltd.	2,552,080	0.4
210,000	Daicel Corp.	1,572,326	0.3
54,800	Dai-ichi Life Holdings, Inc.	1,152,913	0.2
17,840	Daikin Industries Ltd.	3,907,225	0.7
24,600	Daito Trust Construction Co., Ltd.	3,050,009	0.5
30,200	Denso Corp.	2,189,354	0.4
12,300	Eisai Co., Ltd.	871,531	0.2
101,200	Honda Motor Co., Ltd.	2,993,280	0.5
12,800	Hoya Corp.	1,884,270	0.3
46,300	Kakaku.com, Inc.	1,536,463	0.3
21,500	Kao Corp.	1,216,213	0.2
69,200	KDDI Corp.	2,116,137	0.4
10,806	Keyence Corp.	6,522,661	1.1
326,500	Marubeni Corp.	2,770,458	0.5
609,500	Mitsubishi UFJ Financial Group, Inc.	3,342,192	0.6
30,800	Murata Manufacturing Co., Ltd.	2,284,701	0.4
23,800	Nidec Corp.	2,636,036	0.5
141,400	Olympus Corp.	3,063,155	0.5
7,900	Oriental Land Co., Ltd.	1,247,724	0.2
26,800	Pigeon Corp.	620,586	0.1
93,905	Recruit Holdings Co. Ltd.	6,246,468	1.1
10,400	Shimano, Inc.	2,901,742	0.5
42,700	Shiseido Co., Ltd.	2,849,242	0.5
6,200	SMC Corp.	3,699,944	0.6
30,400	SoftBank Group Corp.	1,645,777	0.3
69,000	Sony Group Corp.	7,989,950	1.4
13,000	Sugi Holdings Co., Ltd.	930,817	0.2
80,900	Sumitomo Mitsui Trust Holdings, Inc.	2,661,113	0.5
33,300	Suzuki Motor Corp.	1,485,077	0.3
32,687	Sysmex Corp.	4,052,891	0.7

See Accompanying Notes to Financial Statements
57

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
107,600	T&D Holdings, Inc.	$1,380,041	0.2
1,400	Tokyo Electron Ltd.	652,446	0.1
39,900	Unicharm Corp.	1,613,668	0.3
276,600	Z Holdings Corp.	1,717,139	0.3
		91,901,511	16.1

	Netherlands: 5.1%
219 (1)(2)	Adyen NV	660,792	0.1
25,048 (1)	AerCap Holdings NV	1,478,834	0.3
56,737	ArcelorMittal SA	1,918,859	0.3
4,066 (1)	Argenx SE ADR	1,227,769	0.2
10,235	ASML Holding NV	8,320,053	1.5
10,984	IMCD NV	2,438,944	0.4
12,606	Koninklijke DSM NV	2,754,143	0.5
57,329	Koninklijke Philips NV	2,704,512	0.5
9,354	Prosus NV	823,930	0.1
216,194	Royal Dutch Shell PLC - Class A	4,981,347	0.9
2,745	Royal Dutch Shell PLC - Class A (Pound)	62,885	0.0
85,811	Stellantis NV	1,713,174	0.3
		29,085,242	5.1

	New Zealand: 0.5%
23,757 (1)	Xero Ltd.	2,708,829	0.5

	Norway: 2.5%
153,899	DNB Bank ASA	3,662,285	0.7
89,423	Equinor ASA	2,265,830	0.4
222,765	SpareBank 1 SR-Bank ASA	3,416,482	0.6
116,876	Sparebanken Vest	1,364,907	0.2
65,347	Yara International ASA	3,415,222	0.6
		14,124,726	2.5

	Portugal: 0.5%
115,205	Jeronimo Martins SGPS SA	2,610,275	0.5

	Russia: 0.8%
1,561,600	Alrosa PJSC	2,757,046	0.5
90,400	Sberbank PAO ADR	1,815,232	0.3
		4,572,278	0.8

	Singapore: 1.3%
7,878 (1)	Sea Ltd. ADR	2,706,645	0.5
229,438	United Overseas Bank Ltd.	4,560,845	0.8
		7,267,490	1.3

	South Africa: 0.3%
8,801	Naspers Ltd.	1,490,483	0.3

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea: 4.6%
62,296 (1)	Coupang, Inc.	$1,853,929	0.3
10,400	Hyundai Mobis Co. Ltd.	2,248,159	0.4
48,721	Kia Corp.	3,555,285	0.6
28,800	KT&G Corp.	2,000,413	0.4
20,200	LG Electronics, Inc.	2,089,769	0.4
191,100	LG Uplus Corp.	2,351,899	0.4
88,450	Samsung Electronics Co., Ltd. 005930	5,295,779	0.9
3,369	Samsung SDI Co., Ltd.	2,125,597	0.4
55,100	Shinhan Financial Group Co., Ltd.	1,798,846	0.3
31,700	SK Hynix, Inc.	2,794,375	0.5
		26,114,051	4.6

	Spain: 1.5%
57,621 (2)	Cellnex Telecom SA	3,543,683	0.6
200,278	Iberdrola S.A. - IBEE	2,364,996	0.4
73,081	Industria de Diseno Textil SA	2,647,312	0.5
		8,555,991	1.5

	Sweden: 4.7%
18,307	Atlas Copco AB - A Shares	1,178,947	0.2
55,773	Atlas Copco AB - B Shares	3,022,552	0.5
100,124 (1)	Duni AB	1,396,699	0.2
89,550	Epiroc AB	1,902,388	0.4
3,601	Industrivarden AB-Class A	118,791	0.0
125,609	Investor AB	2,898,295	0.5
65,113	Loomis AB	1,758,233	0.3
354,501	Nibe Industrier AB	5,272,731	0.9
98,300	SKF AB - B Shares	2,283,037	0.4
15,422 (1)	Spotify Technology SA	4,463,127	0.8
234,071	Svenska Handelsbanken AB	2,683,001	0.5
		26,977,801	4.7

	Switzerland: 2.7%
27,245	Cie Financiere Richemont SA	3,371,582	0.6
2,365	Lonza Group AG	1,943,558	0.4
21,901	Nestle SA	2,888,900	0.5
28,068	Novartis AG	2,321,581	0.4
120	Partners Group	209,635	0.0
11,513	Roche Holding AG	4,460,069	0.8
		15,195,325	2.7

	Taiwan: 2.4%
326,000	Catcher Technology Co., Ltd.	1,890,282	0.3
23,785	MediaTek, Inc.	782,828	0.2
319,331	Taiwan Semiconductor Manufacturing Co., Ltd.	6,776,302	1.2

See Accompanying Notes to Financial Statements
58

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
36,037	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	$4,097,407	0.7
		13,546,819	2.4

	Thailand: 0.9%
444,770	Kasikornbank PCL - Foreign	1,896,112	0.3
58,700	Kasikornbank PCL - NVDR	250,246	0.0
612,900	Siam Commercial Bank PCL - Foreign	2,330,350	0.4
306,000	Tisco Financial Group PCL	851,478	0.2
		5,328,186	0.9

	United Kingdom: 13.1%
42,517 (1)	Allfunds Group Plc	859,433	0.1
170,800	Amcor PLC	2,061,556	0.4
104,925	Anglo American PLC	3,991,664	0.7
115,900	Antofagasta PLC	2,260,658	0.4
27,595 (1)	ASOS PLC	936,872	0.2
40,853	AstraZeneca PLC	5,110,768	0.9
333,241 (2)	Auto Trader Group PLC	2,762,715	0.5
472,885 (1)	Babcock International Group	2,065,180	0.4
69,324	Bellway PLC	3,145,500	0.5
54,935	Bunzl PLC	2,030,404	0.3
45,782	Burberry Group PLC	1,209,976	0.2
1,865,100 (1)	Cineworld Group PLC	1,561,883	0.3
44,800	Coca-Cola Europacific Partners PLC	2,358,720	0.4
45,638	CRH PLC - London	2,183,216	0.4
59,482	Diageo PLC	2,959,332	0.5
12,733	Games Workshop Group PLC	1,680,714	0.3
106,634	Hargreaves Lansdown PLC	2,243,895	0.4
92,159	HomeServe PLC	1,078,362	0.2
217,741	Inchcape PLC	2,461,394	0.4
101,873	Intermediate Capital Group PLC	3,055,679	0.5
24,282	Intertek Group PLC	1,626,115	0.3
39,204	Johnson Matthey PLC	1,465,270	0.3
8,105	Linde PLC	2,607,681	0.5
6,985	London Stock Exchange Group PLC	679,946	0.1
121,102	Mondi PLC	3,024,372	0.5
26,500	Next PLC	2,888,222	0.5
117,020	Prudential PLC	2,388,139	0.4
304,403	Rightmove PLC	2,877,391	0.5
44,316	Rio Tinto PLC	2,763,169	0.5
107,972	Segro PLC	1,908,357	0.3
1,499,603	Taylor Wimpey PLC	3,172,874	0.6
269,607 (1)(2)	Trainline PLC	1,168,900	0.2
42,193	Weir Group PLC	1,000,851	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
77,113 (1)	Wise PLC	$865,582	0.2
		74,454,790	13.1

	United States: 3.0%
2,046 (1)(3)	Didi Global, Inc., Lockup Shares	65,384	0.0
3,696 (1)	Illumina, Inc.	1,534,062	0.3
18,500 (1)	Jazz Pharmaceuticals PLC	2,461,240	0.4
4,799 (1)	Mettler Toledo International, Inc.	7,106,743	1.3
43,266	Popular, Inc.	3,523,583	0.6
17,094	TE Connectivity Ltd.	2,495,724	0.4
		17,186,736	3.0
	Total Common Stock
	(Cost $453,082,448)	552,735,188	97.1
EXCHANGE-TRADED FUNDS: 0.1%
7,214	iShares MSCI ACWI ex US ETF	411,703	0.1
	Total Exchange-Traded Funds
	(Cost $414,257)	411,703	0.1
PREFERRED STOCK: 0.9%
	Germany: 0.9%
8,432	Sartorius AG	5,461,738	0.9
	Total Preferred Stock
	(Cost $1,895,213)	5,461,738	0.9
	Total Long-Term Investments
	(Cost $455,391,918)	558,608,629	98.1
SHORT-TERM INVESTMENTS: 1.1%
	Mutual Funds: 1.1%
6,403,749 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $6,403,749)	6,403,749	1.1
	Total Short-Term Investments
	(Cost $6,403,749)	6,403,749	1.1
	Total Investments in Securities (Cost $461,795,667)	$565,012,378	99.2
	Assets in Excess of Other Liabilities	4,457,014	0.8
	Net Assets	$569,469,392	100.0

See Accompanying Notes to Financial Statements
59

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2021 (continued)

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Restricted security as to resale, excluding Rule 144A securities. As of October 31, 2021, the Fund held restricted securities with a fair value of $65,384 or 0.0% of net assets. Please refer to the table below for additional details.

(4)
Rate shown is the 7-day yield as of October 31, 2021.

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	18.3%
Financials	16.7
Information Technology	13.5
Industrials	13.4
Health Care	9.3
Materials	8.5
Communication Services	7.4
Consumer Staples	5.9
Energy	2.4
Real Estate	1.6
Utilities	1.0
Exchange-Traded Funds	0.1
Short-Term Investments	1.1
Assets in Excess of Other Liabilities	0.8
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2021
Asset Table
Investments, at fair value
Common Stock
Argentina	$2,442,202	$—	$—	$2,442,202
Australia	—	6,761,479	—	6,761,479
Austria	—	1,735,085	—	1,735,085
Belgium	—	8,719,071	—	8,719,071
Brazil	4,539,600	—	—	4,539,600
Canada	32,216,359	—	—	32,216,359
China	6,204,027	25,693,566	—	31,897,593
Colombia	2,561,751	—	—	2,561,751
Denmark	1,239,563	2,189,515	—	3,429,078
Finland	—	2,000,488	—	2,000,488
France	—	37,830,544	—	37,830,544
Germany	1,464,195	41,584,657	—	43,048,852
Greece	—	766,545	—	766,545
Hong Kong	—	11,686,319	—	11,686,319
India	3,001,738	9,188,279	—	12,190,017
Ireland	1,968,727	883,799	—	2,852,526
Israel	2,365,565	—	—	2,365,565
Italy	—	4,571,581	—	4,571,581
Japan	—	91,901,511	—	91,901,511
Netherlands	2,706,603	26,378,639	—	29,085,242
New Zealand	—	2,708,829	—	2,708,829
Norway	—	14,124,726	—	14,124,726
Portugal	2,610,275	—	—	2,610,275
Russia	1,815,232	2,757,046	—	4,572,278
Singapore	2,706,645	4,560,845	—	7,267,490
South Africa	—	1,490,483	—	1,490,483
See Accompanying Notes to Financial Statements
60

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2021 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2021
South Korea	1,853,929	24,260,122	—	26,114,051
Spain	2,364,996	6,190,995	—	8,555,991
Sweden	7,618,059	19,359,742	—	26,977,801
Switzerland	—	15,195,325	—	15,195,325
Taiwan	4,097,407	9,449,412	—	13,546,819
Thailand	—	5,328,186	—	5,328,186
United Kingdom	12,534,661	61,920,129	—	74,454,790
United States	17,121,352	65,384	—	17,186,736
Total Common Stock	113,432,886	439,302,302	—	552,735,188
Exchange-Traded Funds	411,703	—	—	411,703
Preferred Stock	—	5,461,738	—	5,461,738
Short-Term Investments	6,403,749	—	—	6,403,749
Total Investments, at fair value	$120,248,338	$444,764,040	$—	$565,012,378

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2021, Voya Multi-Manager International Equity Fund held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Didi Global, Inc., Lockup Shares	10/19/2015	$56,114	$65,384
		$56,114	$65,384
The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(95,560)
Total	$(95,560)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$341
Total	$341
At October 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $467,667,994.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$119,187,088
Gross Unrealized Depreciation	(21,636,637)
Net Unrealized Appreciation	$97,550,451
See Accompanying Notes to Financial Statements
61

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.4%
	Australia: 9.1%
61,416	Amcor PLC	$743,321	0.1
12,038	Aristocrat Leisure Ltd.	426,947	0.1
9,476	ASX Ltd.	595,923	0.1
61,138	Australia & New Zealand Banking Group Ltd.	1,301,041	0.3
104,384	BHP Group Ltd.	2,867,104	0.6
71,114	BHP Group PLC	1,878,232	0.4
47,619	BlueScope Steel Ltd.	744,097	0.2
105,837	Brambles Ltd.	802,950	0.2
32,970	Charter Hall Group	432,562	0.1
2,783	Cochlear Ltd.	465,489	0.1
63,739	Coles Group Ltd.	825,989	0.2
47,330	Commonwealth Bank of Australia	3,751,468	0.8
32,884	Computershare Ltd.	467,917	0.1
5,112	CSL Ltd.	1,163,182	0.2
130,876	Dexus	1,073,544	0.2
3,366	Domino’s Pizza Enterprises Ltd.	345,277	0.1
102,864	Endeavour Group Ltd./ Australia	528,562	0.1
28,649	Fortescue Metals Group Ltd.	298,523	0.1
80,757	Goodman Group	1,337,080	0.3
20,589	Macquarie Group Ltd.	3,003,437	0.6
503,458	Medibank Pvt Ltd.	1,265,251	0.3
179,373	Metcash Ltd.	552,819	0.1
470,917	Mirvac Group	1,005,011	0.2
207,243	Orora Ltd.	518,448	0.1
86,728 (1)	Qantas Airways Ltd.	351,251	0.1
28,280	Rio Tinto Ltd.	1,937,534	0.4
251,121	Shopping Centres Australasia Property Group	527,567	0.1
51,978	Sonic Healthcare Ltd.	1,577,240	0.3
153,991	South32 Ltd. - AUD	415,402	0.1
162,159	Stockland	558,950	0.1
180,569	Suncorp Group Ltd.	1,597,822	0.3
294,070	TABCORP Holdings Ltd.	1,107,273	0.2
794,368	Telstra Corp., Ltd.	2,296,097	0.5
40,862	Transurban Group - Stapled Security	416,348	0.1
14,715	Washington H Soul Pattinson & Co. Ltd.	362,381	0.1
53,384	Wesfarmers Ltd.	2,309,690	0.5
37,088	Westpac Banking Corp.	721,550	0.1
95,686	Woolworths Group Ltd.	2,756,208	0.6
		43,329,487	9.1

	Austria: 0.3%
10,099	Andritz AG	573,610	0.1
3,030	Verbund - Oesterreichische Elektrizitaetswirtschafts AG	315,855	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Austria (continued)
13,431	Voestalpine AG	$510,125	0.1
4,680	Wienerberger AG	165,675	0.0
		1,565,265	0.3

	Belgium: 0.3%
986	D’ieteren Group	170,011	0.0
2,054	Sofina SA	908,908	0.2
3,404	UCB S.A.	406,866	0.1
		1,485,785	0.3

	Canada: 7.1%
14,602	Alimentation Couche-Tard, Inc.	547,693	0.1
8,640	Bank of Montreal	938,071	0.2
23,605	Bank of Nova Scotia	1,547,600	0.3
7,932	BCE, Inc.	408,329	0.1
7,314	Brookfield Asset Management, Inc.	441,582	0.1
4,231	Canadian Imperial Bank of Commerce - XTSE	513,388	0.1
3,577	Canadian National Railway Co. - CNR	475,392	0.1
12,107	Canadian Pacific Railway Ltd.	937,079	0.2
5,434	Canadian Tire Corp. Ltd.	771,807	0.2
4,578 (1)	Canfor Corp.	94,845	0.0
19,607 (1)	CGI, Inc.	1,751,576	0.4
22,308	CI Financial Corp.	508,671	0.1
760	Constellation Software, Inc./Canada	1,335,644	0.3
24,032	Empire Co. Ltd.	718,474	0.2
34,770	Enbridge, Inc.	1,456,429	0.3
1,756	Fairfax Financial Holdings Ltd.	711,211	0.2
23,557	First Quantum Minerals Ltd.	557,709	0.1
13,746	Fortis, Inc.	611,884	0.1
17,900	George Weston Ltd.	1,934,056	0.4
13,050	Great-West Lifeco, Inc.	383,929	0.1
20,164 (2)	Hydro One Ltd.	481,779	0.1
10,316	IGM Financial, Inc.	409,606	0.1
9,166	Imperial Oil Ltd.	310,323	0.1
5,640	Intact Financial Corp.	756,086	0.2
16,783	Loblaw Cos Ltd.	1,262,251	0.3
34,901	Lundin Mining Corp.	303,720	0.1
11,193	Magna International, Inc.	910,471	0.2
36,484	Manulife Financial Corp.	710,754	0.2
8,027	Metro, Inc. - Class A	403,880	0.1
7,484	National Bank Of Canada	619,595	0.1
15,758	Nutrien Ltd.	1,101,379	0.2
3,970	Open Text Corp.	199,976	0.0
30,423	Power Corp. of Canada	1,013,281	0.2

See Accompanying Notes to Financial Statements
62

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Canada (continued)
9,809	RioCan Real Estate Investment Trust	$176,667	0.0
18,266	Rogers Communications, Inc.	849,540	0.2
21,352	Royal Bank of Canada	2,222,499	0.5
22,927	Shaw Communications, Inc. - Class B	660,244	0.1
8,769	SmartCentres Real Estate Investment Trust	220,996	0.0
16,087	Sun Life Financial, Inc.	916,787	0.2
11,422	TC Energy Corp.	617,892	0.1
4,827	Thomson Reuters Corp.	580,636	0.1
15,608	Toronto-Dominion Bank	1,133,018	0.2
5,202	Waste Connections, Inc.	707,835	0.1
5,204	West Fraser Timber Co., Ltd.-WFG	416,665	0.1
		33,631,249	7.1

	China: 2.1%
54,620 (1)	Alibaba Group Holding Ltd.	1,123,132	0.2
2,079 (1)	Baidu, Inc. ADR	337,297	0.1
12,000	Byd Co., Ltd. - H Shares	458,971	0.1
447,000	China CITIC Bank Corp. Ltd. - H Shares	196,076	0.0
377,000	China Construction Bank - H Shares	256,579	0.1
174,400 (1)	China Eastern Airlines Corp. Ltd. - A Shares	131,557	0.0
32,000	China Mengniu Dairy Co., Ltd.	203,602	0.1
39,000	China Merchants Bank Co., Ltd. - H Shares	326,826	0.1
58,000	China National Building Material Co., Ltd. - H Shares	72,691	0.0
418,500	China Shenhua Energy Co., Ltd. - H Shares	899,899	0.2
14,300	Eve Energy Co. Ltd. - A Shares	253,478	0.1
5,109	Ganfeng Lithium Co. Ltd. - A Shares	133,765	0.0
6,262 (1)	I-Mab ADR	386,929	0.1
857,000	Industrial & Commercial Bank of China - H Shares	469,775	0.1
3,471 (1)	JD.com, Inc. ADR	271,710	0.1
42,000	Jiangxi Copper Co., Ltd. - H Shares	73,345	0.0
810	Kweichow Moutai Co. Ltd. - A Shares (Nth SSE-SEHK)	231,141	0.1
484,000	Lenovo Group Ltd.	525,609	0.1
3,000	NAURA Technology Group Co. Ltd. - A Shares	174,010	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
1,875	NetEase, Inc. ADR	$182,981	0.0
3,768 (1)	NIO, Inc. ADR	148,497	0.0
385,000	PICC Property & Casualty Co., Ltd. - H Shares	358,414	0.1
22,900	Tencent Holdings Ltd.	1,393,002	0.3
7,329 (1)	Vipshop Holdings Ltd. ADR	81,792	0.0
3,700	Wuliangye Yibin Co. Ltd. - A Shares	125,028	0.0
13,000 (1)(2)	Wuxi Biologics Cayman, Inc.	196,911	0.0
7,330	Yum China Holdings, Inc.	418,396	0.1
7,100	Yunnan Energy New Material Co. Ltd. - A Shares	323,803	0.1
		9,755,216	2.1

	Denmark: 2.9%
147	AP Moller - Maersk A/S - Class A	403,612	0.1
687	AP Moller - Maersk A/S - Class B	1,990,891	0.4
8,857	Carlsberg A/S	1,462,431	0.3
2,704	Coloplast A/S	441,612	0.1
5,115	DSV A/S	1,188,814	0.2
1,030 (1)	Genmab A/S	462,729	0.1
14,230	GN Store Nord A/S	864,718	0.2
46,657	Novo Nordisk A/S	5,116,169	1.0
7,669	Novozymes A/S	564,123	0.1
6,427 (2)	Orsted A/S	907,766	0.2
2,930	Royal Unibrew A/S	363,980	0.1
5,570 (1)	Vestas Wind Systems A/S	240,987	0.1
		14,007,832	2.9

	Finland: 1.3%
6,914	Elisa OYJ	417,263	0.1
49,903	Fortum OYJ	1,484,123	0.3
52,818	Kesko OYJ	1,718,939	0.4
5,396	Kone Oyj	368,003	0.1
127,986 (1)	Nokia OYJ - Finland	734,579	0.1
12,053	Nokian Renkaat OYJ	452,617	0.1
29,961 (1)	Outokumpu OYJ	186,625	0.0
14,963	UPM-Kymmene OYJ	528,059	0.1
11,464	Valmet OYJ	465,394	0.1
		6,355,602	1.3

	France: 7.2%
183,690 (1)(3)	Air France-KLM	865,167	0.2
3,159	Air Liquide SA	527,421	0.1
22,652 (1)	AXA S.A.	661,074	0.1
2,881	BioMerieux	366,950	0.1
25,673	Bouygues SA	1,040,152	0.2
8,534	Capgemini SE	1,989,818	0.4

See Accompanying Notes to Financial Statements
63

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
45,723	Carrefour S.A.	$827,765	0.2
20,386	Cie de Saint-Gobain	1,406,893	0.3
9,866	Cie Generale des Etablissements Michelin SCA	1,551,112	0.3
8,067	Danone	525,855	0.1
55,021	Engie SA	782,684	0.2
2,194	EssilorLuxottica SA	453,934	0.1
1,278	Hermes International	2,029,360	0.4
4,600	Ipsen SA	476,073	0.1
1,155	Kering SA	866,870	0.2
7,103	Legrand S.A.	774,869	0.2
5,853	L’Oreal S.A.	2,677,489	0.6
4,241	LVMH Moet Hennessy Louis Vuitton SE	3,325,467	0.7
84,245	Orange SA	918,690	0.2
14,704	Publicis Groupe	987,132	0.2
23,425	Sanofi	2,352,910	0.5
14,319	Schneider Electric SE	2,468,861	0.5
41,222	Societe Generale	1,376,981	0.3
4,637 (1)	Sodexo SA	451,132	0.1
16,218	Suez SA	369,055	0.1
1,766	Teleperformance	737,681	0.1
8,687	Thales S.A.	801,625	0.2
21,592	TotalEnergies SE	1,081,221	0.2
24,958	Veolia Environnement	815,105	0.2
3,996	Vinci SA	427,214	0.1
11,129	Vivendi SE	143,370	0.0
1,723	Wendel SE	229,521	0.0
		34,309,451	7.2

	Germany: 6.3%
2,934	Adidas AG	961,256	0.2
5,825	Allianz SE	1,352,629	0.3
10,730	BASF SE	772,279	0.2
19,094	Bayerische Motoren Werke AG	1,929,187	0.4
10,497	Bechtle AG	787,421	0.2
12,353	Brenntag SE	1,175,247	0.2
24,409	Daimler AG	2,422,902	0.5
62,948 (1)	Deutsche Bank AG	808,589	0.2
54,091	Deutsche Post AG	3,348,621	0.7
61,150	Deutsche Telekom AG	1,137,219	0.2
1,322	Deutsche Wohnen SE	67,718	0.0
179,507	E.ON AG	2,276,120	0.5
9,768	Fresenius SE & Co. KGaA	443,993	0.1
7,645	GEA Group AG	376,526	0.1
4,938	LEG Immobilien SE	734,495	0.2
4,127	Merck KGaA	975,315	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany (continued)
3,947	Muenchener Rueckversicherungs- Gesellschaft AG	$1,168,656	0.2
2,246	Rheinmetall AG	217,923	0.0
32,043	RWE AG	1,233,392	0.3
18,403	SAP SE	2,664,966	0.6
11,974	Siemens AG	1,946,761	0.4
394,641	Telefonica Deutschland Holding AG	1,028,207	0.2
19,207	Uniper SE	849,079	0.2
8,076	Vonovia SE	489,914	0.1
7,367 (1)(2)	Zalando SE	696,040	0.1
		29,864,455	6.3

	Hong Kong: 1.8%
133,000	AIA Group Ltd.	1,490,532	0.3
96,000	CK Asset Holdings Ltd.	592,998	0.1
126,902	CK Hutchison Holdings Ltd.	850,805	0.2
118,000	CLP Holdings Ltd.	1,155,328	0.3
119,000	HKT Trust & HKT Ltd. - Stapled Security	161,487	0.1
8,100	Hong Kong Exchanges and Clearing Ltd.	487,958	0.1
18,600	Jardine Matheson Holdings Ltd.	1,080,347	0.2
103,500	Power Assets Holdings Ltd.	632,520	0.1
38,000	Sun Hung Kai Properties Ltd.	503,817	0.1
98,000	Swire Pacific Ltd. - Class A	616,086	0.1
20,000	Techtronic Industries Co., Ltd.	410,905	0.1
45,200	Vtech Holdings Ltd.	348,061	0.1
		8,330,844	1.8

	India: 0.7%
18,077 (1)	Axis Bank Ltd.	179,884	0.0
3,163	Divis Laboratories Ltd.	217,641	0.0
8,302	Housing Development Finance Corp.	316,528	0.1
5,812	ICICI Bank Ltd. ADR	122,924	0.0
224,460	Indian Oil Corp. Ltd.	384,272	0.1
28,281	Infosys Ltd. ADR	630,100	0.2
11,019	Infosys Ltd.	246,592	0.1
5,219	Larsen & Toubro Ltd.	123,629	0.0
25,002	Reliance Industries Ltd.	848,447	0.2
4,412	Tata Consultancy Services Ltd.	200,545	0.0
		3,270,562	0.7

See Accompanying Notes to Financial Statements
64

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Indonesia: 0.0%
389,900	Bank Mandiri Persero TBK PT	$197,123	0.0

	Ireland: 0.6%
17,883	DCC PLC	1,492,165	0.3
22,953	Glanbia Plc	374,849	0.1
21,704	James Hardie Industries SE	852,665	0.2
6,632	Smurfit Kappa PLC	347,799	0.0
		3,067,478	0.6

	Israel: 1.5%
57,174	Bank Hapoalim BM	563,105	0.1
267,577	Bank Leumi Le-Israel BM	2,556,531	0.5
146,497 (1)	Bezeq Israeli Telecommunication Corp., Ltd.	183,760	0.1
10,477 (1)	Check Point Software Technologies	1,253,049	0.3
57,774	ICL Group Ltd.	495,123	0.1
143,636 (1)	Israel Discount Bank Ltd.	867,882	0.2
12,350	Mizrahi Tefahot Bank Ltd.	449,355	0.1
1,483 (1)	Nice Ltd.	419,243	0.1
5,232 (1)	RADWARE Ltd.	185,370	0.0
		6,973,418	1.5

	Italy: 1.4%
174,717	A2A SpA	367,666	0.1
21,092	Assicurazioni Generali S.p.A.	459,284	0.1
4,564	Azimut Holding S.p.A.	131,436	0.0
7,326	Buzzi Unicem SpA	170,868	0.0
56,854	Enel S.p.A.	475,971	0.1
85,647 (1)	FinecoBank Banca Fineco SpA	1,635,672	0.4
485,936	Intesa Sanpaolo SpA	1,381,120	0.3
12,836	Moncler SpA	923,737	0.2
77,012	Snam SpA	436,181	0.1
61,185	Terna - Rete Elettrica Nazionale	455,878	0.1
31,777	Unipol Gruppo Finanziario SpA	182,508	0.0
		6,620,321	1.4

	Japan: 18.6%
16,500	AGC, Inc.	821,627	0.2
17,600	Ajinomoto Co., Inc.	526,956	0.1
30,400	Amada Co. Ltd.	300,336	0.1
47,000	Asahi Kasei Corp.	493,751	0.1
33,200	Astellas Pharma, Inc.	559,712	0.1
23,600	Bridgestone Corp.	1,044,047	0.2
90,300	Canon, Inc.	2,053,365	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
45,000	Chubu Electric Power Co., Inc.	$465,801	0.1
49,800	Citizen Watch Co., Ltd.	217,181	0.0
28,400	CyberAgent, Inc.	475,858	0.1
59,400	Dai-ichi Life Holdings, Inc.	1,249,691	0.3
15,900	Daiichi Sankyo Co., Ltd.	401,195	0.1
2,400	Daikin Industries Ltd.	525,636	0.1
9,900	Daito Trust Construction Co., Ltd.	1,227,443	0.3
23,700	Daiwa House Industry Co., Ltd.	781,868	0.2
10,400	Ebara Corp.	567,496	0.1
2,800	Fanuc Ltd.	553,339	0.1
12,700	Fuji Film Holdings Corp.	981,423	0.2
34,600 (1)	Fujikura Ltd.	186,627	0.0
8,800	Fujitsu Ltd.	1,520,902	0.3
30,300	Hitachi Ltd.	1,746,024	0.4
4,900	Hitachi Transport System Ltd.	193,041	0.0
57,600	Honda Motor Co., Ltd.	1,703,685	0.4
9,300	Hoya Corp.	1,369,040	0.3
20,300	IHI Corp.	474,164	0.1
19,700	Iida Group Holdings Co. Ltd.	485,694	0.1
6,400	Internet Initiative Japan, Inc.	223,925	0.0
3,600	Ito En Ltd.	239,781	0.0
41,900	Itochu Corp.	1,195,024	0.3
9,500	Iwatani Corp.	561,122	0.1
11,500 (1)	Japan Airlines Co. Ltd.	247,496	0.1
134,700	Japan Post Holdings Co. Ltd.	1,035,022	0.2
42,500	Japan Tobacco, Inc.	834,325	0.2
131,400	Kajima Corp.	1,617,897	0.3
9,700	Kaneka Corp.	371,985	0.1
37,800	Kansai Electric Power Co., Inc.	348,029	0.1
69,300	KDDI Corp.	2,119,195	0.4
2,900	Keyence Corp.	1,750,483	0.4
8,300	Kikkoman Corp.	678,858	0.1
8,800	Kurita Water Industries, Ltd.	434,646	0.1
13,400	Lawson, Inc.	648,019	0.1
30,400	Lixil Corp.	780,973	0.2
5,100	M3, Inc.	300,545	0.1
73,300	Marubeni Corp.	621,974	0.1
82,000 (1)	Mazda Motor Corp.	737,530	0.2
105,700	Mitsubishi Chemical Holdings Corp.	874,924	0.2
26,600	Mitsubishi Corp.	845,826	0.2
49,300	Mitsubishi Electric Corp.	662,071	0.1
86,500	Mitsubishi Estate Co., Ltd.	1,314,540	0.3
35,200	Mitsubishi Heavy Industries Ltd.	900,165	0.2

See Accompanying Notes to Financial Statements
65

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
130,500	Mitsubishi UFJ Financial Group, Inc.	$715,597	0.1
66,300	Mitsui & Co., Ltd.	1,517,243	0.3
21,900	Mitsui Chemicals, Inc.	651,171	0.1
15,100	Mitsui OSK Lines Ltd.	952,077	0.2
75,800	Mizuho Financial Group, Inc.	1,000,407	0.2
7,000	MonotaRO Co. Ltd.	159,542	0.0
6,000	Murata Manufacturing Co., Ltd.	445,072	0.1
4,300	Nabtesco Corp.	139,550	0.0
5,200	Nihon Kohden Corp.	165,460	0.0
16,900	Nikon Corp.	186,335	0.0
1,500	Nintendo Co., Ltd.	662,486	0.1
72	Nippon Building Fund, Inc.	467,780	0.1
16,800	Nippon Express Co., Ltd.	1,051,588	0.2
18,300	Nippon Steel Corp.	320,849	0.1
41,600	Nippon Suisan Kaisha Ltd.	236,425	0.0
72,500	Nippon Telegraph & Telephone Corp.	2,031,373	0.4
20,300	Nitto Denko Corp.	1,586,245	0.3
36,600	Nomura Real Estate Holdings, Inc.	892,286	0.2
9,300	Nomura Research Institute Ltd.	372,317	0.1
24,800	Olympus Corp.	537,244	0.1
3,600	Omron Corp.	344,285	0.1
3,800	Oracle Corp. Japan	359,573	0.1
44,400	ORIX Corp.	882,508	0.2
28,000	Osaka Gas Co., Ltd.	451,304	0.1
17,100	Otsuka Holdings Co. Ltd.	676,293	0.1
71,300	Panasonic Corp.	881,698	0.2
28,500	Pola Orbis Holdings, Inc.	608,525	0.1
33,300	Recruit Holdings Co. Ltd.	2,215,083	0.5
42,800 (1)	Renesas Electronics Corp.	526,501	0.1
64,800	Resona Holdings, Inc.	243,428	0.1
26,100	Ricoh Co., Ltd.	254,158	0.1
37,000	Round One Corp.	445,211	0.1
18,200	Santen Pharmaceutical Co., Ltd.	256,528	0.1
10,900	Sega Sammy Holdings, Inc.	155,003	0.0
33,900	Sekisui House Ltd.	704,808	0.1
31,600	Seven & I Holdings Co., Ltd.	1,326,719	0.3
14,200	SG Holdings Co. Ltd.	356,577	0.1
12,100	Shimadzu Corp.	491,590	0.1
2,300	Shimano, Inc.	641,731	0.1
4,500	Shin-Etsu Chemical Co., Ltd.	802,499	0.2
6,200	Shionogi & Co., Ltd.	404,242	0.1
13,500	Shiseido Co., Ltd.	900,814	0.2
54,400	SoftBank Corp.	742,542	0.2
6,200	SoftBank Group Corp.	335,652	0.1
35,000	Sony Group Corp.	4,052,873	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
374,100	Sumitomo Chemical Co., Ltd.	$1,842,934	0.4
90,500	Sumitomo Corp.	1,289,595	0.3
33,500	Sumitomo Mitsui Financial Group, Inc.	1,087,063	0.2
17,600	Sumitomo Realty & Development Co., Ltd.	636,063	0.1
33,100	Sumitomo Rubber Industries, Inc.	407,927	0.1
29,500	T&D Holdings, Inc.	378,357	0.1
9,300	Takeda Pharmaceutical Co., Ltd.	261,012	0.1
2,700	TechnoPro Holdings, Inc.	86,290	0.0
35,400	Teijin Ltd.	475,165	0.1
1,900	Tokyo Electron Ltd.	885,463	0.2
21,900	Toppan, Inc.	353,513	0.1
107,700	Toray Industries, Inc.	671,134	0.1
162,100	Toyota Motor Corp.	2,860,119	0.6
10,100	Trend Micro, Inc.	570,856	0.1
14,600	USS Co., Ltd.	235,327	0.0
6,500	West Holdings Corp.	363,296	0.1
23,900	Yamaha Motor Co., Ltd.	666,184	0.1
52,800	Yamato Holdings Co., Ltd.	1,297,993	0.3
9,300	Zeon Corp.	110,335	0.0
22,900	ZOZO, Inc.	735,057	0.2
		88,635,132	18.6

	Luxembourg: 0.3%
10,466	Eurofins Scientific SE	1,235,148	0.3

	Malaysia: 0.1%
264,100	Genting Bhd	330,364	0.1

	Malta: 0.1%
42,119	Kindred Group PLC - SDR	591,868	0.1

	Mexico: 0.2%
59,836 (1)	Cemex SAB de CV ADR	384,746	0.1
62,400	Grupo Financiero Banorte	394,440	0.1
		779,186	0.2

	Netherlands: 5.0%
11,142 (1)	Airbus SE	1,429,322	0.3
5,085	Akzo Nobel NV	584,354	0.1
5,940	ASML Holding NV	4,828,638	1.0
9,153	EXOR NV	863,413	0.2
147,908	ING Groep NV	2,243,608	0.5
114,541	Koninklijke Ahold Delhaize NV	3,726,309	0.8
3,364	Koninklijke DSM NV	734,962	0.2

See Accompanying Notes to Financial Statements
66

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Netherlands (continued)
242,627	Koninklijke KPN NV	$724,956	0.1
10,143	Koninklijke Philips NV	478,499	0.1
41,306	NN Group NV	2,208,090	0.5
6,171 (2)	Signify NV	299,025	0.1
28,941	Randstad NV	2,079,342	0.4
49,051	Royal Dutch Shell PLC - Class A	1,123,704	0.2
53,391	Royal Dutch Shell PLC - Class B	1,225,256	0.3
5,919	Stellantis NV	118,170	0.0
11,129	Universal Music Group NV	323,108	0.0
9,811	Wolters Kluwer NV	1,027,395	0.2
		24,018,151	5.0

	New Zealand: 0.5%
75,284	Contact Energy Ltd.	441,754	0.1
133,567	Fletcher Building Ltd.	686,977	0.1
10,834	Mainfreight Ltd.	698,149	0.2
173,526	Spark New Zealand Ltd.	568,067	0.1
		2,394,947	0.5

	Norway: 0.8%
5,466	Gjensidige Forsikring ASA	136,096	0.0
227,900	Norsk Hydro ASA	1,674,033	0.4
61,008	Telenor ASA	963,957	0.2
21,441	Yara International ASA	1,120,568	0.2
		3,894,654	0.8

	Poland: 0.1%
250,259	Polskie Gornictwo Naftowe I Gazownictwo SA	377,346	0.1

	Portugal: 0.2%
53,786	Galp Energia SGPS SA	558,727	0.1
22,925	Jeronimo Martins SGPS SA	519,427	0.1
		1,078,154	0.2

	Russia: 0.2%
4,061	Lukoil PJSC ADR	413,941	0.1
30,207	Rosneft Oil Co. PJSC GDR	268,931	0.0
84,420	Sberbank of Russia PJSC	424,700	0.1
		1,107,572	0.2

	Singapore: 0.9%
217,100	Keppel REIT Management Ltd.	181,705	0.0
252,700	Mapletree Commercial Trust	408,748	0.1
260,600	Oversea-Chinese Banking Corp., Ltd.	2,278,122	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Singapore (continued)
70,500	Singapore Exchange Ltd.	$505,958	0.1
153,500	Singapore Technologies Engineering Ltd.	435,914	0.1
35,400	United Overseas Bank Ltd.	703,693	0.1
		4,514,140	0.9

	South Korea: 2.2%
2,769	AfreecaTV Co. Ltd.	458,744	0.1
14,093	Hana Financial Group, Inc.	543,424	0.1
1,160	Hansol Chemical Co. Ltd.	327,362	0.1
910 (1)	HYBE Co. Ltd.	261,424	0.0
15,100 (1)	Hyundai Electric & Energy System Co. Ltd.	286,847	0.1
23,518	KB Financial Group, Inc.	1,138,363	0.2
16,810	Kia Corp.	1,226,665	0.2
6,420	KT&G Corp.	445,925	0.1
806	LG Chem Ltd.	578,349	0.1
5,953	LG Electronics, Inc.	615,861	0.1
3,212	POSCO	814,665	0.2
29,567	Samsung Electronics Co., Ltd. 005930	1,770,269	0.4
585	Samsung SDI Co., Ltd.	369,093	0.1
17,304	Shinhan Financial Group Co., Ltd.	564,922	0.1
10,475	SK Hynix, Inc.	923,378	0.2
3,627	S-Oil Corp.	317,354	0.1
		10,642,645	2.2

	Spain: 1.6%
2,472	Acciona SA	474,731	0.1
31,361	Banco Bilbao Vizcaya Argentaria SA	219,469	0.1
265,495	Banco Santander SA	1,007,048	0.2
142,921	Iberdrola S.A. - IBEE	1,687,692	0.4
23,788	Red Electrica Corp. SA	495,309	0.1
808,311	Telefonica S.A.	3,511,038	0.7
		7,395,287	1.6

	Sweden: 5.2%
18,678	Alfa Laval AB	801,190	0.2
27,918	Assa Abloy AB	819,189	0.2
10,804	Atlas Copco AB - A Shares	695,764	0.1
16,590	Axfood AB	406,756	0.1
13,854	Boliden AB	488,412	0.1
26,749	Electrolux AB	607,054	0.1
28,140	Epiroc AB	700,165	0.1
12,824	Essity AB	415,391	0.1
3,814 (2)	Evolution AB	619,172	0.1
47,733	Getinge AB	2,136,140	0.4

See Accompanying Notes to Financial Statements
67

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Sweden (continued)
48,383	Hexagon AB	$778,661	0.2
13,372	Industrivarden AB-Class A	441,119	0.1
10,319	Industrivarden AB-Class C	335,662	0.1
13,747	Indutrade AB	400,745	0.1
127,051	Investor AB	2,931,568	0.6
19,429	Investor AB	449,501	0.1
50,056 (1)	Kinnevik AB	1,964,739	0.4
45,760	Nibe Industrier AB	680,619	0.1
9,055	Saab AB	252,437	0.0
24,572	Sandvik AB	623,114	0.1
26,601	Securitas AB	440,690	0.1
89,433	Skanska AB	2,273,914	0.5
14,439	SKF AB - B Shares	335,349	0.1
31,737	Svenska Handelsbanken AB	363,780	0.1
107,071	Swedish Match AB	944,066	0.2
35,377	Tele2 AB	499,996	0.1
102,580	Telefonaktiebolaget LM Ericsson ADR	1,115,045	0.3
32,254	Telefonaktiebolaget LM Ericsson	352,066	0.1
8,995 (2)	Thule Group AB	519,736	0.1
56,775	Volvo AB - B Shares	1,323,945	0.3
		24,715,985	5.2

	Switzerland: 7.2%
39,899	ABB Ltd.	1,319,988	0.3
20,993	Alcon, Inc.	1,740,710	0.4
2,575	Baloise Holding AG	410,352	0.1
7,774	Cie Financiere Richemont SA	962,036	0.2
1,954	Geberit AG - Reg	1,525,983	0.3
230	Georg Fischer AG	348,002	0.1
95	Givaudan	447,634	0.1
34,340	Holcim Ltd.	1,712,969	0.3
2,862	Kuehne & Nagel International AG	901,388	0.2
10,664	Logitech International SA	892,075	0.2
459	Lonza Group AG	377,206	0.1
33,811	Nestle SA	4,459,915	0.9
26,395	Novartis AG	2,183,203	0.4
1,818	Partners Group	3,175,964	0.7
11,146	Roche Holding AG	4,317,896	0.9
1,217	Schindler Holding AG - Part Cert	316,892	0.1
138	SGS SA	408,552	0.1
12,451	SIG Combibloc Group AG	325,627	0.1
2,906	Sika AG	984,494	0.2
1,952	Sonova Holding AG - Reg	808,854	0.2
30,829	STMicroelectronics NV-STM1	1,463,728	0.3
263	Straumann Holding AG	547,487	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland (continued)
4,737	Swiss Prime Site AG	$481,593	0.1
989	Swisscom AG	538,535	0.1
2,035	Tecan Group AG	1,246,850	0.2
85,045	UBS Group AG	1,548,048	0.3
868 (2)	VAT Group AG	414,931	0.1
1,117	Zurich Insurance Group AG	495,078	0.1
		34,355,990	7.2

	Taiwan: 1.0%
344,000	Cathay Financial Holding Co., Ltd.	717,065	0.2
354,000	China Development Financial Holding Corp.	180,940	0.0
311,000	CTBC Financial Holding Co. Ltd.	259,703	0.1
101,000	HON HAI Precision Industry Co., Ltd.	389,894	0.1
94,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,994,709	0.4
180,000	Uni-President Enterprises Corp.	431,806	0.1
214,000	United Microelectronics Corp.	444,259	0.1
131,320	Yuanta Financial Holding Co., Ltd.	116,728	0.0
		4,535,104	1.0

	Thailand: 0.1%
79,400	Kasikornbank PCL - NVDR	338,493	0.1
62,000	Thanachart Capital PCL - NVDR	65,956	0.0
59,500	Tisco Financial Group PCL - NVDR	165,565	0.0
		570,014	0.1

	Turkey: 0.1%
14,403	Ford Otomotiv Sanayi AS	278,052	0.1

	United Kingdom: 11.4%
91,181	3i Group PLC	1,702,807	0.4
121,173	Abrdn PLC	421,210	0.1
19,440	Admiral Group Plc	763,646	0.2
9,870	Anglo American PLC	375,485	0.1
5,995	Ashtead Group PLC	502,442	0.1
9,690	AstraZeneca PLC	1,212,233	0.3
337,949	Aviva PLC	1,823,546	0.4
194,843	B&M European Value Retail SA	1,688,066	0.3
85,193	BAE Systems PLC	642,369	0.1
290,508	Barclays PLC	801,650	0.2

See Accompanying Notes to Financial Statements
68

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
22,460	Barratt Developments PLC	$203,894	0.0
8,254	Berkeley Group Holdings PLC	492,340	0.1
485,383	BP PLC	2,325,424	0.5
18,687	British American Tobacco PLC	650,016	0.1
576,820 (1)	BT Group PLC	1,095,860	0.2
12,277	Bunzl PLC	453,759	0.1
630,644 (1)	Centrica Plc	520,588	0.1
17,539	CNH Industrial NV	302,120	0.1
12,571	CRH PLC -London	601,368	0.1
57,662	Diageo PLC	2,868,783	0.6
78,956	DS Smith PLC	414,178	0.1
15,522 (1)	easyJet PLC	132,311	0.0
33,470	Electrocomponents PLC	514,956	0.1
90,729	Evraz PLC	770,652	0.2
21,725	Ferguson PLC	3,268,819	0.7
45,917	GlaxoSmithKline PLC	953,275	0.2
17,025	Halma PLC	690,420	0.1
185,585	HSBC Holdings PLC	1,118,182	0.2
15,350	IG Group Holdings PLC	166,693	0.0
20,073	IMI PLC	448,268	0.1
108,864	Imperial Brands PLC	2,297,159	0.5
4,365	Intermediate Capital Group PLC	130,928	0.0
5,556	Intertek Group PLC	372,074	0.1
306,839	J Sainsbury Plc	1,256,769	0.3
17,620	Johnson Matthey PLC	658,557	0.1
94,217	Kingfisher PLC	432,418	0.1
48,027	Land Securities Group PLC	451,189	0.1
956,228	Lloyds Banking Group Plc	654,424	0.1
88,507	Man Group PLC/Jersey	281,861	0.1
23,732	Mondi PLC	592,677	0.1
72,995	National Grid PLC	934,596	0.2
36,193	Pearson PLC	297,819	0.1
9,075	Persimmon PLC	338,119	0.1
21,098	Relx PLC (GBP Exchange)	654,194	0.1
32,096	Rio Tinto PLC	2,001,233	0.4
120,493	Royal Mail PLC	694,621	0.1
132,624	Sage Group PLC/The	1,289,837	0.3
148,123	Segro PLC	2,618,009	0.5
9,636	Severn Trent PLC	360,890	0.1
6,338	Spectris PLC	326,104	0.1
3,592	Spirax-Sarco Engineering PLC	766,783	0.2
96,908	SSE PLC	2,182,330	0.5
118,150	Tate & Lyle PLC	1,048,102	0.2
431,156	Tesco PLC	1,591,944	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
14,723	Unilever PLC - ULVRL	$788,297	0.2
42,097	United Utilities Group PLC	598,331	0.1
784,789	Vodafone Group PLC	1,156,664	0.2
119,550	WPP PLC	1,728,068	0.4
		54,429,357	11.4
	Total Common Stock (Cost $423,794,237)	468,643,184	98.4
EXCHANGE-TRADED FUNDS: 0.1%
4,927	iShares MSCI EAFE ETF	396,574	0.1
	Total Exchange-Traded Funds (Cost $396,160)	396,574	0.1
PREFERRED STOCK: 0.4%
	Brazil: 0.0%
24,300 (1)	Azul SA	107,425	0.0

	Germany: 0.4%
8,467	Henkel AG & Co. KGaA	758,539	0.2
8,352	Porsche AG	869,249	0.2
		1,627,788	0.4
	Total Preferred Stock (Cost $1,947,526)	1,735,213	0.4
	Total Long-Term Investments (Cost $426,137,923)	470,774,971	98.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
	Repurchase Agreements: 0.2%
880,215 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 10/29/21, 0.05%, due 11/01/21 (Repurchase Amount $880,219, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $897,819, due 10/31/21-07/20/51) (Cost $880,215)	880,215	0.2

See Accompanying Notes to Financial Statements
69

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2021 (continued)

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.4%
1,992,259	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $1,992,259)	$1,992,259	0.4
		Total Short-Term Investments (Cost $2,872,474)	2,872,474	0.6
		Total Investments in Securities (Cost $429,010,397)	$473,647,445	99.5
		Assets in Excess of Other Liabilities	2,408,778	0.5
		Net Assets	$476,056,223	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Security, or a portion of the security, is on loan.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of October 31, 2021.

Sector Diversification	Percentage of Net Assets
Financials	18.0%
Industrials	17.2
Consumer Discretionary	10.6
Consumer Staples	9.8
Information Technology	8.9
Materials	8.7
Health Care	8.0
Communication Services	6.3
Utilities	4.8
Real Estate	3.7
Energy	2.8
Exchange-Traded Funds	0.1
Short-Term Investments	0.6
Assets in Excess of Other Liabilities	0.5
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2021
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$43,329,487	$—	$43,329,487
Austria	—	1,565,265	—	1,565,265
Belgium	—	1,485,785	—	1,485,785
Canada	33,631,249	—	—	33,631,249
China	1,827,602	7,927,614	—	9,755,216
Denmark	—	14,007,832	—	14,007,832
Finland	—	6,355,602	—	6,355,602
France	369,055	33,940,396	—	34,309,451
Germany	—	29,864,455	—	29,864,455
Hong Kong	—	8,330,844	—	8,330,844
India	753,024	2,517,538	—	3,270,562
Indonesia	—	197,123	—	197,123
Ireland	—	3,067,478	—	3,067,478
Israel	1,438,419	5,534,999	—	6,973,418
Italy	—	6,620,321	—	6,620,321
Japan	320,849	88,314,283	—	88,635,132
Luxembourg	—	1,235,148	—	1,235,148
Malaysia	330,364	—	—	330,364
Malta	—	591,868	—	591,868
See Accompanying Notes to Financial Statements
70

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2021 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2021
Mexico	779,186	—	—	779,186
Netherlands	323,108	23,695,043	—	24,018,151
New Zealand	—	2,394,947	—	2,394,947
Norway	—	3,894,654	—	3,894,654
Poland	—	377,346	—	377,346
Portugal	519,427	558,727	—	1,078,154
Russia	—	1,107,572	—	1,107,572
Singapore	—	4,514,140	—	4,514,140
South Korea	—	10,642,645	—	10,642,645
Spain	1,687,692	5,707,595	—	7,395,287
Sweden	1,722,099	22,993,886	—	24,715,985
Switzerland	—	34,355,990	—	34,355,990
Taiwan	—	4,535,104	—	4,535,104
Thailand	—	570,014	—	570,014
Turkey	278,052	—	—	278,052
United Kingdom	1,496,656	52,932,701	—	54,429,357
Total Common Stock	45,476,782	423,166,402	—	468,643,184
Exchange-Traded Funds	396,574	—	—	396,574
Preferred Stock	107,425	1,627,788	—	1,735,213
Short-Term Investments	1,992,259	880,215	—	2,872,474
Total Investments, at fair value	$47,973,040	$425,674,405	$—	$473,647,445
Other Financial Instruments+
Futures	25,325	—	—	25,325
Total Assets	$47,998,365	$425,674,405	$—	$473,672,770

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2021, the following futures contracts were outstanding for Voya Multi-Manager International Factors Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
MSCI EAFE Index	21	12/17/21	$2,456,580	$25,325
			$2,456,580	$25,325
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2021 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$25,325
Total Asset Derivatives		$25,325

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements
71

Voya Multi-Manager International	PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2021 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$1,297,880	$1,297,880
Foreign exchange contracts	292,042	—	292,042
Total	$292,042	$1,297,880	$1,589,922
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$263,587	$263,587
Foreign exchange contracts	806	—	806
Total	$806	$263,587	$264,393
At October 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $436,146,520.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$51,772,021
Gross Unrealized Depreciation	(14,490,463)
Net Unrealized Appreciation	$37,281,558
See Accompanying Notes to Financial Statements
72

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2021 were as follows:
Fund Name	Type	Per Share Amount
Voya International High Dividend Low Volatility Fund
Class A	NII	$0.2380
Class I	NII	$0.2626
Class P3	NII	$0.2596
Class R6	NII	$0.2565
Voya Multi-Manager Emerging Markets Equity Fund
Class A	NII	$0.0875
Class C	NII	$—
Class I	NII	$0.1316
Class P	NII	$0.1314
Class P3	NII	$0.1309
Class R	NII	$—
Class W	NII	$0.1167
All Classes	STCG	$0.0402
All Classes	LTCG	$0.3963
Voya Multi-Manager International Equity Fund
Class I	NII	$0.1213
Class P	NII	$0.1040
Class P3	NII	$0.1211
All Classes	LTCG	$0.4197
Voya Multi-Manager International Factors Fund
Class I	NII	$0.2862
Class P	NII	$0.2824
Class P3	NII	$0.2861
Class W	NII	$0.2859

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended October 31, 2021, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Multi-Manager Emerging Markets Equity Fund	0.07%
Voya Multi-Manager International Equity Fund	1.22%
For the year ended October 31, 2021, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya International High Dividend Low Volatility Fund	100.00%
Voya Multi-Manager Emerging Markets Equity Fund	57.52%
Voya Multi-Manager International Equity Fund	78.72%
Voya Multi-Manager International Factors Fund	79.91%
73

TAX INFORMATION (Unaudited) (continued)

The Funds designate the following percentage of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya Multi-Manager Emerging Markets Equity Fund	100.00%
The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Multi-Manager Emerging Markets Equity Fund	$13,820,349
Voya Multi-Manager International Equity Fund	$20,459,284
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya International High Dividend Low Volatility Fund	$23,739	$0.0222	91.02%
Voya Multi-Manager Emerging Markets Equity Fund	$2,282,843	$0.0649	43.66%
Voya Multi-Manager International Equity Fund	$905,345	$0.0226	20.23%
Voya Multi-Manager International Factors Fund	$932,033	$0.0226	45.82%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
74

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	131	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Trustee	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	131	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015 – Present	Retired.	131	None.
75

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2021.

76

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 –Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 – Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2021).
77

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 –Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
78

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

79

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166210         (1021-122221)

Annual Report
October 31, 2021
Classes A, C, I, R, R6 and W
Global Fund-of-Funds
■
Voya Global Diversified Payment Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Despite Inflation, Major Market Corrections Seem Unlikely
Dear Shareholder,
U.S. stock markets have extended their year-to-date advance into the final months of 2021, propelled by better-than-expected corporate earnings and accelerating economic momentum as the COVID-19 pandemic subsides. As the economy expands, it is our opinion that supply-chain bottlenecks are driving up prices and increasing inflation. This has led to concerns that, to counter inflationary forces, the U.S. Federal Reserve Board (“Fed”) may have to raise interest rates sooner than expected; these concerns have been driving volatility in the bond markets.
The Fed maintains its belief that inflation is transitory, and we continue to share the Fed’s view that price increases will be manageable. This month the Fed will begin “tapering,” i.e., trimming its monthly purchases of mortgage-backed securities, which have helped support the economy by keeping long-term interest rates low. Most observers believe that, despite current inflation pressures, the Fed will conclude this tapering process before undertaking any policy action to raise rates.
Even as tapering gets underway, in our view, monetary policy remains highly supportive of economic growth. With COVID-19 fears subsiding and the U.S. economy turning upward, we believe that there are plenty of reasons for optimism. There are still some uncertainties, such as China’s economy cresting its peak, with soaring energy prices there and in Europe. Looking at the big picture, however, we believe corporate earnings will keep growing and equities will continue to provide attractive return potential.
As we’ve often noted, the financial markets can sometimes confound expectations, so we believe that it’s important to have a plan for investing consistently through headwinds and tailwinds. Keep focused on your long-term goals and don’t get distracted by short-term fluctuations, however compelling or distracting they may seem. Should your long-term goals change, discuss the situation thoroughly with your financial advisor before making any changes to your investment portfolio.
Regardless of events, at Voya we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to working with you in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
November 17, 2021
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Benchmark Descriptions

Index	Description
Bloomberg Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg U.S. Aggregate Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg U.S. Treasury Inflation Protected Securities Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20
Citigroup 3-Month U.S. Treasury Bill Index	The index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.
FTSE EPRA Nareit Developed Index	The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	The index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/LSTA Leveraged Loan Index	A total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.
S&P Target Risk® Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
2

Portfolio Managers’ Report	Voya Global Diversified Payment Fund

Voya Global Diversified Payment Fund’s (the “Fund”) primary investment objective is to meet its managed payment policy* (“MPP”) while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund primarily invests in a combination of other Voya mutual funds in accordance with target allocations. The Fund may also invest in other unaffiliated investment companies (collectively, with Voya mutual funds, referred to as the “Underlying Funds”). The Fund is managed by Paul Zemsky, CFA, and Barbara Reinhard, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund’s MPP is designed to provide 12 level monthly payments throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years and the Sub-Adviser’s assessment of the Fund’s objectives and market conditions. Accordingly, the dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets to Underlying Funds representing different asset classes and investments, the performance of the Fund’s other investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down from one year to the next and over time, depending on the timing of your investments in the Fund. The Fund may, under its MPP, return capital to a shareholder which will decrease the shareholder’s cost basis in the Fund and will affect the amount of any capital gain or loss that a shareholder realizes when selling or exchanging Fund shares. Any redemption you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.
Performance: For the year ended October 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 23.41% compared to the S&P Target Risk® Moderate Index, the Global Diversified Payment Composite Index(1), (“GDP Composite Index”), and the 60% MSCI All Country World IndexSM/40% Bloomberg U.S. Aggregate Bond Index, which returned 14.42%, 24.90%, and 21.02% respectively, for the same period. During the period, the Fund achieved its primary investment objective: to meet its MPP by delivering level monthly payments of $0.038 per share for Class A shares.
Portfolio Specifics: For the reporting period, the Fund outperformed the S&P Target Risk® Moderate Index, its primary benchmark, but trailed the GDP Composite Index. Asset allocation was the main contributor to excess returns, while manager selection and the Fund’s option overlay were detractors relative to the GDP Composite Index.
The Fund attempts to outperform the GDP Composite Index through tactical asset allocation, i.e., deviating from the GDP Composite Index weightings over the short- and medium-term. Tactical asset allocation trades occur as a result of fundamental and systematic strategies. Over the trailing one-year period, both fundamental and systematic tactical asset allocation effects added to returns. From a fundamental tactical asset allocation standpoint, the biggest contributors were positioning within emerging market (“EM”) equities, U.S. small cap equites and an overweight
Target Allocations as of October 31, 2021(1) (as a percentage of net assets)

Large Cap	36.25%
Mid Cap	4.00%
Small Cap	5.00%
International Developed	16.50%
Emerging Markets	3.00%
Global Real Estate	5.00%
Core Fixed Income	8.25%
Global Bond	7.00%
U.S. High Yield	10.00%
Senior Loans	3.00%
Cash	2.00%

(1)
Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.
to U.S. large cap equities.
The Fund profited from its preference for U.S. assets as U.S. economic growth rebounded faster than other regions in the world and risk assets flourished under exceptionally accommodative monetary and fiscal policy. The Fund’s tactical underweight in EM equities in recent periods has helped, as Chinese stocks declined significantly. Over the last several months, Chinese government authorities have unleashed a highly aggressive regulatory clampdown upon businesses. Chinese Communist Party (“CCP”) actions range from anti-trust probes and cyberspace crackdowns, to targeted prevention of the disorderly expansion of capital. Local stocks, real estate and low-quality credit have gotten clobbered; high-yield spreads are gapping out to levels last seen in 2011, indicating a very worried market. Positioning within U.S. Cap sizes helped and was particularly well-timed with the allocation to small cap equities. The Fund held an overweight position in small cap equities from the end of 2020 through most of the first quarter of 2021, during which small companies generally outperformed larger stocks. From that point on portfolio managers shifted to an underweight position, which for most of the remaining period, was a tailwind. The consistent overweight to U.S. large cap stocks has been a dependable position as big, higher-growth U.S. companies have generally done well throughout the recovery, and more recently benefitted as the outlook for U.S. and global growth has begun to slow.
The impact from systematic tactical asset allocation strategies was also positive over the period. The cross-asset relative value strategy and the tactical currency strategy both contributed to Fund performance.
The Fund also attempts to outperform through the selection of Underlying Funds, which represent the various asset classes within the GDP Composite Index. Underlying Fund selection detracted from performance relative to the GDP Composite Index for the period. The Underlying Funds with the largest outperformance relative to their respective asset-class benchmarks were Voya Large Cap Value Fund, Voya Intermediate Bond Fund and Voya MidCap Opportunities Fund. The largest underperformers were Voya U.S. High Dividend Low Volatility Fund, Voya Large-Cap Growth Fund and Voya Multi-Manager International Factors Fund.

3

Voya Global Diversified Payment Fund	Portfolio Managers’ Report

The Fund’s option overlay strategy is designed to support the monthly payment through premium generation and provide some downside protection if an underlying asset sells-off substantially. This strategy seeks to accomplish these objectives through two sub-strategies. The first piece involves earning the volatility risk premium by selling options, while hedging the delta exposure, in effect removing negative equity beta. The second leg provides downside protection. This involves buying puts and put spreads or selling calls and call spreads. We believe these positions should add to performance when equities fall. Over the last year, the option overlay was a modest headwind, with the volatility premium capture leg contributing and the downside protection leg detracting.
Current Strategy and Outlook: The inflation debate rages on and we continue to concur with the U.S. Federal Reserve Board’s (the “Fed”) expectations for manageable price increases. We believe that higher wages from continued healing in the labor markets, and a spend-down in excess savings, will eventually be offset by abatement of supply shortages and lower costs for core goods. Furthermore, fast fading fiscal stimulus, which ignited consumer spending in the depths of the pandemic crisis and triggered supply and demand imbalances, will force the private sector to fill the void and allow purchasing power to improve, in our view. Should this play out as envisioned, we believe the Fed can conduct monetary operations along its well-communicated path, paving the way for reaccelerating, above-trend fourth quarter of 2021 real GDP growth.
In this environment, we believe that corporate earnings should expand, but will they exceed increasingly optimistic estimates? Since the start of the year, the S&P 500® Index and forward earnings per share (“EPS”) have moved almost in lockstep. With expectations now at or near all-time highs, it is our opinion that outperforming will be difficult, but it’s possible, and meeting expectations is realistic. Combining that with negative real rates, easy financial conditions and unattractive other options, convinces us to hold our equity overweight.
Our portfolios retain their home country tilts as we continue to assign a premium to U.S. assets. In our view, the margins achieved and earnings advantages generated by large and mega cap U.S. companies is staggering. Despite the assertions that margins are being pressured lower by rising wages, our research shows that higher wages do not necessarily translate into slower earnings growth for the large U.S. company cohort. In fact, S&P 500® Index EPS growth has historically been strongly correlated with increasing employee compensation. We believe that the robust internal cash flows generated by big U.S. firms, and reinvested into innovative products and services, as well as merger and acquisition activity, should provide lasting competitive advantages that keep us overweight to U.S. large cap equities.
Our rotation away from smaller companies has been beneficial. In our opinion, the size factor generally does not perform well outside the early upswing stage of the business cycle. The pandemic has led to a compressed timeline thus far, with a swift recession and recovery. We believe that we are likely past peak growth and no longer in the early cycle when activity indicators such as Purchasing Managers’ indexes tend to accelerate higher. The operating margin spread based on the median large versus median small companies has continued to expand and has been a headwind for small caps. In this environment, we believe it is unlikely the gap will meaningfully narrow, and therefore, hold our small cap underweight.
With strict, anti-business regulations likely to continue rolling out in China in our opinion, we have further lightened our exposure to EM. Contracting credit and a heavily leveraged real estate sector smell uncomfortably similar to the events that precipitated the U.S. housing bust. Although Evergrande does not look exactly like a Lehman moment, we believe the sharp drop in housing activity and prices is not good for Chinese consumers, who have approximately 60% of their savings wrapped up in their homes, in our opinion. What’s more, sweeping power outages and rising commodity prices are stirring a sense of social unrest, and point to the potential for more problems. While the government’s willingness to intervene in the private sector markets makes a debt crisis and global market collapse improbable, and in our view valuations have become substantially cheaper, the fundamental reset of CCP policy makes for a much cloudier corporate climate, and dissuades us from attempting to catch the proverbial “falling knife.”

*
Please see the Fund’s “Additional Information” section regarding the MPP on page 38.

(1)
The Global Diversified Payment Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund can be compared. As of October 31, 2021, the Index allocation is approximately: 8.0% of the S&P 500® Index, 5.0% of the Russell 1000® Growth Index, 8.0% of the Russell 1000® Value Index, 7.0% of the Russell Midcap® Index, 3.0% of the Russell 2000® Index, 21.0% of the MSCI EAFE® Index, 8.0% of the MSCI Emerging Markets IndexSM, 5.0% of the FTSE EPRA Nareit Developed Index, 11.0% of the Bloomberg U.S. Aggregate Bond Index, 9.0% of the Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index, 8.0% of the Bloomberg Global Aggregate Index, 3.0% of the S&P/LSTA Leveraged Loan Index, 2.0% of the Bloomberg U.S. Treasury Inflation Protected Securities Index, and 2.0% of Citigroup 3-Month U.S. Treasury Bill Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Global Diversified Payment Fund

Average Annual Total Returns for the Periods Ended October 31, 2021
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	16.25%	6.61%	6.17%
Class C(2)	21.42%	7.05%	6.00%
Class I	23.76%	8.16%	7.09%
Class R	23.13%	7.65%	6.57%
Class R6(3)	23.62%	8.14%	7.08%
Class W	23.54%	8.14%	7.07%
Excluding Sales Charge:
Class A	23.41%	7.88%	6.81%
Class C	22.42%	7.05%	6.00%
Class I	23.76%	8.16%	7.09%
Class R	23.13%	7.65%	6.57%
Class R6(3)	23.62%	8.14%	7.08%
Class W	23.54%	8.14%	7.07%
S&P Target Risk® Moderate Index	14.42%	7.92%	6.73%
60% MSCI All Country World IndexSM/40% Bloomberg U.S. Aggregate Bond Index	21.02%	10.23%	8.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Diversified Payment Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 Year return.

(3)
Class R6 incepted on February 28, 2018. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.

5

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended October 31, 2021**	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended October 31, 2021**
Class A	$1,000.00	$1,035.70	0.60%	$3.08	$1,000.00	$1,022.18	0.60%	$3.06
Class C	1,000.00	1,031.60	1.35	6.91	1,000.00	1,018.40	1.35	6.87
Class I	1,000.00	1,037.30	0.29	1.49	1,000.00	1,023.74	0.29	1.48
Class R	1,000.00	1,034.10	0.85	4.36	1,000.00	1,020.92	0.85	4.33
Class R6	1,000.00	1,036.10	0.29	1.49	1,000.00	1,023.74	0.29	1.48
Class W	1,000.00	1,036.30	0.35	1.80	1,000.00	1,023.44	0.35	1.79

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Global Diversified Payment Fund
and the Board of Trustees of Voya Mutual Funds
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Global Diversified Payment Fund (the “Fund”) (one of the funds constituting Voya Mutual Funds (the “Trust”)), including the portfolio of investments, as of October 31, 2021, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Mutual Funds) at October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the years in the three-year period ended October 31, 2019, were audited by another independent registered public accounting firm whose report, dated December 20, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
December 22, 2021
7

STATEMENT OF ASSETS AND LIABILITIES as of October 31, 2021

ASSETS:
Investments in securities at fair value*	$14,700
Investments in affiliated underlying funds at fair value**	275,523,336
Investments in unaffiliated underlying funds at fair value***	127,841,589
Short-term investments at fair value†	6,292,530
Cash collateral for futures contracts	2,600,000
Cash pledged as collateral for OTC derivatives (Note 2)	2,090,000
Receivables:
Investment securities sold	439,655
Investments in affiliated underlying funds sold	31,331,952
Investments in unaffiliated underlying funds sold	8,933,616
Fund shares sold	354,672
Variation margin on futures contracts	95,388
Unrealized appreciation on forward foreign currency contracts	1,548,415
Unrealized appreciation on OTC swap agreements	682,557
Prepaid expenses	11,842
Other assets	14,710
Total assets	457,774,962
LIABILITIES:
Income distribution payable	44,961
Payable for investment securities purchased	1,713,464
Payable for investments in affiliated underlying funds purchased	6,979,379
Payable for investments in unaffiliated underlying funds purchased	36,029,681
Payable for fund shares redeemed	1,385,368
Unrealized depreciation on forward foreign currency contracts	487,705
Unrealized depreciation on OTC swap agreements	1,618,158
Payable for investment management fees	113,802
Payable for distribution and shareholder service fees	111,962
Payable to trustees under the deferred compensation plan (Note 6)	14,710
Payable for trustee fees	1,994
Other accrued expenses and liabilities	362,916
Written options, at fair value^	221,096
Total liabilities	49,085,196
NET ASSETS	$408,689,766
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$359,427,393
Total distributable earnings	49,262,373
NET ASSETS	$408,689,766
* Cost of investments in securities	$14,700
** Cost of investments in affiliated underlying funds	$260,158,233
*** Cost of investments in unaffiliated underlying funds	$108,001,542
† Cost of short-term investments	$6,292,530
^ Premiums received on written options	$221,096
See Accompanying Notes to Financial Statements
8

STATEMENT OF ASSETS AND LIABILITIES as of October 31, 2021 (continued)

Class A
Net assets	$191,359,734
Shares authorized	unlimited
Par value	$—
Shares outstanding	22,444,358
Net asset value and redemption price per share†	$8.53
Maximum offering price per share (5.75%)(1)	$9.05
Class C
Net assets	$84,712,654
Shares authorized	unlimited
Par value	$—
Shares outstanding	9,583,425
Net asset value and redemption price per share†	$8.84
Class I
Net assets	$98,556,718
Shares authorized	unlimited
Par value	$—
Shares outstanding	11,626,994
Net asset value and redemption price per share	$8.48
Class R
Net assets	$295,914
Shares authorized	unlimited
Par value	$—
Shares outstanding	34,580
Net asset value and redemption price per share	$8.56
Class R6
Net assets	$119,226
Shares authorized	unlimited
Par value	$—
Shares outstanding	14,073
Net asset value and redemption price per share	$8.47
Class W
Net assets	$33,645,520
Shares authorized	unlimited
Par value	$—
Shares outstanding	3,985,538
Net asset value and redemption price per share	$8.44

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

STATEMENT OF OPERATIONS for the year ended October 31, 2021

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$6,441,319
Dividends from unaffiliated underlying funds	1,451,289
Total investment income	7,892,608
EXPENSES:
Investment management fees	1,028,837
Distribution and shareholder service fees:
Class A	445,887
Class C	899,650
Class R	1,396
Transfer agent fees:
Class A	109,293
Class C	55,127
Class I	63,853
Class R	169
Class R6	694
Class W	21,251
Shareholder reporting expense	124,100
Registration fees	106,853
Professional fees	63,875
Custody and accounting expense	67,909
Trustee fees	15,951
Miscellaneous expense	86,062
Interest expense	942
Total expenses	3,091,849
Waived and reimbursed fees	(397,188)
Net expenses	2,694,661
Net investment income	5,197,947
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	305,047
Sale of affiliated underlying funds	21,880,181
Sale of unaffiliated underlying funds	4,891,144
Capital gain distributions from affiliated underlying funds	6,948,168
Forward foreign currency contracts	951,733
Foreign currency related transactions	(1,193,838)
Futures	1,739,043
Swaps	418,262
Written options	(3,777,640)
Net realized gain	32,162,100
Net change in unrealized appreciation (depreciation) on:
Investments	(563)
Affiliated underlying funds	22,398,939
Unaffiliated underlying funds	18,896,523
Forward foreign currency contracts	1,203,259
Foreign currency related transactions	(165)
Futures	1,597,935
Swaps	(945,993)
Written options	15,745
Net change in unrealized appreciation (depreciation)	43,165,680
Net realized and unrealized gain	75,327,780
Increase in net assets resulting from operations	$80,525,727
See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
FROM OPERATIONS:
Net investment income	$5,197,947	$8,394,055
Net realized gain (loss)	32,162,100	(555,021)
Net change in unrealized appreciation (depreciation)	43,165,680	(6,955,370)
Increase in net assets resulting from operations	80,525,727	883,664
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(9,737,765)	(4,416,189)
Class C	(4,211,982)	(2,052,545)
Class I	(5,506,902)	(2,922,825)
Class R	(14,299)	(7,639)
Class R6	(6,088)	(1,695)
Class W	(1,996,127)	(1,061,070)
Return of capital:
Class A	—	(5,253,313)
Class C	—	(3,166,895)
Class I	—	(3,119,388)
Class R	—	(10,265)
Class R6	—	(1,806)
Class W	—	(1,132,567)
Total distributions	(21,473,163)	(23,146,197)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	56,815,784	41,900,113
Reinvestment of distributions	20,913,843	22,464,279
	77,729,627	64,364,392
Cost of shares redeemed	(82,561,537)	(114,259,035)
Net decrease in net assets resulting from capital share transactions	(4,831,910)	(49,894,643)
Net increase (decrease) in net assets	54,220,654	(72,157,176)
NET ASSETS:
Beginning of year or period	354,469,112	426,626,288
End of year or period	$408,689,766	$354,469,112

See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
10-31-21	7.30	0.11•	1.58	1.69	0.46	—	—	0.46	—	8.53	23.41	0.69	0.60	0.60	1.35	191,360	33
10-31-20	7.68	0.17	(0.09)	0.08	0.21	—	0.25	0.46	—	7.30	1.19	0.66	0.60	0.60	2.27	151,538	30
10-31-19	7.71	0.17	0.46	0.63	0.09	0.35	0.22	0.66	—	7.68	8.64	0.62	0.62	0.62	2.09	172,864	44
10-31-18	8.41	0.17	(0.41)	(0.24)	0.20	0.09	0.17	0.46	—	7.71	(3.12)	0.62	0.62	0.62	1.94	176,765	80
10-31-17	8.01	0.14•	0.73	0.87	0.13	0.13	0.21	0.47	—	8.41	11.17	0.62	0.66	0.66	1.73	174,532	37
Class C
10-31-21	7.57	0.06•	1.62	1.68	0.41	—	—	0.41	—	8.84	22.42	1.44	1.35	1.35	0.67	84,713	33
10-31-20	7.95	0.12	(0.09)	0.03	0.16	—	0.25	0.41	—	7.57	0.51	1.41	1.35	1.35	1.59	86,216	30
10-31-19	7.98	0.11	0.47	0.58	0.04	0.35	0.22	0.61	—	7.95	7.69	1.37	1.37	1.37	1.39	114,650	44
10-31-18	8.70	0.10	(0.41)	(0.31)	0.15	0.09	0.17	0.41	—	7.98	(3.79)	1.37	1.37	1.37	1.23	139,261	80
10-31-17	8.29	0.09•	0.74	0.83	0.08	0.13	0.21	0.42	—	8.70	10.29	1.37	1.41	1.41	1.01	156,353	37
Class I
10-31-21	7.26	0.14•	1.56	1.70	0.48	—	—	0.48	—	8.48	23.76	0.44	0.29	0.29	1.69	98,557	33
10-31-20	7.64	0.19	(0.09)	0.10	0.23	—	0.25	0.48	—	7.26	1.53	0.41	0.32	0.32	2.59	84,083	30
10-31-19	7.68	0.19	0.45	0.64	0.11	0.35	0.22	0.68	—	7.64	8.88	0.38	0.38	0.38	2.38	103,731	44
10-31-18	8.38	0.19	(0.41)	(0.22)	0.22	0.09	0.17	0.48	—	7.68	(2.86)	0.33	0.36	0.36	2.21	122,271	80
10-31-17	7.99	0.17•	0.71	0.88	0.15	0.13	0.21	0.49	—	8.38	11.40	0.32	0.35	0.35	2.03	125,078	37
Class R
10-31-21	7.32	0.09•	1.58	1.67	0.43	—	—	0.43	—	8.56	23.13	0.94	0.85	0.85	1.07	296	33
10-31-20	7.69	0.15	(0.08)	0.07	0.19	—	0.25	0.44	—	7.32	0.99	0.91	0.85	0.85	2.12	282	30
10-31-19	7.71	0.14	0.47	0.61	0.06	0.35	0.22	0.63	—	7.69	8.44	0.87	0.87	0.87	1.78	353	44
10-31-18	8.40	0.14	(0.40)	(0.26)	0.17	0.09	0.17	0.43	—	7.71	(3.29)	0.87	0.87	0.87	1.82	280	80
10-31-17	8.00	0.13•	0.72	0.85	0.11	0.13	0.21	0.45	—	8.40	10.86	0.87	0.90	0.90	1.59	348	37
Class R6
10-31-21	7.26	0.12•	1.57	1.69	0.48	—	—	0.48	—	8.47	23.62	1.05	0.29	0.29	1.40	119	33
10-31-20	7.64	0.19	(0.09)	0.10	0.23	—	0.25	0.48	—	7.26	1.53	1.02	0.32	0.32	2.38	64	30
10-31-19	7.69	0.15•	0.48	0.63	0.11	0.35	0.22	0.68	—	7.64	8.74	0.98	0.38	0.38	1.95	45	44
02-28-18(5) - 10-31-18	8.32	0.08•	(0.39)	(0.31)	0.15	—	0.17	0.32	—	7.69	(3.86)	0.91	0.38	0.38	1.51	3	80
Class W
10-31-21	7.24	0.14•	1.54	1.68	0.48	—	—	0.48	—	8.44	23.54	0.44	0.35	0.35	1.66	33,646	33
10-31-20	7.62	0.18	(0.08)	0.10	0.23	—	0.25	0.48	—	7.24	1.54	0.41	0.35	0.35	2.50	32,287	30
10-31-19	7.67	0.18	0.45	0.63	0.11	0.35	0.22	0.68	—	7.62	8.76	0.37	0.37	0.37	2.36	34,984	44
10-31-18	8.36	0.18	(0.39)	(0.21)	0.22	0.09	0.17	0.48	—	7.67	(2.74)	0.37	0.37	0.37	2.22	37,285	80
10-31-17	7.97	0.17•	0.71	0.88	0.15	0.13	0.21	0.49	—	8.36	11.42	0.37	0.41	0.41	2.02	43,246	37

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of the Underlying Funds.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
12

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are ten separate active investment series. This report is for Voya Global Diversified Payment Fund (“Global Diversified Payment” or the “Fund”), a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for

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NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable

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NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
The Fund’s MPP is designed to make level payments once per month throughout each calendar year. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund’s performance over the previous three years.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to

15

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and

16

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At October 31, 2021, the maximum amount of loss that the Fund would incur if its counterparties failed to perform would be $2,245,672 which represents the gross payments to be received on open purchased OTC options, forward foreign currency contracts and total return swaps were they to be unwound as of October 31, 2021. There was no collateral pledged to the Fund at October 31, 2021.
The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
The Fund had a liability position of $2,326,959 on open forward foreign currency contracts, total return swaps and written OTC options with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2021, the Fund could have been required to pay this amount in cash to its counterparties. The Fund pledged $2,090,000 in cash collateral at October 31, 2021 for its open OTC derivative transactions.
G. Forward Foreign Currency Transactions and Futures Contracts. The Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S.
dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the year ended October 31, 2021, the Fund entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Fund used forward foreign currency contracts as part of its tactical currency strategy.
During the year ended October 31, 2021, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $51,626,661 and $53,815,206, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at October 31, 2021.
The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement

17

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2021, the Fund used futures to enact tactical positions and to provide the Fund with greater liquidity. The Fund had purchased and sold futures contracts on various equity indices. The Fund also purchased and sold futures contracts on various U.S. Treasury Notes and Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2021, the Fund had an average notional value on futures contracts purchased and sold of $28,355,443 and $27,766,309, respectively. Please refer to the tables within the Portfolio of Investments for open futures at October 31, 2021.
H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the year ended October 31, 2021, the Fund has purchased and written options on equity indices in an attempt to manage the Fund’s exposure to a certain equity market and to generate income from option premiums as a means of enhancing payments to shareholders and reducing volatility. Because the performance of the indices underlying each call option are expected to correlate closely with the performance of one or more of the affiliated Underlying Funds, during the term of each call option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such affiliated Underlying Funds. Thus, the Fund’s option strategy may limit the Fund’s ability to benefit from appreciation of the affiliated Underlying Funds. At the same time, the premium received in connection with the sale of call options may partially offset potential declines in value of the affiliated Underlying Funds during periods of declining markets.
During the year ended October 31, 2021, the Fund had an average notional value on purchased and written equity options of $5,319,998 and $26,558,635, respectively. Please refer to the tables within the Portfolio of Investments for open purchased and written equity options at October 31, 2021.
I. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional

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NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of the contract. The Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by the Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statement of Operations upon termination or maturity of the swap. The Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statement of Operations. Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Total Return Swap Agreements. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. The Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
For the year ended October 31, 2021, the Fund entered into total return swaps on custom equity indices with an average notional amount of $56,306,708 and $22,993,341 on receiver and payer total return swaps, respectively. Please refer to the tables within the Portfolio of Investments for open total return swaps at October 31, 2021.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2021, the cost of purchases and the proceeds from sales of investments, excluding short-term securities, were: $128,356,993 and $130,721,650, respectively.

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NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds and 0.40% of the Fund’s average daily net assets invested in unaffiliated Underlying Funds or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except Class I, Class R6 and Class W) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A, Class C and Class R shares pay the Distributor a Distribution and/or Service Fee based on average daily net assets at the rates of 0.25%, 1.00% and 0.50%, respectively.
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2021, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$47,303	$—
Contingent Deferred Sales Charges:	—	1,118
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2021, the following direct or indirect, affiliated investment company owned more than 5% of the Fund:
Affiliated Investment Company	Percentage
Voya Institutional Trust Company	5.05%
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in the Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended October 31, 2021, the per account fees for affiliated recordkeeping services paid by the Fund were $13,389.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below(1):
Class A	Class C	Class I	Class R	Class R6	Class W
1.16%	1.91%	0.85%	1.41%	0.85%	0.91%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

20

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of October 31, 2021, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates, are as follows:
October 31,
2022	2023	2024	Total
$—	$223,374	$332,840	$556,214
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser and the related expiration dates, as of October 31, 2021, are as follows:
	October 31,
	2022	2023	2024	Total
Class I	$—	$33,227	$63,722	$96,949
Class R6	113	316	626	1,055
The Expense Limitation Agreement is contractual through March 1, 2022 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective June 14, 2021, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the year ended October 31, 2021 as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
21	$1,233,143	1.31%

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
10/31/2021	4,232,207	—	1,116,347	(3,664,359)	1,684,195	35,529,633	—	9,299,997	(30,529,183)	14,300,447
10/31/2020	2,563,159	—	1,263,855	(5,581,201)	(1,754,188)	18,948,695	—	9,186,020	(40,590,809)	(12,456,094)
Class C
10/31/2021	490,830	—	481,937	(2,781,231)	(1,808,464)	4,255,954	—	4,155,060	(24,029,927)	(15,618,913)
10/31/2020	521,413	—	682,762	(4,230,519)	(3,026,344)	4,063,294	—	5,144,198	(31,858,652)	(22,651,160)
Class I
10/31/2021	1,765,465	—	661,894	(2,385,215)	42,144	14,684,896	—	5,478,177	(19,736,233)	426,840
10/31/2020	1,836,978	—	822,914	(4,651,564)	(1,991,672)	13,390,194	—	5,951,204	(33,161,104)	(13,819,706)
Class R
10/31/2021	3,641	—	1,712	(9,268)	(3,915)	30,414	—	14,299	(74,708)	(29,995)
10/31/2020	406	—	2,455	(10,178)	(7,317)	3,170	—	17,904	(62,699)	(41,625)
Class R6
10/31/2021	9,372	—	734	(4,885)	5,221	77,583	—	6,088	(40,897)	42,774
10/31/2020	3,456	—	485	(989)	2,953	25,252	—	3,501	(7,000)	21,753
Class W
10/31/2021	272,496	—	237,913	(987,392)	(476,983)	2,237,304	—	1,960,222	(8,150,589)	(3,953,063)
10/31/2020	766,365	—	299,919	(1,195,073)	(128,789)	5,469,508	—	2,161,452	(8,578,771)	(947,811)
21

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2021:
Paid-In Capital	Distributable Earnings
$(93,300)	$93,300
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends to shareholders was as follows:
Year Ended October 31, 2021		Year Ended October 31, 2020
Ordinary Income	Long-term Capital Gain	Ordinary Income	Return of Capital
$8,804,514	$12,668,649	$10,461,963	$12,684,234
The tax-basis components of distributable earnings as of October 31, 2021 were:
Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Other	Total Distributable Earnings/(Loss)
$16,279,650	$35,045,409	$(2,062,686)	$49,262,373
At October 31, 2021, the Fund did not have any capital loss carryovers for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2021, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 12 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant

22

NOTES TO FINANCIAL STATEMENTS as of October 31, 2021 (continued)

NOTE 12 — MARKET DISRUPTION (continued)

market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS
The Fund has adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework —  Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Fund has concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) —
Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 14 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2021, the Fund declared dividends of:
	Per Share Amount	Payable Date	Record Date
Class A	$0.0380	December 1, 2021	November 29, 2021
Class C	$0.0340	December 1, 2021	November 29, 2021
Class I	$0.0400	December 1, 2021	November 29, 2021
Class R	$0.0360	December 1, 2021	November 29, 2021
Class R6	$0.0400	December 1, 2021	November 29, 2021
Class W	$0.0400	December 1, 2021	November 29, 2021
Class Conversion: On September 10, 2021, the Board approved a proposal by management to reduce the automatic conversion for all Funds’ Class C shares to Class A shares of the same Fund, from the current holding period of 10 years from the date of purchase to a holding period of 8 years from the date of purchase. Beginning on or about the close of business November 2, 2021, all outstanding Class C shares, along with their pro rata reinvested dividend shares, will automatically convert to Class A shares eight years after purchase.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

23

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 18.1%
182,160	iShares Core S&P Small-Cap ETF	$20,595,010	5.0
83,492	iShares Russell 1000 Growth ETF	24,880,616	6.1
130,772	Schwab U.S. TIPS ETF	8,236,021	2.0
142,003	Vanguard Global ex-U.S. Real Estate ETF	8,165,172	2.0
112,220	Vanguard Real Estate ETF	12,236,469	3.0
	Total Exchange-Traded Funds (Cost $67,707,433)	74,113,288	18.1
MUTUAL FUNDS: 80.6%
	Affiliated Investment Companies: 67.4%
1,365,445	Voya Floating Rate Fund - Class I	12,411,899	3.0
3,093,616	Voya Global Bond Fund - Class R6	28,832,501	7.1
5,152,491	Voya High Yield Bond Fund - Class R6	41,374,501	10.1
4,012,763	Voya Intermediate Bond Fund - Class R6	41,331,454	10.1
1,222,831	Voya Large Cap Value Fund - Class R6	18,538,116	4.5
242,738 (1)	Voya MidCap Opportunities Fund - Class R6	8,350,171	2.1
841,685	Voya Multi-Manager Emerging Markets Equity Fund - Class I	12,153,925	3.0
2,298,460	Voya Multi-Manager International Equity Fund - Class I	32,730,073	8.0
4,696,664	Voya Multi-Manager International Factors Fund - Class I	53,072,307	13.0
684,984	Voya Multi-Manager Mid Cap Value Fund - Class I	8,165,013	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,235,088	Voya U.S. High Dividend Low Volatility Fund - Class R6	$18,563,376	4.5
		275,523,336	67.4

	Unaffiliated Investment Companies: 13.2%
1,051,229	TIAA-CREF S&P 500 Index Fund - Institutional Class	53,728,301	13.2
	Total Mutual Funds (Cost $300,452,342)	329,251,637	80.6
PURCHASED OPTIONS(2): 0.0%
	Total Purchased Options (Cost $14,700)	14,700	0.0
	Total Long-Term Investments (Cost $368,174,475)	403,379,625	98.7
SHORT-TERM INVESTMENTS: 1.5%
	Mutual Funds: 1.5%
6,292,530 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $6,292,530)	6,292,530	1.5
	Total Short-Term Investments (Cost $6,292,530)	6,292,530	1.5
	Total Investments in Securities (Cost $374,467,005)	$409,672,155	100.2
	Liabilities in Excess of Other Assets	(982,389)	(0.2)
	Net Assets	$408,689,766	100.0

(1)
Non-income producing security.

(2)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(3)
Rate shown is the 7-day yield as of October 31, 2021.

See Accompanying Notes to Financial Statements
24

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$74,113,288	$—	$—	$74,113,288
Mutual Funds	329,251,637	—	—	329,251,637
Purchased Options	—	14,700	—	14,700
Short-Term Investments	6,292,530	—	—	6,292,530
Total Investments, at fair value	$409,657,455	$14,700	$—	$409,672,155
Other Financial Instruments+
Forward Foreign Currency Contracts	—	1,548,415	—	1,548,415
Futures	1,954,893	—	—	1,954,893
OTC Swaps	—	682,557	—	682,557
Total Assets	$411,612,348	$2,245,672	$—	$413,858,020
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(487,705)	$—	$(487,705)
OTC Swaps	—	(1,618,158)	—	(1,618,158)
Written Options	—	(221,096)	—	(221,096)
Total Liabilities	$—	$(2,326,959)	$—	$(2,326,959)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended October 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$10,786,171	$1,529,729	$(315,876)	$411,875	$12,411,899	$398,993	$6,743	$—
Voya Global Bond Fund - Class R6	28,764,204	3,881,158	(3,482,208)	(330,653)	28,832,501	125,989	150,441	—
Voya High Yield Bond Fund - Class R6	36,060,015	5,158,289	(1,191,585)	1,347,782	41,374,501	2,013,938	145,270	—
Voya Intermediate Bond Fund - Class R6	32,326,429	11,105,444	(947,751)	(1,152,668)	41,331,454	1,003,395	27,082	533,427
Voya Large Cap Value Fund - Class R6	14,343,261	2,258,893	(3,387,338)	5,323,300	18,538,116	194,527	158,896	1,016,972
Voya Large-Cap Growth Fund - Class R6	20,994,973	2,726,982	(18,851,248)	(4,870,707)	—	58,626	9,155,284	2,514,880
Voya MidCap Opportunities Fund - Class R6	5,319,254	9,401,550	(6,358,471)	(12,162)	8,350,171	—	1,816,742	906,741
Voya Multi-Manager Emerging Markets Equity Fund - Class I	24,829,451	3,721,211	(16,301,021)	(95,716)	12,153,925	245,890	3,647,563	815,585
Voya Multi-Manager International Equity Fund - Class I	28,361,779	2,210,471	(3,529,945)	5,687,768	32,730,073	281,174	1,349,891	972,867
Voya Multi-Manager International Factors Fund - Class I	46,199,729	3,306,568	(7,260,971)	10,826,981	53,072,307	1,403,415	744,557	—
Voya Multi-Manager Mid Cap Value Fund - Class I	5,370,606	7,898,220	(7,329,837)	2,226,023	8,165,013	62,241	218,132	187,696
Voya U.S. High Dividend Low Volatility Fund - Class R6	26,776,446	4,557,897	(15,808,082)	3,037,115	18,563,376	653,131	4,459,582	—
	$280,132,318	$57,756,412	$(84,764,333)	$22,398,939	$275,523,336	$6,441,319	$21,880,181	$6,948,168
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
25

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2021 (continued)

At October 31, 2021, the following forward foreign currency contracts were outstanding for Voya Global Diversified Payment Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD 13,300,000	USD 10,496,363	BNP Paribas	11/03/21	$250,237
USD 18,086,289	JPY 2,006,400,000	BNP Paribas	11/04/21	482,190
USD 5,823,124	NZD 8,400,000	Brown Brothers Harriman & Co.	11/03/21	(196,229)
USD 13,767,305	CHF 12,800,000	Citibank N.A.	11/03/21	(212,962)
USD 7,995,939	GBP 5,900,000	Morgan Stanley Capital Services LLC	11/03/21	(78,514)
AUD 27,200,000	USD 19,744,235	UBS AG	11/03/21	716,974
SGD 23,000,000	USD 16,956,900	UBS AG	11/03/21	99,014
				$1,060,710
At October 31, 2021, the following futures contracts were outstanding for Voya Global Diversified Payment Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	148	12/17/21	$34,017,800	$1,199,451
			$34,017,800	$1,199,451
Short Contracts:
Tokyo Price Index (TOPIX)	(98)	12/09/21	(17,132,266)	566,793
U.S. Treasury 5-Year Note	(127)	12/31/21	(15,462,250)	188,649
			$(32,594,516)	$755,442
At October 31, 2021, the following OTC purchased equity options were outstanding for Voya Global Diversified Payment Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Cost	Fair Value
S&P 500® Index	Goldman Sachs International	Call	11/30/21	USD 4,720.510	1,064	USD 4,900,124	$14,700	$14,700
							$14,700	$14,700
At October 31, 2021, the following OTC written equity options were outstanding for Voya Global Diversified Payment Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
S&P 500® Index	Goldman Sachs International	Call	11/30/21	USD 4,605.380	1,064	USD 4,900,124	$67,622	$(67,622)
S&P 500® Index	Goldman Sachs International	Call	11/30/21	USD 4,639.920	2,150	USD 9,901,567	94,065	(94,065)
S&P 500® Index	Goldman Sachs International	Call	11/30/21	USD 4,674.460	2,150	USD 9,901,567	59,409	(59,409)
							$221,096	$(221,096)
See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2021 (continued)

At October 31, 2021, the following OTC total return swaps were outstanding for Voya Global Diversified Payment Fund:
Pay/Receive Total Return(1)	Reference Entity	Reference Entity Payment Frequency	(Pay)/ Receive Financing Rate	Floating Rate Payment Frequency	Counterparty	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	iShares S&P 500 Growth ETF	At Maturity	US0001M + 0.30%	At Maturity	Morgan Stanley Capital Services LLC	11/01/21	USD 19,898,483	$(1,588,447)	$—	$(1,588,447)
Receive	JPMorgan JPUSVCO1 Index(2)	Quarterly	(0.06%)	Quarterly	JPMorgan Chase Bank N.A.	08/31/22	USD 10,801,489	(29,711)	—	(29,711)
Receive	JPMorgan JPUSVCO2 Index(3)	Quarterly	(0.06%)	Quarterly	JPMorgan Chase Bank N.A.	08/31/22	USD 18,497,410	12,722	—	12,722
Receive	JPMorgan JPUSVCO2 Index(4)	Quarterly	(0.06%)	Quarterly	JPMorgan Chase Bank N.A.	08/31/22	USD 3,699,192	—	—	—
Receive	JPMorgan JPUSVCO1 Index(5)	Quarterly	(0.06%)	Quarterly	JPMorgan Chase Bank N.A.	08/31/22	USD 2,200,267	—	—	—
Receive	iShares S&P 500 Value ETF	At Maturity	US0001M + 0.30%	At Maturity	Morgan Stanley Capital Services LLC	11/01/21	USD 19,903,272	635,782	—	635,782
Receive	Morgan Stanley SPX 1-month Volatility Premium Intraday Hedge Index(6)	Quarterly	0.00%	Quarterly	Morgan Stanley Capital Services LLC	08/31/22	USD 10,807,230	19,181	—	19,181
Receive	Morgan Stanley SPX 2-month Volatility Premium Intraday Hedge Index(7)	Quarterly	0.00%	Quarterly	Morgan Stanley Capital Services LLC	08/31/22	USD 7,904,910	14,872	—	14,872
Receive	Morgan Stanley SPX 2-month Volatility Premium Intraday Hedge Index(8)	Quarterly	0.00%	Quarterly	Morgan Stanley Capital Services LLC	08/31/22	USD 1,601,595	—	—	—
Receive	Morgan Stanley SPX 1-month Volatility Premium Intraday Hedge Index(9)	Quarterly	0.00%	Quarterly	Morgan Stanley Capital Services LLC	08/31/22	USD 2,202,144	—	—	—
								$(935,601)	$—	$(935,601)

(1)
The Fund will pay or receive the total return of the reference entity depending on whether the return is positive or negative. Where the Fund has elected to receive the total return of the reference entity if positive, it will be responsible for paying the floating rate and the total return of the reference entity, if negative. If the Fund has elected to pay the total return of the reference entity if positive, it will receive the floating rate and the total return of the reference entity, if negative.

(2)
The following table represents the individual positions within the total return swap as of October 31, 2021:

Reference Entity	Notional Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/17/21	$4,037,667	37.38%
Written Call Options
S&P 500® Index, Strike Price $4,565, expires 11/19/21	(120,432)	(1.11)%
Cash	6,884,254	63.73%
Total Notional Amount	$10,801,489	100%
See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2021 (continued)

(3)
The following table represents the individual positions within the total return swap as of October 31, 2021:

Reference Entity	Notional Amount*	% of Index
Long Futures Contracts
S&P 500®E-Mini, expires 12/17/21	$3,176,445	17.17%
Written Call Options
S&P 500®Index, Strike Price $4,700, expires 11/26/21	(50,350)	(0.27)%
Cash	15,371,315	83.10%
Total Notional Amount	$18,497,410	100%

(4)
The following table represents the individual positions within the total return swap as of October 31, 2021:

Reference Entity	Notional Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/17/21	$635,151	17.17%
Written Call Options
S&P 500®Index, Strike Price $4,700, expires 11/26/21	(9,988)	(0.27)%
Cash	3,074,029	83.10%
Total Notional Amount	$3,699,192	100%

(5)
The following table represents the individual positions within the total return swap as of October 31, 2021:

Reference Entity	Notional Amount*	% of Index
Long Futures Contracts
S&P 500®E-Mini, expires 12/17/21	$822,460	37.38%
Written Call Options
S&P 500®Index, Strike Price $4,565, expires 11/19/21	(24,423)	(1.11)%
Cash	1,402,230	63.73%
Total Notional Amount	$2,200,267	100%

(6)
The following table represents the individual positions within the total return swap as of October 31, 2021:

Reference Entity	Notional Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/17/21	$7,682,408	71.09%
Written Call Options
S&P 500® Index, Strike Price $4,520, expires 11/19/21	(274,145)	(2.54)%
Cash	3,398,967	31.45%
Total Notional Amount	$10,807,230	100%

(7)
The following table represents the individual positions within the total return swap as of October 31, 2021:

Reference Entity	Notional Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/17/21	$4,909,052	62.10%
Written Call Options
S&P 500® Index, Strike Price $4,430, expires 11/19/21	(11,706)	(0.15)%
S&P 500® Index, Strike Price $4,440, expires 11/19/21	(11,143)	(0.14)%
S&P 500® Index, Strike Price $4,450, expires 11/19/21	(10,495)	(0.13)%
S&P 500® Index, Strike Price $4,455, expires 11/19/21	(10,164)	(0.13)%
S&P 500® Index, Strike Price $4,465, expires 11/19/21	(19,298)	(0.24)%
S&P 500® Index, Strike Price $4,480, expires 11/19/21	(17,678)	(0.22)%
S&P 500® Index, Strike Price $4,490, expires 11/19/21	(16,674)	(0.21)%
S&P 500® Index, Strike Price $4,495, expires 11/19/21	(7,962)	(0.10)%
S&P 500® Index, Strike Price $4,500, expires 11/19/21	(7,829)	(0.10)%
S&P 500® Index, Strike Price $4,505, expires 11/19/21	(14,952)	(0.19)%
See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2021 (continued)

Reference Entity	Notional Amount*	% of Index
S&P 500® Index, Strike Price $4,520, expires 11/19/21	$(6,682)	(0.08)%
S&P 500® Index, Strike Price $4,525, expires 11/19/21	(6,462)	(0.08)%
S&P 500® Index, Strike Price $4,550, expires 11/19/21	(10,408)	(0.13)%
S&P 500® Index, Strike Price $4,560, expires 11/19/21	(4,817)	(0.06)%
S&P 500® Index, Strike Price $4,565, expires 11/19/21	(4,592)	(0.06)%
S&P 500® Index, Strike Price $4,600, expires 12/17/21	(5,288)	(0.07)%
S&P 500® Index, Strike Price $4,630, expires 12/17/21	(4,206)	(0.05)%
S&P 500® Index, Strike Price $4,645, expires 12/17/21	(3,705)	(0.05)%
S&P 500® Index, Strike Price $4,650, expires 12/17/21	(3,542)	(0.05)%
S&P 500® Index, Strike Price $4,655, expires 12/17/21	(3,388)	(0.04)%
S&P 500® Index, Strike Price $4,660, expires 12/17/21	(3,311)	(0.04)%
S&P 500® Index, Strike Price $4,670, expires 12/17/21	(2,957)	(0.04)%
S&P 500® Index, Strike Price $4,675, expires 12/17/21	(2,854)	(0.04)%
S&P 500® Index, Strike Price $4,695, expires 12/17/21	(2,345)	(0.03)%
	(192,458)	(2.43)%
Cash	3,188,316	40.33%
Total Notional Amount	$7,904,910	100%

(8)
The following table represents the individual positions within the total return swap as of October 31, 2021:

Reference Entity	Notional Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/17/21	$994,590	62.10%
Written Call Options
S&P 500® Index, Strike Price $4,430, expires 11/19/21	(2,402)	(0.15)%
S&P 500® Index, Strike Price $4,440, expires 11/19/21	(2,242)	(0.14)%
S&P 500® Index, Strike Price $4,450, expires 11/19/21	(2,082)	(0.13)%
S&P 500® Index, Strike Price $4,455, expires 11/19/21	(2,082)	(0.13)%
S&P 500® Index, Strike Price $4,465, expires 11/19/21	(3,843)	(0.24)%
S&P 500® Index, Strike Price $4,480, expires 11/19/21	(3,523)	(0.22)%
S&P 500® Index, Strike Price $4,490, expires 11/19/21	(3,363)	(0.21)%
S&P 500® Index, Strike Price $4,495, expires 11/19/21	(1,602)	(0.10)%
S&P 500® Index, Strike Price $4,500, expires 11/19/21	(1,602)	(0.10)%
S&P 500® Index, Strike Price $4,505, expires 11/19/21	(3,043)	(0.19)%
S&P 500® Index, Strike Price $4,520, expires 11/19/21	(1,281)	(0.08)%
S&P 500® Index, Strike Price $4,525, expires 11/19/21	(1,281)	(0.08)%
S&P 500® Index, Strike Price $4,550, expires 11/19/21	(2,082)	(0.13)%
S&P 500® Index, Strike Price $4,560, expires 11/19/21	(961)	(0.06)%
S&P 500® Index, Strike Price $4,565, expires 11/19/21	(961)	(0.06)%
S&P 500® Index, Strike Price $4,600, expires 12/17/21	(1,121)	(0.07)%
S&P 500® Index, Strike Price $4,630, expires 12/17/21	(801)	(0.05)%
S&P 500® Index, Strike Price $4,645, expires 12/17/21	(801)	(0.05)%
S&P 500® Index, Strike Price $4,650, expires 12/17/21	(801)	(0.05)%
S&P 500® Index, Strike Price $4,655, expires 12/17/21	(641)	(0.04)%
S&P 500® Index, Strike Price $4,660, expires 12/17/21	(641)	(0.04)%
S&P 500® Index, Strike Price $4,670, expires 12/17/21	(641)	(0.04)%
S&P 500® Index, Strike Price $4,675, expires 12/17/21	(641)	(0.04)%
S&P 500® Index, Strike Price $4,695, expires 12/17/21	(480)	(0.03)%
	(38,918)	(2.43)%
Cash	645,923	40.33%
Total Notional Amount	$1,601,595	100%
See Accompanying Notes to Financial Statements
29

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2021 (continued)

(9)
The following table represents the individual positions within the total return swap as of October 31, 2021:

Reference Entity	Notional Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/17/21	$1,565,504	71.09%
Written Call Options
S&P 500® Index, Strike Price $4,520, expires 11/19/21	(55,934)	(2.54)%
Cash	692,574	31.45%
Total Notional Amount	$2,202,144	100%

*
Notional amount represents the fair value of each underlying component (including the financing rate, if any) allocated to each underlying component on a pro-rata basis.

Currency Abbreviations
AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
GBP – British Pound
JPY – Japanese Yen
NZD – New Zealand Dollar
SGD – Singapore Dollar
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2021 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Investments in securities at value*	$14,700
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,548,415
Equity contracts	Variation margin receivable on futures contracts**	1,766,244
Interest contracts	Variation margin receivable on futures contracts**	188,649
Equity contracts	Unrealized appreciation on OTC swap agreements	682,557
Total Asset Derivatives		$4,200,565
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$487,705
Equity contracts	Unrealized depreciation on OTC swap agreements	1,618,158
Equity contracts	Written options, at fair value	221,096
Total Liability Derivatives		$2,326,959

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements
30

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2021 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$305,040	$—	$1,844,948	$418,262	$(3,777,640)	$(1,209,390)
Foreign exchange contracts	—	951,733	—	—	—	951,733
Interest rate contracts	—	—	(105,905)	—	—	(105,905)
Total	$305,040	$951,733	$1,739,043	$418,262	$(3,777,640)	$(363,562)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$(563)	$—	$1,424,953	$(945,993)	$15,745	$494,142
Foreign exchange contracts	—	1,203,259	—	—	—	1,203,259
Interest rate contracts	—	—	172,982	—	—	172,982
Total	$(563)	$1,203,259	$1,597,935	$(945,993)	$15,745	$1,870,383

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2021:
	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	Goldman Sachs international	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	UBS AG	Totals
Assets:
Purchased options	$—	$—	$—	$14,700	$—	$—	$—	$14,700
Forward foreign currency contracts	732,427	—	—	—	—	—	815,988	1,548,415
Total return swaps	—	—	—	—	12,722	669,835	—	682,557
Total Assets	$732,427	$—	$—	$14,700	$12,722	$669,835	$815,988	$2,245,672
Liabilities:
Forward foreign currency contracts	$—	$196,229	$212,962	$—	$—	$78,514	$—	$487,705
Total return swaps	—	—	—	—	29,711	1,588,447	—	1,618,158
Written options	—	—	—	221,096	—	—	—	221,096
Total Liabilities	$—	$196,229	$212,962	$221,096	$29,711	$1,666,961	$—	$2,326,959
Net OTC derivative instruments by counterparty, at fair value	$732,427	$(196,229)	$(212,962)	$(206,396)	$(16,989)	$(997,126)	$815,988	(81,287)
Total collateral pledged by Fund/(Received from counterparty)	$—	$—	$—	$—	$16,989	$760,000	$—	$776,989
Net Exposure(1)(2)	$732,427	$(196,229)	$(212,962)	$(206,396)	$—	$(237,126)	$815,988	$695,702

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At October 31, 2021, the Fund had pledged $1,330,000 in cash collateral to JPMorgan Chase Bank N.A. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements
31

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2021 (continued)

At October 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $376,485,488.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$38,844,922
Gross Unrealized Depreciation	(3,799,513)
Net Unrealized Appreciation	$35,045,409
See Accompanying Notes to Financial Statements
32

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2021 were as follows:
Fund Name	Type	Per Share Amount
Voya Global Diversified Payment Fund
Class A	NII	$0.4560
Class C	NII	$0.4080
Class I	NII	$0.4800
Class R	NII	$0.4320
Class R6	NII	$0.4800
Class W	NII	$0.4800

NII – Net investment income
Of the ordinary distributions made during the year ended October 31, 2021, 13.54% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended October 31, 2021, 38.46% of ordinary income dividends paid by the Fund (including creditable foreign taxes paid) are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
The Fund designates $222,680 as Section 199A dividends.
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designated the following amounts as foreign taxes paid for the year ended October 31, 2021:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$247,929	$0.0052	18.66%

*
None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
A portion of the monthly distribution payments made by the Fund may constitute a return of capital. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of the year-to-date distributions through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the Fund’s year end of October 31, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
33

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	131	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Trustee	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	131	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015 – Present	Retired.	131	None.
34

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2021.

35

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 – Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2021).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
36

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018 – Present	Anti – Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

37

ADDITIONAL INFORMATION (Unaudited)

MANAGED PAYMENT POLICY
The Fund’s Managed Payment Policy is designed to provide investors with regular cash flows from their investment. The policy provides for 12 level monthly payments throughout each calendar year. This payment policy enables investors to target the total dollar amount of the monthly payments they receive from their holdings in the Fund each year by purchasing the number of shares that will translate into their target monthly payment amount.
For the calendar year 2021, the Fund will make a level monthly payment of $0.038 per share for Class A shares, $0.034 per share for Class C shares, $0.040 per share for Class I shares, $0.036 per share for Class R shares, $0.040 per share for Class R6 shares and $0.040 per share for Class W shares. The level monthly payment amount for calendar year 2021 will be the product of: (i) the annual payment rate (“Annual Payment Rate”) of 5.97% for Class A shares, 5.22% for Class C shares, 6.25% for Class I shares, 5.72% for Class R shares, 6.25% for Class R6 shares and 6.25% for Class W shares, divided by 12; and (ii) the trailing average account value (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of $380 from their holdings in Class A shares, $340 from their holdings in Class C shares, $400 from their holdings in Class I shares, $360 from holdings in Class R shares, $400 from holdings in Class R6 shares and $400 from holdings in Class W shares from the Fund during 2021.
The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s Sub-Adviser; and (ii) the Fund’s performance over the previous three years.
Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: (i) the Annual Payment Rate, for the Fund’s shares; and (ii) the Trailing Average Account Value, which will vary for the Fund’s shares.
While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.
Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.
MONTHLY PAYMENTS AND ADDITIONAL
DISTRIBUTIONS
In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.
The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.
RETURN OF CAPITAL
Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will

38

ADDITIONAL INFORMATION (Unaudited) (continued)

provide disclosures with payments made that estimate the percentages of the year- to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling or exchanging the shares.

39

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163053      (1021-122221)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended October 31, 2021 and October 31, 2020 and the amount of fees that the previous independent public accounting firm billed to the Fund during the Fund’s fiscal year ended October 31, 2021 and October 31, 2020.

(a)	Audit Fees(1): The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $217,400 for the year ended October 31, 2021 and $235,509 for the year ended October 31, 2020.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended October 31, 2021 and $0 for the year ended October 31, 2020.

(c)	Tax Fees(2): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $149,296 for the year ended October 31, 2021 and $108,309 for the year ended October 31, 2020. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended October 31, 2021 and $0 for the year ended October 31, 2020.

(1) For the fiscal years ended October 31, 2021, and October 31, 2020, the previous independent public accounting firm billed $0 and $4,430, respectively, for Audit Fees.

(2) For the fiscal years ended October 31, 2021, and October 31, 2020, the previous independent public accounting firm billed $0 and $82,339, respectively, for Tax Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.        Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.        Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.     Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.    Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 19, 2020

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Ernst & Young LLP Passive Foreign Investment Company (“PFIC”) Analyzer		√	Not to exceed $95,000 during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2021 to December 31, 2021

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended October 31, 2021 and October 31, 2020; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2021(1)	2020(1)
Voya Mutual Funds	$149,296	$108,309
Voya Investments, LLC (2)	$14,568,457	$12,765,042

 (1) For the years ended October 31, 2021 and October 31, 2020, the previous independent public accounting firm billed the Registrant $0 and $82,339, respectively, for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: January 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: January 6, 2022

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 6, 2022